UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2018

Date of reporting period:	12/31/2018

Item 1 – Reports to Stockholders

The Prudential Series Fund

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Conservative Balanced Portfolio	A1
	Diversified Bond Portfolio	A36
	Equity Portfolio	A68
	Flexible Managed Portfolio	A73
	Global Portfolio	A106
	Government Income Portfolio	A114
	Government Money Market Portfolio	A124
	High Yield Bond Portfolio	A127
	Jennison Portfolio	A143
	Natural Resources Portfolio	A147
	Small Capitalization Stock Portfolio	A151
	Stock Index Portfolio	A164
	Value Portfolio	A176
	Glossary	A181

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-2.47%	5.13%	8.81%
Blended Index	-1.71	5.44	8.13
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Conservative Balanced Portfolio returned -2.47%. The Portfolio underperformed its Blended Index and outperformed the S&P 500 Index.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

What were market conditions during the reporting period?

The reporting period was characterized by the return of market volatility, rising trade tensions, concerns over global economic growth, and fears of an overly aggressive Federal Reserve (the Fed). High valuations and an exceptionally strong start to the year led to a quick correction in US equities in the first quarter, which helped inject a measure of sobriety into the markets. A growing economic growth differential between the US and the rest of the world led to a steady decline in international markets, which failed to bounce back following the early-year volatility.

Escalations in trade uncertainty helped exacerbate the situation and reinforced growth uncertainty. In the meantime, the Fed was quietly unwinding its balance sheet with its quantitative-tightening program, which had the effect of reducing global liquidity and drove investor assets back toward the US, helping support equity prices as well as the dollar.

Off-the-cuff comments by Fed Chairman Jerome Powell at the beginning of the fourth quarter were construed as overly hawkish and triggered a rout in equities as investors feared there would be significant interest rate increases to come. Whether the global economy could weather such aggressive monetary policy was the question on investors’ minds heading into the end of the year and prompted a flight toward safety, as well as the most negative year for global equities since the 2008 global financial crisis.

What strategies or holdings affected the Portfolio’s performance?

Asset allocation decisions had a limited impact on performance in 2018, with positive contributions throughout most of the year offset by a negative fourth quarter. Specifically, this was driven by an overweight (larger percentage than the benchmark index) to equities and an underweight to fixed income.

Equity markets experienced a sudden drawdown in October on the back of slowing global growth and concerns that the Fed would tighten monetary policy too aggressively. Portfolio risk was quickly scaled back. Asset allocation provided positive benefits in the remaining two months of the year, despite continued drawdowns, but failed to fully offset the initial negativity of October.

An off-benchmark allocation to international equities was a negative contributor for the full year as the asset class trailed domestic equities and fixed income by a wide margin. Furthermore, an off-benchmark allocation to Treasury inflation-protected securities (TIPS) slightly detracted as the lack of inflation surprises for the year meant they lagged the fixed income benchmark. Cash was generally kept below the benchmark for much of the year before moving up to a benchmark weight before the market volatility of the fourth quarter.

The negativity of off-benchmark positions was offset by an overall tilt toward domestic equities as US stocks ended the period as the best-performing segment of the benchmark. The bulk of the Portfolio’s underperformance came from negative underlying fund returns, as both the equity and fixed income components trailed their respective benchmarks. At the close of 2018, the Portfolio was positioned with an underweight to equities and an overweight to fixed income and cash.

The Portfolio held several derivatives, including stock futures and Treasury bond futures, to manage liquidity needs for redemptions. These derivatives generally did not affect performance significantly, although they added to returns relative to the benchmark during the period due to a tilt toward fixed income futures heading into the final quarter of the year. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts in the various subadviser sleeves.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-0.15%	3.80%	6.61%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Diversified Bond Portfolio returned -0.15%. The Portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation detracted from the Portfolio’s performance, with overweights to high yield bonds, sovereign government bonds, and commercial mortgage-backed securities (CMBS) hurting the most. Underweights to mortgage-backed securities and investment-grade corporate bonds helped offset some of the losses. Individual issue selection was positive, with positioning in high yield bonds, non-agency mortgages, US Treasuries, interest rate swaps, sovereign government bonds, and CMBS adding value. Security selection in emerging markets debt and investment-grade corporate bonds hurt performance. Within holdings of corporate bonds, the Portfolio benefited from positions in the cable & satellite sector and its underweight to the consumer non-cyclical sector, while positions in the foreign non-corporate and automotive sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies had a negligible impact on performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to performance. In addition, the Portfolio traded foreign exchange derivatives, which had a modestly negative impact on performance during the period. The Portfolio used credit default swaps to hedge credit risk or to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had a positive impact on performance during the period.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-4.85%	6.49%	11.99%
Portfolio: Class II	-5.23	6.06	11.54
Russell 1000® Index	-4.78	8.21	13.28
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2018, Equity Portfolio Class I shares returned -4.85% and Class II shares returned -5.23%. The Portfolio’s Class I & II shares underperformed the Russell 1000 Index, and the S&P 500 Index.

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

Market concerns surrounding rising inflation expectations and monetary tightening, along with uncertainty about the Trump administration’s policy initiatives, caused equity markets to decline early in 2018. Those concerns seemed to subside, as most major indices continued their march upward until October. Early in the fourth calendar quarter, market fears surrounding rising interest rates, deteriorating growth prospects in the US and emerging markets, and the escalating odds of a trade war combined to unsettle both domestic and global equity markets.

Volatility returned with a vengeance in 2018, having been muted over the past few years, with the CBOE Volatility Index (the VIX) higher by a sharp 130% during the 12-month period. The energy sector was among the worst-performing sectors within the broad S&P 500 Index, likely a result of West Texas Intermediate (WTI) oil prices falling 24.84% during the year. Prices for most industrial metals also saw double-digit declines, hurting the performance of the materials sector, while health care and utilities were among the few bright spots in 2018.

Despite the narrowing differential between styles toward the end of the year, growth stocks continued to outperform their value peers for the reporting period overall. Gains in the Russell 1000 Growth Index were led by select technology, health care, and consumer company stocks. Sectors with sensitivity to commodities prices and cyclical growth — including materials, energy, and industrials — were weak. Gains in the Russell 1000 Value Index were led by the health care and utilities sectors, while financials and energy detracted from performance.

The S&P 500 (the Index) declined 4.38% in 2018, with the energy, materials, industrials, and financials sectors each posting a double-digit decline. Health care, utilities, information technology, and consumer discretionary were the only sectors to produce positive returns.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index during the reporting period. On an absolute basis, positions in application software and movies & entertainment contributed positively to performance, while holdings within diversified banks and interactive media & services were among the primary detractors. Relative to the Index, stock selection in aerospace & defense and movies & entertainment helped, while security selection among health care equipment and Internet & direct marketing retail detracted from relative performance.

Notable Portfolio positive contributors included application software maker Microsoft Corp., whose shares performed well. The company posted solid earnings while beating consensus expectations during the past several quarters. This was driven in part by its Commercial Cloud and Azure segments and by a steady personal computer business. Additionally, its Office 365 software drove operating income improvements in the company’s productivity and business process segment. Jennison believes improving top-line growth and expanding profit margins should drive multiple years of accelerated earnings-per-share growth. Shares of Salesforce.com Inc. rose as the company benefited from secular growth drivers, including the shift to cloud computing, increasing corporate focus on customer-facing applications, emergence of mobile as a primary user interface into enterprise applications,

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited) (Continued)

and increasing demand for analytical capabilities to optimize business decisions and processes. Netflix Inc. continued to raise its long-term competitive barriers with investments in content, resulting in strong subscriber growth and solid evidence of increased pricing and operating leverage. Its shares performed well as the company’s third-quarter earnings and subscriber growth (reported in October) exceeded estimates. Netflix’s guidance for the fourth quarter implied a materially better-than-projected acceleration in growth.

Among the notable detractors in the Portfolio were semiconductor firm Nvidia Corp. Its shares declined in November, reflecting lower-than-anticipated third-quarter revenue from low- and mid-end gaming graphics-processing units. An underlying inventory issue was anticipated to result in a revenue shortfall in the fourth quarter, as the company would not ship more product until the channel has been cleared. Jennison reduced its estimates to reflect the company’s temporary inventory challenge. Further, based on the company’s third-quarter revenue miss and its inability to anticipate the inventory/demand problem, the position was sold during the fourth quarter for what Jennison saw as more attractive investment opportunities.

Conagra Brands Inc. lost ground during the reporting period as the company was weighed down by higher-than-expected cost inflation, higher interest rates, and pricing pressures from retailers. Additionally, the company’s acquisition of Pinnacle Foods Inc., while potentially beneficial for the long term, caused concerns over the short term given Pinnacle’s slowdown in revenue. Investors had become more defensive, as companies with levered balance sheets fell out of favor with the market.

Goldman Sachs Group Inc. underperformed after its shares declined when the firm was issued a limit on shareholder payouts as a result of its “conditional non-objection” grade on the quantitative portion of the Federal Reserve’s annual stress test of capital levels during the period. Additionally, the market negatively reacted to potential repercussions from the indictment of two senior Goldman Sachs executives. While many investors were aware of this indictment, the timing of any settlement and potential charge to the company’s bottom line was unclear. However, at the end of the reporting period, Jennison favored the company for its valuation and multiple businesses that can generate profits, in its view.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-4.18%	6.04%	9.86%
Blended Index	-2.26	6.13	9.25
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Flexible Managed Portfolio returned -4.18%. The Portfolio underperformed its Blended Index and outperformed the S&P 500 Index.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

What were market conditions during the reporting period?

The reporting period was characterized by the return of market volatility, rising trade tensions, concerns over global economic growth, and fears of an overly aggressive Federal Reserve (the Fed). High valuations and an exceptionally strong start to the year led to a quick correction in US equities in the first quarter, which helped inject a measure of sobriety into the markets. A growing economic growth differential between the US and the rest of the world led to a steady decline in international markets, which failed to bounce back following the early-year volatility.

Escalations in trade uncertainty helped exacerbate the situation and reinforced growth uncertainty. In the meantime, the Fed was quietly unwinding its balance sheet with its quantitative-tightening program, which had the effect of reducing global liquidity and drove investor assets back toward the US, helping support equity prices as well as the dollar.

Off-the-cuff comments by Fed Chairman Jerome Powell at the beginning of the fourth quarter were construed as overly hawkish and triggered a rout in equities as investors feared there would be significant interest rate increases to come. Whether the global economy could weather such aggressive monetary policy was the question on investors’ minds heading into the end of the year and prompted a flight toward safety, as well as the most negative year for global equities since the 2008 global financial crisis.

What strategies or holdings affected the Portfolio’s performance?

Asset allocation decisions had a limited impact on performance in 2018, with positive contributions throughout most of the year offset by a negative fourth quarter. Specifically, this was driven by an overweight (larger percentage than the benchmark index) to equities and an underweight to fixed income.

Equity markets experienced a sudden drawdown in October on the back of slowing global growth and concerns that the Fed would tighten monetary policy too aggressively. Portfolio risk was quickly scaled back. Asset allocation provided positive benefits in the remaining two months of the year, despite continued drawdowns, but failed to fully offset the initial negativity of October.

An off-benchmark allocation to international equities was a negative contributor for the full year as the asset class trailed domestic equities and fixed income by a wide margin. Furthermore, an off-benchmark allocation to Treasury inflation-protected securities (TIPS) slightly detracted as the lack of inflation surprises for the year meant they lagged the fixed income benchmark. Cash was generally kept below the benchmark for much of the year before moving up to a benchmark weight before the market volatility of the fourth quarter.

The negativity of off-benchmark positions was offset by an overall tilt toward domestic equities, as US stocks ended the period as the best-performing segment of the benchmark. The bulk of the Portfolio’s underperformance came from negative underlying fund returns, as both the equity and fixed income components trailed their respective benchmarks. At the close of 2018, the Portfolio was positioned with an underweight to equities, an overweight to fixed income, and cash at benchmark weight.

The Portfolio held several derivatives, including stock futures and Treasury bond futures, to manage liquidity needs for redemptions. These derivatives generally did not affect performance significantly, although they added to returns relative to the benchmark during the period due to a tilt toward fixed income futures heading into the final quarter of the year. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts in the various subadviser sleeves.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-7.31%	5.02%	10.17%
MSCI World Index (GD)	-8.20	5.14	10.29

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Global Portfolio returned -7.31%. The Portfolio outperformed the MSCI World Index (GD).

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the 3.7% unemployment rate remained at historically low levels. The US economy experienced two of the strongest quarters of growth since 2014 during the second and third quarters, and major equity market indices reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices for oil and other commodities led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008. Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both emerging and developed, underperformed the S&P 500 Index, providing a headwind to many active managers who were overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

The subadviser’s performance for the period was mixed. The Portfolio’s domestic and international growth subadvisers outperformed their style-specific benchmarks, while the opposite was true for the Portfolio’s value subadvisers. The Brown Large-Cap Growth sleeve, however, made up for the underperformance of the other managers, as it strongly outperformed the Russell 1000 Growth Index.

Additionally, Brown’s relative outperformance was solely responsible for the outperformance of the overall Portfolio, as it was the only sleeve to outperform the MSCI World Index and to post a positive absolute return in 2018. Brown’s outperformance was driven by strong stock selection within the technology and health care sectors.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	0.63%	2.44%	3.54%
Bloomberg Barclays Government Bond Index	0.88	1.99	2.12

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Government Income Portfolio returned 0.63%. The Portfolio underperformed the Bloomberg Barclays Government Bond Index.

The Portfolio’s investment objective is a high level of income over the long-term consistent with the preservation of capital.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

After a series of quarterly rate hikes, the Federal Reserve (the Fed) signaled in December that it expects to be less aggressive going forward, cutting its median projection from three rate hikes in 2019 to just two. At the end of 2018, the federal funds target rate, at 2.25%-2.50%, was effectively at the lower end of the 2.50%-3.50% range of Fed estimates for the long-run neutral rate, which explains the Fed’s desire to become more data-dependent going forward. As a base case, PGIM Fixed Income still expects the Fed to hike rates twice in 2019, but with the risks now skewed toward fewer hikes. PGIM Fixed Income anticipates the Fed will likely need to address the “autopilot” nature of its balance sheet reduction in 2019, confronting the question of just how much more liquidity it should drain from the US financial system.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, security selection was a strong driver of the Portfolio’s performance, highlighted by positions among commercial mortgage-backed securities (CMBS), interest rate swaps, US Treasuries, and collateralized loan obligations. Security selection in mortgage-backed securities (MBS) modestly hurt performance. Sector allocation also hurt performance, with the Portfolio’s overweight in CMBS the largest detractor. An underweight to MBS added value. The Portfolio’s positioning for a flatter US yield curve added to performance, while its tactical duration positioning limited results. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

The use of interest rate swaps had a positive impact on performance during the period. The Portfolio used futures and options to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures and options collectively had a positive impact on the Portfolio’s performance during the period.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Years	10-Years
Portfolio	2.04%	1.53%	0.44%	0.26%
Lipper (VIP) Money Market Funds Average	N/A	1.31	0.35	0.21
Lipper US Government Money Market Index	N/A	1.22	0.30	0.17

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2018, the Government Money Market Portfolio returned 1.53%. The Portfolio outperformed both the Lipper VIP Money Market Funds Average and the Lipper US Government Money Market Index.

The Portfolio’s investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity.

What were market conditions during the reporting period?

In the face of escalating financial market volatility and trade tensions, the global economic expansion moderated during the reporting period from “very strong” to just “solid.” While perhaps disappointing relative to robust expectations from a year ago, the current pace of growth, if sustained, would hardly be distressing for the global economy. Against this backdrop, the Federal Reserve (the Fed) led other central banks in the “punch-bowl snatching” by reducing the size of its balance sheet and increasing interest rates. In 2018, the Fed hiked rates four times, bringing the federal funds target rate to 2.25%-2.50%. Meanwhile, the European Central Bank ended its bond purchase program, and the Bank of Japan continued to reduce its bond purchases after widening the target range on the 10-year Japanese government bond yield. Other central banks (e.g., the Bank of Canada and Bank of England) hiked rates as well.

Turning to the fixed income markets, in early 2018 bonds suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

Money market funds, however, after years out of the spotlight, attracted investor attention as the yield curve flattened and yields on short-term and cash-like instruments rose to relatively more attractive levels. In addition to the aforementioned increase in the federal funds target rate, the three-month London InterBank Offered Rate (LIBOR) rose from 1.70% to 2.81%. Government money market funds similarly saw their yields rise, from 0.78% to 1.91%, according to Morningstar. Government money market funds’ average return of 1.38% bested most fixed income sectors.

What strategies or holdings affected the Portfolio’s performance?

Throughout the year, with the Fed’s rate hikes generally anticipated and telegraphed, the Portfolio’s weighted average maturity and weighted average life were shortened ahead of the hikes, thus allowing the proceeds to be reinvested after the increases at higher levels in longer maturities.

At different times during 2018, the Portfolio took advantage of wider floating-rate spreads and increased its positions in LIBOR floaters. Floaters are bonds or other types of debt with coupon rates that change with short-term interest rates.

Additionally, the Portfolio’s position in agency discount notes versus repurchase agreements and US Treasuries was shifted tactically based on relative value between the sectors.

*

Source: iMoneyNet, Inc. based on 93 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/25/2018.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-1.26%	4.39%	10.38%
Bloomberg Barclays US High Yield 1% Issuer Capped Index	-2.21	3.80	11.14

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the High Yield Bond Portfolio returned -1.26%. The Portfolio outperformed the Bloomberg Barclays US High Yield 1% Issuer Capped Index.

The Portfolio’s objective is high total return.

What were market conditions during the reporting period?

The US high yield bond market began 2018 with a strong tone, moving higher early in the year on optimism that domestic tax reform would fuel economic growth. Volatility in equities and a sharp rise in the CBOE Volatility Index (VIX), however, spooked investors and caused credit spreads to widen. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.) After some mixed results early in the second quarter, the market steadied as the quarter progressed, posting solid results as most other fixed income sectors retreated. High yield bonds began the third quarter in slightly negative territory amid light volumes, no new deals, and pressures from the high-grade and emerging markets sectors. With a pause in emerging markets stresses and hope for US/China trade talks, high yield spreads tightened to near-decade lows at the end of the third quarter. In the fourth quarter, mounting global tensions and fears that the Fed was hiking rates too quickly spurred a significant decline in the high yield bond market. For the reporting period, the Bloomberg Barclays 1% Issuer Constrained Index returned -2.21%. In terms of quality, single-B rated credits fared the best, posting a total return of -1.31%, while BBs and CCCs returned -2.41% and -3.84%, respectively.

In general, global default activity continued to slow. The Moody’s Investors Services 12-month US speculative-grade default rate ended December at 2.8%, the lowest level since May 2015. As 2018 concluded, the speculative-grade corporate bond market saw 77 defaults, compared to 104 defaults in 2017. Looking ahead, Moody’s expects defaults to trend lower over the next few months before gradually rising.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s relative outperformance was driven mostly by broad-based issue selection, principally within the electric utilities, technology, and upstream energy sectors. A few of the overall largest single-name contributors included overweights to NRG Energy and Dynegy (both electric utilities), McAfee (technology), MEG Energy (upstream energy), and BMC Software (technology). An underweight to Weatherford International also boosted returns. This was partially offset by issue selection within metals & mining and cable & satellite, driven mostly by an overweight to Dish Network, which hurt the Portfolio’s performance. Overweights to Digicel (telecom) and Alta Mesa Resources (upstream energy) were the largest single-name detractors from returns.

The Portfolio also benefited from strong industry selection, highlighted by an overweight to the electric utilities sector, coupled with underweights to upstream energy and banking. This was partially offset by the Portfolio having, on average, more risk than the benchmark index, which detracted from returns as spreads widened during the year.

During the period, the Portfolio used US Treasury futures to manage interest rate risk, a more efficient way of managing this type of risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the period.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-0.78%	10.51%	15.52%
Portfolio: Class II	-1.18	10.07	15.07
Russell 1000® Growth Index	-1.51	10.40	15.29
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2018, the Jennison Portfolio Class I shares returned -0.78% and Class II shares returned -1.18%. The Portfolio’s Class I & II shares outperformed the Russell 1000 Growth Index and the S&P 500 Index.

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

As 2018 began, global gross domestic product (GDP) growth was accelerating, the labor market was continuing to strengthen, and lower US corporate tax rates were taking effect, helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors largely overlooked uncertainty created by White House trade and other policy initiatives. A sell-off in the fourth quarter reflected mounting investor concerns about a range of issues, including the pace of US interest rate increases and its effect on US economic growth, decelerating expansion in non-US economies, the state of US trade alliances with major trading partners — most notably the rising risk of a trade war with China — and discord and uncertainty about domestic policy, which culminated in a partial US government shutdown as the year drew to a close.

Gains in the Russell 1000 Growth benchmark were led by select technology, health care, and consumer companies. Sectors with sensitivity to commodities prices and cyclical growth — including materials, energy, and industrials — were weaker performers.

What strategies or holdings affected the Portfolio’s performance?

Information technology positions were strong contributors to Portfolio performance. Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Portfolio holdings salesforce.com, Inc., Red Hat, Inc., Adobe, Inc., Microsoft Corp., and Workday, Inc. offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.

Payment companies continue to benefit from the long-term shift from cash to electronic credit and debit transactions. Both Mastercard, Inc. and Visa, Inc. have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Portfolio holdings Square, Inc. and PayPal Holdings, Inc. offer innovative low-cost, high-security, easy-to-use digital payment options, particularly for mobile and online transactions.

The Portfolio’s long-term holdings in US Internet companies also meaningfully contributed to performance. Video-streaming service Netflix, Inc. continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage, while e-commerce stalwart Amazon.com, Inc. benefited from its market position, scale, and execution.

Conversely, Chinese Internet companies fared poorly. While the various business segments of Alibaba Group Holding Ltd. are providing significant revenue growth, the stock declined on high business investment spending and Chinese government efforts to tighten control of Internet and non-traditional financial companies. Tencent Holdings Ltd. was negatively affected by new restrictions on video-game approvals implemented by Chinese authorities. Jennison expects these restrictions will be lessened in the coming year.

After strong performance through much of 2017 and 2018, NVIDIA Corp. fell significantly in 2018’s final quarter, reflecting issues with its gaming graphics processing unit inventory, exacerbated by a slowdown in the cryptocurrency mining boom.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited) (Continued)

Ongoing concerns about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over social media giant Facebook, Inc. However, the company has significant scale benefits and untapped monetization opportunities that Jennison believes should drive better-than-average growth even with higher costs and restriction in data usage.

Boeing Co. was a top performer in industrials. Its stock gain reflected 787 Dreamliner commercial-jet cash generation, solid cost controls, and ramped-up 737 jet production. The company’s extensive order backlog reflects strong global demand, in Jennison’s view.

Performance of the Portfolio’s health care positions improved over the year, as the “hot-button” topic of drug pricing subsided. However, Jennison expects the issue will re-emerge as political winds change once again. Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. Portfolio holding Illumina, Inc. is at the forefront of this technology. Some of the Portfolio’s biopharmaceutical positions experienced setbacks. Bristol-Myers Squibb Co. fell on signs that its non-small cell lung cancer program has been eclipsed by a competing franchise. However, Jennison believes the likely broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for Bristol-Myers.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-18.07%	-10.02%	1.53%
Portfolio: Class II	-18.42	-10.38	1.11
Blended Index	-16.12	-2.57	4.43
MSCI World Index (GD)	-8.20	5.14	10.29

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2018, the Natural Resources Portfolio Class I returned -18.07% and Class II returned -18.42%. The Portfolio’s Class I & II shares underperformed both the Blended Index and the MSCI World Index.

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

Crude oil markets fell sharply in the fourth quarter of 2018 by more than 40% to a Brent crude level of $50 a barrel, after hitting a high for the year of $85 a barrel in September. The significant drop in crude oil prices was a result of many factors, including pressure from the Trump administration on Saudi Arabia to maintain production, Iranian supplies that were higher than expected despite US sanctions, strong production from US shale producers, and worries of a possible global economic slowdown impacting global demand. Largely due to the fourth-quarter drop in energy prices, the MSCI World Energy Index was one of the worst-performing MSCI World sector indexes for the year, down more than 15%. Meanwhile, similar worries of a global economic contraction, particularly in China, and ongoing trade tensions helped push the MSCI World Materials Index down in the fourth quarter as well. Largely impacted by the fourth-quarter sell-off, the MSCI World Materials Index fell more than 16% for the calendar year.

What strategies or holdings affected the Portfolio’s performance?

For the period, the Portfolio underperformed its benchmark, the MSCI World Energy/Materials (60%/40%) Index. The underperformance was largely a result of adverse selection of the Portfolio’s energy and materials stocks.

The majority of the largest positive contributors to relative performance came from positioning in stocks that enjoyed positive absolute returns in the calendar year, despite the double-digit decline for the benchmark. Positions in large miner BHP Group Ltd., railroad company Union Pacific Corp., specialty chemical producer Ecolab Inc., and US exploration and production company ConocoPhillips all benefited the Portfolio.

The primary detractors included some energy-related positions. Positions in two oil and gas exploration and production companies Concho Resources Inc. and Diamondback Energy Inc., and pressure pumper RPC Inc., all detracted from performance. US pressure pumpers were negatively impacted by weak Permian Basin demand and improved efficiency of the producers themselves, which needed less pressure pumping services to produce the same equivalent amount of energy. Lithium producer Albemarle Corp. and aluminum producer Alcoa Corp., which was negatively impacted by weak aluminum pricing, also hurt the Portfolio’s performance. The Portfolio no longer held positions in RPC Inc. and Alcoa Corp. at the end of the reporting period.

It was a difficult year for natural resource-related funds in general, largely due to the significant sell-off in the underlying commodities during the fourth quarter. During the latter part of the third quarter and throughout the fourth quarter, the subadviser lowered the Portfolio’s energy beta and layered in more energy exposure with yield support, such as that provided by integrated oil companies. While this action helped contain losses, pressures on the natural resource sectors led to a significant absolute decline for the Portfolio in the fourth quarter.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited) (Continued)

At the end of the reporting period, the subadviser hoped the worst was over for the more cyclical sectors of the economy, as valuations for some energy and materials stocks had reached levels not seen since the Great Recession in 2007-2008. Given these depressed valuations and prospects for the stabilization of energy prices after the major decline, the subadviser anticipated layering in more beta in the Portfolio at the beginning of 2019. The subadviser’s focus in adding exposure was on relatively higher-quality energy names, particularly oil and gas exploration and production companies. At the end of the reporting period, the Portfolio’s position in energy was in line with the benchmark, while its position in materials was underweight. The Portfolio remained globally diversified.

Regarding derivatives, the Portfolio at times utilized a buy-write strategy with call options written against long equity positions. At any given time, call options may be written against some of the Portfolio’s long exposure, depending on the premium income, market volatility, and outlook on the underlying positions. In 2018, these call positions detracted from the Portfolio’s overall performance on an absolute basis, though the negative impact was modest.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-8.73%	6.09%	13.29%
S&P SmallCap 600 Index	-8.48	6.34	13.61

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Small Capitalization Stock Portfolio returned -8.73%. The Portfolio underperformed the S&P SmallCap 600 Index.

The Portfolio’s investment objective is long-term growth of capital.

What were the market conditions during the reporting period?

Throughout 2018, value strategies struggled in the US and around the world. In general, reasonably priced companies with good fundamentals underperformed expensive companies with weak or deteriorating fundamentals, based on the subadviser’s measures. The lack of consistent payoff to sound fundamentals is likely the result of high levels of uncertainty facing US markets, including the interest rate environment, tariff negotiations, and weak overseas economies, all feeding into slowing profit growth for US companies.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and that of the benchmark), brokerage costs, and other costs and expenses may cause the Portfolio’s return to be lower than that of its benchmark, the S&P SmallCap 600® Index (the Index). For the period, the Portfolio slightly underperformed the Index.

The largest sectors in both the Portfolio and Index were industrials and financials. Health care was the largest contributor to Portfolio return, and it was the only sector to post a gain in 2018. Energy, materials, and industrials were among the largest detractors.

In terms of positions, Nektar Therapeutics and HealthEquity Inc. were the largest contributors to Portfolio performance, while US Silica Holdings Inc. and LCI Industries were the largest detractors. Nektar was eliminated from the Portfolio because the stock migrated to the S&P 500 Index. HealthEquity was also sold, as it migrated to the S&P 400 Index.

The Portfolio closely tracked the Index. Most of the buy or sell trades and trades made to increase or decrease the number of shares held in a position were traded as close as possible to the end of the market day in order to more closely track the Index. Income from securities lending consistently adds to Portfolio returns. The income is greater for small-cap stocks because it is often more difficult for investors to borrow stock of some of these companies that are generally not as widely traded as large-cap stocks.

The Portfolio had a small exposure to derivative instruments to help enhance liquidity, but the position did not have a material impact on performance.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-4.61%	8.24%	12.81%
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Stock Index Portfolio returned -4.61%. The Portfolio underperformed the S&P 500 Index.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

What were market conditions during the reporting period?

Throughout 2018, value strategies struggled in the US and around the world. In general, reasonably priced companies with good fundamentals underperformed expensive companies with weak or deteriorating fundamentals, based on the subadviser’s measures. The lack of consistent payoff to sound fundamentals is likely the result of high levels of uncertainty facing US markets, including the interest rate environment, tariff negotiations, and weak overseas economies, all feeding into slowing profit growth for US companies.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and that of the benchmark), brokerage costs, and other costs and expenses caused the Portfolio’s return to be slightly lower than that of the S&P 500 Index (the Index).

Information technology remained the largest sector in both the Portfolio and the Index, while energy was the largest detractor to performance. Microsoft Corp. and Amazon.com Inc. were the largest contributors to Portfolio performance, while Facebook Inc. and General Electric Co. were the largest detractors.

The Portfolio had a small exposure to derivative instruments to help enhance liquidity, but the position did not have a material impact on performance.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-9.88%	3.49%	10.70%
Portfolio: Class II	-10.23	3.08	10.26
Russell 1000® Value Index	-8.27	5.95	11.18
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2018, the Value Portfolio Class I shares returned -9.88% and Class II shares returned -10.23%. The Portfolio’s Class I & II shares underperformed the Russell 1000 Value Index and S&P 500 Index.

The Portfolio’s investment objective is capital appreciation.

What were market conditions during the reporting period?

Market concerns surrounding rising inflation expectations and monetary tightening, along with uncertainty about the Trump administration’s policy initiatives, caused equity markets to decline early in 2018. Those concerns seemed to subside, as most major indices continued their march upward until October. Early in the fourth calendar quarter, market fears surrounding rising interest rates, deteriorating growth prospects in the US and emerging markets, and the escalating odds of a trade war combined to unsettle both domestic and global equity markets.

Volatility returned with a vengeance in 2018, having been muted over the past few years, with the CBOE Volatility Index (the VIX) higher by a sharp 130% during the 12-month period. The energy sector was among the worst-performing sectors within the broad S&P 500 Index, likely a result of West Texas Intermediate (WTI) oil prices falling 24.84% during the year. Prices for most industrial metals also saw double-digit declines, hurting the performance of the materials sector, while health care and utilities were among the few bright spots in 2018.

Despite the narrowing differential between styles toward the end of the year, growth stocks continued to outperform their value peers for the reporting period overall. The Russell 1000 Value Index (the Index) returned -10.55% in 2018, dragged lower by the industrials, energy, and materials sectors. All sectors fell during the year with the exceptions of health care and utilities, while the information technology sector produced a modest gain.

What strategies or holdings affected the Portfolio’s performance?

Relative to the Index, the Portfolio’s stock selection and allocation within health care equipment were among the primary drivers of underperformance. A slight overweight allocation to consumer finance holdings along with security selection among biotechnology and cable & satellite names also hurt. Conversely, the Portfolio’s overweight allocation and stock selection within pharmaceuticals contributed positively. Allocations to interactive media & services and industrial conglomerates also helped.

Top contributors for the reporting period included pharmaceutical companies Eli Lilly & Co. and Merck & Co., as both firms announced solid quarterly earnings and beat consensus estimates during the period. Merck announced a $10 billion share-buyback program and raised its dividend by 15%. Eli Lilly’s diabetes team generated a series of positive news in October after showing robust phase 2 results for its GIP/GLP-1 co-agonist (LY’176) for the treatment of diabetes, supporting its decision to roll out eight phase 3 clinical trials in late 2018 and early 2019. Media and entertainment firm Twenty-First Century Fox Inc. gained ground during the reporting period after news of a potential deal to sell most of its assets to The Walt Disney Co. and leave behind its news and sports assets. The company is engaged in the production and licensing of news and sports, the operation of broadcast television stations and network programming in the US, and the production and acquisition of movies for distribution and licensing.

Top detractors for the reporting period included consumer staples firm Conagra Brands Inc., which lost ground as the company was weighed down by higher-than-expected cost inflation, higher interest rates, and pricing pressures from retailers. Additionally, the company’s acquisition of Pinnacle Foods Inc., while potentially beneficial for the long term, caused concerns over the short term given Pinnacle’s slowdown in revenue. Investors had become more defensive, as companies with levered balance sheets fell out of favor with the market.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited) (Continued)

Goldman Sachs Group Inc. underperformed after its shares declined when the firm was issued a limit on shareholder payouts as a result of its “conditional non-objection” grade on the quantitative portion of the Federal Reserve’s annual stress test of capital levels during the period. Additionally, the market negatively reacted to potential repercussions from the indictment of two senior Goldman Sachs executives. While many investors were aware of this indictment, the timing of any settlement and potential charge to the company’s bottom line was unclear. However, at the end of the reporting period, Jennison favored the company for its valuation and multiple businesses that can generate profits, in its view. The broader financials sector was hurt during the period, as macro-market concerns and weakening capital markets overshadowed any positive earnings news. This trend sent shares of Citigroup Inc. lower.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Bloomberg Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Bloomberg Barclays US High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of US dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

PSF Conservative Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

PSF Natural Resources Portfolio Blended Index consists of MSCI (Morgan Stanley Capital International) World Energy Index (ND) (60%), is an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Energy sector. MSCI (Morgan Stanley Capital International) World Materials Energy Index (ND) (40%), is an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Materials sector.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2018

Conservative Balanced Portfolio
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.7%
Apple, Inc.	1.5%
U.S. Treasury Inflation Indexed Bonds, TIPS	1.4%
Amazon.com, Inc.	1.3%
Berkshire Hathaway, Inc. (Class B Stock)	0.9%

Diversified Bond Portfolio
Fund Composition	(% of Net Assets	)
Corporate Bonds	35.5%
Asset-Backed Securities	28.2%
Commercial Mortgage-Backed Securities	13.0%
Sovereign Bonds	6.2%
Residential Mortgage-Backed Securities	4.4%

Equity Portfolio
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	4.0%
JPMorgan Chase & Co.	3.5%
AstraZeneca PLC	3.4%
Boeing Co. (The)	3.2%
Amazon.com, Inc.	3.0%

Flexible Managed Portfolio
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	2.3%
Apple, Inc.	1.5%
JPMorgan Chase & Co.	1.3%
Alphabet, Inc. (Class C Stock)	1.3%
Amazon.com, Inc.	1.1%

Global Portfolio
Top Five Countries	(% of Net Assets	)
United States	58.4%
Japan	6.1%
France	4.7%
United Kingdom	4.6%
Canada	3.0%

Government Income Portfolio
Fund Composition	(% of Net Assets	)
U.S. Government Agency Obligations	44.0%
U.S. Treasury Obligations	22.2%
Commercial Mortgage-Backed Securities	22.2%
Asset-Backed Securities	8.1%
Corporate Bonds	1.4%

High Yield Bond Portfolio
Five Largest Holdings	(% of Net Assets	)
DISH DBS Corp. Gtd. Notes	1.5%
Wind Tre SpA Sr. Sec’d. Notes	1.3%
Clear Channel Worldwide Holdings, Inc. Gtd. Notes, Series B	1.0%
Bombardier, Inc. Sr. Unsec’d. Notes	1.0%
Calpine Corp. Sr. Unsec’d. Notes	1.0%

Jennison Portfolio
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	5.8%
Microsoft Corp.	5.1%
Mastercard, Inc. (Class A Stock)	3.9%
salesforce.com, Inc.	3.9%
Tencent Holdings Ltd.	3.5%

Natural Resources Portfolio
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	6.4%
Chevron Corp.	6.1%
BHP Group Ltd.	4.6%
Royal Dutch Shell PLC (Class A Stock)	4.1%
BP PLC	3.8%

Small Capitalization Stock Portfolio
Five Largest Holdings	(% of Net Assets	)
First Financial Bankshares, Inc.	0.6%
Green Dot Corp. (Class A Stock)	0.6%
Spire, Inc.	0.6%
Selective Insurance Group, Inc.	0.5%
Ingevity Corp.	0.5%

Stock Index Portfolio
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.6%
Apple, Inc.	3.3%
Amazon.com, Inc.	2.9%
Berkshire Hathaway, Inc. (Class B Stock)	1.8%
Johnson & Johnson	1.6%

Value Portfolio
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.8%
Pfizer, Inc.	3.1%
Bank of America Corp.	2.8%
Chevron Corp.	2.8%
American Electric Power Co., Inc.	2.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$970.30	0.59%	$2.93
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,015.50	0.44%	$2.24
	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24
Equity (Class I)	Actual	$1,000.00	$898.00	0.47%	$2.25
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class II)	Actual	$1,000.00	$896.10	0.87%	$4.16
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Flexible Managed (Class I)	Actual	$1,000.00	$951.20	0.63%	$3.10
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Global (Class I)	Actual	$1,000.00	$900.10	0.77%	$3.69
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
Government Income (Class I)	Actual	$1,000.00	$1,016.80	0.50%	$2.54
	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55
Government Money Market (Class I)	Actual	$1,000.00	$1,009.00	0.34%	$1.72
	Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73
High Yield Bond (Class I)	Actual	$1,000.00	$978.30	0.57%	$2.84
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Jennison (Class I)	Actual	$1,000.00	$892.80	0.62%	$2.96
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2018

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

Jennison (Class II)	Actual	$1,000.00	$891.00	1.02%	$4.86
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Natural Resources (Class I)	Actual	$1,000.00	$809.10	0.51%	$2.33
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

Natural Resources (Class II)	Actual	$1,000.00	$807.40	0.91%	$4.15
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Small Capitalization Stock (Class I)	Actual	$1,000.00	$835.30	0.38%	$1.76
	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

Stock Index (Class I)	Actual	$1,000.00	$930.20	0.31%	$1.51
	Hypothetical	$1,000.00	$1,023.64	0.31%	$1.58

Value (Class I)	Actual	$1,000.00	$916.20	0.43%	$2.08
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

Value (Class II)	Actual	$1,000.00	$914.30	0.83%	$4.00
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018 and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 86.4%
COMMON STOCKS — 45.7%	Shares	Value
Aerospace & Defense — 1.1%
Arconic, Inc.	21,480	$362,153
Boeing Co. (The)	26,950	8,691,375
General Dynamics Corp.	14,100	2,216,661
Harris Corp.	5,900	794,435
Huntington Ingalls Industries, Inc.	2,200	418,682
L3 Technologies, Inc.	4,200	729,372
Lockheed Martin Corp.	12,480	3,267,763
MTU Aero Engines AG (Germany)	682	124,297
Northrop Grumman Corp.	8,862	2,170,304
Raytheon Co.	14,400	2,208,240
Safran SA (France)	448	54,166
Textron, Inc.	12,500	574,875
Thales SA (France)	144	16,851
TransDigm Group, Inc.*	2,500	850,150
United Technologies Corp.	40,802	4,344,597

		26,823,921

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	7,300	613,857
Expeditors International of Washington, Inc.	8,600	585,574
FedEx Corp.	12,280	1,981,132
SG Holdings Co. Ltd. (Japan)	1,300	33,694
United Parcel Service, Inc. (Class B Stock)	35,000	3,413,550

		6,627,807

Airlines — 0.2%
Alaska Air Group, Inc.(a)	6,500	395,525
American Airlines Group, Inc.	20,300	651,833
Delta Air Lines, Inc.	31,700	1,581,830
Deutsche Lufthansa AG (Germany)	1,547	35,148
International Consolidated Airlines Group SA (United Kingdom)	1,614	12,812
Japan Airlines Co. Ltd. (Japan)	3,500	124,040
Southwest Airlines Co.	26,000	1,208,480
United Continental Holdings, Inc.*	11,600	971,268

		4,980,936

Auto Components — 0.1%
Aptiv PLC	13,400	825,038
BorgWarner, Inc.	9,600	333,504
Cie Generale des Etablissements Michelin SCA (France)	231	22,970
Denso Corp. (Japan)	700	30,948
Goodyear Tire & Rubber Co. (The)	11,500	234,715
Koito Manufacturing Co. Ltd. (Japan)	100	5,126

		1,452,301

Automobiles — 0.2%
Ferrari NV (Italy)	166	16,571
Fiat Chrysler Automobiles NV (United Kingdom)*	1,497	21,770
Ford Motor Co.	197,185	1,508,465
General Motors Co.	66,100	2,211,045
Harley-Davidson, Inc.	7,900	269,548
Honda Motor Co. Ltd. (Japan)	4,100	107,686

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Isuzu Motors Ltd. (Japan)	900	$12,646
Mitsubishi Motors Corp. (Japan)	2,500	13,590
Peugeot SA (France)	6,857	146,615
Suzuki Motor Corp. (Japan)	2,300	116,216
Toyota Motor Corp. (Japan)	3,500	203,180
Volkswagen AG (Germany)	45	7,193

		4,634,525

Banks — 2.6%
ABN AMRO Group NV (Netherlands), CVA, 144A	948	22,328
Australia & New Zealand Banking Group Ltd. (Australia)	4,465	76,918
Bank Leumi Le-Israel BM (Israel)	20,968	126,624
Bank of America Corp.	467,921	11,529,573
Bank of Ireland Group PLC (Ireland)	21,645	120,557
Bank of Queensland Ltd. (Australia)	11,201	76,550
BB&T Corp.	39,000	1,689,480
BNP Paribas SA (France)	1,557	70,546
BOC Hong Kong Holdings Ltd. (China)	5,500	20,377
Citigroup, Inc.	126,835	6,603,030
Citizens Financial Group, Inc.	24,000	713,520
Comerica, Inc.	8,200	563,258
Commonwealth Bank of Australia (Australia)	189	9,625
DBS Group Holdings Ltd. (Singapore)	2,700	46,869
DNB ASA (Norway)	1,450	23,291
Fifth Third Bancorp	32,821	772,278
Hang Seng Bank Ltd. (Hong Kong)	1,100	24,541
HSBC Holdings PLC (United Kingdom)	14,599	120,703
Huntington Bancshares, Inc.	54,536	650,069
ING Groep NV (Netherlands)	5,789	62,563
Intesa Sanpaolo SpA (Italy)	9,392	20,969
JPMorgan Chase & Co.	169,345	16,531,459
KeyCorp.	51,400	759,692
Lloyds Banking Group PLC (United Kingdom)	108,930	71,925
M&T Bank Corp.	7,300	1,044,849
Mebuki Financial Group, Inc. (Japan)	3,700	9,802
Mediobanca Banca di Credito Finanziario SpA (Italy)	13,648	115,920
Mitsubishi UFJ Financial Group, Inc. (Japan)	37,600	184,218
Mizuho Financial Group, Inc. (Japan)	33,500	51,966
Nordea Bank Abp (Finland)	4,691	39,521
People’s United Financial, Inc.	16,500	238,095
PNC Financial Services Group, Inc. (The)	23,433	2,739,552
Raiffeisen Bank International AG (Austria)	4,372	111,381
Regions Financial Corp.	52,003	695,800
Resona Holdings, Inc. (Japan)	30,500	146,832
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	2,447	23,843
Societe Generale SA (France)	2,623	83,968
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,900	63,027
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	500	18,283

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
SunTrust Banks, Inc.	23,200	$1,170,208
SVB Financial Group*	2,700	512,784
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,537	39,510
Swedbank AB (Sweden) (Class A Stock)	1,260	28,211
U.S. Bancorp	77,185	3,527,355
United Overseas Bank Ltd. (Singapore)	7,300	131,511
Wells Fargo & Co.	218,364	10,062,213
Zions Bancorp NA	9,450	384,993

		62,130,587

Beverages — 0.9%
Asahi Group Holdings Ltd. (Japan)	1,300	50,455
Brown-Forman Corp. (Class B Stock)	8,475	403,241
Coca-Cola Co. (The)	192,801	9,129,127
Coca-Cola European Partners PLC (United Kingdom)	3,500	160,475
Constellation Brands, Inc. (Class A Stock)	8,500	1,366,970
Diageo PLC (United Kingdom)	297	10,588
Kirin Holdings Co. Ltd. (Japan)	6,900	144,072
Molson Coors Brewing Co. (Class B Stock)	9,700	544,752
Monster Beverage Corp.*	20,000	984,400
PepsiCo, Inc.	71,307	7,877,997
Treasury Wine Estates Ltd. (Australia)	1,144	11,918

		20,683,995

Biotechnology — 1.2%
AbbVie, Inc.	76,300	7,034,097
Alexion Pharmaceuticals, Inc.*	11,300	1,100,168
Amgen, Inc.	32,637	6,353,445
Biogen, Inc.*	10,160	3,057,347
Celgene Corp.*	35,400	2,268,786
CSL Ltd. (Australia)	65	8,500
Gilead Sciences, Inc.	65,300	4,084,515
Incyte Corp.*	9,100	578,669
Regeneron Pharmaceuticals, Inc.*	3,940	1,471,590
Vertex Pharmaceuticals, Inc.*	12,900	2,137,659

		28,094,776

Building Products — 0.1%
A.O. Smith Corp.	7,800	333,060
Allegion PLC	5,133	409,151
Daikin Industries Ltd. (Japan)	400	42,465
Fortune Brands Home & Security, Inc.	6,600	250,734
Johnson Controls International PLC	46,622	1,382,342
Kingspan Group PLC (Ireland)	229	9,841
Masco Corp.	15,800	461,992

		2,889,585

Capital Markets — 1.3%
3i Group PLC (United Kingdom)	12,082	119,280
Affiliated Managers Group, Inc.	2,600	253,344
Ameriprise Financial, Inc.	7,220	753,551
Bank of New York Mellon Corp. (The)	46,358	2,182,071
BlackRock, Inc.	6,200	2,435,484

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Cboe Global Markets, Inc.	5,900	$577,197
Charles Schwab Corp. (The)	60,550	2,514,642
CME Group, Inc.	17,900	3,367,348
E*TRADE Financial Corp.	12,820	562,542
Franklin Resources, Inc.(a)	15,200	450,832
Goldman Sachs Group, Inc. (The)	17,700	2,956,785
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1,700	49,251
Intercontinental Exchange, Inc.	28,955	2,181,180
Invesco Ltd.	20,600	344,844
Macquarie Group Ltd. (Australia)	2,287	174,670
Moody’s Corp.(a)	8,350	1,169,334
Morgan Stanley	66,780	2,647,827
MSCI, Inc.	4,700	692,921
Nasdaq, Inc.	6,200	505,734
Northern Trust Corp.	11,200	936,208
Partners Group Holding AG (Switzerland)	169	102,566
Raymond James Financial, Inc.	6,500	483,665
S&P Global, Inc.	12,700	2,158,238
SBI Holdings, Inc. (Japan)	600	11,725
State Street Corp.	19,500	1,229,865
T. Rowe Price Group, Inc.	12,300	1,135,536

		29,996,640

Chemicals — 1.0%
Air Liquide SA (France)	91	11,325
Air Products & Chemicals, Inc.	11,100	1,776,555
Albemarle Corp.(a)	5,500	423,885
Arkema SA (France)	104	8,947
Asahi Kasei Corp. (Japan)	7,400	76,140
Celanese Corp.	6,100	548,817
CF Industries Holdings, Inc.	12,000	522,120
Covestro AG (Germany), 144A	1,928	95,925
DowDuPont, Inc.	116,241	6,216,569
Eastman Chemical Co.	7,100	519,081
Ecolab, Inc.(a)	12,800	1,886,080
FMC Corp.	6,800	502,928
Givaudan SA (Switzerland)	14	32,481
International Flavors & Fragrances, Inc.	5,000	671,350
Israel Chemicals Ltd. (Israel)	2,999	16,987
Kuraray Co. Ltd. (Japan)	400	5,623
Linde PLC (United Kingdom)	27,800	4,337,912
LyondellBasell Industries NV (Class A Stock)	16,100	1,338,876
Mitsubishi Chemical Holdings Corp. (Japan)	20,000	151,098
Mitsubishi Gas Chemical Co., Inc. (Japan)	400	6,009
Mitsui Chemicals, Inc. (Japan)	300	6,766
Mosaic Co. (The)	17,700	517,017
PPG Industries, Inc.	12,200	1,247,206
Sherwin-Williams Co. (The)	4,150	1,632,859
Shin-Etsu Chemical Co. Ltd. (Japan)	500	38,682
Showa Denko KK (Japan)	200	5,941
Solvay SA (Belgium)	110	11,023

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Sumitomo Chemical Co. Ltd. (Japan)	2,000	$9,664
Teijin Ltd. (Japan)	700	11,183

		22,629,049

Commercial Services & Supplies — 0.2%
Cintas Corp.	4,400	739,156
Copart, Inc.*(a)	10,600	506,468
Republic Services, Inc.	10,965	790,467
Rollins, Inc.	6,600	238,260
Securitas AB (Sweden) (Class B Stock)	430	6,915
Waste Management, Inc.	19,942	1,774,639

		4,055,905

Communications Equipment — 0.5%
Arista Networks, Inc.*	2,800	589,960
Cisco Systems, Inc.	230,300	9,978,899
F5 Networks, Inc.*	3,300	534,699
Juniper Networks, Inc.	16,500	444,015
Motorola Solutions, Inc.	8,489	976,575
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	4,747	42,366

		12,566,514

Construction & Engineering — 0.1%
CIMIC Group Ltd. (Australia)	2,118	64,508
Eiffage SA (France)	108	9,039
Fluor Corp.	6,500	209,300
HOCHTIEF AG (Germany)	719	97,289
Jacobs Engineering Group, Inc.	5,900	344,914
Quanta Services, Inc.	7,400	222,740
Taisei Corp. (Japan)	300	12,824
Vinci SA (France)	2,109	174,166

		1,134,780

Construction Materials — 0.1%
CRH PLC (Ireland)	1,147	30,484
Martin Marietta Materials, Inc.(a)	3,400	584,358
Vulcan Materials Co.	6,600	652,080

		1,266,922

Consumer Finance — 0.3%
American Express Co.	35,600	3,393,392
Capital One Financial Corp.	24,161	1,826,330
Discover Financial Services	17,240	1,016,815
Synchrony Financial	34,072	799,329

		7,035,866

Containers & Packaging — 0.1%
Avery Dennison Corp.	4,300	386,269
Ball Corp.	17,300	795,454
International Paper Co.	20,473	826,290
Packaging Corp. of America	5,100	425,646
Sealed Air Corp.	8,000	278,720
Smurfit Kappa Group PLC (Ireland)	329	8,775
Westrock Co.	12,344	466,110

		3,187,264

COMMON STOCKS (continued)	Shares	Value
Distributors — 0.0%
Genuine Parts Co.	7,300	$700,946
LKQ Corp.*	15,000	355,950

		1,056,896

Diversified Consumer Services — 0.0%
H&R Block, Inc.	10,500	266,385

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	98,240	20,058,643
Investor AB (Sweden) (Class B Stock)	685	29,149
Jefferies Financial Group, Inc.	14,400	249,984
ORIX Corp. (Japan)	11,100	161,662

		20,499,438

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	365,836	10,440,959
BT Group PLC (United Kingdom)	12,812	39,009
CenturyLink, Inc.(a)	47,279	716,277
Deutsche Telekom AG (Germany)	13,269	226,214
HKT Trust & HKT Ltd. (Hong Kong), (Class SS Stock)	16,000	23,052
Nippon Telegraph & Telephone Corp. (Japan)	4,200	171,115
Swisscom AG (Switzerland)	36	17,315
Telecom Italia SpA (Italy), RSP	22,010	10,564
Telefonica Deutschland Holding AG (Germany)	1,110	4,360
Telefonica SA (Spain)	1,957	16,493
Telenor ASA (Norway)	1,125	21,883
Telia Co. AB (Sweden)	4,248	20,172
Telstra Corp. Ltd. (Australia)	6,393	12,800
Verizon Communications, Inc.	208,176	11,703,655

		23,423,868

Electric Utilities — 0.9%
Alliant Energy Corp.(a)	11,300	477,425
American Electric Power Co., Inc.	24,860	1,858,037
Chubu Electric Power Co., Inc. (Japan)	900	12,806
CLP Holdings Ltd. (Hong Kong)	1,000	11,301
Duke Energy Corp.	35,861	3,094,804
Edison International	16,900	959,413
Endesa SA (Spain)	435	10,044
Enel SpA (Italy)	37,277	216,467
Entergy Corp.	9,000	774,630
Evergy, Inc.	14,000	794,780
Eversource Energy	16,300	1,060,152
Exelon Corp.	48,613	2,192,446
FirstEnergy Corp.(a)	24,706	927,710
Kansai Electric Power Co., Inc. (The) (Japan)	9,400	141,163
NextEra Energy, Inc.	23,800	4,136,916
PG&E Corp.*	25,000	593,750
Pinnacle West Capital Corp.	5,900	502,680
PPL Corp.	35,600	1,008,548
Red Electrica Corp. SA (Spain)	592	13,251
Southern Co. (The)	51,100	2,244,312

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Terna Rete Elettrica Nazionale SpA (Italy)	5,534	$31,465
Xcel Energy, Inc.	25,510	1,256,878

		22,318,978

Electrical Equipment — 0.2%
AMETEK, Inc.	11,500	778,550
Eaton Corp. PLC	21,837	1,499,328
Emerson Electric Co.	31,700	1,894,075
Legrand SA (France)	364	20,597
Melrose Industries PLC (United Kingdom)	7,416	15,519
Rockwell Automation, Inc.	6,200	932,976
Schneider Electric SE (France)	2,562	176,029

		5,317,074

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	15,200	1,231,504
Corning, Inc.	40,800	1,232,568
FLIR Systems, Inc.	7,100	309,134
Hexagon AB (Sweden) (Class B Stock)	386	17,856
Hitachi Ltd. (Japan)	5,600	148,563
IPG Photonics Corp.*	2,100	237,909
Keysight Technologies, Inc.*	9,900	614,592
Kyocera Corp. (Japan)	300	14,974
Murata Manufacturing Co. Ltd. (Japan)	300	40,725
TDK Corp. (Japan)	200	14,017
TE Connectivity Ltd.	17,600	1,331,088

		5,192,930

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co.	25,098	539,607
Halliburton Co.	43,700	1,161,546
Helmerich & Payne, Inc.	5,400	258,876
National Oilwell Varco, Inc.	18,400	472,880
Schlumberger Ltd	69,724	2,515,642
TechnipFMC PLC (United Kingdom)	20,600	403,348

		5,351,899

Entertainment — 0.9%
Activision Blizzard, Inc.	38,400	1,788,288
Electronic Arts, Inc.*	15,400	1,215,214
Netflix, Inc.*	21,950	5,875,137
Take-Two Interactive Software, Inc.*	5,800	597,052
Twenty-First Century Fox, Inc. (Class A Stock)	53,100	2,555,172
Twenty-First Century Fox, Inc. (Class B Stock)	24,700	1,180,166
Viacom, Inc. (Class B Stock)	16,934	435,204
Walt Disney Co. (The)	74,900	8,212,785

		21,859,018

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc.	5,600	645,344
American Tower Corp.	22,200	3,511,818
Apartment Investment & Management Co. (Class A Stock)	8,233	361,264
AvalonBay Communities, Inc.	6,975	1,213,999

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Boston Properties, Inc.	7,800	$877,890
Crown Castle International Corp.	20,900	2,270,367
Digital Realty Trust, Inc.	10,300	1,097,465
Duke Realty Corp.	18,200	471,380
Equinix, Inc.	4,054	1,429,278
Equity Residential	18,400	1,214,584
Essex Property Trust, Inc.	3,350	821,453
Extra Space Storage, Inc.(a)	6,400	579,072
Federal Realty Investment Trust	3,700	436,748
Goodman Group (Australia)	19,412	145,170
HCP, Inc.	23,400	653,562
Host Hotels & Resorts, Inc.	36,782	613,156
Iron Mountain, Inc.	14,702	476,492
Kimco Realty Corp.	18,700	273,955
Klepierre SA (France)	282	8,723
Land Securities Group PLC (United Kingdom)	10,899	111,867
Link REIT (Hong Kong)	3,000	30,354
Macerich Co. (The)	5,500	238,040
Mid-America Apartment Communities, Inc.	6,000	574,200
Mirvac Group (Australia)	5,038	7,949
Nippon Building Fund, Inc. (Japan)	2	12,595
Prologis, Inc.	31,677	1,860,073
Public Storage	7,600	1,538,316
Realty Income Corp.	14,600	920,384
Regency Centers Corp.	8,700	510,516
SBA Communications Corp.*	5,800	938,962
Simon Property Group, Inc.	15,593	2,619,468
SL Green Realty Corp.	4,300	340,044
Stockland (Australia)	3,629	8,986
UDR, Inc.	13,200	522,984
Ventas, Inc.	17,918	1,049,816
Vornado Realty Trust	8,525	528,806
Welltower, Inc.	18,800	1,304,908
Weyerhaeuser Co.	37,818	826,701

		31,046,689

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	22,100	4,501,991
ICA Gruppen AB (Sweden)	4,060	145,152
J Sainsbury PLC (United Kingdom)	20,236	68,414
Koninklijke Ahold Delhaize NV (Netherlands)	5,518	139,641
Kroger Co. (The)	39,992	1,099,780
Sysco Corp.	24,100	1,510,106
Walgreens Boots Alliance, Inc.	42,500	2,904,025
Walmart, Inc.	72,300	6,734,745
WM Morrison Supermarkets PLC (United Kingdom)	27,939	75,990

		17,179,844

Food Products — 0.5%
Archer-Daniels-Midland Co.	28,226	1,156,419
Barry Callebaut AG (Switzerland)	40	62,449
Campbell Soup Co.(a)	9,000	296,910
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	12,385
Conagra Brands, Inc.	23,000	491,280

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
General Mills, Inc.	29,300	$1,140,942
Hershey Co. (The)	7,400	793,132
Hormel Foods Corp.(a)	13,300	567,644
J.M. Smucker Co. (The)(a)	6,100	570,289
Kellogg Co.(a)	12,700	724,027
Kraft Heinz Co. (The)	31,317	1,347,884
Lamb Weston Holdings, Inc.	6,400	470,784
McCormick & Co., Inc.(a)	6,100	849,364
MEIJI Holdings Co. Ltd. (Japan)	200	16,330
Mondelez International, Inc. (Class A Stock)	73,853	2,956,336
Nestle SA (Switzerland)	3,164	257,316
Orkla ASA (Norway)	1,233	9,717
Tate & Lyle PLC (United Kingdom)	16,744	141,072
Tyson Foods, Inc. (Class A Stock)	14,700	784,980
WH Group Ltd. (Hong Kong), 144A	23,500	18,090
Wilmar International Ltd. (Singapore)	55,600	127,163

		12,794,513

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	88,400	6,393,972
ABIOMED, Inc.*	2,260	734,590
Align Technology, Inc.*	3,800	795,834
Baxter International, Inc.	25,000	1,645,500
Becton, Dickinson & Co.	13,510	3,044,073
Boston Scientific Corp.*	69,667	2,462,032
ConvaTec Group PLC (United Kingdom), 144A	14,496	25,716
Cooper Cos., Inc. (The)	2,640	671,880
Danaher Corp.	31,000	3,196,720
DENTSPLY SIRONA, Inc.	10,800	401,868
Edwards Lifesciences Corp.*	10,600	1,623,602
Hologic, Inc.*	13,600	558,960
Hoya Corp. (Japan)	500	30,101
IDEXX Laboratories, Inc.*	4,400	818,488
Intuitive Surgical, Inc.*	5,760	2,758,579
Medtronic PLC	68,090	6,193,467
ResMed, Inc.	7,100	808,477
Smith & Nephew PLC (United Kingdom)	5,389	100,809
Sonova Holding AG (Switzerland)	76	12,512
Stryker Corp.	15,700	2,460,975
Varian Medical Systems, Inc.*	4,600	521,226
Zimmer Biomet Holdings, Inc.	10,300	1,068,316

		36,327,697

Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. (Japan)	2,900	74,088
AmerisourceBergen Corp.	8,100	602,640
Anthem, Inc.	13,100	3,440,453
Cardinal Health, Inc.	15,250	680,150
Centene Corp.*	10,400	1,199,120
Cigna Corp.(a)	19,200	3,646,464
CVS Health Corp.	65,083	4,264,238
DaVita, Inc.*	6,400	329,344
Fresenius Medical Care AG & Co. KGaA (Germany)	292	18,985
Fresenius SE & Co. KGaA (Germany)	564	27,514
HCA Healthcare, Inc.	13,600	1,692,520

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Henry Schein, Inc.*(a)	7,700	$604,604
Humana, Inc.	6,950	1,991,036
Laboratory Corp. of America Holdings* .	5,200	657,072
McKesson Corp.	10,130	1,119,061
Medipal Holdings Corp. (Japan)	6,700	143,722
Quest Diagnostics, Inc.	6,800	566,236
UnitedHealth Group, Inc.	48,530	12,089,794
Universal Health Services, Inc. (Class B Stock)	4,300	501,208
WellCare Health Plans, Inc.*	2,500	590,225

		34,238,474

Health Care Technology — 0.0%
Cerner Corp.*	16,500	865,260

Hotels, Restaurants & Leisure — 0.8%
Accor SA (France)	257	11,058
Carnival Corp.	20,300	1,000,790
Chipotle Mexican Grill, Inc.*	1,400	604,506
Compass Group PLC (United Kingdom)	6,161	129,687
Darden Restaurants, Inc.	6,450	644,097
Genting Singapore Ltd. (Singapore)	9,300	6,662
Hilton Worldwide Holdings, Inc.	15,300	1,098,540
Marriott International, Inc. (Class A Stock)	14,528	1,577,160
McDonald’s Corp.	39,100	6,942,987
McDonald’s Holdings Co. Japan Ltd. (Japan)	200	8,494
MGM Resorts International	25,800	625,908
Norwegian Cruise Line Holdings Ltd.*	10,300	436,617
Oriental Land Co. Ltd. (Japan)	300	30,242
Paddy Power Betfair PLC (Ireland)	114	9,363
Royal Caribbean Cruises Ltd	9,000	880,110
Sodexo SA (France)	137	14,049
Starbucks Corp.	62,500	4,025,000
TUI AG (Germany)	591	8,490
Wynn Resorts Ltd	4,700	464,877
Yum! Brands, Inc.	16,000	1,470,720

		19,989,357

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	1,516	8,957
Berkeley Group Holdings PLC (United Kingdom)	3,268	144,904
D.R. Horton, Inc.	17,500	606,550
Garmin Ltd.	6,000	379,920
Leggett & Platt, Inc.	6,300	225,792
Lennar Corp. (Class A Stock)	14,600	571,590
Mohawk Industries, Inc.*	3,340	390,647
Newell Brands, Inc.(a)	21,814	405,522
Persimmon PLC (United Kingdom)	4,934	121,651
PulteGroup, Inc.(a)	12,922	335,843
Sony Corp. (Japan)	3,900	187,288
Whirlpool Corp.	3,426	366,137

		3,744,801

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares		Value
Household Products — 0.8%
Church & Dwight Co., Inc.	12,600		$828,576
Clorox Co. (The)	6,500		1,001,910
Colgate-Palmolive Co.	43,700		2,601,024
Henkel AG & Co. KGaA (Germany)	143		14,087
Kimberly-Clark Corp.	17,500		1,993,950
Procter & Gamble Co. (The)	125,425		11,529,066
Reckitt Benckiser Group PLC (United Kingdom)	1,024		78,576

			18,047,189

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp.	30,700		443,922
Electric Power Development Co. Ltd. (Japan)	500		11,843
NRG Energy, Inc.	14,700		582,120

			1,037,885

Industrial Conglomerates — 0.7%
3M Co.(a)	29,600		5,639,984
CK Hutchison Holdings Ltd. (Hong Kong)	3,916		37,588
General Electric Co.	437,730		3,313,616
Honeywell International, Inc.	37,412		4,942,874
NWS Holdings Ltd. (Hong Kong)	34,000		69,772
Roper Technologies, Inc.	5,200		1,385,904
Siemens AG (Germany)	90		10,072

			15,399,810

Insurance — 1.1%
Aegon NV (Netherlands)	27,144		127,329
Aflac, Inc.	38,700		1,763,172
AIA Group Ltd. (Hong Kong)	2,800		23,217
Allianz SE (Germany)	1,261		254,040
Allstate Corp. (The)(a)	17,500		1,446,025
American International Group, Inc.	44,739		1,763,164
Aon PLC	12,300		1,787,928
Arthur J. Gallagher & Co.	9,000		663,300
Assurant, Inc.	3,000		268,320
Aviva PLC (United Kingdom)	5,998		28,761
AXA SA (France)	5,287		114,464
Brighthouse Financial, Inc.*	6,054		184,526
Chubb Ltd.	23,386		3,021,003
Cincinnati Financial Corp.	7,737		598,998
Dai-ichi Life Holdings, Inc. (Japan)	1,500		23,310
Everest Re Group Ltd.	2,200		479,072
Hartford Financial Services Group, Inc. (The)	17,700		786,765
Insurance Australia Group Ltd. (Australia)	3,444		16,984
Legal & General Group PLC (United Kingdom)	50,315		148,535
Lincoln National Corp.	11,318		580,727
Loews Corp.	13,675		622,486
Marsh & McLennan Cos., Inc.	25,500		2,033,625
MetLife, Inc.	50,100		2,057,106
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	222	(r)	48,585

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
NN Group NV (Netherlands)	452	$18,043
Principal Financial Group, Inc.	13,100	578,627
Progressive Corp. (The)	29,400	1,773,702
Suncorp Group Ltd. (Australia)	1,950	17,315
Swiss Life Holding AG (Switzerland)*	95	36,747
Tokio Marine Holdings, Inc. (Japan)	900	42,732
Torchmark Corp.	5,625	419,231
Travelers Cos., Inc. (The)	13,535	1,620,816
Unum Group	11,310	332,288
Willis Towers Watson PLC	6,640	1,008,350
Zurich Insurance Group AG (Switzerland)	227	67,915

		24,757,208

Interactive Media & Services — 2.1%
Alphabet, Inc. (Class A Stock)*	15,140	15,820,694
Alphabet, Inc. (Class C Stock)*	15,603	16,158,623
Auto Trader Group PLC (United Kingdom), 144A	16,363	95,032
Facebook, Inc. (Class A Stock)*	121,520	15,930,057
TripAdvisor, Inc.*(a)	5,150	277,791
Twitter, Inc.*	35,600	1,023,144

		49,305,341

Internet & Direct Marketing Retail — 1.6%
Amazon.com, Inc.*	20,700	31,090,779
Booking Holdings, Inc.*	2,480	4,271,602
eBay, Inc.*	46,100	1,294,027
Expedia Group, Inc.(a)	5,950	670,267

		37,326,675

IT Services — 2.2%
Accenture PLC (Class A Stock)	32,300	4,554,623
Akamai Technologies, Inc.*	8,700	531,396
Alliance Data Systems Corp.	2,640	396,211
Amadeus IT Group SA (Spain)	2,089	145,845
Atos SE (France)	138	11,303
Automatic Data Processing, Inc.	22,100	2,897,752
Broadridge Financial Solutions, Inc.	6,000	577,500
Capgemini SE (France)	134	13,363
Cognizant Technology Solutions Corp. (Class A Stock)	29,200	1,853,616
DXC Technology Co.	14,128	751,186
Fidelity National Information Services, Inc.	16,600	1,702,330
Fiserv, Inc.*	20,400	1,499,196
FleetCor Technologies, Inc.*	4,600	854,312
Gartner, Inc.*	4,900	626,416
Global Payments, Inc.	7,900	814,727
International Business Machines Corp.	46,000	5,228,820
Jack Henry & Associates, Inc.	3,800	480,776
Mastercard, Inc. (Class A Stock)	46,000	8,677,900
Obic Co. Ltd. (Japan)	200	15,434
Paychex, Inc.	16,100	1,048,915
PayPal Holdings, Inc.*	59,600	5,011,764
Total System Services, Inc.	8,496	690,640
VeriSign, Inc.*	5,700	845,253
Visa, Inc. (Class A Stock)	89,500	11,808,630

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Western Union Co. (The)	21,510	$366,961
Wirecard AG (Germany)	918	141,109

		51,545,978

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	300	13,448
Hasbro, Inc.(a)	6,300	511,875
Mattel, Inc.*(a)	16,051	160,349
Sankyo Co. Ltd. (Japan)	300	11,457

		697,129

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	16,014	1,080,305
Illumina, Inc.*	7,400	2,219,482
IQVIA Holdings, Inc.*	8,200	952,594
Mettler-Toledo International, Inc.*	1,300	735,254
PerkinElmer, Inc.	5,900	463,445
QIAGEN NV*	310	10,614
Thermo Fisher Scientific, Inc.	20,380	4,560,840
Waters Corp.*	3,900	735,735

		10,758,269

Machinery — 0.7%
Alstom SA (France)	233	9,429
Atlas Copco AB (Sweden) (Class B Stock)	585	12,815
Caterpillar, Inc.	30,000	3,812,100
CNH Industrial NV (United Kingdom)	1,531	13,994
Cummins, Inc.	7,600	1,015,664
Daifuku Co. Ltd. (Japan)	1,200	54,615
Deere & Co.	16,280	2,428,488
Dover Corp.	7,500	532,125
Flowserve Corp.	6,100	231,922
Fortive Corp.	15,550	1,052,113
Hitachi Construction Machinery Co. Ltd. (Japan)	400	9,328
Illinois Tool Works, Inc.	15,600	1,976,364
Ingersoll-Rand PLC	12,400	1,131,252
Komatsu Ltd. (Japan)	1,400	29,939
PACCAR, Inc.	17,643	1,008,121
Parker-Hannifin Corp.	6,665	994,018
Pentair PLC (United Kingdom)	7,677	290,037
Sandvik AB (Sweden)	10,227	147,242
Schindler Holding AG (Switzerland)	71	13,861
Snap-on, Inc.(a)	3,100	450,399
Stanley Black & Decker, Inc.	7,697	921,639
Volvo AB (Sweden) (Class B Stock)	11,123	146,154
Xylem, Inc.	9,000	600,480
Yangzijiang Shipbuilding Holdings Ltd. (China)	143,700	130,900

		17,012,999

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	5	5,921

Media — 0.6%
CBS Corp. (Class B Stock)	17,034	744,726

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Charter Communications, Inc. (Class A Stock)*(a)	9,080	$2,587,528
Comcast Corp. (Class A Stock)	230,280	7,841,034
Discovery, Inc. (Class A Stock)*(a)	7,800	192,972
Discovery, Inc. (Class C Stock)*	16,600	383,128
DISH Network Corp. (Class A Stock)*	11,400	284,658
Eutelsat Communications SA (France)	256	5,054
Hakuhodo DY Holdings, Inc. (Japan)	900	12,864
I-CABLE Communications Ltd. (Hong Kong)*	3,831	57
Interpublic Group of Cos., Inc. (The)	18,831	388,484
News Corp. (Class A Stock)	16,175	183,586
News Corp. (Class B Stock)	4,800	55,440
Omnicom Group, Inc.(a)	11,700	856,908
Pearson PLC (United Kingdom)	13,015	155,989
RTL Group SA (Luxembourg)	138	7,387

		13,699,815

Metals & Mining — 0.1%
Anglo American PLC (South Africa)	7,845	175,318
ArcelorMittal (Luxembourg)	5,875	123,459
BHP Group Ltd. (Australia)	5,026	120,727
BHP Group PLC (Australia)	2,908	61,668
BlueScope Steel Ltd. (Australia)	4,181	32,167
Freeport-McMoRan, Inc.	69,388	715,390
Glencore PLC (Switzerland)*	15,764	58,640
JFE Holdings, Inc. (Japan)	700	11,077
Kobe Steel Ltd. (Japan)	3,000	20,766
Newmont Mining Corp.(a)	27,100	939,015
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,100	18,869
Nucor Corp.	16,400	849,684
Rio Tinto Ltd. (Australia)	568	31,344
Rio Tinto PLC (Australia)	1,658	79,195
South32 Ltd. (Australia)	7,203	16,979
voestalpine AG (Austria)	164	4,931

		3,259,229

Multiline Retail — 0.2%
Dollar General Corp.	13,400	1,448,272
Dollar Tree, Inc.*	12,365	1,116,807
Don Quijote Holdings Co. Ltd. (Japan)	200	12,256
Kohl’s Corp.	8,300	550,622
Macy’s, Inc.	14,674	436,992
Next PLC (United Kingdom)	214	10,895
Nordstrom, Inc.(a)	6,100	284,321
Target Corp.	26,500	1,751,385
Wesfarmers Ltd. (Australia)	1,540	34,913

		5,646,463

Multi-Utilities — 0.5%
AGL Energy Ltd. (Australia)	11,585	167,728
Ameren Corp.	12,200	795,806
CenterPoint Energy, Inc.	24,000	677,520
CMS Energy Corp.	14,800	734,820
Consolidated Edison, Inc.	15,700	1,200,422
Dominion Energy, Inc.	32,932	2,353,321
DTE Energy Co.	9,100	1,003,730

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (continued)
National Grid PLC (United Kingdom)	13,369	$130,193
NiSource, Inc.	17,300	438,555
Public Service Enterprise Group, Inc.	25,400	1,322,070
SCANA Corp.	7,000	334,460
Sempra Energy(a)	14,019	1,516,716
WEC Energy Group, Inc.(a)	16,313	1,129,838

		11,805,179

Oil, Gas & Consumable Fuels — 2.2%
Aker BP ASA (Norway)	160	4,062
Anadarko Petroleum Corp.	25,754	1,129,055
Apache Corp.(a)	19,314	506,993
BP PLC (United Kingdom)	19,763	125,134
Cabot Oil & Gas Corp.	21,400	478,290
Chevron Corp.	96,522	10,500,628
Cimarex Energy Co.	5,200	320,580
Concho Resources, Inc.*	10,100	1,038,179
ConocoPhillips	58,577	3,652,276
Devon Energy Corp.	23,600	531,944
Diamondback Energy, Inc.	5,800	537,660
Eni SpA (Italy)	10,299	162,673
EOG Resources, Inc.	29,200	2,546,532
Equinor ASA (Norway)	1,636	34,733
Exxon Mobil Corp.	213,299	14,544,859
Hess Corp.	12,700	514,350
HollyFrontier Corp.	8,200	419,184
JXTG Holdings, Inc. (Japan)	4,800	25,104
Kinder Morgan, Inc.	94,298	1,450,303
Lundin Petroleum AB (Sweden)	262	6,569
Marathon Oil Corp.	40,482	580,512
Marathon Petroleum Corp.(a)	33,819	1,995,659
Neste OYJ (Finland)	1,302	100,666
Newfield Exploration Co.*	9,800	143,668
Noble Energy, Inc.	24,000	450,240
Occidental Petroleum Corp.	38,500	2,363,130
ONEOK, Inc.	20,700	1,116,765
Phillips 66	21,538	1,855,499
Pioneer Natural Resources Co.	8,550	1,124,496
Repsol SA (Spain)	9,357	151,509
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	6,913	203,613
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	1,871	55,878
Santos Ltd. (Australia)	14,129	54,178
TOTAL SA (France)	2,591	137,110
Valero Energy Corp.	21,600	1,619,352
Williams Cos., Inc. (The)	60,300	1,329,615

		51,810,998

Paper & Forest Products — 0.0%
Mondi PLC (United Kingdom)	538	11,232
Stora Enso OYJ (Finland) (Class R Stock)	758	8,813
UPM-Kymmene OYJ (Finland)	735	18,746

		38,791

Personal Products — 0.1%
Coty, Inc. (Class A Stock)	18,000	118,080

COMMON STOCKS (continued)	Shares	Value
Personal Products (continued)
Estee Lauder Cos., Inc. (The) (Class A Stock)	11,300	$1,470,130
L’Oreal SA (France)	315	72,776
Pola Orbis Holdings, Inc. (Japan)	100	2,692
Shiseido Co. Ltd. (Japan)(a)	600	37,554
Unilever NV (United Kingdom), CVA	2,318	126,074
Unilever PLC (United Kingdom)	1,882	98,719

		1,926,025

Pharmaceuticals — 2.4%
Allergan PLC	16,075	2,148,584
Astellas Pharma, Inc. (Japan)	7,500	96,060
AstraZeneca PLC (United Kingdom)	255	19,128
Bayer AG (Germany)	870	60,910
Bristol-Myers Squibb Co.	82,170	4,271,197
Eli Lilly & Co.	48,200	5,577,704
GlaxoSmithKline PLC (United Kingdom)	3,048	58,037
H. Lundbeck A/S (Denmark)	2,200	96,531
Johnson & Johnson	135,178	17,444,721
Merck & Co., Inc.	134,033	10,241,461
Mylan NV*	25,600	701,440
Nektar Therapeutics*	8,200	269,534
Novartis AG (Switzerland)	4,893	419,849
Novo Nordisk A/S (Denmark) (Class B Stock)	2,741	125,920
Perrigo Co. PLC	6,700	259,625
Pfizer, Inc.	295,270	12,888,535
Roche Holding AG (Switzerland)	1,628	405,068
Sanofi (France)	3,289	285,272
Shionogi & Co. Ltd. (Japan)	2,700	154,425
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	1,000	33,906
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	1,500	23,130
UCB SA (Belgium)	171	13,976
Zoetis, Inc.	24,300	2,078,622

		57,673,635

Professional Services — 0.1%
Equifax, Inc.	6,400	596,032
IHS Markit Ltd.*	17,800	853,866
Intertek Group PLC (United Kingdom)	243	14,898
Nielsen Holdings PLC	17,000	396,610
Recruit Holdings Co. Ltd. (Japan)	1,700	41,041
RELX PLC (United Kingdom)	2,940	60,643
Robert Half International, Inc.	6,600	377,520
Teleperformance (France)	779	124,773
Verisk Analytics, Inc.*(a)	8,200	894,128
Wolters Kluwer NV (Netherlands)	801	47,491

		3,407,002

Real Estate Management & Development — 0.0%
CBRE Group, Inc. (Class A Stock)*	16,200	648,648
CK Asset Holdings Ltd. (Hong Kong)	3,500	25,359
Hysan Development Co. Ltd. (Hong Kong)	2,000	9,490
Mitsui Fudosan Co. Ltd. (Japan)	1,400	30,892

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Sumitomo Realty & Development Co. Ltd. (Japan)	500	$18,286
Sun Hung Kai Properties Ltd. (Hong Kong)	2,500	35,638
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	12,500	132,198
Swire Properties Ltd. (Hong Kong)	1,600	5,615
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	17,000	101,601

		1,007,727

Road & Rail — 0.5%
CSX Corp.	41,100	2,553,543
DSV A/S (Denmark)	1,317	86,990
J.B. Hunt Transport Services, Inc.	4,300	400,072
Kansas City Southern	5,200	496,340
Kyushu Railway Co. (Japan)	200	6,765
Norfolk Southern Corp.	14,100	2,108,514
Union Pacific Corp.	37,300	5,155,979

		10,808,203

Semiconductors & Semiconductor Equipment — 1.7%
Advanced Micro Devices, Inc.*(a)	42,700	788,242
Analog Devices, Inc.	18,758	1,609,999
Applied Materials, Inc.	49,500	1,620,630
ASML Holding NV (Netherlands)	601	94,834
Broadcom, Inc.	21,780	5,538,218
Infineon Technologies AG (Germany)	8,040	160,981
Intel Corp.	232,300	10,901,839
KLA-Tencor Corp.	7,850	702,497
Lam Research Corp.	7,950	1,082,551
Maxim Integrated Products, Inc.	10,000	508,500
Microchip Technology, Inc.(a)	11,800	848,656
Micron Technology, Inc.*	58,400	1,853,032
NVIDIA Corp.	30,650	4,091,775
NXP Semiconductors NV (Netherlands)	500	36,640
Qorvo, Inc.*	6,807	413,389
QUALCOMM, Inc.	61,100	3,477,201
Skyworks Solutions, Inc.	9,000	603,180
STMicroelectronics NV (Switzerland)	929	13,345
Texas Instruments, Inc.	49,000	4,630,500
Xilinx, Inc.	12,800	1,090,176

		40,066,185

Software — 2.8%
Adobe, Inc.*	24,700	5,588,128
ANSYS, Inc.*	4,500	643,230
Autodesk, Inc.*	11,000	1,414,710
Cadence Design Systems, Inc.*	14,400	626,112
Citrix Systems, Inc.	6,500	665,990
Dassault Systemes SE (France)	202	24,043
Fortinet, Inc.*(a)	7,200	507,096
Intuit, Inc.	13,100	2,578,735
Micro Focus International PLC (United Kingdom)	2,957	52,280
Microsoft Corp.	390,300	39,642,771
Nice Ltd. (Israel)*	94	10,123
Oracle Corp.	141,300	6,379,695

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Red Hat, Inc.*	9,000	$1,580,760
salesforce.com, Inc.*	38,200	5,232,254
SAP SE (Germany)	337	33,740
Symantec Corp.	30,578	577,771
Synopsys, Inc.*	7,500	631,800

		66,189,238

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	3,900	614,094
AutoZone, Inc.*	1,400	1,173,676
Best Buy Co., Inc.(a)	12,225	647,436
CarMax, Inc.*(a)	8,900	558,297
Fast Retailing Co. Ltd. (Japan)	400	204,168
Foot Locker, Inc.	6,400	340,480
Gap, Inc. (The)	9,500	244,720
Home Depot, Inc. (The)	57,650	9,905,423
Industria de Diseno Textil SA (Spain)	1,632	41,788
L Brands, Inc.	10,906	279,957
Lowe’s Cos., Inc.	40,900	3,777,524
O’Reilly Automotive, Inc.*	4,100	1,411,753
Ross Stores, Inc.	19,000	1,580,800
Tiffany & Co.(a)	5,720	460,517
TJX Cos., Inc. (The)	63,200	2,827,568
Tractor Supply Co.	6,500	542,360
Ulta Beauty, Inc.*	2,900	710,036

		25,320,597

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	230,090	36,294,397
FUJIFILM Holdings Corp. (Japan)	500	19,444
Hewlett Packard Enterprise Co.	74,048	978,174
HP, Inc.	79,648	1,629,598
Konica Minolta, Inc. (Japan)	11,700	105,525
NetApp, Inc.	13,100	781,677
Seagate Technology PLC(a)	13,200	509,388
Western Digital Corp.	14,703	543,570
Xerox Corp.	10,390	205,306

		41,067,079

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	281	58,951
Burberry Group PLC (United Kingdom)	566	12,530
Hanesbrands, Inc.(a)	15,400	192,962
Hermes International (France)	43	23,917
Kering SA (France)	191	90,066
LVMH Moet Hennessy Louis Vuitton SE (France)	699	207,181
Michael Kors Holdings Ltd.*	7,600	288,192
Moncler SpA (Italy)	242	8,086
NIKE, Inc. (Class B Stock)	64,500	4,782,030
PVH Corp.	4,200	390,390
Ralph Lauren Corp.	3,000	310,380
Swatch Group AG (The) (Switzerland)	77	4,477
Tapestry, Inc.	15,000	506,250
Under Armour, Inc. (Class A Stock)*(a)	7,500	132,525
Under Armour, Inc. (Class C Stock)*(a)	9,474	153,195
VF Corp.(a)	16,400	1,169,976

		8,331,108

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Tobacco — 0.4%
Altria Group, Inc.	95,000	$4,692,050
British American Tobacco PLC (United Kingdom)	4,430	141,664
Imperial Brands PLC (United Kingdom)	4,429	134,305
Japan Tobacco, Inc. (Japan)	1,500	35,703
Philip Morris International, Inc.	78,300	5,227,308

		10,231,030

Trading Companies & Distributors — 0.1%
Ashtead Group PLC (United Kingdom)	684	14,304
Fastenal Co.	14,500	758,205
ITOCHU Corp. (Japan)	2,000	33,968
Marubeni Corp. (Japan)	11,800	82,679
Mitsubishi Corp. (Japan)	7,300	200,504
Mitsui & Co. Ltd. (Japan)	6,300	96,841
Sumitomo Corp. (Japan)	1,600	22,696
Toyota Tsusho Corp. (Japan)	300	8,829
United Rentals, Inc.*	4,100	420,373
W.W. Grainger, Inc.	2,300	649,428

		2,287,827

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	135	21,019

Water Utilities — 0.0%
American Water Works Co., Inc.(a)	9,100	826,007

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	5,400	129,054
NTT DOCOMO, Inc. (Japan)	2,000	45,031
SoftBank Group Corp. (Japan)	1,300	86,149
Vodafone Group PLC (United Kingdom)	1,322	2,588

		262,822

TOTAL COMMON STOCKS (cost $385,424,140)		1,083,244,877

EXCHANGE TRADED FUNDS — 0.3%
iShares Core S&P 500 ETF	24,800	6,239,928
iShares MSCI EAFE ETF	2,359	138,662

TOTAL EXCHANGE TRADED FUNDS (cost $6,464,775)		6,378,590

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	75	5,361

Banks — 0.0%
Citigroup Capital XIII 8.890% (Capital Security, fixed to floating preferred)	20,000	528,600

Capital Markets — 0.1%
State Street Corp. 5.350%, (Capital Security, fixed to floating preferred)	30,000	716,400

PREFERRED STOCKS (continued)	Shares	Value
Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	245	$26,832

TOTAL PREFERRED STOCKS (cost $1,285,465)		1,277,193

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/19 (cost $4,390)	9,357	4,288

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 7.5%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2016-04, Class C
2.410%	07/08/22	800	789,839
Series 2017-03, Class C
2.690%	06/19/23	750	740,994
Series 2017-04, Class C
2.600%	09/18/23	1,500	1,475,120
Series 2018-01, Class C
3.500%	01/18/24	1,200	1,204,263
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A
2.500%	07/20/21	1,700	1,683,829
Series 2015-02A, Class A, 144A
2.630%	12/20/21	3,200	3,164,203
Series 2018-01A, Class A, 144A
3.700%	09/20/24	1,300	1,317,379
Series 2018-02A, Class A, 144A
4.000%	03/20/25	1,100	1,122,509
Drive Auto Receivables Trust,
Series 2018-01, Class B
2.880%	02/15/22	1,300	1,298,353
Ford Credit Auto Owner Trust,
Series 2017-01, Class A, 144A
2.620%	08/15/28	800	788,491
Series 2017-02, Class A, 144A
2.360%	03/15/29	4,200	4,092,982
Series 2018-02, Class A, 144A
3.470%	01/15/30	2,200	2,220,078
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24	3,300	3,235,405
Series 2018-02, Class A
3.170%	03/15/25	9,700	9,768,371
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	300	305,028
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class A, 144A
2.160%	10/15/20	1,447	1,442,196
Series 2017-02A, Class B, 144A
2.550%	11/14/23	2,300	2,276,620

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2017-02A, Class C, 144A
2.820%	07/15/24	600	$593,960
Series 2018-01A, Class A, 144A
3.430%	12/16/24	3,800	3,807,361
Santander Drive Auto Receivables Trust,
Series 2018-01, Class C
2.960%	03/15/24	900	895,925
Series 2018-02, Class C
3.350%	07/17/23	30	30,031
Series 2018-04, Class C
3.560%	07/15/24	1,500	1,511,352

			43,764,289

Collateralized Loan Obligations — 2.7%
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.716%(c)	07/15/29	500	498,922
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340%
3.785%(c)	07/18/30	1,000	998,890
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%
3.686%(c)	07/15/29	1,000	997,235
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820%
3.269%(c)	01/17/28	1,000	990,077
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250%
3.686%(c)	04/15/29	2,500	2,481,426
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200%
3.627%(c)	10/17/31	7,000	6,939,082
Elevation CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A, 144A, 3 Month LIBOR + 1.550%
3.995%(c)	04/18/27	1,000	1,001,589
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790%
3.406%(c)	11/15/26	1,000	992,480
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010%
3.446%(c)	04/15/31	1,000	984,832
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%
3.582%(c)	02/05/31	250	245,717
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.590%(c)	10/19/28	7,000	6,937,599
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.757%(c)	10/23/29	1,250	1,241,844
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830%
3.266%(c)	04/15/27	1,250	1,243,079
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 3 Month LIBOR + 1.175%
3.672%(c)	10/20/31	4,250	4,194,622

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%
3.589%(c)	04/21/31	3,500	$3,456,987
Mill Creek CLO Ltd. (Cayman Islands),
Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.750%
4.219%(c)	04/20/28	1,250	1,257,238
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120%
3.556%(c)	07/15/31	2,500	2,468,818
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080%
3.529%(c)	04/17/31	3,000	2,955,303
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%
3.770%(c)	10/30/30	750	745,910
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%
3.946%(c)	05/21/29	2,000	1,991,657
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220%
3.834%(c)	11/14/29	500	498,207
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.880%
3.349%(c)	07/20/27	1,000	992,362
Telos CLO (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300%
3.749%(c)	07/17/26	2,500	2,498,778
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200%
3.669%(c)	07/20/31	1,750	1,735,102
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230%
3.666%(c)	07/15/29	1,000	996,771
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%
4.190%(c)	10/25/28	2,500	2,499,787
Series 2017-06A, Class A, 144A, 3 Month LIBOR + 1.320%
3.810%(c)	07/25/29	1,000	1,000,832
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210%
3.700%(c)	01/25/31	1,750	1,737,565
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%
3.316%(c)	07/15/27	1,000	989,103
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%
3.789%(c)	04/20/29	1,500	1,501,134
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150%
3.599%(c)	01/17/31	2,000	1,970,107
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200%
3.638%(c)	10/20/31	3,750	3,713,824
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%
3.806%(c)	07/15/29	1,250	1,251,532

			64,008,411

Consumer Loans — 0.3%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800%
3.240%(c)	09/14/32	2,600	2,605,946

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,100	$1,110,522
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24	800	808,369
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	1,280	1,267,933
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	1,122	1,120,288

			6,913,058

Credit Cards — 0.5%
American Express Credit Account Master Trust,
Series 2017-05, Class A, 1 Month LIBOR + 0.380%
2.835%(c)	02/18/25	500	499,800
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620%
3.124%(c)	04/22/26	2,700	2,713,885
Series 2018-A07, Class A7
3.960%	10/13/30	4,600	4,827,235
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	2,800	2,734,919
Series 2017-A05, Class A5, 1 Month LIBOR + 0.600%
3.055%(c)	12/15/26	1,900	1,897,101

			12,672,940

Equipment — 0.3%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	2,500	2,455,826
Series 2017-B, Class A4, 144A
2.410%	11/15/24	1,300	1,275,985
Series 2017-B, Class A5, 144A
2.720%	06/15/40	2,100	2,049,741
Series 2018-A, Class A4, 144A
3.390%	01/10/25	1,200	1,214,722
Series 2018-A, Class A5, 144A
3.610%	03/10/42	500	505,943

			7,502,217

Home Equity Loans — 0.2%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650%
4.156%(c)	03/25/33	109	109,228
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	05/25/33	69	68,571
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900%
3.406%(c)	07/25/32	89	89,253
Series 2002-NC04, Class M1, 1 Month LIBOR + 1.275%
3.781%(c)	09/25/32	1,826	1,815,717

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		1,422	$1,428,828

				3,511,597

Other — 0.1%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A
3.500%	06/20/35		1,643	1,659,379

Residential Mortgage-Backed Securities — 0.8%
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB06, Class A3
3.791%	07/25/35		249	247,307
CSMC Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%
5.499%(c)	12/26/46		2,663	2,691,179
Series 2018-11R, 144A, 1 Month LIBOR + 1.400%
3.774%	08/25/37^		800	800,000
Series 2018-RPL08, Class A1, 144A
4.070%	07/25/58		1,355	1,352,657
CWABS, Inc., Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/34		937	938,116
Equity One Mortgage Pass-Through Trust,
Series 2004-03, Class M1
4.570%	07/25/34		266	265,707
Fremont Home Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.855%
3.361%(c)	07/25/34		506	502,540
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795%
3.301%(c)	06/25/34		235	230,765
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61		1,627	1,589,864
TFS (Spain),
Series 2018-03, Class A1
2.900%(cc)	03/16/23	EUR	2,111	2,414,212
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		974	948,003
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600%
3.106%(c)	02/25/57		3,090	3,073,478
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		2,370	2,314,651
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58		229	225,674
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		101	100,975
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58		775	761,364
VOLT LX LLC,
Series 2017-NPL07, Class A1, 144A
3.250%	06/25/47		240	238,389

				18,694,881

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 0.8%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42	2,240	$2,167,858
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	1,545	1,537,508
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46	600	605,358
Series 2018-CGS, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
3.183%(c)	02/25/46	800	796,418
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	1,500	1,460,428
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	2,200	2,200,874
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	3,300	3,251,630
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	1,200	1,209,320
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A
2.640%	08/25/47	1,676	1,668,203
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	3,200	3,206,298

			18,103,895

TOTAL ASSET-BACKED SECURITIES (cost $177,285,501)			176,830,667

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.2%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	3,100	3,028,918
BBCMS Mortgage Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	3,946,993
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	3,626,486
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	2,500	2,405,047
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class A3
2.815%	04/10/46	888	873,549
Series 2014-GC21, Class A4
3.575%	05/10/47	1,835	1,853,897
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,611,785
Series 2017-P07, Class A3
3.442%	04/14/50	4,000	3,948,344
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	1,231	1,229,217

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-CR18, Class A4
3.550%	07/15/47	2,100	$2,113,044
Series 2014-LC17, Class A4
3.648%	10/10/47	5,000	5,057,113
Series 2014-UBS03, Class A2
2.844%	06/10/47	1,700	1,696,712
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,500	2,497,329
Series 2017-C08, Class A3
3.127%	06/15/50	3,800	3,655,690
Fannie Mae-Aces,
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	2,814	2,798,805
Series 2015-M17, Class A2
2.939%(cc)	11/25/25	3,000	2,964,891
Series 2016-M07, Class AB2
2.385%	09/25/26	1,800	1,706,461
Series 2017-M01, Class A2
2.415%(cc)	10/25/26	1,600	1,505,930
Series 2017-M04, Class A2
2.597%(cc)	12/25/26	8,600	8,180,847
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	5,900	5,776,791
Series 2018-M04, Class A2
3.043%(cc)	03/25/28	3,075	2,989,923
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.409%(cc)	05/25/22	19,326	763,008
Series K021, Class X1, IO
1.444%(cc)	06/25/22	5,338	223,907
Series K055, Class X1, IO
1.366%(cc)	03/25/26	4,617	378,631
Series K064, Class AM
3.327%(cc)	03/25/27	4,200	4,175,050
Series K068, Class AM
3.315%	08/25/27	4,100	4,085,937
Series K069, Class A2
3.187%(cc)	09/25/27	3,500	3,466,330
Series K069, Class AM
3.248%(cc)	09/25/27	750	742,859
Series K070, Class A2
3.303%(cc)	11/25/27	5,200	5,190,525
Series K070, Class AM
3.364%(cc)	12/25/27	1,100	1,098,111
Series K072, Class A2
3.444%	12/25/27	1,400	1,412,106
Series K074, Class A2
3.600%	01/25/28	8,550	8,725,525
Series K075, Class AM
3.650%(cc)	02/25/28	2,550	2,596,389
Series K076, Class A2
3.900%	06/25/51	6,200	6,468,242
Series K076, Class AM
3.900%	06/25/51	1,825	1,892,937
Series K077, Class A2
3.850%(cc)	05/25/28	3,470	3,606,896

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K077, Class AM
3.850%(cc)	05/25/28	690	$713,542
Series K080, Class AM
3.986%(cc)	07/25/28	5,150	5,382,042
Series K081, Class AM
3.900%(cc)	08/25/28	2,600	2,692,911
Series K086, Class A2
3.859%(cc)	11/25/28	2,500	2,597,771
Series K086, Class AM
3.919%(cc)	11/25/28	800	831,367
Series K157, Class A2
3.990%(cc)	05/25/33	3,100	3,205,760
Series K710, Class X1, IO
1.734%(cc)	05/25/19	13,858	33,663
Series K711, Class X1, IO
1.668%(cc)	07/25/19	14,009	52,532
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,630	1,629,637
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,000	2,947,654
Series 2015-GC34, Class A3
3.244%	10/10/48	4,800	4,717,673
Series 2016-GS03, Class A3
2.592%	10/10/49	4,200	3,938,892
Series 2016-GS04, Class A3
3.178%	11/10/49	4,000	3,885,260
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	1,100	1,098,982
Series 2015-C27, Class A3A1
2.920%	02/15/48	5,000	4,859,615
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	5,581	5,540,048
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	2,500	2,401,733
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A3
3.139%	06/15/45	224	223,672
Series 2012-LC09, Class A4
2.611%	12/15/47	716	713,948
Series 2013-C10, Class A4
2.875%	12/15/47	259	257,708
Series 2013-LC11, Class A4
2.694%	04/15/46	505	493,211
LB-UBS Commercial Mortgage Trust,
Series 2007-C06, Class AM
6.114%(cc)	07/15/40	59	59,086
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	1,080	1,064,922
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48	5,000	5,000,742

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-UB11, Class A3
2.531%	08/15/49	6,300	$5,872,289
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	2,500	2,494,537
Series 2017-C05, Class A4
3.212%	11/15/50	5,000	4,825,736
Series 2018-C09, Class A3
3.854%	03/15/51	1,800	1,819,578
Series 2018-C14, Class A3
4.180%	12/15/51	2,900	3,000,048
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45	1,400	1,385,956
Series 2013-C05, Class A3
2.920%	03/10/46	2,763	2,737,030
Series 2013-C06, Class A3
2.971%	04/10/46	1,498	1,487,230
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class XB, IO
1.339%(cc)	08/15/49	9,000	789,130
Series 2016-NXS06, Class A3
2.642%	11/15/49	4,500	4,227,728
Series 2017-C38, Class A4
3.190%	07/15/50	3,300	3,180,859

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $199,075,367)			195,456,717

CORPORATE BONDS — 10.6%
Aerospace & Defense — 0.1%
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	170	177,014
General Dynamics Corp.,
Gtd. Notes
3.000%	05/11/21	1,790	1,791,448
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	910	901,538

			2,870,000

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24	2,685	2,473,137
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
8.125%	06/23/19	290	295,849

			2,768,986

Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	2,182	2,073,642

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates
6.703%	12/15/22	13	$14,057
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	427	438,176
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22	396	401,699
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	303	299,331
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	222	239,704
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20	79	79,034
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20	422	424,292
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	1,300	1,291,364

			5,261,299

Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.835%(c)	04/12/21	355	351,545
Gtd. Notes, 144A
3.100%	04/12/21	480	475,386
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.100%	05/04/20	875	870,160
3.350%	05/04/21	1,455	1,450,587
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	1,090	840,592
5.291%	12/08/46	950	779,932
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21	515	499,711
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	1,065	998,270
6.600%	04/01/36	585	569,499
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
3.258%(c)	04/09/21	820	801,337
Gtd. Notes
3.550%	04/09/21	620	611,463
3.950%	04/13/24	1,700	1,614,507
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21	2,300	2,259,472

			12,122,461

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 3.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.545%(c)	04/12/23		400	$392,234
Sr. Unsec’d. Notes
3.848%	04/12/23		800	777,331
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	275	279,304
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		1,520	1,496,986
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22		2,275	2,275,341
3.824%(ff)	01/20/28		615	596,612
4.000%	04/01/24		745	749,129
Sub. Notes, MTN
4.000%	01/22/25		1,700	1,656,049
4.450%	03/03/26		4,790	4,735,371
Bank of America NA,
Sub. Notes
6.000%	10/15/36		805	928,913
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN, 3 Month LIBOR + 0.460%
2.896%(c)	04/13/21		400	397,604
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21		570	569,714
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		610	562,261
3.684%	01/10/23		320	307,474
4.375%	01/12/26		323	306,828
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		705	679,745
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	1,590	1,534,350
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	945	922,556
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	640	612,928
Sr. Unsec’d. Notes
3.200%	10/21/26		670	618,536
3.700%	01/12/26		1,610	1,547,957
3.887%(ff)	01/10/28		560	540,349
8.125%	07/15/39		365	506,383
Sub. Notes
4.450%	09/29/27		1,485	1,431,268
4.750%	05/18/46		440	406,762
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28		980	945,411
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		1,240	1,196,657
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		595	580,830

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes
7.000%	04/15/20		485	$504,929
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	1,800	1,739,286
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)	560	501,200
Sr. Unsec’d. Notes
3.750%	02/25/26		1,165	1,101,678
3.814%(ff)	04/23/29		440	410,795
3.850%	01/26/27		2,625	2,469,200
5.750%	01/24/22		3,265	3,418,567
Sub. Notes
6.750%	10/01/37		1,100	1,242,212
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.240%(c)	05/18/21		1,530	1,507,296
Sr. Unsec’d. Notes
4.875%	01/14/22		1,230	1,271,407
5.100%	04/05/21		920	951,381
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.990%(c)	—	(rr)	1,435	1,415,269
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,175	1,167,656
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		270	262,094
3.964%(ff)	11/15/48		2,240	1,982,763
4.005%(ff)	04/23/29		1,360	1,333,292
4.250%	10/15/20		1,660	1,689,912
Sub. Notes
3.875%	09/10/24		3,525	3,468,514
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
3.086%(ff)	04/26/21		3,000	2,987,873
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
3.300%	05/07/21		1,400	1,395,754
Gtd. Notes, 144A, MTN
5.800%	01/13/20		1,770	1,811,811
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.900%	02/06/25		2,385	2,291,551
Morgan Stanley,
Jr. Sub. Notes, Series H
5.450%(ff)	—	(rr)	640	622,477
Sr. Unsec’d. Notes
4.375%	01/22/47		930	880,189
4.457%(ff)	04/22/39		290	280,775
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		610	608,925
3.772%(ff)	01/24/29	(a)	1,295	1,239,023
3.875%	01/27/26		550	536,454
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,030	973,869
Sub. Notes, GMTN
4.350%	09/08/26		3,050	2,964,003

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
PNC Bank NA,
Sr. Unsec’d. Notes
1.950%	03/04/19	455	$454,207
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%
2.910%(c)	04/30/21	1,620	1,606,418
Sr. Unsec’d. Notes, GMTN
3.200%	04/30/21	360	359,963

			73,005,626

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
4.700%	02/01/36	1,220	1,131,425
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
3.551%	05/25/21	830	828,743

			1,960,168

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24	1,135	1,065,481

Chemicals — 0.3%
Celanese US Holdings LLC,
Gtd. Notes
5.875%	06/15/21	1,160	1,219,382
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44	445	360,450
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22	2,675	2,607,780
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
5.250%	11/15/41	5	4,989
9.400%	05/15/39	30	43,392
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55	620	522,174
5.000%	04/15/19	201	201,219
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33	265	272,381
5.625%	11/15/43	295	299,655
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.500%	06/01/25	500	578,124

			6,109,546

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	875	780,209
7.000%	10/15/37	390	484,876

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		735	$644,963
5.875%	09/15/26		400	377,000

				2,287,048

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25		2,400	2,360,341
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		825	822,562
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19		150	148,310

				3,331,213

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.750%	05/15/19		600	599,955
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.500%	05/12/20		1,625	1,603,972
3.450%	04/30/21		3,215	3,213,489
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		1,300	1,309,827
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		900	893,761
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		465	470,787
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes
6.875%	05/02/18	(d)	700	13,650
Sr. Unsec’d. Notes, MTN
5.250%	02/06/12	(d)	1,850	35,150
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21		1,380	1,381,101
U.S. Gov’t. Gtd. Notes
2.450%	07/15/24		285	281,189
3.250%	06/15/25		255	260,092
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		2,175	2,138,052

				12,201,025

Electric — 1.2%
Avista Corp.,
First Mortgage
4.350%	06/01/48		845	862,625

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	530	$639,818
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	335	391,813
CenterPoint Energy Houston Electric LLC,
General Ref. Mtge.
6.950%	03/15/33	300	392,325
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.500%	12/01/39	145	163,997
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21	2,470	2,484,265
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48	1,075	1,065,215
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	530	645,641
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	845	950,071
Eversource Energy,
Sr. Unsec’d. Notes
4.500%	11/15/19	605	610,564
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	2,397	2,344,025
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.200%	10/01/19	400	405,152
6.250%	10/01/39	1,375	1,433,916
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	265	287,883
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	380	461,806
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	140	163,206
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28	2,105	2,116,862
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
9.375%	01/28/20	1,000	1,059,000
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	575	546,204
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	1,560	1,608,823
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
4.881%	08/15/19	545	549,827

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		1,035	$947,433
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		980	873,362
5.000%	03/15/44		495	504,570
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21	(a)	1,260	1,239,221
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.000%	05/15/27		675	649,682
3.700%	05/01/28		850	863,460
Sr. Sec’d. Notes, MTN
5.800%	05/01/37		515	615,585
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		1,010	980,858
Southern California Edison Co.,
First Ref. Mtge.
4.000%	04/01/47		350	320,861
First Ref. Mtge., Series C
3.600%	02/01/45		690	593,193
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes, 144A
2.750%	05/07/19		500	499,487
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		480	488,495

				27,759,245

Electronics — 0.0%
FLIR Systems, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/21		650	640,854

Foods — 0.1%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.800%	10/22/21		2,470	2,470,871
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		360	296,578

				2,767,449

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Gtd. Notes, 144A
5.400%	11/01/20		275	284,948
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41		1,270	1,337,845

				1,622,793

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas — 0.1%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43	45	$45,261
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	2,355	2,247,246

			2,292,507

Healthcare-Products — 0.0%
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	372	359,350

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36	480	562,954
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	330	318,088
Centene Corp.,
Sr. Unsec’d. Notes
5.625%	02/15/21	750	751,875
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20	435	435,505
HCA, Inc.,
Sr. Sec’d. Notes
4.500%	02/15/27	700	661,500
5.250%	04/15/25	350	348,250
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	670	661,739
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22	160	158,789
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45	340	330,589

			4,229,289

Home Builders — 0.0%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21	1,000	990,000

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	2,010	1,964,412

Insurance — 0.3%
AXIS Specialty Finance LLC,
Gtd. Notes
5.875%	06/01/20	990	1,018,524
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22	635	665,654

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42	215	$254,971
7.000%	03/15/34	910	1,115,179
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	701	827,725
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43	165	164,572
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	650	852,610
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	100	121,582
Ohio National Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/30/20	640	660,854
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	105	101,480
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,430	1,368,689
6.850%	12/16/39	122	158,626
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	315	325,930
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
6.150%	08/15/19	575	585,585

			8,221,981

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19	490	489,374
3.250%	09/15/22	805	788,351

			1,277,725

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21	1,060	1,094,514

Media — 0.5%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37	250	306,647
6.900%	08/15/39	35	45,997
7.625%	11/30/28	1,265	1,641,991
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24	1,225	1,160,688

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.384%	10/23/35	630	$646,662
6.484%	10/23/45	1,000	1,027,939
Comcast Cable Holdings LLC,
Gtd. Notes
9.875%	06/15/22	1,440	1,723,139
Comcast Corp.,
Gtd. Notes
4.150%	10/15/28	1,455	1,477,454
4.250%	10/15/30	500	505,654
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37	677	627,967
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	270	246,046
Viacom, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44	340	307,669
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22	850	845,750
Warner Media LLC,
Gtd. Notes
3.800%	02/15/27	585	548,907

			11,112,510

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(ff)	10/19/75	315	321,637
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45	400	408,662
6.750%	04/16/40	300	331,262

			1,061,561

Miscellaneous Manufacturing — 0.0%
Actuant Corp.,
Gtd. Notes
5.625%	06/15/22	1,040	1,027,000

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.000%	05/10/19	485	483,246
2.125%	09/27/21	1,195	1,159,951
2.750%	01/06/23	385	375,822
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22	855	835,923
4.375%	02/11/20	800	812,649

			3,667,591

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 0.6%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.677%(s)	10/10/36	1,000	$417,049
4.850%	03/15/21	637	652,212
6.450%	09/15/36	1,040	1,123,196
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	850	731,898
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47	150	142,325
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	225	213,346
Encana Corp. (Canada),
Sr. Unsec’d. Notes
3.900%	11/15/21	100	100,085
6.500%	02/01/38	240	260,206
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22	255	257,038
6.510%	03/07/22	440	459,470
Helmerich & Payne, Inc.,
Gtd. Notes, 144A
4.650%	03/15/25	1,555	1,585,563
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22	400	393,256
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44	595	512,513
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25	535	510,925
5.750%	02/01/29	610	564,250
6.250%	03/17/24	515	522,467
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.375%	03/13/22	330	323,235
5.500%	01/21/21	1,295	1,289,781
6.500%	06/02/41	955	790,740
8.625%	12/01/23	350	372,295
Gtd. Notes, MTN
6.750%	09/21/47	1,590	1,314,755
6.875%	08/04/26	1,000	972,000
Sinopec Group Overseas Development 2015 Ltd. (China),
Gtd. Notes, 144A
2.500%	04/28/20	1,000	987,712

			14,496,317

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.000%	12/21/20	559	554,155
4.000%	12/21/25	2,170	2,141,877

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Schlumberger Investment SA,
Gtd. Notes, 144A
3.300%	09/14/21	100	$100,242

			2,796,274

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
4.375%	12/15/20	465	466,744
WestRock RKT Co.,
Gtd. Notes
4.900%	03/01/22	675	694,694

			1,161,438

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	950	911,226
4.500%	05/14/35	1,595	1,475,546
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35	1,770	1,679,018
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
3.452%(c)	06/25/21	805	794,277
Gtd. Notes, 144A
3.500%	06/25/21	350	347,522
Cigna Corp.,
Gtd. Notes, 144A
4.375%	10/15/28	1,870	1,880,436
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	230	220,399
5.050%	03/25/48	535	520,346
5.125%	07/20/45	440	428,300
5.300%	12/05/43	170	171,760
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21	2,570	2,485,148

			10,913,978

Pipelines — 0.4%
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20	473	474,774
Energy Transfer Operating LP,
Gtd. Notes
4.650%	06/01/21	610	620,609
4.950%	06/15/28	795	777,838
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	1,055	1,043,877
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	1,140	1,107,171
4.875%	06/01/25	2,275	2,295,845
5.200%	03/01/47	25	23,012

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		130	$145,441
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47		640	591,232
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.500%	08/15/48		80	71,220
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48		230	208,703
4.900%	01/15/45		1,100	997,335

				8,357,057

Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.875%	11/01/20		240	242,040
5.375%	04/15/26		725	717,032
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	03/15/22		190	190,268

				1,149,340

Retail — 0.3%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.149%(c)	04/17/20		795	789,929
Sr. Unsec’d. Notes
4.000%	05/15/25		3,395	3,263,797
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22		1,000	996,250
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22	(a)	300	296,877
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,020	938,400

				6,285,253

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		1,195	1,196,158

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		1,555	1,394,998

Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.625%	10/15/20		915	919,159
Microsoft Corp.,
Sr. Unsec’d. Notes
4.000%	02/12/55		360	353,534

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34	700	$702,654

			1,975,347

Telecommunications — 0.3%
AT&T Corp.,
Gtd. Notes
8.750%	11/15/31	10	13,252
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25	3,130	2,947,373
4.500%	05/15/35	225	202,005
4.500%	03/09/48	12	10,269
4.550%	03/09/49	4	3,443
5.350%	09/01/40	113	109,776
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	350	473,366
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20	400	410,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	963	950,469
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.125%	08/15/46	1,900	1,676,326
4.500%	08/10/33	865	853,829

			7,650,108

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	735	906,147
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	690	816,018
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	120	132,910

			1,855,075

TOTAL CORPORATE BONDS (cost $258,409,856)			252,302,977

MUNICIPAL BONDS — 0.7%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Revenue Bonds, BABs
4.263%	09/15/32	180	183,917

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	1,305	1,776,079

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
California Educational Facilities Authority, Stanford Univ.,
Revenue Bonds, Series U-7, BABs
5.000%	06/01/46	550	$713,080
State of California, GO BABs
7.300%	10/01/39	1,250	1,715,900
7.500%	04/01/34	350	476,956
7.550%	04/01/39	245	350,975
7.625%	03/01/40	205	291,877

			5,324,867

Colorado — 0.0%
Regional Transportation District,
Revenue Bonds, Series 2010-B, BABs
5.844%	11/01/50	565	746,540

Illinois — 0.2%
Chicago O’Hare International Airport,
Revenue Bonds, BABs
6.395%	01/01/40	970	1,237,972
State of Illinois, GO, Series D, BABs
5.000%	11/01/22	2,305	2,431,130

			3,669,102

New Jersey — 0.1%
New Jersey Turnpike Authority,
Revenue Bonds, Series F, BABs
7.414%	01/01/40	1,000	1,409,000

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds, BABs
5.767%	08/01/36	1,100	1,313,686

Ohio — 0.0%
Ohio State University (The),
Revenue Bonds, Series C, BABs
4.910%	06/01/40	415	480,213

Ohio State Water Development Authority Water Pollution Control Loan Fund,
Revenue Bonds, BABs
4.879%	12/01/34	275	302,104

			782,317

Oregon — 0.0%
State of Oregon Department of Transportation Highway,
Revenue Bonds, Series A, BABs
5.834%	11/15/34	425	528,317

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, Series B, BABs
5.511%	12/01/45	505	619,978

Texas — 0.1%
University of Texas System (The),
Revenue Bonds, Series F, Rfdg.
5.000%	08/15/47	1,100	1,432,365

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Virginia — 0.0%
University of Virginia,
Revenue Bonds, Taxable, Series C
4.179%	09/01/2117	355	$345,575

TOTAL MUNICIPAL BONDS (cost $13,838,492)			16,355,664

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/19	47	46,524
Banc of America Funding Trust,
Series 2015-R04, Class 4A1, 144A
3.500%(cc)	01/27/30	630	623,274
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
3.681%(cc)	02/25/35	141	140,321
Series 2005-B, Class 2A1
3.910%(cc)	03/25/35	149	145,571
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%
4.206%(c)	10/25/27	462	464,396
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%
4.106%(c)	04/25/28	233	233,000
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%
3.456%(c)	08/25/28	600	598,481
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%
3.856%(c)	08/25/28	300	298,581
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%
4.106%(c)	08/25/28	300	295,270
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.780%(c)	11/01/23^	3,500	3,500,000
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
4.369%(cc)	02/25/37	282	283,273
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	12/25/57	2,072	2,083,255
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	01/25/57	2,571	2,611,152
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	1,206	1,164,079
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	2,382	2,342,659
CSMC Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	1,949	1,972,321
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%
4.656%(c)	09/25/28	60	60,294
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	450	451,686

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	03/25/29	950	$951,049
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	11/25/28	589	598,250
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	07/25/29	1,711	1,718,436
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/30	3,441	3,430,611
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450%
3.139%(c)	08/25/60	1,555	1,550,014
Holmes Master Issuer PLC (United Kingdom),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360%
2.796%(c)	10/15/54	1,600	1,593,650
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
4.570%(cc)	07/25/35	136	138,021
Lanark Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420%
3.097%(c)	12/22/69	1,148	1,142,847
Lehman XS Trust,
Series 2006-GP04, Class 1A1, 1 Month LIBOR + 0.205%
2.711%(c)	08/25/46	994	974,723
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	05/01/22	1,050	1,046,218
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%
4.170%(c)	11/01/22	703	702,944
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%
4.099%(c)	09/01/22	814	815,497
MASTR Alternative Loan Trust,
Series 2004-04, Class 4A1
5.000%	04/25/19	1	744
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	673	678,917
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750%
3.256%(c)	01/25/48	638	634,824
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%
4.056%(c)	07/25/28	300	300,364
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%
3.256%(c)	09/25/48	1,000	998,072
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.232%(cc)	02/25/34	189	189,194
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-01, Class 3A
5.000%	03/25/20	33	32,498

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $34,790,992)			34,811,010

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS — 1.2%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	2,420	$2,311,197
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	220	217,800
4.375%	07/12/21	400	406,000
7.375%	09/18/37	450	544,275
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28	745	700,170
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20	265	272,735
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25	400	384,668
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
6.375%	03/29/21	1,760	1,857,398
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR1,200	1,462,757
4.450%	02/11/24	355	356,842
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24	750	799,577
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24	EUR1,510	1,748,812
4.750%	01/08/26	350	354,583
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21	400	387,186
2.125%	11/16/20	1,200	1,184,644
3.375%	10/31/23	200	203,782
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21	600	588,589
2.125%	10/25/23	1,000	958,017
2.625%	04/20/22	1,400	1,382,506
Sr. Unsec’d. Notes, EMTN
2.125%	04/13/21	200	196,196
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23	438	435,959
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	366	332,694
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25	490	485,350
4.000%	09/22/24	395	398,361
4.500%	04/16/50	340	325,550
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23	750	765,190
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23	800	809,064
5.103%	04/23/48	885	929,471

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21		980		$943,303
2.875%	03/04/23		1,285		1,235,201
4.000%	04/17/25		750		743,381
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22		1,200		1,177,457
3.250%	06/01/23		600		604,294
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20		1,260		1,284,250
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55		560		532,566
5.100%	06/18/50		490		480,935

TOTAL SOVEREIGN BONDS (cost $28,317,962)					27,800,760

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.7%
Federal Home Loan Bank
5.500%	07/15/36	(k)	850		1,092,909
Federal Home Loan Mortgage Corp.
2.000%	01/01/32		1,009		965,279
2.500%	03/01/30		590		579,059
3.000%	10/01/28		461		462,375
3.000%	06/01/29		873		874,399
3.000%	01/01/37		263		260,489
3.000%	06/01/42		415		408,186
3.000%	10/01/42		970		953,549
3.000%	01/01/43		873		857,820
3.000%	07/01/43		2,288		2,247,552
3.500%	TBA		9,250		9,238,895
3.500%	06/01/42		418		421,238
3.500%	01/01/47		937		938,678
4.000%	TBA		15,000		15,291,504
4.000%	06/01/26		591		606,911
4.000%	09/01/26		203		208,503
4.000%	03/01/38		522		536,728
4.000%	10/01/39		681		700,170
4.000%	12/01/40		458		471,575
4.000%	10/01/41		475		488,611
4.000%	01/01/42		165		169,325
4.000%	10/01/48		9,377		9,561,430
4.000%	11/01/48		1,062		1,082,511
4.500%	02/01/19		—	(r)	36
4.500%	07/01/19		14		14,350
4.500%	07/01/20		24		24,578
4.500%	02/01/39		98		102,760
4.500%	09/01/39		168		175,959
4.500%	10/01/39		1,525		1,597,224
4.500%	12/01/39		146		152,458
4.500%	07/01/41		274		285,580
4.500%	07/01/41		1,806		1,890,529
4.500%	08/01/41		131		136,115
4.500%	08/01/41		232		240,812
4.500%	08/01/41		556		582,610
4.500%	10/01/41		152		157,374

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	12/01/47		497	$514,857
5.000%	05/01/34		21	21,970
5.000%	05/01/34		334	354,201
5.000%	10/01/35		8	8,331
5.000%	07/01/37		513	543,576
5.000%	05/01/39		73	77,737
5.500%	12/01/33		47	49,173
5.500%	01/01/34		47	50,263
5.500%	06/01/34		81	87,823
5.500%	07/01/34		207	222,351
5.500%	05/01/37		57	61,050
5.500%	02/01/38		465	498,474
5.500%	05/01/38		51	54,468
5.500%	07/01/38		125	133,712
6.000%	03/01/32		233	252,307
6.000%	12/01/33		53	56,937
6.000%	11/01/36		58	63,052
6.000%	01/01/37		49	53,297
6.000%	05/01/37		29	32,129
6.000%	02/01/38		5	5,220
6.000%	08/01/39		73	79,804
6.750%	03/15/31	(k)	550	747,792
7.000%	05/01/31		14	14,733
7.000%	06/01/31		14	14,512
7.000%	08/01/31		115	123,299
7.000%	10/01/31		7	7,066
Federal National Mortgage Assoc.
2.000%	08/01/31		925	885,120
2.500%	01/01/28		872	860,248
2.500%	10/01/43		726	688,356
2.500%	12/01/46		1,520	1,435,344
3.000%	02/01/27		1,824	1,829,388
3.000%	08/01/30		1,220	1,218,973
3.000%	11/01/36		2,403	2,376,838
3.000%	12/01/42		1,798	1,768,315
3.000%	11/01/46		1,431	1,395,315
3.000%	03/01/47		982	957,818
3.500%	TBA		6,500	6,493,946
3.500%	02/01/33		3,444	3,487,990
3.500%	06/01/39		593	595,943
3.500%	01/01/42		4,818	4,855,732
3.500%	05/01/42		2,556	2,575,457
3.500%	07/01/42		934	941,343
3.500%	08/01/42		394	397,020
3.500%	08/01/42		1,194	1,202,863
3.500%	09/01/42		526	530,579
3.500%	09/01/42		1,952	1,967,364
3.500%	11/01/42		343	345,194
3.500%	03/01/43		2,781	2,802,544
3.500%	04/01/43		658	663,290
3.500%	04/01/43		1,006	1,013,691
3.500%	01/01/46		2,080	2,086,255
4.000%	TBA		12,500	12,742,187
4.000%	10/01/41		3,007	3,091,664
4.000%	09/01/44		2,891	2,954,152
4.000%	11/01/47		903	925,770
4.500%	07/01/33		57	59,576
4.500%	08/01/33		48	49,846

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/33	116		$120,813
4.500%	10/01/33	10		10,792
4.500%	10/01/33	36		37,381
4.500%	10/01/33	151		156,970
4.500%	01/01/35	2		1,802
4.500%	07/01/39	998		1,045,137
4.500%	08/01/39	1,525		1,596,473
4.500%	03/01/41	524		548,476
5.000%	TBA	4,250		4,451,543
5.000%	03/01/34	271		288,143
5.000%	06/01/35	100		105,980
5.000%	07/01/35	132		139,462
5.000%	09/01/35	80		84,730
5.000%	11/01/35	103		109,400
5.000%	02/01/36	125		132,753
5.000%	05/01/36	62		66,160
5.500%	09/01/33	283		304,933
5.500%	10/01/33	88		94,417
5.500%	12/01/33	62		67,126
5.500%	01/01/34	1		1,510
5.500%	12/01/34	199		213,871
5.500%	10/01/35	726		775,542
5.500%	03/01/36	136		146,676
5.500%	05/01/36	122		130,752
5.500%	04/01/37	111		119,279
6.000%	05/01/21	31		32,015
6.000%	08/01/22	34		34,387
6.000%	04/01/33	17		18,696
6.000%	06/01/33	6		6,724
6.000%	10/01/33	317		341,336
6.000%	11/01/33	6		6,333
6.000%	11/01/33	22		23,429
6.000%	11/01/33	49		52,157
6.000%	01/01/34	314		341,979
6.000%	02/01/34	76		82,920
6.000%	03/01/34	33		35,888
6.000%	03/01/34	67		71,563
6.000%	07/01/34	183		199,142
6.000%	08/01/34	1		666
6.000%	10/01/34	3		3,672
6.000%	11/01/34	3		2,874
6.000%	11/01/34	45		48,898
6.000%	12/01/34	24		25,367
6.000%	01/01/35	80		86,756
6.000%	01/01/35	240		260,083
6.000%	02/01/35	5		4,824
6.000%	02/01/35	79		84,502
6.000%	02/01/35	277		306,361
6.000%	03/01/35	3		2,875
6.000%	04/01/35	1		1,071
6.000%	07/01/36	48		51,890
6.000%	02/01/37	83		90,700
6.000%	05/01/37	32		34,853
6.000%	06/01/37	1		901
6.000%	08/01/37	—	(r)	208
6.000%	08/01/37	18		19,991
6.000%	09/01/37	—	(r)	378
6.000%	10/01/37	38		41,247

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	05/01/38		75	$81,734
6.000%	06/01/38		2	2,614
6.250%	05/15/29	(k)	1,245	1,596,553
6.500%	07/01/32		45	48,646
6.500%	09/01/32		2	1,825
6.500%	09/01/32		14	15,177
6.500%	09/01/32		67	73,215
6.500%	09/01/32		67	73,440
6.500%	09/01/32		94	102,533
6.500%	04/01/33		112	126,455
6.500%	11/01/33		22	24,343
6.500%	01/01/34		45	48,522
6.500%	09/01/34		73	78,008
6.500%	10/01/34		156	169,965
6.500%	09/01/36		63	70,955
6.500%	10/01/36		29	32,857
6.500%	11/01/36		22	23,752
6.500%	01/01/37		41	43,599
6.500%	01/01/37		112	121,505
6.625%	11/15/30	(k)	800	1,072,342
7.000%	02/01/32		33	35,952
7.000%	05/01/32		16	18,992
7.000%	06/01/32		20	22,244
7.000%	07/01/32		59	65,291
7.125%	01/15/30	(k)	3,195	4,397,365
Government National Mortgage Assoc.
2.500%	12/20/46		783	749,789
3.000%	12/20/44		359	355,330
3.000%	03/15/45		1,092	1,076,654
3.000%	11/20/45		1,018	1,005,603
3.000%	03/20/46		2,354	2,323,431
3.000%	07/20/46		4,351	4,291,364
3.000%	08/20/46		1,620	1,598,141
3.000%	11/20/46		820	808,510
3.000%	12/20/46		1,467	1,445,749
3.000%	01/20/47		417	410,765
3.000%	04/20/47		1,740	1,714,882
3.500%	TBA		9,500	9,558,633
3.500%	12/20/42		1,472	1,488,752
3.500%	05/20/43		452	457,198
3.500%	04/20/45		2,007	2,023,478
3.500%	07/20/46		7,595	7,648,226
4.000%	TBA		5,000	5,115,430
4.000%	06/15/40		98	101,529
4.000%	05/20/41		80	82,202
4.000%	12/20/42		733	756,953
4.000%	08/20/44		357	367,024
4.000%	11/20/45		820	845,398
4.000%	12/20/45		2,160	2,228,046
4.500%	TBA		5,500	5,691,104
4.500%	04/15/40		696	726,683
4.500%	01/20/41		569	597,141
4.500%	02/20/41		951	997,986
4.500%	03/20/41		481	504,330
4.500%	06/20/44		716	752,595
4.500%	09/20/46		675	707,713
4.500%	11/20/46		1,005	1,057,140
4.500%	03/20/47		703	734,280

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	10/20/37	104		$109,308
5.000%	04/20/45	725		766,140
5.500%	08/15/33	253		269,194
5.500%	08/15/33	283		300,871
5.500%	09/15/33	81		86,402
5.500%	12/15/33	34		36,095
5.500%	03/15/34	163		173,428
5.500%	12/15/34	362		393,109
5.500%	07/15/35	74		79,851
5.500%	04/15/36	133		142,259
6.000%	11/15/23	—	(r)	420
6.000%	05/15/32	—	(r)	257
6.000%	04/15/33	9		9,522
6.000%	12/15/33	128		137,180
6.000%	01/15/34	36		39,799
6.000%	01/15/34	60		64,631
6.000%	01/15/34	69		75,105
6.000%	06/20/34	124		134,828
6.000%	07/15/34	89		97,047
6.500%	10/15/23	1		1,097
6.500%	12/15/23	4		4,459
6.500%	01/15/24	—	(r)	156
6.500%	01/15/24	—	(r)	516
6.500%	01/15/24	1		1,479
6.500%	01/15/24	4		3,787
6.500%	01/15/24	12		12,614
6.500%	01/15/24	16		17,326
6.500%	01/15/24	17		18,403
6.500%	01/15/24	38		40,684
6.500%	01/15/24	59		63,933
6.500%	02/15/24	3		3,130
6.500%	02/15/24	5		5,797
6.500%	02/15/24	6		5,913
6.500%	02/15/24	7		7,066
6.500%	02/15/24	12		12,704
6.500%	02/15/24	13		13,764
6.500%	03/15/24	1		1,536
6.500%	03/15/24	3		3,462
6.500%	03/15/24	4		4,219
6.500%	04/15/24	—	(r)	401
6.500%	04/15/24	1		1,166
6.500%	04/15/24	1		1,590
6.500%	04/15/24	2		2,388
6.500%	04/15/24	2		2,550
6.500%	04/15/24	3		3,141
6.500%	04/15/24	7		7,783
6.500%	04/15/24	13		14,414
6.500%	05/15/24	4		4,513
6.500%	05/15/24	5		5,859
6.500%	05/15/24	22		24,194
6.500%	10/15/24	20		21,798
6.500%	11/15/28	6		6,412
6.500%	08/15/31	7		8,007
6.500%	12/15/31	11		11,760
6.500%	02/15/32	38		40,650
6.500%	06/15/32	24		25,414
6.500%	07/15/32	44		47,283
6.500%	08/15/32	6		6,095

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	08/15/32		7		$8,057
6.500%	08/15/32		8		8,454
6.500%	08/15/32		27		29,209
6.500%	08/15/32		203		232,329
6.500%	08/15/34		26		29,035
6.500%	06/15/35		42		47,313
6.500%	09/15/36		60		68,337
8.000%	01/15/24		8		7,928
8.000%	07/15/24		—	(r)	468
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes
3.000%	06/30/25		915		910,179
Tennessee Valley Authority, Sr. Unsec’d. Notes
7.125%	05/01/30		510		702,413

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $206,688,806)					206,155,717

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bonds
3.000%	08/15/48		1,050		1,045,037
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	04/15/23		5,889		5,791,455
2.375%	01/15/27		30,928		34,142,308
U.S. Treasury Notes
2.625%	12/15/21		75		75,337
2.625%	12/31/23		425		427,225
2.875%	11/30/23	(k)	300		305,226
U.S. Treasury Strips Coupon
2.184%(s)	02/15/28		2,115		1,642,704
2.241%(s)	05/15/28		1,055		812,690
2.280%(s)	02/15/29		1,055		793,415
2.519%(s)	08/15/25		680		571,375

TOTAL U.S. TREASURY OBLIGATIONS (cost $46,456,208)					45,606,772

TOTAL LONG-TERM INVESTMENTS (cost $1,358,041,954)					2,046,225,232

			Shares

SHORT-TERM INVESTMENTS — 17.7%
AFFILIATED MUTUAL FUNDS — 17.5%
PGIM Core Short-Term Bond Fund(w)			6,525,324		60,098,231
PGIM Core Ultra Short Bond Fund(w)			321,028,979		321,028,979
PGIM Institutional Money Market Fund (cost $35,066,813; includes $34,978,670 of cash collateral for securities on loan)(b)(w)			35,069,293		35,065,786

TOTAL AFFILIATED MUTUAL FUNDS (cost $416,352,928)					416,192,996

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER — 0.1%
Ford Motor Credit Co. LLC
3.201%(n) (cost $1,774,748)	04/09/19		1,790		1,773,529

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills 2.376%(n) 03/21/19(k) (cost $1,885,303)		1,895	$1,885,387

OPTIONS PURCHASED*~ — 0.0% (cost $16,598)			355,091

TOTAL SHORT-TERM INVESTMENTS (cost $420,029,577)			420,207,003

TOTAL INVESTMENTS — 104.1% (cost $1,778,071,531)			2,466,432,235
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.1)%			(96,658,697)

NET ASSETS — 100.0%			$2,369,773,538

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,254,073 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,025,598; cash collateral of $34,978,670 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(r)	Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	400	$2,334
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	600	3,666
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	2,424	22,325
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	2,357	21,724
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	5,892	52,025
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	11,696	112,032
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	11,860	116,593
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	2,357	24,392

Total Options Purchased (cost $16,598)							$355,091

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
623	2 Year U.S. Treasury Notes	Mar. 2019	$132,270,688	$852,615
1,038	5 Year U.S. Treasury Notes	Mar. 2019	119,045,625	1,918,273
27	10 Year U.S. Ultra Treasury Notes	Mar. 2019	3,512,109	19,568
583	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	93,662,594	4,805,079

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
7	Mini MSCI EAFE Index	Mar. 2019	$600,600	$(14,352)
133	S&P 500 E-Mini Index	Mar. 2019	16,659,580	(381,328)
25	S&P 500 Index	Mar. 2019	15,657,500	(438,282)

				6,761,573

Short Positions:
315	10 Year U.S. Treasury Notes	Mar. 2019	38,434,922	(529,860)
387	20 Year U.S. Treasury Bonds	Mar. 2019	56,502,000	(2,501,709)

				(3,031,569)

				$3,730,004

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR2,497	$2,844,660	$2,867,310	$—	$(22,650)
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR2,497	2,826,055	2,867,309	—	(41,254)

			$5,670,715	$5,734,619	$—	$(63,904)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.31.V1	12/20/28	1.000	%(Q)	39,000	$230,699	$1,013,909	$783,210

The Portfolio entered into credit default swaps ("CDS") to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Forward rate agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreement^:
79,800	01/14/19	—	(3)	—	(3)	$(33,295)	$—	$(33,295)	JPMorgan Securities LLC
46,400	01/14/19	—	(4)	—	(4)	(12,632)	—	(12,632)	Citigroup Global Markets Inc.

						$(45,927)	$—	$(45,927)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays or receives payments based on CMM102 minus 7 Year CMS minus 1.337% upon termination.

(4)	The Portfolio pays or receives payments based on CMM102 minus 7 Year CMT minus 1.395% upon termination.

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
7,080	12/19/23	1.900%	(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(44,941)	$(44,941)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR2,835	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	$21,623	$(35,298)	$(56,921)
47,045	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(17,942)	363,837	381,779
9,895	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(5,200)	74,956	80,156
17,865	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	5,028	121,291	116,263
28,570	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	17,379	197,610	180,231
13,360	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	3,688	66,806	63,118
5,500	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	62	18,872	18,810
2,345	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(5)	5,336	5,341
17,640	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(68,592)	(68,592)
570	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(2,466)	(2,466)
14,815	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	32,653	251,541	218,888
11,300	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	35,176	163,200	128,024
7,455	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(78,468)	(78,468)
1,180	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(12,542)	(12,542)
4,758	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(3,258)	(112,344)	(109,086)
2,620	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(78,344)	(78,344)
3,685	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	2,908	(111,220)	(114,128)
11,431	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	657	(348,079)	(348,736)
27,645	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	216,718	602,189	385,471
5,668	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	62,809	228,829	166,020
1,185	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,502	40,484	38,982
925	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	26,537	26,537
3,150	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(1,997)	63,419	65,416
525	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	14,731	14,731
3,417	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(7,561)	(51,532)	(43,971)
4,601	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(18,251)	(51,897)	(33,646)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	4,812	4,812

				$345,989	$1,293,668	$947,679

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(45,927)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$—	$7,508,409
Goldman Sachs & Co.	—	1,885,387

Total	$—	$9,393,796

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,064,691,664	$18,553,213	$—
Exchange Traded Funds	6,378,590	—	—
Preferred Stocks	1,245,000	32,193	—
Rights	4,288	—	—
Asset-Backed Securities
Automobiles	—	43,764,289	—
Collateralized Loan Obligations.	—	64,008,411	—
Consumer Loans	—	6,913,058	—
Credit Cards.	—	12,672,940	—
Equipment	—	7,502,217	—
Home Equity Loans	—	3,511,597	—
Other	—	1,659,379	—
Residential Mortgage-Backed Securities	—	17,894,881	800,000
Student Loans	—	18,103,895	—
Commercial Mortgage-Backed Securities	—	195,456,717	—
Corporate Bonds	—	252,302,977	—
Municipal Bonds	—	16,355,664	—
Residential Mortgage-Backed Securities	—	31,311,010	3,500,000
Sovereign Bonds	—	27,800,760	—
U.S. Government Agency Obligations	—	206,155,717	—
U.S. Treasury Obligations	—	47,492,159	—
Affiliated Mutual Funds	416,192,996	—	—
Commercial Paper	—	1,773,529	—
Options Purchased	—	355,091	—
Other Financial Instruments*
Futures Contracts	3,730,004	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(63,904)	—
Centrally Cleared Credit Default Swap Agreement	—	783,210	—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
OTC Forward Rate Agreements	$—	$—	$(45,927)
Centrally Cleared Inflation Swap Agreement	—	(44,941)	—
Centrally Cleared Interest Rate Swap Agreements	—	947,679	—

Total	$1,492,242,542	$975,241,741	$4,254,073

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (1.5% represents investments
purchased with collateral from securities on loan)	17.5%
U.S. Government Agency Obligations	8.7
Commercial Mortgage-Backed Securities	8.2
Banks	5.7
Pharmaceuticals	2.9
Software	2.9
Collateralized Loan Obligations	2.7
Residential Mortgage-Backed Securities	2.3
Oil, Gas & Consumable Fuels	2.2
IT Services	2.2
Interactive Media & Services	2.1
Automobiles	2.0
U.S. Treasury Obligations	2.0
Technology Hardware, Storage & Peripherals	1.7
Semiconductors & Semiconductor Equipment	1.7
Internet & Direct Marketing Retail	1.6
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	1.5
Insurance	1.4
Diversified Financial Services	1.4
Capital Markets	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Chemicals	1.3
Aerospace & Defense	1.2
Biotechnology	1.2
Sovereign Bonds	1.2
Electric	1.2
Specialty Retail	1.1
Media	1.1
Diversified Telecommunication Services	1.0
Beverages	1.0
Electric Utilities	0.9
Entertainment	0.9
Hotels, Restaurants & Leisure	0.8
Student Loans	0.8
Household Products	0.8
Food & Staples Retailing	0.7
Machinery	0.7
Municipal Bonds	0.7
Industrial Conglomerates	0.7
Oil & Gas	0.6
Food Products	0.5
Credit Cards	0.5
Communications Equipment	0.5
Auto Manufacturers	0.5

Multi-Utilities	0.5%
Road & Rail	0.5
Life Sciences Tools & Services	0.5
Airlines	0.4
Tobacco	0.4
Pipelines	0.4
Textiles, Apparel & Luxury Goods	0.4
Telecommunications	0.3
Equipment	0.3
Consumer Finance	0.3
Consumer Loans	0.3
Air Freight & Logistics	0.3
Exchange Traded Funds	0.3
Retail	0.3
Multiline Retail	0.2
Energy Equipment & Services	0.2
Electrical Equipment	0.2
Electronic Equipment, Instruments & Components	0.2
Healthcare-Services	0.2
Commercial Services & Supplies	0.2
Household Durables	0.2
Multi-National	0.2
Home Equity Loans	0.2
Professional Services	0.1
Computers	0.1
Metals & Mining	0.1
Containers & Packaging	0.1
Building Products	0.1
Oil & Gas Services	0.1
Agriculture	0.1
Foods	0.1
Gas	0.1
Trading Companies & Distributors	0.1
Commercial Services	0.1
Housewares	0.1
Personal Products	0.1
Transportation	0.1
Commercial Paper	0.1
Other	0.1
Forest Products & Paper	0.1
Auto Components	0.1
Semiconductors	0.1
Lodging	0.1
Construction Materials	0.1
Savings & Loans	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Construction & Engineering	0.1%
Packaging & Containers	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Machinery-Diversified	0.0	*
Building Materials	0.0	*
Mining	0.0	*
Distributors	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Miscellaneous Manufacturing	0.0	*
Real Estate Management & Development	0.0	*
Home Builders	0.0	*
Health Care Technology	0.0	*
Water Utilities	0.0	*
Leisure Products	0.0	*
Electronics	0.0	*

Healthcare-Products	0.0	*%
Options Purchased	0.0	*
Diversified Consumer Services	0.0	*
Wireless Telecommunication Services	0.0	*
Paper & Forest Products	0.0	*
Transportation Infrastructure	0.0	*
Marine	0.0	*

	104.1
Liabilities in excess of other assets	(4.1)

	100.0%

*	Less than +/-0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$783,210	*	—	$—
Equity contracts	—	—		Due from/to broker-variation margin futures	833,962	*
Equity contracts	Unaffiliated investments	4,288		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	63,904
Interest rate contracts	Due from/to broker-variation margin futures	7,595,535	*	Due from/to broker-variation margin futures	3,031,569	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,894,579	*	Due from/to broker-variation margin swaps	991,841	*
Interest rate contracts	Unaffiliated investments	355,091		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	45,927

		$10,632,703			$4,967,203

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(296,252)
Equity contracts	7,470	—	—	(1,704,478)	—	—	—
Foreign exchange contracts	—	—	—	—	326,094	—	—
Interest rate contracts	—	(306,253)	22,570	(8,758,987)	—	(47,506)	1,628,380

Total	$7,470	$(306,253)	$22,570	$(10,463,465)	$326,094	$(47,506)	$1,332,128

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts.	$—	$—	$—	$—	$—	$783,210
Equity contracts	(102)	—	(1,030,190)	—	—	—
Foreign exchange contracts	—	—	—	(21,636)	—	—
Interest rate contracts	—	338,493	5,150,133	—	(45,927)	425,071

Total	$(102)	$338,493	$4,119,943	$(21,636)	$(45,927)	$1,208,281

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$53,517	$74,000	$446,191,477	$115,722,338

Forward Foreign Currency Exchange Contracts — Sold(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements — Buy Protection(2)
$4,363,955	$69,640,000	$882,796,878	$15,600,000

Total Return Swap Agreements(2)		Inflation Swap Agreements(2)
$499,000		$2,408,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)	Net Amount
Securities on Loan	$34,025,598	$(34,025,598)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$280,650	$—	$280,650	$(260,000)	$20,650
Barclays Bank PLC	72,107	—	72,107	—	72,107
Citigroup Global Markets Inc.	—	(12,632)	(12,632)	—	(12,632)
JPMorgan Securities LLC	—	(33,295)	(33,295)	—	(33,295)
Morgan Stanley & Co. International PLC	2,334	(63,904)	(61,570)	—	(61,570)

	$355,091	$(109,831)	$245,260	$(260,000)	$(14,740)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $34,025,598:
Unaffiliated investments (cost $1,361,718,603)	$2,050,239,239
Affiliated investments (cost $416,352,928)	416,192,996
Cash	7,189
Foreign currency, at value (cost $250,205)	252,140
Receivable for investments sold	24,740,152
Dividends and interest receivable	6,996,500
Due from broker-variation margin futures	636,166
Tax reclaim receivable	545,717
Receivable for Portfolio shares sold	537,354
Receivable from affiliate	5,542
Prepaid expenses	19,000

Total Assets	2,500,171,995

LIABILITIES
Payable for investments purchased	92,317,525
Payable to broker for collateral for securities on loan	34,978,670
Management fee payable	1,121,307
Payable for Portfolio shares repurchased	695,999
Accrued expenses and other liabilities	430,808
Due to broker-variation margin swaps	278,450
Cash segregated from counterparty - OTC	260,000
Payable to affiliate	204,887
Unrealized depreciation on OTC forward foreign currency exchange contracts	63,904
Unrealized depreciation on OTC forward rate agreements	45,927
Affiliated transfer agent fee payable	980

Total Liabilities	130,398,457

NET ASSETS	$2,369,773,538

Net assets were comprised of:
Partners Equity	$2,369,773,538

Net asset value and redemption price per share, $2,369,773,538 / 89,431,845 outstanding shares of beneficial interest	$26.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$30,287,310
Unaffiliated dividend income (net) (foreign withholding tax $162,068, of which $21,531 is reimbursable by an affiliate)	25,919,133
Affiliated dividend income	7,680,145
Income from securities lending, net (including affiliated income of $135,802)	140,665

Total income	64,027,253

EXPENSES
Management fee	13,944,012
Custodian and accounting fees	377,229
Shareholders’ reports	331,343
Audit fee	49,532
Trustees’ fees	35,531
Legal fees and expenses	18,194
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	83,100

Total expenses	14,849,623

NET INVESTMENT INCOME (LOSS)	49,177,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,471,841))	78,702,956
Futures transactions	(10,463,465)
Forward rate agreement transactions	(47,506)
Forward currency contract transactions	326,094
Options written transactions	22,570
Swap agreements transactions	1,332,128
Foreign currency transactions	(121,102)

69,751,675

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,964,744)	(183,029,395)
Futures	4,119,943
Forward rate agreements	(45,927)
Forward currency contracts	(21,636)
Swap agreements	1,208,281
Foreign currencies	(3,672)

(177,772,406)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(108,020,731)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,843,101)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$49,177,630	$44,458,968
Net realized gain (loss) on investment and foreign currency transactions	69,751,675	131,476,601
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(177,772,406)	119,341,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(58,843,101)	295,276,679

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [303,199 and 357,202 shares, respectively]	8,272,676	9,258,591
Portfolio shares repurchased [6,356,332 and 7,143,196 shares, respectively]	(174,377,090)	(183,096,479)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(166,104,414)	(173,837,888)

CAPITAL CONTRIBUTIONS	55,261	—

TOTAL INCREASE (DECREASE)	(224,892,254)	121,438,791
NET ASSETS:
Beginning of year	2,594,665,792	2,473,227,001

End of year	$2,369,773,538	$2,594,665,792

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 95.2%

ASSET-BACKED SECURITIES — 28.2%
Automobiles — 0.3%
Ford Credit Floorplan Master Owner Trust A,
Series 2018-04, Class A
4.060%	11/15/30	3,200	$3,198,081
Hertz Vehicle Financing II LP,
Series 2015-01A, Class A, 144A
2.730%	03/25/21	400	396,617

			3,594,698

Collateralized Loan Obligations — 19.1%
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.716%(c)	07/15/29	250	249,461
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830%
3.470%(c)	11/17/27	4,500	4,452,698
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%
3.696%(c)	07/16/29	500	495,016
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%
3.299%(c)	04/22/27	8,250	8,151,380
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070%
3.710%(c)	05/17/31	3,000	2,955,990
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%
3.686%(c)	10/15/30	4,500	4,486,618
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%
3.799%(c)	01/17/28	2,500	2,436,755
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180%
3.616%(c)	01/15/30	4,000	3,964,015
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260%
3.729%(c)	04/22/30	7,750	7,712,042
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980%
3.467%(c)	04/24/31	1,500	1,477,785
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110%
3.579%(c)	01/22/31	3,750	3,718,197
Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870%
3.320%(c)	04/19/29	5,000	4,933,382
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230%
3.666%(c)	10/15/29	7,500	7,475,120
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220%
3.656%(c)	07/15/30	5,250	5,215,580
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850%
3.286%(c)	01/16/26	5,000	4,985,726
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010%
3.446%(c)	04/15/31	6,000	5,908,990
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%
3.538%(c)	04/26/31	3,500	3,440,667

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%
3.582%(c)	02/05/31	4,000	$3,931,467
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030%
3.520%(c)	04/25/31	2,500	2,457,929
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.757%(c)	10/23/29	1,250	1,241,844
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110%
3.600%(c)	04/25/31	5,750	5,676,520
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%
3.589%(c)	04/21/31	9,750	9,630,179
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150%
3.795%(c)	02/20/31	4,000	3,948,848
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210%
3.646%(c)	01/16/31	4,000	3,970,176
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250%
3.675%(c)	10/12/30	8,000	7,957,418
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120%
3.556%(c)	07/15/31	6,000	5,925,163
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850%
3.286%(c)	01/15/28	3,000	2,970,285
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%
3.696%(c)	07/15/30	750	746,489
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.749%(c)	10/20/31	2,750	2,730,401
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%
3.770%(c)	10/30/30	1,250	1,243,183
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130%
3.579%(c)	01/17/31	4,000	3,955,405
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270%
3.739%(c)	07/20/30	1,000	993,441
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220%
3.834%(c)	11/14/29	3,500	3,487,447
Romark CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%
3.499%(c)	04/20/31	4,000	3,933,544
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%
3.578%(c)	01/26/31	3,500	3,449,573
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.880%
3.349%(c)	07/20/27	4,000	3,969,449
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.220%
3.689%(c)	10/20/30	5,750	5,710,882
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%
3.689%(c)	01/17/30	3,500	3,482,088

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300%
3.769%(c)	07/20/27	6,000	$5,957,816
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140%
3.609%(c)	01/20/31	3,000	2,964,035
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400%
3.836%(c)	07/15/27	5,000	4,886,426
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%
4.190%(c)	10/25/28	3,250	3,249,724
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210%
3.700%(c)	01/25/31	4,000	3,971,576
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600%
4.090%(c)	01/25/31	1,500	1,459,342
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%
3.316%(c)	07/15/27	5,000	4,945,515
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210%
3.646%(c)	10/15/30	7,500	7,446,356
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970%
3.460%(c)	04/25/31	3,000	2,945,990
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%
3.789%(c)	04/20/29	1,750	1,751,323
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%
3.719%(c)	10/20/29	1,000	997,403
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150%
3.599%(c)	01/17/31	6,500	6,402,848
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200%
3.638%(c)	10/20/31	2,750	2,723,471
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150%
3.619%(c)	01/22/31	2,000	1,978,969
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%
3.806%(c)	07/15/29	1,000	1,001,226
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950%
3.386%(c)	04/15/29	8,500	8,391,946

			214,545,119

Consumer Loans — 2.1%
Lendmark Funding Trust,
Series 2017-01A, Class A, 144A
2.830%	12/22/25	1,000	986,648
Series 2018-02A, Class A, 144A
4.230%	04/20/27	1,400	1,424,848
OneMain Financial Issuance Trust,
Series 2015-02A, Class C, 144A
4.320%	07/18/25	1,100	1,100,764
Series 2016-01A, Class A, 144A
3.660%	02/20/29	2,500	2,504,539
Series 2016-02A, Class A, 144A
4.100%	03/20/28	670	671,491
Series 2017-01A, Class B, 144A
2.790%	09/14/32	500	490,230
Series 2017-01A, Class C, 144A
3.350%	09/14/32	500	491,166

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Series 2018-01A, Class A, 144A
3.300%	03/14/29	1,030	$1,030,997
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A
3.910%	07/08/24	1,200	1,199,990
Series 2018-B, Class C, 144A
5.430%	07/08/24	500	501,957
Oportun Funding VI LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	1,250	1,238,706
Oportun Funding VII LLC,
Series 2017-B, Class A, 144A
3.220%	10/10/23	3,000	2,970,816
Oportun Funding VIII LLC,
Series 2018-A, Class A, 144A
3.610%	03/08/24	1,140	1,129,734
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,400	1,413,392
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24	1,000	1,010,461
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350%
4.856%(c)	04/25/23	120	120,068
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%
5.356%(c)	02/25/23	740	741,590
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%
5.156%(c)	08/25/25	1,200	1,202,507
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	2,324	2,301,063
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	1,306	1,304,702

			23,835,669

Credit Card — 0.3%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	2,800	2,938,317

Home Equity Loans — 1.9%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-AR01, Class M3, 1 Month LIBOR + 4.500%
5.374%(c)	01/25/33	1,565	1,561,918
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925%
5.431%(c)	10/25/31	242	255,440
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-W02, Class M4
4.036%(cc)	09/25/33	2,252	2,133,444
Series 2004-W06, Class M1, 1 Month LIBOR + 0.825%
3.331%(c)	05/25/34	557	551,316

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.245%
3.700%(c)	06/15/33	768	$766,612
Bear Stearns Asset-Backed Securities Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 0.900%
3.215%(c)	03/25/34	2,231	2,223,227
Centex Home Equity Loan Trust,
Series 2004-B, Class AF6
4.686%	03/25/34	333	340,466
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	08/25/35	247	247,816
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	05/25/33	515	510,850
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020%
3.526%(c)	10/25/33	383	381,971
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.870%
3.376%(c)	11/25/34	3,688	3,655,606
New Century Home Equity Loan Trust,
Series 2003-04, Class M1, 1 Month LIBOR + 1.125%
3.631%(c)	10/25/33	1,691	1,689,744
Series 2004-04, Class M1, 1 Month LIBOR + 0.765%
3.271%(c)	02/25/35	1,909	1,885,806
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57	1,706	1,714,593
Residential Asset Securities Trust,
Series 2004-KS01, Class AI5
5.347%	02/25/34	542	549,931
Securitized Asset-Backed Receivables LLC Trust,
Series 2004-NC01, Class M1, 1 Month LIBOR + 0.780%
3.286%(c)	02/25/34	1,746	1,742,045
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC01, Class M1, 1 Month LIBOR + 0.765%
3.271%(c)	02/25/35	1,038	1,032,827

			21,243,612

Residential Mortgage-Backed Securities — 3.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960%
3.466%(c)	09/25/34	195	194,492
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780%
3.095%(c)	10/25/34	1,254	1,239,951
CSMC Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%
5.499%(c)	12/26/46	3,256	3,289,933
Series 2018-03R, Class 1A1, 144A, 1 Month LIBOR + 1.200%
3.547%(c)	12/25/46	2,384	2,345,528
Series 2018-11R, 144A, 1 Month LIBOR + 1.400%^
3.774%	08/25/37	1,700	1,700,000
Series 2018-RPL08, Class A1, 144A
4.070%	07/25/58	1,540	1,537,552
Equity One Mortgage Pass-Through Trust,
Series 2004-03, Class M1
4.570%	07/25/34	337	336,135

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
FBR Securitization Trust,
Series 2005-02, Class M1, 1 Month LIBOR + 0.720%
3.226%(c)	09/25/35		26	$26,216
Fremont Home Loan Trust,
Series 2003-B, Class M1, 1 Month LIBOR + 1.050%
3.556%(c)	12/25/33		119	116,897
GSAMP Trust,
Series 2007-HE01, Class A1, 1 Month LIBOR + 0.140%
2.646%(c)	03/25/47		1,196	1,121,654
Legacy Mortgage Asset Trust,
Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750%
4.256%(c)	01/28/70		695	705,690
Long Beach Mortgage Loan Trust,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	02/25/34		1,567	1,549,424
LSFVT,
Series 2018-01, 1 Month LIBOR + 2.000%^
3.982%(c)	04/01/21		6,316	6,296,987
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520%
3.026%(c)	06/25/35		826	823,731
Structured Asset Investment Loan Trust,
Series 2004-07, Class A8, 1 Month LIBOR + 1.200%
3.706%(c)	08/25/34		1,400	1,382,570
TFS (Spain),
Series 2018-03, Class A1
2.900%(cc)	03/16/23	EUR	4,341	4,963,801
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		2,420	2,354,960
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		2,677	2,615,149
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58		431	424,268
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		193	192,771
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58		581	571,023
Series 2018-06, Class A1A, 144A
3.750%(cc)	03/25/58		2,140	2,141,389
VOLT LX LLC,
Series 2017-NPL07, Class A1, 144A
3.250%	06/25/47		155	154,744

				36,084,865

Student Loans — 1.3%
Earnest Student Loan Program LLC,
Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400%
3.906%(c)	01/25/41		197	198,936
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
—%(p)	02/25/43		2,980	4,008,657
Series 2018-C, Class A, 144A
—%(p)	08/25/43		3,761	3,820,729
Series 2018-D, Class A, 144A
—%(p)	11/25/43		3,772	3,906,649

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SLM Student Loan Trust,
Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550%
0.233%(c)	07/25/39	EUR	2,100	$2,311,698

				14,246,669

TOTAL ASSET-BACKED SECURITIES (cost $315,235,664)				316,488,949

BANK LOANS — 1.0%
Computers — 0.1%
McAfee, LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%,
11.010%(c)	09/29/25		458	453,750
Term B USD Loan, 1 Month LIBOR + 3.750%,
6.270%(c)	09/30/24		528	512,630

				966,380

Electric — 0.0%
Vistra Operations Co., LLC,
Term Loan,
—%(p)	08/04/23		399	382,424

Entertainment — 0.1%
Aristocrat Leisure, Ltd. (Australia),
Term Loan, 3 Month LIBOR + 1.750%,
—%(p)	10/19/24		1,350	1,287,900

Foods — 0.2%
Sigma Bidco BV (Netherlands),
Facility B4 Loan, 3 Month GBP LIBOR + 4.000%,
4.800%(c)	07/02/25	GBP	1,550	1,908,458

Healthcare-Products — 0.0%
Avantor, Inc.,
Initial B1 EURO Term loan,1-3Month EURIBOR + 3.750%,
3.750%(c)	11/21/24	EUR	424	477,843

Internet — 0.1%
Go Daddy Operating Co., LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.250%,
4.770%(c)	02/15/24		997	950,585

Machinery-Diversified — 0.1%
Gardner Denver, Inc.,
Term Loan,
—%(p)	07/30/24		1,021	985,257

Packaging & Containers — 0.1%
Berry Global, Inc,
Term T Loan, 1 Month LIBOR + 1.750%,
4.140%(c)	01/06/21		1,000	974,286

Pharmaceuticals — 0.1%
Nidda Healthcare Holding AG (Germany),
Facility C GBP, 3 Month GBP LIBOR + 4.000%,
4.888%(c)	08/21/24	GBP	1,000	1,240,610

Retail — 0.2%
EG America, LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%,^
10.810%(c)	04/20/26		1,025	1,004,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Retail (continued)
EG Finco, Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%,
8.750%(c)	04/20/26	EUR	600	$677,139

				1,681,639

TOTAL BANK LOANS (cost $11,429,195)				10,855,382

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.0%
Banc of America Commercial Mortgage Trust,
Series 2016-UB010, Class A3
2.903%	07/15/49		2,300	2,210,286
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60		4,400	4,231,660
Series 2017-BNK06, Class A4
3.254%	07/15/60		3,300	3,204,238
Series 2017-BNK08, Class A3
3.229%	11/15/50		1,950	1,894,807
BBCMS Mortgage Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36		1,170	1,116,231
Series 2016-ETC, Class B, 144A
3.189%	08/14/36		510	482,116
Series 2016-ETC, Class C, 144A
3.391%	08/14/36		430	406,781
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36		1,560	1,455,144
BX Commercial Mortgage Trust,
Series 2018-IND, Class F, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
4.255%(c)	11/15/35		299	296,184
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050%
4.505%(c)	11/15/35		1,348	1,331,149
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50		3,500	3,383,932
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47		2,001	2,022,433
Series 2016-GC37, Class A4
3.314%	04/10/49		1,600	1,579,157
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A
2.778%(cc)	11/10/31		2,400	2,293,210
Series 2016-CLNE, Class C, 144A
2.778%(cc)	11/10/31		900	843,652
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47		3,200	3,204,099
Series 2014-UBS05, Class A4
3.838%	09/10/47		3,600	3,676,051
Series 2015-DC01, Class A4
3.078%	02/10/48		5,000	4,899,450
Series 2015-LC21, Class A4
3.708%	07/10/48		820	829,303

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-PC01, Class A5
3.902%	07/10/50	1,570	$1,601,399
Series 2016-COR01, Class A3
2.826%	10/10/49	2,500	2,367,641
Series 2016-DC02, Class A5
3.765%	02/10/49	240	242,398
Series 2017-COR02, Class A2
3.239%	09/10/50	4,500	4,348,040
DBJPM Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	2,800	2,689,588
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	1,333,747
Eleven Madison Trust Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	2,926,016
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.515%(cc)	06/25/20	7,561	125,653
Series K020, Class X1, IO
1.409%(cc)	05/25/22	26,517	1,046,918
Series K021, Class X1, IO
1.444%(cc)	06/25/22	15,110	633,769
Series K025, Class X1, IO
0.853%(cc)	10/25/22	10,446	286,750
Series K027, Class X1, IO
0.780%(cc)	01/25/23	129,873	3,366,431
Series K044, Class X1, IO
0.748%(cc)	01/25/25	82,559	3,072,372
Series K053, Class X1, IO
0.890%(cc)	12/25/25	88,925	4,661,494
Series K055, Class X1, IO
1.366%(cc)	03/25/26	13,851	1,135,894
Series K710, Class X1, IO
1.734%(cc)	05/25/19	19,157	46,534
Series K711, Class X1, IO
1.668%(cc)	07/25/19	22,414	84,051
GS Mortgage Securities Corp. II,
Series 2015-GC30, Class A3
3.119%	05/10/50	3,025	2,961,903
GS Mortgage Securities Trust,
Series 2017-GS06, Class A2
3.164%	05/10/50	3,400	3,281,703
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	510	512,695
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A4
3.493%	08/15/47	3,200	3,208,118
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,070	1,027,942
Series 2017-C05, Class A4
3.414%	03/15/50	1,975	1,951,008
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,471,702

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	$5,790,329
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC09, Class A4
2.611%	12/15/47	955	951,931
Series 2013-C10, Class A4
2.875%	12/15/47	372	370,456
Series 2016-JP02, Class A3
2.559%	08/15/49	2,900	2,718,665
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XA, IO, 144A
1.466%(cc)	08/15/45	38,082	1,570,467
Series 2013-C08, Class A3
2.863%	12/15/48	1,531	1,508,639
Series 2013-C09, Class A3
2.834%	05/15/46	2,037	1,999,360
Series 2013-C10, Class A3
3.967%(cc)	07/15/46	4,680	4,816,631
Series 2016-C30, Class A5
2.860%	09/15/49	2,000	1,898,321
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	2,672,408
Morgan Stanley Capital I, Inc.,
Series 2017-HR02, Class A3
3.330%	12/15/50	5,500	5,332,521
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	134,134
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	4,400	4,258,404
Series 2017-C07, Class A3
3.418%	12/15/50	5,600	5,485,799
Series 2018-C10, Class A3
4.048%	05/15/51	2,200	2,254,937
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	3,971	3,934,481
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC016, Class A4
3.548%	08/15/50	4,300	4,328,603
Series 2016-C032, Class A3
3.294%	01/15/59	2,250	2,218,120
Series 2016-C034, Class A3
2.834%	06/15/49	2,500	2,387,508
Series 2016-C035, Class A3
2.674%	07/15/48	4,600	4,338,211
Series 2017-C040, Class A3
3.317%	10/15/50	1,370	1,339,018

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $150,400,989)			146,052,592

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS — 35.5%
Aerospace & Defense — 0.5%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,850		$1,743,625
7.500%	03/15/25		1,250		1,178,125
General Dynamics Corp.,
Gtd. Notes
3.000%	05/11/21		2,115		2,116,710
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,115		1,104,632

					6,143,092

Agriculture — 0.3%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		2,810		2,588,274
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
8.125%	06/23/19		895		913,051

					3,501,325

Airlines — 0.6%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		1,660		1,629,279
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates
6.703%	12/15/22		—	(r)	265
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		1,265		1,321,083
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		302		306,057
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		823		889,302
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		91		91,543
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		315		316,358
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		1,180		1,172,161
United Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.636%	01/02/24		615		639,249

					6,365,297

Apparel — 0.2%
Hanesbrands Finance Luxembourg SCA,
Gtd. Notes, 144A
3.500%	06/15/24	EUR	575		662,760

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Apparel (continued)
PVH Corp.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/24	EUR	1,250	$1,508,508

				2,171,268

Auto Manufacturers — 0.9%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.835%(c)	04/12/21		425	420,864
Gtd. Notes, 144A
3.100%	04/12/21		570	564,521
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.100%	05/04/20		1,030	1,024,303
3.350%	05/04/21		1,715	1,709,798
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,755	1,353,430
5.291%	12/08/46		440	361,232
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		1,350	1,353,054
6.250%	10/02/43		1,885	1,766,891
6.600%	04/01/36		210	204,436
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
3.258%(c)	04/09/21		610	596,116
Gtd. Notes
3.550%	04/09/21		460	453,666

				9,808,311

Auto Parts & Equipment — 0.4%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24	EUR	701	644,528
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 3.250% or PIK 4.000%
3.250%	09/15/23	EUR	1,075	1,200,154
Sr. Sec’d. Notes, 144A, Cash coupon 3.750% or PIK N/A
3.750%	09/15/26	EUR	1,050	1,151,909
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24	EUR	1,275	1,490,049

				4,486,640

Banks — 11.0%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.545%(c)	04/12/23		400	392,234
Sr. Unsec’d. Notes
3.848%	04/12/23		600	582,998
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		5,870	5,781,123
3.593%(ff)	07/21/28		740	701,756
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22		385	385,058

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
3.824%(ff)	01/20/28		1,715	$1,663,723
4.125%	01/22/24		3,750	3,801,102
4.271%(ff)	07/23/29		910	905,729
Sub. Notes, MTN
4.000%	01/22/25		1,117	1,088,121
4.450%	03/03/26		1,735	1,715,213
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN, 3 Month LIBOR + 0.460%
2.896%(c)	04/13/21		600	596,406
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21		645	644,676
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		700	645,217
3.684%	01/10/23		480	461,211
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		1,050	1,012,386
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28		420	409,937
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23		855	828,933
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27		300	272,573
Sub. Notes, 144A, MTN
4.500%	03/15/25		1,500	1,451,626
Citibank NA,
Sr. Unsec’d. Notes
3.050%	05/01/20		4,120	4,114,769
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	1,355	1,307,575
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	1,085	1,059,231
Sr. Unsec’d. Notes
3.200%	10/21/26		3,255	3,004,978
3.887%(ff)	01/10/28		1,710	1,649,994
8.125%	07/15/39		1,060	1,470,592
Sub. Notes
4.450%	09/29/27		2,630	2,534,838
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,050	1,030,249
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.766%(c)	02/04/21		1,025	996,865
Sr. Unsec’d. Notes
4.250%	02/04/21		950	936,240
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		900	868,542
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		159	144,432
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A, MTN
3.250%	09/26/23		750	760,023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	$256,759
4.250%	03/13/26		1,150	1,122,613
Sub. Notes
7.000%	04/15/20		2,005	2,087,388
Fifth Third Bank,
Sr. Unsec’d. Notes
2.375%	04/25/19		425	424,123
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	1,950	1,884,227
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25		4,063	3,808,545
3.750%	02/25/26		125	118,206
3.814%(ff)	04/23/29		1,960	1,829,905
3.850%	01/26/27		1,765	1,660,243
5.750%	01/24/22		4,200	4,397,544
Sr. Unsec’d. Notes, Series D, MTN
6.000%	06/15/20		2,420	2,505,153
Sub. Notes
6.750%	10/01/37		440	496,885
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.240%(c)	05/18/21		1,785	1,758,511
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29		1,000	991,238
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.875%	07/14/27		630	541,912
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.990%(c)	—	(rr)	4,397	4,336,541
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,450	1,440,938
Sr. Unsec’d. Notes
2.750%	06/23/20		5,400	5,369,049
2.950%	10/01/26		1,740	1,606,939
3.200%	01/25/23		470	463,152
3.200%	06/15/26		3,020	2,844,132
3.509%(ff)	01/23/29		1,435	1,358,807
3.782%(ff)	02/01/28		965	936,745
4.005%(ff)	04/23/29		1,200	1,176,435
4.250%	10/15/20		600	610,812
Sub. Notes
4.250%	10/01/27		420	413,452
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21		1,155	1,197,910
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, 144A, MTN
5.800%	01/13/20		2,650	2,712,598
Morgan Stanley,
Jr. Sub. Notes, Series H
5.450%(ff)	—	(rr)	975	948,305
Sr. Unsec’d. Notes
4.375%	01/22/47		895	847,064

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.457%(ff)	04/22/39		280	$271,093
5.750%	01/25/21		1,920	2,001,889
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23		1,190	1,162,564
3.750%	02/25/23		395	394,304
3.772%(ff)	01/24/29	(a)	1,875	1,793,953
5.500%	07/28/21		2,080	2,179,808
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		2,725	2,519,628
5.625%	09/23/19		2,635	2,673,995
Sub. Notes, GMTN
4.350%	09/08/26		750	728,853
PNC Financial Services Group, Inc. (The),
Sub. Notes
3.900%	04/29/24		975	966,665
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%
2.910%(c)	04/30/21		1,920	1,903,902
Sr. Unsec’d. Notes, GMTN
3.200%	04/30/21		5,215	5,214,464
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	10/16/20		1,550	1,522,959
Sumitomo Mitsui Banking Corp. (Japan),
Bank Gtd. Notes, 3 Month LIBOR + 0.350%
2.799%(c)	01/17/20		1,820	1,818,400
Gtd. Notes
2.450%	01/10/19		625	624,913
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.859%(ff)	08/15/23		1,100	1,057,964
3.491%	05/23/23		2,970	2,896,438

				123,096,273

Beverages — 0.1%
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
3.551%	05/25/21		970	968,531

Biotechnology — 0.1%
Celgene Corp.,
Sr. Unsec’d. Notes
2.250%	08/15/21		1,070	1,037,330

Building Materials — 0.3%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		3,000	2,816,250
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		600	552,000

				3,368,250

Chemicals — 1.4%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,400	1,379,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	675	$523,125
5.375%	03/15/44	700	567,000
7.125%	05/01/20	141	145,230
DowDuPont, Inc.,
Sr. Unsec’d. Notes
3.766%	11/15/20	490	494,698
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
6.000%	11/15/21	3,550	3,752,416
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33	465	477,952
5.625%	11/15/43	155	157,446
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43	870	831,305
5.250%	01/15/45	420	420,987
6.125%	01/15/41	450	492,791
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22	1,525	1,476,139
SASOL Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	575	573,787
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	08/01/25	445	424,689
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/23	3,058	3,497,983

			15,214,548

Commercial Services — 0.6%
ERAC USA Finance LLC,
Gtd. Notes, 144A
6.700%	06/01/34	920	1,092,772
7.000%	10/15/37	770	957,320
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	1,500	1,432,500
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25	700	624,750
4.875%	01/15/28	675	592,313
5.500%	07/15/25	650	612,625
5.500%	05/15/27	975	904,312

			6,216,592

Computers — 0.2%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19	905	902,325

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (continued)
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25		900	$851,625

				1,753,950

Diversified Financial Services — 1.1%
American Express Co.,
Sr. Unsec’d. Notes
3.375%	05/17/21		3,695	3,700,875
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.450%	04/30/21		5,235	5,232,539
International Lease Finance Corp.,
Sr. Unsec’d. Notes
6.250%	05/15/19		1,400	1,412,385
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		650	658,090
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
6.875%	05/02/18	(d)	2,740	53,430
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		1,250	1,218,750

				12,276,069

Electric — 1.7%
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.350%	07/01/23		550	550,587
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23		396	371,250
5.750%	01/15/25	(a)	2,400	2,196,000
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		235	218,657
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21		2,710	2,725,651
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35		2,325	2,614,100
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26		235	218,726
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28		550	529,156
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39		1,900	1,981,411
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		400	434,541

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (continued)
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		1,150	$1,340,624
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		680	645,946
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
4.750%	07/13/21		250	258,092
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.600%	06/15/43		1,950	1,608,177
South Carolina Electric & Gas Co.,
First Mortgage
4.600%	06/15/43		2,025	2,074,450
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		1,375	1,323,437

				19,090,805

Electronics — 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,750	1,645,000

Engineering & Construction — 0.0%
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27		345	283,311

Entertainment — 0.0%
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.250%	02/28/47	GBP	250	304,545
4.875%	02/28/47	GBP	125	148,926

				453,471

Foods — 0.4%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		225	196,875
General Mills, Inc.,
Sr. Unsec’d. Notes
3.200%	04/16/21		1,200	1,193,411
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		100	98,750
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		2,025	1,933,875
Kraft Heinz Foods Co.,
Gtd. Notes
5.000%	07/15/35		725	680,396

				4,103,307

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
7.300%	11/15/39		1,000	1,178,730

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas — 0.3%
Korea Gas Corp. (South Korea),
Sr. Unsec’d. Notes
4.250%	11/02/20			1,750	$1,777,685
NiSource, Inc.,
Sr. Unsec’d. Notes
4.800%	02/15/44			300	290,448
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43			1,050	996,282

					3,064,415

Healthcare-Products — 0.6%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21			2,780	2,755,849
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24			3,415	3,280,029
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27		EUR	510	600,841

					6,636,719

Healthcare-Services — 1.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37			1,900	2,295,723
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43			385	373,992
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
8.125%	06/30/24	(a)		625	456,250
Cigna Corp.,
Gtd. Notes
4.375%	12/15/20			745	758,538
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25			500	453,750
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20			330	330,383
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25			2,325	2,266,875
5.875%	02/15/26			275	273,625
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			240	238,183
3.250%	09/01/24			1,495	1,430,822
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21			1,225	1,221,937
Synlab Bondco PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	07/01/22		EUR	1,100	1,278,966

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25	(a)		550	$512,875
Sr. Unsec’d. Notes
6.750%	02/01/20			500	499,375
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42			220	209,722

					12,601,016

Home Builders — 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
6.125%	07/01/22			1,000	945,000
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27			975	882,375
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21			2,175	2,153,250
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			1,650	1,633,500

					5,614,125

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			650	593,125

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26			670	654,804

Insurance — 1.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25			2,110	2,020,217
4.500%	07/16/44			1,075	959,361
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22			500	524,137
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	800	917,287
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	03/15/35			1,030	1,200,092
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40			405	509,254
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43			350	349,091
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40			130	158,057

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (continued)
Ohio National Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/30/20		850	$877,697
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		150	144,972
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		1,350	1,587,025
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		2,310	2,210,958
6.850%	12/16/39		196	254,842
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20		500	517,349

				12,230,339

Internet — 0.1%
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/27	EUR	1,050	1,163,940

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		270	291,600

Lodging — 0.3%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		1,325	1,297,596
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21		1,325	1,358,125
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	08/08/25		400	396,100
Studio City Co. Ltd. (Hong Kong),
Sr. Sec’d. Notes
7.250%	11/30/21		300	305,505

				3,357,326

Machinery-Diversified — 0.4%
CNH Industrial Capital LLC,
Gtd. Notes
4.875%	04/01/21		1,050	1,066,905
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
5.200%	01/15/98		1,100	1,086,006
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,960	2,023,818

				4,176,729

Media — 2.4%
21st Century Fox America, Inc.,
Gtd. Notes
6.900%	08/15/39		65	85,423

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
7.625%	11/30/28			1,415	$1,836,693
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20			2,000	2,025,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/26			3,300	3,172,125
5.875%	04/01/24			800	796,000
5.875%	05/01/27			1,000	970,000
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.384%	10/23/35			710	728,777
6.484%	10/23/45			855	878,888
6.834%	10/23/55			225	228,817
Comcast Corp.,
Gtd. Notes
4.150%	10/15/28			1,820	1,848,087
4.250%	10/15/30			620	627,011
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			2,800	2,693,610
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21			1,425	1,396,500
7.500%	04/01/28			650	648,375
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37			1,010	936,849
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.125%	01/31/46			495	506,200
Liberty Interactive LLC,
Sr. Unsec’d. Notes
8.250%	02/01/30	(a)		725	706,875
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43			15	14,459
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26			750	911,183
TEGNA, Inc.,
Gtd. Notes, 144A
4.875%	09/15/21			475	464,313
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
4.000%	01/15/25		EUR	1,100	1,298,388
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)		1,175	1,031,062
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25			1,140	1,066,037
Warner Media LLC,
Gtd. Notes
3.800%	02/15/27			690	647,429

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
3.750%	01/15/25	EUR	1,000	$1,135,829

				26,653,930

Mining — 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43		410	430,641
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
3.625%	06/09/21		825	822,493
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		990	1,093,165

				2,346,299

Miscellaneous Manufacturing — 0.2%
Textron, Inc.,
Sr. Unsec’d. Notes
7.250%	10/01/19		2,350	2,421,537

Multi-National — 0.5%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.000%	05/10/19		440	438,409
2.125%	09/27/21		3,095	3,004,224
4.375%	06/15/22		500	517,475
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26		1,500	1,865,398

				5,825,506

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		1,150	1,129,875

Oil & Gas — 1.9%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.677%(s)	10/10/36		2,000	834,098
6.450%	09/15/36		945	1,020,596
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		1,000	861,057
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23		750	723,878
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		180	170,789
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		1,650	1,564,534
Encana Corp. (Canada),
Sr. Unsec’d. Notes
6.500%	02/01/38		200	216,839

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		390	$393,117
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,665	1,738,676
Helmerich & Payne, Inc.,
Gtd. Notes, 144A
4.650%	03/15/25		1,500	1,529,482
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22		1,160	1,140,442
4.750%	04/19/27		200	194,492
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
6.125%	11/09/20		600	617,880
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.750%	01/14/25	EUR	300	357,474
5.299%	01/27/25		625	596,875
5.750%	02/01/29		725	670,625
6.125%	01/17/22		56	57,470
7.375%	01/17/27		405	416,138
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	1,000	1,047,216
4.875%	01/24/22		1,100	1,070,850
5.375%	03/13/22		405	396,698
6.375%	01/23/45		1,015	817,075
6.500%	03/13/27		1,225	1,151,500
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	700	663,773
3.750%	02/21/24	EUR	400	439,877
4.875%	02/21/28	EUR	800	868,479
Gtd. Notes, MTN
6.750%	09/21/47		235	194,319
Sinopec Group Overseas Development 2015 Ltd. (China),
Gtd. Notes, 144A
2.500%	04/28/20		1,250	1,234,640
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21		380	375,250

				21,364,139

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38		450	569,213

Packaging & Containers — 0.4%
Ball Corp.,
Gtd. Notes
4.375%	12/15/23	EUR	925	1,175,149
Greif Nevada Holdings, Inc. SCS,
Gtd. Notes, 144A, MTN
7.375%	07/15/21	EUR	1,470	1,873,480

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (continued)
WestRock RKT Co.,
Gtd. Notes
4.450%	03/01/19	1,165	$1,166,896

			4,215,525

Pharmaceuticals — 1.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	1,020	978,368
4.500%	05/14/35	1,715	1,586,558
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35	2,040	1,935,139
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21	1,350	1,382,775
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
6.125%	04/15/25	325	283,563
Cigna Corp.,
Gtd. Notes, 144A
4.375%	10/15/28	1,320	1,327,367
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	270	258,729
5.050%	03/25/48	655	637,059
5.125%	07/20/45	565	549,976
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23	625	476,563
Express Scripts Holding Co.,
Gtd. Notes
4.500%	02/25/26	3,690	3,739,939
Mylan NV,
Gtd. Notes
5.250%	06/15/46	1,455	1,226,052
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	3,745	3,388,932
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.800%	11/26/20	280	281,689
4.000%	11/26/21	600	608,183

			18,660,892

Pipelines — 0.9%
Energy Transfer Operating LP,
Gtd. Notes
5.150%	03/15/45	55	47,581
5.300%	04/15/47	120	105,765
6.000%	06/15/48	125	121,727
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46	2,110	2,043,698
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	392	391,791

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45	1,000	$880,600
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	970	847,147
5.200%	03/01/47	115	105,857
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22	50	48,625
4.875%	08/15/27	225	212,062
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	1,250	1,405,011
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47	450	415,710
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
4.680%	02/15/45	1,900	1,710,990
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.450%	04/01/44	575	515,302
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,200	1,088,002

			9,939,868

Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	03/15/22	325	325,457
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes, 144A
5.250%	12/15/24	1,235	1,184,056

			1,509,513

Retail — 0.5%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.149%(c)	04/17/20	950	943,941
Sr. Unsec’d. Notes
4.200%	05/15/28	1,875	1,775,996
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	1,600	1,594,000
6.625%	04/01/21	551	564,775
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	675	487,688
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	375	296,250

			5,662,650

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22	1,675	$1,676,623
Semiconductors — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	3,310	2,969,416
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23	2,675	2,621,500

			5,590,916

Software — 0.5%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	10/01/22	1,162	1,153,991
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A
7.125%	05/01/21	1,300	1,264,250
Microsoft Corp.,
Sr. Unsec’d. Notes
3.750%	02/12/45	1,540	1,489,850
4.000%	02/12/55	435	427,186
4.450%	11/03/45	275	291,676
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34	1,070	1,074,057

			5,701,010

Telecommunications — 1.0%
AT&T Corp.,
Gtd. Notes
8.750%	11/15/31	55	72,885
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25	1,905	1,793,849
4.500%	03/09/48	74	63,322
4.550%	03/09/49	499	429,537
5.250%	03/01/37	680	667,915
5.350%	09/01/40	49	47,602
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19	1,300	1,306,500
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25	500	500,000
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26	1,675	1,708,500
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.500%	08/10/33	990	977,215
4.522%	09/15/48	425	398,333
5.012%	04/15/49	1,000	996,402

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
2.625%	01/20/23	EUR	675	$697,204
3.125%	01/20/25	EUR	1,550	1,579,075

				11,238,339

Textiles — 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.850%	02/01/23		294	294,404

TOTAL CORPORATE BONDS (cost $406,992,971)				398,346,477

MUNICIPAL BONDS — 1.9%
California — 0.7%
Bay Area Toll Authority,
BABs, Taxable, Revenue Bonds
6.907%	10/01/50		1,125	1,599,142
State of California,
GO BABs
7.625%	03/01/40		725	1,032,248
GO, BABs
7.300%	10/01/39		2,280	3,129,802
University of California,
BABs, Revenue Bonds
5.770%	05/15/43		1,400	1,684,494

				7,445,686

Colorado — 0.1%
Regional Transportation District,
Revenue Bonds, BABs, Series 2010-B
5.844%	11/01/50		770	1,017,409

Illinois — 0.4%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40		1,380	1,761,239
State of Illinois,
GO Unlimited
5.000%	10/01/22		20	21,079
GO, Series D
5.000%	11/01/22		2,650	2,795,008

				4,577,326

New Jersey — 0.4%
New Jersey Turnpike Authority,
BABs, Revenue Bonds, Series A
7.102%	01/01/41		1,175	1,605,132
Tax. Issuer Subs., Revenue Bonds, BABs, Series F
7.414%	01/01/40		2,050	2,888,450

				4,493,582

Ohio — 0.1%
Ohio State University (The),
Revenue Bonds, Taxable, BABs, Series C
4.910%	06/01/40		695	804,212

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio (continued)
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev.,
Revenue Bonds, BABs
4.879%	12/01/34	450	$494,352

			1,298,564

Oregon — 0.1%
State of Oregon Department of Transportation,
Revenue Bonds, Taxable, BABs, Series A
5.834%	11/15/34	615	764,507

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	800	982,144

Virginia — 0.0%
University of Virginia,
Revenue Bonds, Taxable, Series C
4.179%	09/01/2117	425	413,716

TOTAL MUNICIPAL BONDS (cost $16,766,249)			20,992,934

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.4%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/19	58	57,542
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%
4.206%(c)	10/25/27	545	547,572
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%
4.106%(c)	04/25/28	1,113	1,112,999
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%
3.456%(c)	08/25/28	1,050	1,047,343
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%
3.856%(c)	08/25/28	450	447,872
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%
4.106%(c)	08/25/28	450	442,905
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap
N/A, Floor 1.200%)
3.706%(c)	10/25/27	690	689,806
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850%
4.356%(c)	10/25/27	1,040	1,038,345
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A,
Floor 1.500%)^
3.780%(c)	11/01/23	5,400	5,400,000
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	12/25/57	1,446	1,453,089
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	01/25/57	1,646	1,671,690
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	1,373	1,324,906
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	2,817	2,770,720

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
4.058%(cc)	09/25/47	618	$581,179
Eagle RE Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700%
4.206%(c)	11/25/28	1,700	1,697,644
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	494	495,398
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN04, Class M3, 1 Month LIBOR + 4.550%
7.056%(c)	10/25/24	259	282,941
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%
5.806%(c)	10/25/27	3,460	3,753,203
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	11/25/28	709	720,783
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350%
3.856%(c)	03/25/29	760	763,794
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	04/25/29	1,740	1,753,048
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140%
2.646%(c)	01/26/37	1,368	1,348,886
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140%
2.646%(c)	01/26/37	1,400	1,338,398
Harborview Mortgage Loan Trust,
Series 2007-04, Class 2A1, 1 Month LIBOR + 0.220%
2.690%(c)	07/19/47	1,637	1,581,401
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600%
4.106%(c)	10/25/28	510	510,621
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR19, Class 5A2
3.939%(cc)	08/25/36	370	341,035
Lehman XS Trust,
Series 2006-GP04, Class 1A1, 1 Month LIBOR + 0.205%
2.711%(c)	08/25/46	1,130	1,107,810
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	05/01/22	1,192	1,187,562
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%
4.170%(c)	11/01/22	796	796,670
Series 2017-09, Class A, 144A, 1 Month LIBOR + 1.550%
3.899%(c)	12/01/22	283	282,200
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%
4.099%(c)	09/01/22	947	948,458
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%
4.020%(c)	04/01/23	408	407,729
MASTR Alternative Loan Trust,
Series 2004-04, Class 4A1
5.000%	04/25/19	1	744
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	1,153	1,163,857

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750%
3.256%(c)	01/25/48		1,641	$1,632,403
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%
4.056%(c)	07/25/28		500	500,606
Radnor RE Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400%
3.906%(c)	03/25/28		690	688,530
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700%
5.206%(c)	03/25/28		360	359,619
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%
3.256%(c)	09/25/48		1,220	1,217,648
Series 2018-HRP02, Class M1, 144A, 1 Month LIBOR + 0.850%
3.356%(c)	02/25/47		1,150	1,148,384
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.232%(cc)	02/25/34		530	529,743
Series 2004-18, Class 3A1
4.322%(cc)	12/25/34		2,855	2,831,390
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2016-V1A, Class A1, 144A, 3 Month GBP LIBOR + 1.200%
2.089%(c)	02/20/54	GBP	1,544	1,969,077
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-01, Class 3A
5.000%	03/25/20		50	49,855

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $49,234,244)				49,995,405

SOVEREIGN BONDS — 6.2%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.260%	12/31/38	EUR	300	187,944
4.625%	01/11/23		1,625	1,283,750
6.875%	04/22/21		1,775	1,603,730
7.820%	12/31/33	EUR	958	917,067
7.820%	12/31/33	EUR	634	601,465
8.280%	12/31/33		582	453,840
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		1,105	1,096,712
Gov’t. Gtd. Notes, 144A
5.333%	02/15/28		500	496,250
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		250	247,500
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21		2,250	2,323,125
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		575	573,563
7.500%	05/06/21		600	619,500
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	1,410	1,461,593

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Hellenic Republic Government Bond (Greece),
Bonds
3.000%	02/24/23	EUR	1,200	$1,366,741
3.000%	02/24/29	EUR	1,000	1,060,472
3.000%	02/24/31	EUR	620	638,783
3.000%	02/24/32	EUR	1,280	1,302,186
3.000%	02/24/34	EUR	640	627,706
3.750%	01/30/28	EUR	65	71,077
3.900%	01/30/33	EUR	1,990	2,075,803
4.200%	01/30/42	EUR	295	296,693
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,500	1,712,130
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23		436	461,615
5.375%	03/25/24		290	310,387
5.750%	11/22/23		2,300	2,485,063
6.375%	03/29/21		2,776	2,929,624
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	3,125	3,809,264
5.350%	02/11/49		400	412,048
Sr. Unsec’d. Notes, EMTN
2.875%	07/08/21	EUR	1,225	1,475,126
3.750%	06/14/28	EUR	500	621,354
Iraq International Bond (Iraq),
Unsec’d. Notes, 144A
5.800%	01/15/28		450	402,399
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23		600	609,720
Sr. Unsec’d. Notes, 144A, MTN
2.000%	09/08/20		1,200	1,180,647
2.625%	04/20/22		1,000	987,504
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.625%	02/01/22		1,000	1,089,856
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25		450	445,730
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		12,075	12,592,051
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
3.875%	02/15/30	EUR	3,070	4,181,157
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23		915	933,532
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23		120	96,600
9.950%	06/09/21		1,940	1,823,600
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		1,040	1,092,260

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23			260	$282,589
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33			730	761,547
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25			1,020	1,032,499
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35		EUR	945	1,052,959
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35		EUR	1,000	1,114,243
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	04/17/25			675	669,042
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
4.750%	03/13/28		EUR	475	500,421
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.125%	05/19/20			1,000	987,486
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			600	588,728
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21			500	499,963
7.000%	06/05/20			1,510	1,539,061
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/22			1,120	1,026,323
Sr. Unsec’d. Notes, 144A
7.750%	09/01/22			340	311,562
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55			470	446,975

TOTAL SOVEREIGN BONDS (cost $71,578,474)					69,770,565

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Federal Home Loan Mortgage Corp.
5.500%	10/01/33			593	641,455
5.500%	06/01/34			9	9,334
6.000%	11/01/33			214	233,802
6.000%	05/01/34			59	63,617
6.000%	06/01/34			150	161,463
6.250%	07/15/32	(k)		830	1,108,257
6.500%	07/01/32			23	25,492
6.500%	07/01/32			30	32,323
6.500%	08/01/32			45	48,670
6.500%	08/01/32			47	50,901
6.500%	08/01/32			50	53,964
6.500%	09/01/32			41	44,823
6.500%	09/01/32			120	130,927
6.750%	03/15/31	(k)		600	815,773
Federal National Mortgage Assoc.
5.500%	02/01/33			18	19,521
5.500%	02/01/33			22	23,546

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/33		27	$28,375
5.500%	03/01/33		50	53,426
5.500%	03/01/33		55	59,006
5.500%	04/01/33		8	8,135
5.500%	04/01/33		34	36,933
5.500%	04/01/33		37	39,314
5.500%	04/01/33		42	45,453
5.500%	07/01/33		33	35,772
5.500%	07/01/33		40	43,263
5.500%	08/01/33		17	17,697
5.500%	02/01/34		35	37,264
5.500%	04/01/34		28	30,039
5.500%	06/01/34		39	42,104
6.000%	10/01/33		4	3,902
6.000%	10/01/33		245	265,501
6.000%	03/01/34		89	95,418
6.000%	02/01/35		228	251,810
6.000%	11/01/36		62	68,179
6.250%	05/15/29	(k)	1,090	1,397,785
6.500%	08/01/32		140	155,740
6.500%	09/01/32		111	122,024
6.500%	09/01/32		192	216,472
6.500%	10/01/32		105	114,329
6.500%	04/01/33		190	213,875
6.500%	11/01/33		5	5,410
6.625%	11/15/30	(k)	530	710,426
7.000%	05/01/32		87	95,087
7.000%	06/01/32		8	8,951
7.125%	01/15/30	(k)	785	1,080,417
Government National Mortgage Assoc.
5.500%	01/15/33		75	80,592
5.500%	02/15/33		57	62,005
5.500%	05/15/33		134	142,668
5.500%	05/15/33		190	202,227
5.500%	06/15/33		205	219,784
5.500%	09/15/33		115	123,794
5.500%	07/15/35		74	79,851
6.000%	12/15/32		139	151,799
6.000%	11/15/33		70	76,231
6.000%	01/15/34		12	13,464
6.000%	06/20/34		373	404,484
6.000%	11/15/34		528	572,123
6.500%	09/15/32		88	94,424
6.500%	09/15/32		212	229,026
6.500%	09/15/32		227	247,720
6.500%	11/15/33		167	182,090

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,665,325)				11,628,257

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Bonds
2.500%	05/15/46	(k)	965	870,272
2.750%	08/15/47	(k)	1,950	1,846,787
3.000%	02/15/48	(k)	1,380	1,372,615
3.000%	08/15/48	(h)	2,560	2,547,900
3.125%	05/15/48		1,174	1,196,288
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	04/15/23		5,640	5,546,182

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.375%	05/31/21	(h)(k)	7,020	$6,839,564
1.875%	04/30/22	(k)	520	510,047
2.000%	11/30/20		1,355	1,342,456
2.125%	05/15/25	(k)	260	253,012
2.250%	02/15/27	(k)	910	883,624
2.625%	07/15/21	(k)	2,350	2,358,354
2.875%	11/30/25		5,045	5,135,455
3.125%	11/15/28	(h)	7,950	8,246,262
U.S. Treasury Strips Coupon
2.783%(s)	08/15/29	(k)	1,200	889,201
2.878%(s)	05/15/31	(h)(k)	1,200	841,682
3.042%(s)	11/15/35	(k)	2,400	1,465,071
3.202%(s)	08/15/40	(k)	2,400	1,246,818

TOTAL U.S. TREASURY OBLIGATIONS (cost $42,898,521)				43,391,590

			Shares

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Citigroup Capital XIII 8.890%			45,000	1,189,350

Capital Markets — 0.1%
State Street Corp. 5.350%			35,000	835,800

TOTAL PREFERRED STOCKS (cost $2,000,000)				2,025,150

TOTAL LONG-TERM INVESTMENTS (cost $1,078,201,632)				1,069,547,301

SHORT-TERM INVESTMENTS — 4.4%
AFFILIATED MUTUAL FUNDS — 4.0%
PGIM Core Short-Term Bond Fund(w)			3,926,899	36,166,743
PGIM Core Ultra Short Bond Fund(w)			3,312,505	3,312,505
PGIM Institutional Money Market Fund (cost $5,294,938; includes $5,280,830 of cash collateral for securities on loan)(b)(w)			5,295,469	5,294,940

TOTAL AFFILIATED MUTUAL FUNDS (cost $45,319,536)				44,774,188

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.4%
Ford Motor Credit Co. LLC
3.201%	04/09/19		4,020	3,983,010

(cost $3,985,746)

Value
OPTIONS PURCHASED*~ — 0.0% (cost $62,088)	$486,594

TOTAL SHORT-TERM INVESTMENTS (cost $49,367,370)	49,243,792

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—99.6% (cost $1,127,569,002)	1,118,791,093

OPTIONS WRITTEN*~ — (0.0)% (premiums received $291,883)	(453,510)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 99.6% (cost $1,127,277,119)	1,118,337,583
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.4%	4,587,812

NET ASSETS — 100.0%	$1,122,925,395

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $14,279,655 and 1.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,182,650; cash collateral of $5,280,830 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(rr)	Perpetual security with no stated maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	3,100	$18,088
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	4,700	28,721
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	3,026	27,869
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	2,942	27,116
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	7,356	64,952
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	14,601	139,858
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	14,800	145,495
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	2,942	30,447

Total OTC Traded (cost $38,739)							$482,546

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$107.50	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	5,650	$892
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	5,550	876
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$106.50	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	5,140	2,280

Total OTC Swaptions (cost $23,349)									$4,048

Total Options Purchased (cost $62,088)									$486,594

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	$94.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	10,000	$(861)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$97.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	5,040	(2,965)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$101.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	5,040	(24,290)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	2,050	(1,904)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	$102.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	1,370	(22,504)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	$98.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	10,000	(53,094)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	$97.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	13,640	(55,294)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	3,410	(37,372)
CDX.NA.HY.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	$100.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	3,410	(46,380)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)	5,550	(49,183)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#		Value
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY. 31.V1(Q)		5,650	$(50,069)
iTraxx.XO.30.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	4.00%	5.00	%(Q)	iTraxx.XO.30.V1(Q)	EUR	6,000	(109,594)

Total Options Written (premiums received $291,883)										$(453,510)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
3,867	5 Year U.S. Treasury Notes	Mar. 2019	$443,496,562	$6,873,770
3,216	10 Year U.S. Treasury Notes	Mar. 2019	392,402,250	8,405,128
132	10 Year U.S. Ultra Treasury Notes	Mar. 2019	17,170,313	154,125
68	20 Year U.S. Treasury Bonds	Mar. 2019	9,928,000	459,664
614	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	98,642,937	4,742,351

				20,635,038

Short Positions:
965	2 Year U.S. Treasury Notes	Mar. 2019	204,881,562	(1,370,324)
67	5 Year Euro-Bobl	Mar. 2019	10,172,940	(25,912)
95	10 Year Euro-Bund	Mar. 2019	17,800,731	(8,751)
81	Euro Schatz Index	Mar. 2019	10,388,685	(4,170)

				(1,409,157)

				$19,225,881

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/25/19	Citibank, N.A.	EUR 489	$560,000	$561,279	$1,279	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	The Toronto-Dominion Bank	AUD	559	$398,092	$394,140	$3,952	$—
British Pound,
Expiring 01/25/19	Goldman Sachs International	GBP	4,935	6,411,009	6,298,200	112,809	—
Euro,
Expiring 01/25/19	Citibank, N.A.	EUR	23,669	26,952,311	27,179,412	—	(227,101)
Expiring 01/25/19	Citibank, N.A.	EUR	23,669	26,777,136	27,179,414	—	(402,278)
Expiring 01/25/19	Citibank, N.A.	EUR	175	199,463	200,951	—	(1,488)
Expiring 01/25/19	JPMorgan Chase Bank, N.A.	EUR	350	400,454	401,903	—	(1,449)

				$61,138,465	$61,654,020	$116,761	$(632,316)

						$118,040	$(632,316)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Banc of America Commercial Mortgage Trust	01/30/19	1.250%(M)	21	6.794%	$28	$—	$28	Goldman Sachs International
Banc of America Commercial Mortgage Trust	01/30/19	1.250%(M)	12	6.780%	16	—	16	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	01/31/19	1.250%(M)	358	*	472	—	472	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	01/31/19	1.250%(M)	252	*	332	—	332	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	01/31/19	1.250%(M)	113	10.086%	148	—	148	Goldman Sachs International
Chase Mortgage	01/31/19	1.250%(M)	429	*	561	—	561	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	168	6.940%	220	—	220	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	64	*	84	—	84	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	59	4.670%	77	—	77	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	13	6.780%	17	—	17	Goldman Sachs International
Citigroup Mortgage Loan Trust	01/31/19	1.250%(M)	125	*	164	—	164	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	94	4.550%	124	—	124	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	88	*	116	—	116	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	74	4.550%	97	—	97	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	69	*	91	—	91	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	44	2.473%	58	—	58	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	32	7.460%	42	—	42	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	29	6.598%	38	—	38	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	22	*	29	—	29	Goldman Sachs International
Countrywide Alternative	01/31/19	1.250%(M)	237	*	310	—	310	Goldman Sachs International
Deutsche Bank Alta Mortgages	01/31/19	1.250%(M)	337	*	441	—	441	Goldman Sachs International
Deutsche Bank Alta Mortgages	01/31/19	1.250%(M)	191	*	250	—	250	Goldman Sachs International
Equity One Home	01/31/19	1.250%(M)	291	*	380	—	380	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	511	*	668	—	668	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	201	*	263	—	263	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	147	*	192	—	192	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	64	*	84	—	84	Goldman Sachs International
First Franklin Home Equity	01/31/19	1.250%(M)	120	*	157	—	157	Goldman Sachs International
First Franklin Home Equity	01/31/19	1.250%(M)	47	*	61	—	61	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	46	*	60	—	60	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	43	*	56	—	56	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	34	*	45	—	45	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	124	*	163	—	163	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	101	0.620%	133	—	133	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	41	7.460%	54	—	54	Goldman Sachs International
GSR Mortgage Loan Trust	01/31/19	1.250%(M)	89	*	117	—	117	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	124	*	163	—	163	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	97	*	127	—	127	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	12	*	16	—	16	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (continued):
Lehman Home Equity	01/31/19	1.250%(M)	321	*	$422	$—	$422	Goldman Sachs International
Lehman Home Equity	01/31/19	1.250%(M)	47	*	62	—	62	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	80	7.460%	105	—	105	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	57	10.400%	75	—	75	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	51	6.940%	67	—	67	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	41	2.602%	54	—	54	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	17	2.602%	22	—	22	Goldman Sachs International
Morgan Stanley Home Equity	01/31/19	1.250%(M)	128	*	168	—	168	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	334	14.903%	440	—	440	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	141	*	184	—	184	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	65	*	85	—	85	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	188	*	247	—	247	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	25	*	33	—	33	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	23	6.780%	30	—	30	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	21	*	28	—	28	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	12	4.670%	16	—	16	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	10	6.780%	13	—	13	Goldman Sachs International

					$8,505	$—	$8,505

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
General Motors Co.	06/20/19	5.000	%(Q)	1,925	0.245%	$216,697	$46,503	$(170,194)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	2,100	$(43,375)	$(51,965)	$8,590	Bank of America, N.A.
Republic of Italy	06/20/19	1.000%(Q)	2,010	(7,822)	(1,431)	(6,391)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	980	7,357	21,923	(14,566)	Bank of America, N.A.
Republic of Italy	06/20/28	1.000%(Q)	1,115	108,677	113,002	(4,325)	Goldman Sachs International
United Mexican States	06/20/23	1.000%(Q)	665	11,673	4,137	7,536	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	655	11,498	10,327	1,171	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	220	3,862	3,885	(23)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	220	3,862	3,567	295	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	215	3,774	1,258	2,516	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	115	2,019	715	1,304	Citibank, N.A.

				$101,525	$105,418	$(3,893)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	03/20/19	1.000%(Q)	620	2.208%	$(1,421)	$(2,414)	$993	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	1,020	4.046%	(94,994)	(176,063)	81,069	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	260	4.046%	(24,214)	(46,150)	21,936	Goldman Sachs International
Hellenic Republic	06/20/23	1.000%(Q)	660	4.380%	(84,020)	(64,560)	(19,460)	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	500	4.623%	(79,691)	(108,125)	28,434	Barclays Bank PLC
Kingdom of Spain	06/20/19	1.000%(Q)	4,200	0.261%	15,975	13,688	2,287	Morgan Stanley & Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	2,100	0.757%	22,012	31,811	(9,799)	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	660	0.757%	6,918	9,538	(2,620)	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	940	0.757%	9,853	10,222	(369)	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,870	0.757%	19,602	21,646	(2,044)	Goldman Sachs International
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	3.140%	(46,287)	(30,406)	(15,881)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	545	3.140%	(45,866)	(36,167)	(9,699)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	3.140%	(15,569)	(12,581)	(2,988)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	3.140%	(15,569)	(12,353)	(3,216)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	180	3.140%	(15,148)	(9,997)	(5,151)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	90	3.140%	(7,574)	(4,973)	(2,601)	Citibank, N.A.
Republic of Italy	06/20/20	1.000%(Q)	710	1.194%	(1,742)	(10,229)	8,487	Bank of America, N.A.
Republic of Italy	09/20/20	1.000%(Q)	5,650	1.305%	(26,942)	26,213	(53,155)	JPMorgan Chase Bank, N.A.
Republic of Italy	06/20/21	1.000%(Q)	1,770	1.565%	(22,961)	(36,553)	13,592	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)	2,010	1.684%	(37,717)	(74,681)	36,964	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	980	1.982%	(38,330)	(58,974)	20,644	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	1,770	1.982%	(69,229)	(83,740)	14,511	Goldman Sachs International
Republic of Portugal	06/20/23	1.000%(Q)	570	0.889%	4,274	501	3,773	Bank of America, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	320	0.889%	1,741	148	1,593	JPMorgan Chase Bank, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	650	0.889%	3,536	—	3,536	Morgan Stanley & Co. International PLC

					$(543,363)	$(654,199)	$110,836

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)	7,863	$75,009	$178,288	$103,279

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	6,000	$65,262	$68,926	$(3,664)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	3,000	*	$6,310	$(1,485)	$7,795	Goldman Sachs International
CMBX.NA.6.AA	05/11/63	1.500%(M)	650	*	1,367	(2,368)	3,735	Deutsche Bank AG

					$7,677	$(3,853)	$11,530

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
173,800	01/14/19	—(4)	—(4)	$(47,315)	$—	$(47,315)	Citigroup Global Markets Inc.
132,100	01/28/19	—(3)	—(3)	(83,022)	—	(83,022)	Citigroup Global Markets Inc.

				$(130,337)	$—	$(130,337)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Porftolio pays or receives payments based on CMM102 minus 7 year CMT minus 1.371% upon termination.

(4)	The Porftolio pays or receives payments based on CMM102 minus 7 year CMT minus 1.395% upon termination.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
8,520	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(54,081)	$(54,081)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
BRL	7,167	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	$—	$518,404	$518,404
EUR	9,735	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(17,482)	1,740	19,222
EUR	7,065	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(32,493)	(56,535)	(24,042)
EUR	8,125	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	(12,751)	(71,556)	(58,805)
EUR	4,650	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(41,668)	(150,305)	(108,637)
EUR	2,620	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	15,866	(32,621)	(48,487)
EUR	2,110	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	(9,274)	(50,697)	(41,423)
EUR	3,815	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(5,568)	(96,933)	(91,365)
EUR	13,961	02/15/28	0.758%(A)	6 Month EURIBOR(2)(S)	(2,272)	20,620	22,892
EUR	5,195	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	199,844	(34,084)	(233,928)
EUR	2,640	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(631)	(101,976)	(101,345)
EUR	1,640	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	60,674	5,843	(54,831)
EUR	2,410	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	144,652	32,180	(112,472)
EUR	5	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	357	113	(244)
EUR	1,240	05/11/36	1.050%(A)	6 Month EURIBOR(1)(S)	102,375	38,225	(64,150)
EUR	230	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	10,208	(621)	(10,829)
EUR	6,100	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	115,801	115,801
EUR	6,100	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(119,291)	(119,291)
EUR	400	05/11/39	1.350%(A)	6 Month EURIBOR(1)(S)	1,003	(5,353)	(6,356)
EUR	195	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	6,978	(1,623)	(8,601)
EUR	1,140	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	27,389	27,389
EUR	1,140	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(27,369)	(27,369)
EUR	3,920	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	38,142	38,142
EUR	3,920	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	(38,407)	(38,407)
GBP	1,995	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	23,776	28,074	4,298
JPY	4,844,850	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(2,723)	(2,723)
	92,210	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	147,982	147,982
	14,618	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	96,372	96,372
	14,825	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	97,848	97,848
	6,015	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	46,519	46,519
	28,605	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(13,976)	216,687	230,663
	11,650	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	99,583	99,583
	28,185	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	299,871	299,871
	36,580	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	10,331	248,354	238,023
	116,905	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	328,613	808,596	479,983
	46,220	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	14,346	231,120	216,774
	25,810	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	281	88,560	88,279
	66,255	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	7,124	150,769	143,645
	22,890	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	32,559	32,559
	1,515	03/28/20	2.190%(A)	1 Day USOIS(1)(A)	(78)	1,838	1,916
	16,870	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	4,272	8,803	4,531
	35,490	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(7,669)	(26,288)	(18,619)
	29,440	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	(22,149)	(22,149)
	13,600	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	217,020	217,020
	1,895	09/27/21	2.330%(A)	1 Day USOIS(1)(A)	(527)	(2,106)	(1,579)
	5,260	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(22,761)	(22,761)
	4,490	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	53	(15,295)	(15,348)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (continued):
	6,920	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	$16,359	$122,256	$105,897
	16,137	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(17,628)	255,092	272,720
	19,590	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(27,672)	276,386	304,058
	3,650	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	93,729	93,729
	11,070	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	188,995	188,995
	88,455	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	297,704	1,501,863	1,204,159
	29,940	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	102,544	498,958	396,414
	34,400	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	120,853	496,821	375,968
	6,025	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	5,665	(64,037)	(69,702)
	2,040	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(64,865)	(64,865)
	41,999	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(29,049)	(991,666)	(962,617)
	2,620	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(78,344)	(78,344)
	8,910	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	7,029	(268,921)	(275,950)
	26,843	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	938	(817,381)	(818,319)
	15,934	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	211,227	643,288	432,061
	6,555	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	7,830	223,946	216,116
	2,515	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	72,153	72,153
	7,480	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(5,086)	150,596	155,682
	5,020	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	135,043	135,043
	3,295	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	140,345	140,345
	2,095	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	58,784	58,784
	7,475	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(26,868)	(112,732)	(85,864)
	9,330	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(40,174)	(105,237)	(65,063)
	3,815	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	118,112	118,112
	2,905	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	202	603,694	603,492
	580	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	19,248	19,248
	1,835	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	184	422,157	421,973
	2,865	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	(99,764)	(99,764)
	1,100	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	66,076	66,076
	1,020	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	44,136	44,136
ZAR	114,100	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(5,173)	22,213	27,386

					$1,405,249	$6,291,263	$4,886,014

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Total Return Swap Agreement:
IOS. FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	2,758	$(30,904)	$(8,422)	$(22,482)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(130,337)

OTC Swap Agreements	$341,507	$(833,637)	279,266	(178,434)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$500,000	$22,417,938

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$3,594,698	$—
Collateralized Loan Obligations	—	214,545,119	—
Consumer Loans	—	23,835,669	—
Credit Card	—	2,938,317	—
Home Equity Loans	—	21,243,612	—
Residential Mortgage-Backed Securities	—	28,087,878	7,996,987
Student Loans	—	14,246,669	—
Bank Loans	—	9,850,882	1,004,500
Commercial Mortgage-Backed Securities	—	146,052,592	—
Corporate Bonds	—	398,346,477	—
Municipal Bonds	—	20,992,934	—
Residential Mortgage-Backed Securities	—	44,595,405	5,400,000
Sovereign Bonds	—	69,770,565	—
U.S. Government Agency Obligations	—	11,628,257	—
U.S. Treasury Obligations	—	43,391,590	—
Preferred Stocks	2,025,150	—	—
Affiliated Mutual Funds	44,774,188	—	—
Commercial Paper	—	3,983,010	—
Options Purchased	—	486,594	—
Options Written	—	(453,510)	—
Other Financial Instruments*
Futures Contracts	19,225,881	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(514,276)	—
Centrally Cleared Credit Default Swap Agreements	—	(66,915)	—
OTC Credit Default Swap Agreements	—	(368,899)	8,505
OTC Forward Rate Agreements	—	—	(130,337)
Centrally Cleared Inflation Swap Agreement	—	(54,081)	—
Centrally Cleared Interest Rate Swap Agreements	—	4,886,014	—
OTC Total Return Swap Agreement	—	(30,904)	—

Total	$66,025,219	$1,060,987,697	$14,279,655

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities — Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities	Credit Default Swap Agreements	Forward Rate Agreements
Balance as of 12/31/17	$1,751,539	$—	$5,931,898	$30,357	$—
Realized gain (loss)	1,601	—	—	28,085	—

SEE NOTES TO FINANCIAL STATEMENTS.

A62

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Asset-Backed Securities — Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities	Credit Default Swap Agreements	Forward Rate Agreements
Change in unrealized appreciation (depreciation)	$(10,339)	$(10,250)	$—	$(21,852)	$(130,337)
Purchases/Exchanges/Issuances	8,529,450	1,014,750	5,400,000	—	—
Sales/Paydowns	(2,275,264)	—	—	(28,085)	—
Accrued discount/premium	—	—	—	—	—
Transfers into of Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(5,931,898)	—	—

Balance as of 12/31/18	$7,996,987	$1,004,500	$5,400,000	$8,505	$(130,337)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$10,250	$—	$8,505	$130,337

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2018	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities-Residential Mortgage-Backed Securities	$7,996,987	Market Approach	Single Broker Indicative Quote
Bank Loans	1,004,500	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	5,400,000	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	8,505	Market Approach	Single Broker Indicative Quote
Forward Rate Agreements	(130,337)	Model Pricing	Forward Rate Volatility & Convexity Adjustment

	$14,279,655

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Residential Mortgage-Backed Securities	$5,931,898	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Collateralized Loan Obligations	19.1%
Commercial Mortgage-Backed Securities	13.0
Banks	11.1
Residential Mortgage-Backed Securities	7.6
Sovereign Bonds	6.2
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	4.0
U.S. Treasury Obligations	3.8
Media	2.4
Consumer Loans	2.1
Oil & Gas	1.9
Home Equity Loans	1.9

Municipal Bonds	1.9%
Pharmaceuticals	1.8
Electric	1.7
Chemicals	1.4
Student Loans	1.3
Healthcare-Services	1.1
Diversified Financial Services	1.1
Insurance	1.1
U.S. Government Agency Obligations	1.0
Telecommunications	1.0
Pipelines	0.9
Auto Manufacturers	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A63

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

IndustryTable (con’t.):
Retail	0.7%
Healthcare-Products	0.6
Airlines	0.6
Commercial Services	0.6
Foods	0.6
Aerospace & Defense	0.5
Multi-National	0.5
Software	0.5
Home Builders	0.5
Semiconductors	0.5
Packaging & Containers	0.5
Machinery-Diversified	0.5
Auto Parts & Equipment	0.4
Commercial Paper	0.4
Automobiles	0.3
Agriculture	0.3
Building Materials	0.3
Lodging	0.3
Gas	0.3
Credit Card	0.3
Computers	0.3
Miscellaneous Manufacturing	0.2
Mining	0.2
Apparel	0.2
Internet	0.2

Entertainment	0.1%
Savings & Loans	0.1
Electronics	0.1
Real Estate Investment Trusts (REITs)	0.1
Forest Products & Paper	0.1
Office/Business Equipment	0.1
Biotechnology	0.1
Beverages	0.1
Capital Markets	0.1
Housewares	0.1
Home Furnishings	0.0	*
Oil & Gas Services	0.0	*
Options Purchased	0.0	*
Textiles	0.0	*
Iron/Steel	0.0	*
Engineering & Construction	0.0	*

	99.6
Options Written	(0.0	)*
Other assets in excess of liabilities	0.4

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$103,279	*	Due from/to broker — variation margin swaps	$170,194	*
Credit contracts	Premiums paid for OTC swap agreements	341,507		Premiums received for OTC swap agreements	825,215
Credit contracts	Unaffiliated investments	4,048		Options written outstanding, at value	453,510
Credit contracts	Unrealized appreciation on OTC swap agreements	279,266		Unrealized depreciation on OTC swap agreements	155,952
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	118,040		Unrealized depreciation on OTC forward foreign currency exchange contracts	632,316
Interest rate contracts	Due from/to broker — variation margin futures	20,635,038	*	Due from/to broker — variation margin futures	1,409,157	*
Interest rate contracts	Due from/to broker — variation margin swaps	8,640,263	*	Due from/to broker — variation margin swaps	3,808,330	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	8,422
Interest rate contracts	Unaffiliated investments	482,546		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	130,337

SEE NOTES TO FINANCIAL STATEMENTS.

A64

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Unrealized depreciation on OTC swap agreements	$22,482

		$30,603,987		$7,615,915

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(87,243)	$357,350	$—	$—	$—	$259,179
Foreign exchange contracts.	—	—	—	4,439,972	—	—
Interest rate contracts	(695,366)	485,620	(26,300,118)	—	(536,673)	7,487,635

Total	$(782,609)	$842,970	$(26,300,118)	$4,439,972	$(536,673)	$7,746,814

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(17,149)	$(295,848)	$—	$—	$—	$231,857
Foreign exchange contracts	—	—	—	362,613	—	—
Interest rate contracts	738,266	(259,584)	20,332,177	—	(130,337)	(1,149,569)

Total	$721,117	$(555,432)	$20,332,177	$362,613	$(130,337)	$(917,712)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$391,153	$144,903,533	$929,229,338	$272,585,307	$2,750,534

Forward Foreign Currency Exchange Contracts—Sold(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$63,868,701	$228,080,000	$1,394,747,388	$15,744,800

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$37,174,200	$8,677,400	$2,995,600	$19,114,513

SEE NOTES TO FINANCIAL STATEMENTS.

A65

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$5,182,650	$(5,182,650)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$495,708	$(328,197)	$167,511	$—	$167,511
Barclays Bank PLC	142,587	(154,505)	(11,918)	—	(11,918)
BNP Paribas	—	(27,255)	(27,255)	—	(27,255)
Citibank, N.A.	130,274	(1,203,318)	(1,073,044)	770,586	(302,458)
Citigroup Global Markets Inc.	—	(130,337)	(130,337)	—	(130,337)
Credit Suisse International	—	(30,904)	(30,904)	—	(30,904)
Deutsche Bank AG	73,537	(64,941)	8,596	—	8,596
Goldman Sachs International	313,796	(234,173)	79,623	—	79,623
JPMorgan Chase Bank, N.A.	27,954	(54,604)	(26,650)	—	(26,650)
Morgan Stanley & Co. International PLC	37,599	—	37,599	—	37,599
The Toronto-Dominion Bank	3,952	—	3,952	—	3,952

	$1,225,407	$(2,228,234)	$(1,002,827)	$770,586	$(232,241)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $5,182,650:
Unaffiliated investments (cost $1,082,249,466)	$1,074,016,905
Affiliated investments (cost $45,319,536)	44,774,188
Cash	70,591
Foreign currency, at value (cost $955,926)	946,518
Cash segregated for counterparty — OTC	70,000
Dividends and interest receivable	9,873,219
Due from broker-variation margin futures	2,516,522
Receivable for investments sold	1,078,616
Receivable for Portfolio shares sold	545,571
Deposits with broker for centrally cleared/exchange-traded derivatives	500,000
Premiums paid for OTC swap agreements	341,507
Unrealized appreciation on OTC swap agreements	279,266
Unrealized appreciation on OTC forward foreign currency exchange contracts	118,040
Tax reclaim receivable	38,586
Receivable from affiliate	1,135
Prepaid expenses	8,616

Total Assets	1,135,179,280

LIABILITIES
Payable to broker for collateral for securities on loan	5,280,830
Payable for investments purchased	2,775,570
Due to broker-variation margin swaps	1,026,649
Premiums received for OTC swap agreements	833,637
Unrealized depreciation on OTC forward foreign currency exchange contracts	632,316
Options written outstanding, at value (proceeds received $291,883)	453,510
Payable for Portfolio shares repurchased	401,814
Management fee payable	379,888
Unrealized depreciation on OTC swap agreements	178,434
Accrued expenses and other liabilities	159,920
Unrealized depreciation on OTC forward rate agreements	130,337
Affiliated transfer agent fee payable	980

Total Liabilities	12,253,885

NET ASSETS	$1,122,925,395

Net assets were comprised of: Partners Equity	$1,122,925,395

Net asset value and redemption price per share $1,122,925,395 / 85,586,112 outstanding shares of beneficial interest	$13.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $7,028 foreign withholding tax of which $1,135 is reimbursable by an affiliate)	$42,240,441
Affiliated dividend income	1,496,918
Unaffiliated dividend income	141,823
Income from securities lending, net (including affiliated income of $55,611)	65,538

Total income	43,944,720

EXPENSES
Management fee	4,527,402
Custodian and accounting fees	179,826
Shareholders’ reports	110,028
Audit fee	55,410
Trustees’ fees	20,788
Legal fees and expenses	13,856
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	35,168

Total expenses	4,953,160

NET INVESTMENT INCOME (LOSS)	38,991,560

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,203,003))	(1,365,890)
Futures transactions	(26,300,118)
Forward rate agreement transactions	(536,673)
Forward currency contract transactions	4,439,972
Options written transactions	842,970
Swap agreements transactions	7,746,814
Foreign currency transactions	(439,991)

(15,612,916)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $907,952)	(45,230,713)
Futures	20,332,177
Forward rate agreements	(130,337)
Forward currency contracts	362,613
Options written	(555,432)
Swap agreements	(917,712)
Foreign currencies	(79,110)

(26,218,514)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(41,831,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,839,870)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$38,991,560	$36,839,384
Net realized gain (loss) on investment and foreign currency transactions	(15,612,916)	17,744,973
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(26,218,514)	20,986,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,839,870)	75,570,559

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,799,295 and 8,208,158 shares, respectively]	88,168,310	106,613,787
Portfolio shares repurchased [8,370,109 and 10,992,821 shares, respectively]	(108,237,839)	(141,664,847)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(20,069,529)	(35,051,060)

CAPITAL CONTRIBUTIONS	736,677	—

TOTAL INCREASE (DECREASE)	(22,172,722)	40,519,499
NET ASSETS:
Beginning of year	1,145,098,117	1,104,578,618

End of year	$1,122,925,395	$1,145,098,117

SEE NOTES TO FINANCIAL STATEMENTS.

A67

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.8%
Boeing Co. (The)	384,958	$124,148,955
Safran SA (France)	269,407	32,572,799
United Technologies Corp.	289,395	30,814,780

		187,536,534

Automobiles — 1.4%
Tesla, Inc.*(a)	160,620	53,454,336

Banks — 8.3%
Bank of America Corp.	2,585,371	63,703,541
BB&T Corp.	927,877	40,195,632
Citigroup, Inc.	817,694	42,569,150
JPMorgan Chase & Co.	1,411,622	137,802,540
PNC Financial Services Group, Inc. (The)	359,661	42,047,967

		326,318,830

Biotechnology — 0.7%
BioMarin Pharmaceutical, Inc.*	317,919	27,070,803

Building Products — 0.5%
Johnson Controls International PLC	634,823	18,822,502

Capital Markets — 1.5%
Goldman Sachs Group, Inc. (The)	342,458	57,207,609

Chemicals — 1.8%
DowDuPont, Inc.	389,553	20,833,294
FMC Corp.	343,464	25,402,598
Linde PLC (United Kingdom)	163,601	25,528,300

		71,764,192

Communications Equipment — 1.3%
Cisco Systems, Inc.	1,198,330	51,923,639

Consumer Finance — 1.4%
Capital One Financial Corp.	410,023	30,993,639
SLM Corp.*	2,678,543	22,258,692

		53,252,331

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	700,529	39,383,740

Electric Utilities — 3.4%
American Electric Power Co., Inc.	1,012,742	75,692,337
Exelon Corp.	1,245,794	56,185,309

		131,877,646

Electrical Equipment — 0.7%
Emerson Electric Co.	484,436	28,945,051

Energy Equipment & Services — 0.4%
Schlumberger Ltd.	442,893	15,979,579

Entertainment — 3.1%
Activision Blizzard, Inc.	407,589	18,981,420
Netflix, Inc.*	270,140	72,305,672
Twenty-First Century Fox, Inc. (Class A Stock)	656,338	31,582,985

		122,870,077

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	352,683	55,790,924

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	183,077	$37,294,616
Walmart, Inc.	582,642	54,273,102

		91,567,718

Food Products — 1.4%
Conagra Brands, Inc.	792,584	16,929,594
Mondelez International, Inc. (Class A Stock)	917,948	36,745,459

		53,675,053

Health Care Equipment & Supplies — 3.0%
IDEXX Laboratories, Inc.*	177,371	32,994,553
Intuitive Surgical, Inc.*	85,118	40,764,713
Zimmer Biomet Holdings, Inc.	423,021	43,875,738

		117,635,004

Health Care Providers & Services — 2.1%
Laboratory Corp. of America Holdings*	222,035	28,056,342
UnitedHealth Group, Inc.	212,156	52,852,303

		80,908,645

Hotels, Restaurants & Leisure — 1.9%
Marriott International, Inc. (Class A Stock)	371,116	40,288,353
McDonald’s Corp.	192,142	34,118,655

		74,407,008

Insurance — 2.0%
Chubb Ltd.	332,032	42,891,894
MetLife, Inc.	852,970	35,022,948

		77,914,842

Interactive Media & Services — 7.5%
Alphabet, Inc. (Class A Stock)*	90,948	95,037,022
Alphabet, Inc. (Class C Stock)*	62,665	64,896,501
Facebook, Inc. (Class A Stock)*	461,004	60,433,014
Tencent Holdings Ltd. (China)	1,842,115	73,732,777

		294,099,314

Internet & Direct Marketing Retail — 5.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	471,029	64,563,945
Amazon.com, Inc.*	78,033	117,203,225
Booking Holdings, Inc.*	12,425	21,401,069
eBay, Inc.*	531,857	14,929,226

		218,097,465

IT Services — 5.4%
Adyen NV (Netherlands), 144A*(a)	37,663	20,620,551
Mastercard, Inc. (Class A Stock)	399,549	75,374,919
PayPal Holdings, Inc.*	242,729	20,411,082
Square, Inc. (Class A Stock)*	414,258	23,235,731
Visa, Inc. (Class A Stock)	553,185	72,987,229

		212,629,512

Life Sciences Tools & Services — 1.3%
Illumina, Inc.*	171,123	51,324,921

SEE NOTES TO FINANCIAL STATEMENTS.

A68

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Media — 1.6%
Comcast Corp. (Class A Stock)	1,162,724	$39,590,752
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,193,863	24,641,332

		64,232,084

Oil, Gas & Consumable Fuels — 3.5%
Anadarko Petroleum Corp.	378,589	16,597,342
Chevron Corp.	490,009	53,308,079
Noble Energy, Inc.	867,222	16,269,084
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	860,992	50,170,004

		136,344,509

Pharmaceuticals — 9.8%
Allergan PLC	209,862	28,050,155
AstraZeneca PLC (United Kingdom), ADR(a)	3,518,341	133,626,591
Bristol-Myers Squibb Co.	692,533	35,997,865
Eli Lilly & Co.	579,787	67,092,952
Merck & Co., Inc.	655,195	50,063,450
Pfizer, Inc.	1,633,315	71,294,200

		386,125,213

Road & Rail — 0.9%
Union Pacific Corp.	253,155	34,993,616

Semiconductors & Semiconductor Equipment — 2.4%
Broadcom, Inc.	142,336	36,193,198
NVIDIA Corp.	245,877	32,824,579
Texas Instruments, Inc.	267,377	25,267,127

		94,284,904

Software — 9.5%
Adobe, Inc.*	285,713	64,639,709
Microsoft Corp.	1,566,851	159,145,056
PTC, Inc.*(a)	320,744	26,589,677
salesforce.com, Inc.*	588,940	80,667,112
Workday, Inc. (Class A Stock)*	267,613	42,732,444

		373,773,998

Specialty Retail — 1.6%
Home Depot, Inc. (The)	174,926	30,055,785
Lowe’s Cos., Inc.	334,583	30,902,086

		60,957,871

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	172,950	$27,281,133

Textiles, Apparel & Luxury Goods — 2.5%
Kering SA (France)	73,014	34,429,747
NIKE, Inc. (Class B Stock)	568,610	42,156,745
Tapestry, Inc.	648,030	21,871,013

		98,457,505

TOTAL LONG-TERM INVESTMENTS (cost $2,767,553,478)		3,790,908,108

SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	122,077,957	122,077,957
PGIM Institutional Money Market Fund (cost $233,959,995; includes $233,450,391 of cash collateral for securities on loan)(b)(w)	233,985,533	233,962,135

TOTAL SHORT-TERM INVESTMENTS (cost $356,037,952)		356,040,092

TOTAL INVESTMENTS—105.8% (cost $3,123,591,430)		4,146,948,200
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.8)%		(225,882,687)

NET ASSETS — 100.0%		$3,921,065,513

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $227,798,660; cash collateral of $233,450,391 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$154,963,735	$32,572,799	$—
Automobiles	53,454,336	—	—
Banks	326,318,830	—	—
Biotechnology	27,070,803	—	—
Building Products	18,822,502	—	—
Capital Markets	57,207,609	—	—
Chemicals	71,764,192	—	—
Communications Equipment	51,923,639	—	—
Consumer Finance	53,252,331	—	—
Diversified Telecommunication Services	39,383,740	—	—
Electric Utilities	131,877,646	—	—
Electrical Equipment	28,945,051	—	—
Energy Equipment & Services	15,979,579	—	—
Entertainment	122,870,077	—	—
Equity Real Estate Investment Trusts (REITs)	55,790,924	—	—
Food & Staples Retailing	91,567,718	—	—
Food Products	53,675,053	—	—
Health Care Equipment & Supplies	117,635,004	—	—
Health Care Providers & Services	80,908,645	—	—
Hotels, Restaurants & Leisure	74,407,008	—	—
Insurance	77,914,842	—	—
Interactive Media & Services	220,366,537	73,732,777	—
Internet & Direct Marketing Retail	218,097,465	—	—
IT Services	192,008,961	20,620,551	—
Life Sciences Tools & Services	51,324,921	—	—
Media	64,232,084	—	—
Oil, Gas & Consumable Fuels	136,344,509	—	—
Pharmaceuticals	386,125,213	—	—
Road & Rail	34,993,616	—	—
Semiconductors & Semiconductor Equipment	94,284,904	—	—
Software	373,773,998	—	—
Specialty Retail	60,957,871	—	—
Technology Hardware, Storage & Peripherals	27,281,133	—	—
Textiles, Apparel & Luxury Goods	64,027,758	34,429,747	—
Affiliated Mutual Funds	356,040,092	—	—

Total	$3,985,592,326	$161,355,874	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Pharmaceuticals	9.8%
Software	9.5
Affiliated Mutual Funds (6.0% represents investments purchased with collateral from securities on loan)	9.1
Banks	8.3
Interactive Media & Services	7.5
Internet & Direct Marketing Retail	5.6
IT Services	5.4
Aerospace & Defense	4.8
Oil, Gas & Consumable Fuels	3.5
Electric Utilities	3.4
Entertainment	3.1
Health Care Equipment & Supplies	3.0
Textiles, Apparel & Luxury Goods	2.5
Semiconductors & Semiconductor Equipment	2.4
Food & Staples Retailing	2.3

Health Care Providers & Services	2.1%
Insurance	2.0
Hotels, Restaurants & Leisure	1.9
Chemicals	1.8
Media	1.6
Specialty Retail	1.6
Capital Markets	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Food Products	1.4
Automobiles	1.4
Consumer Finance	1.4
Communications Equipment	1.3
Life Sciences Tools & Services	1.3
Diversified Telecommunication Services	1.0
Road & Rail	0.9
Electrical Equipment	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A70

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Technology Hardware, Storage & Peripherals	0.7%
Biotechnology	0.7
Building Products	0.5
Energy Equipment & Services	0.4

105.8
Liabilities in excess of other assets	(5.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$227,798,660	$(227,798,660)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $227,798,660:
Unaffiliated investments (cost $2,767,553,478)	$3,790,908,108
Affiliated investments (cost $356,037,952)	356,040,092
Receivable for investments sold	9,505,406
Dividends and interest receivable	2,486,706
Tax reclaim receivable	1,075,665
Receivable from affiliate	33,011
Receivable for Portfolio shares sold	6,389
Prepaid expenses	34,022

Total Assets	4,160,089,399

LIABILITIES
Payable to broker for collateral for securities on loan	233,450,391
Payable for investments purchased	2,514,521
Management fee payable	1,537,293
Accrued expenses and other liabilities	754,448
Payable to affiliate	540,629
Payable for Portfolio shares repurchased	224,934
Affiliated transfer agent fee payable	980
Distribution fee payable	319
Administration fee payable	282
Payable to custodian	89

Total Liabilities	239,023,886

NET ASSETS	$3,921,065,513

Net assets were comprised of:
Partners Equity	$3,921,065,513

Class I:
Net asset value and redemption price per share, $3,919,601,870 / 79,958,033 outstanding shares of beneficial interest	$49.02

Class II:
Net asset value and redemption price per share, $1,463,643 / 30,259 outstanding shares of beneficial interest	$48.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,183,806, of which $30,662 is reimbursable by an affiliate)	$61,100,406
Affiliated dividend income	2,671,102
Income from securities lending, net (including affiliated income of $954,151)	1,229,940

Total income	65,001,448

EXPENSES
Management fee	20,245,048
Distribution fee—Class II	4,570
Administration fee—Class II	2,742
Shareholders’ reports	329,728
Custodian and accounting fees	307,682
Trustees’ fees	56,989
Audit fee	32,034
Legal fees and expenses	24,230
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	79,013

Total expenses	21,092,720

NET INVESTMENT INCOME (LOSS)	43,908,728

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(12,714))	267,332,488
Foreign currency transactions	(53,849)

267,278,639

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,779)	(497,924,445)
Foreign currencies	(10,323)

(497,934,768)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(230,656,129)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(186,747,401)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$43,908,728	$36,631,169
Net realized gain (loss) on investment and foreign currency transactions	267,278,639	337,897,437
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(497,934,768)	560,989,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(186,747,401)	935,517,842

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	16,251,411	7,725,478
Portfolio shares repurchased	(329,183,650)	(269,394,297)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(312,932,239)	(261,668,819)

CAPITAL CONTRIBUTIONS	3,505,159	—

TOTAL INCREASE (DECREASE)	(496,174,481)	673,849,023
NET ASSETS:
Beginning of year	4,417,239,994	3,743,390,971

End of year	$3,921,065,513	$4,417,239,994

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 94.5%
COMMON STOCKS — 57.1%	Shares	Value
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	69,500	$18,197,880
Meggitt PLC (United Kingdom)	1,973	11,867
MTU Aero Engines AG (Germany)	1,152	209,957
Raytheon Co.	103,700	15,902,395
Safran SA (France)	834	100,835
Thales SA (France)	267	31,244
United Technologies Corp.	69,000	7,347,120

		41,801,298

Air Freight & Logistics — 0.2%
Hub Group, Inc. (Class A Stock)*	19,200	711,744
SG Holdings Co. Ltd. (Japan)	900	23,327
United Parcel Service, Inc. (Class B Stock)	84,600	8,251,038

		8,986,109

Airlines — 0.7%
Delta Air Lines, Inc.	243,600	12,155,640
Deutsche Lufthansa AG (Germany)	2,570	58,391
International Consolidated Airlines Group SA (United Kingdom)	2,273	18,043
Japan Airlines Co. Ltd. (Japan)	5,900	209,095
United Continental Holdings, Inc.*	161,100	13,488,903

		25,930,072

Auto Components — 0.0%
Cie Generale des Etablissements Michelin SCA (France)	428	42,560
Denso Corp. (Japan)	1,100	48,632
Koito Manufacturing Co. Ltd. (Japan)	300	15,379
Stanley Electric Co. Ltd. (Japan)	300	8,402
Tenneco, Inc. (Class A Stock)	38,200	1,046,298

		1,161,271

Automobiles — 0.0%
Ferrari NV (Italy)	347	34,640
Fiat Chrysler Automobiles NV (United Kingdom)*	2,781	40,443
Honda Motor Co. Ltd. (Japan)	10,000	262,648
Isuzu Motors Ltd. (Japan)	1,400	19,671
Mitsubishi Motors Corp. (Japan)	2,100	11,415
Peugeot SA (France)	10,934	233,789
Suzuki Motor Corp. (Japan)	3,700	186,956
Toyota Motor Corp. (Japan)	5,900	342,504
Volkswagen AG (Germany)	91	14,545

		1,146,611

Banks — 3.6%
ABN AMRO Group NV (Netherlands), CVA, 144A	1,069	25,178
AIB Group PLC (Ireland)	2,064	8,723
Australia & New Zealand Banking Group Ltd. (Australia)	7,430	127,995
Bank Leumi Le-Israel BM (Israel)	35,384	213,681
Bank of America Corp.	1,596,550	39,338,992
Bank of Ireland Group PLC (Ireland)	36,527	203,445
Bank of Queensland Ltd. (Australia)	22,916	156,612

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
BB&T Corp.	90,400	$3,916,128
BNP Paribas SA (France)	2,805	127,092
BOC Hong Kong Holdings Ltd. (China)	9,500	35,197
Citigroup, Inc.	466,550	24,288,593
Commonwealth Bank of Australia (Australia)	163	8,301
DBS Group Holdings Ltd. (Singapore)	4,600	79,851
DNB ASA (Norway)	2,447	39,306
Fifth Third Bancorp	101,900	2,397,707
Hang Seng Bank Ltd. (Hong Kong)	1,900	42,389
HSBC Holdings PLC (United Kingdom)	24,735	204,506
ING Groep NV (Netherlands)	9,769	105,577
JPMorgan Chase & Co.	504,694	49,268,228
KeyCorp	135,000	1,995,300
Lloyds Banking Group PLC (United Kingdom)	215,086	142,019
Mebuki Financial Group, Inc. (Japan)	3,200	8,478
Mediobanca Banca di Credito Finanziario SpA (Italy)	24,184	205,409
Mitsubishi UFJ Financial Group, Inc. (Japan)	64,500	316,013
Mizuho Financial Group, Inc. (Japan)	60,400	93,693
Nordea Bank Abp (Finland)	7,861	66,228
Raiffeisen Bank International AG (Austria)	7,379	187,987
Resona Holdings, Inc. (Japan)	54,900	264,297
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	4,252	41,431
Societe Generale SA (France)	2,663	85,248
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,300	175,812
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	600	21,940
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,819	42,660
Swedbank AB (Sweden) (Class A Stock)	385	8,620
Synovus Financial Corp.	31,200	998,088
United Overseas Bank Ltd. (Singapore)	11,700	210,777
Wells Fargo & Co.	302,300	13,929,984

		139,381,485

Beverages — 1.0%
Asahi Group Holdings Ltd. (Japan)	900	34,930
Coca-Cola European Partners PLC (United Kingdom)	5,800	265,930
Diageo PLC (United Kingdom)	497	17,718
Keurig Dr. Pepper, Inc.	253,000	6,486,920
Kirin Holdings Co. Ltd. (Japan)	11,700	244,296
PepsiCo, Inc.	287,020	31,709,970
Treasury Wine Estates Ltd. (Australia)	1,899	19,783

		38,779,547

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	30,400	2,959,744
Amgen, Inc.	50,208	9,773,991
Biogen, Inc.*	57,800	17,393,176
Celgene Corp.*	233,100	14,939,379

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
CSL Ltd. (Australia)	110	$14,385
Gilead Sciences, Inc.	328,350	20,538,293

		65,618,968

Building Products — 0.2%
Armstrong World Industries, Inc.	55,300	3,219,013
Daikin Industries Ltd. (Japan)	600	63,697
Kingspan Group PLC (Ireland)	386	16,588
Resideo Technologies, Inc.*	63,466	1,304,226
Universal Forest Products, Inc.	73,600	1,910,656

		6,514,180

Capital Markets — 1.3%
3i Group PLC (United Kingdom)	20,112	198,557
Affiliated Managers Group, Inc.	450	43,848
Ameriprise Financial, Inc.	115,750	12,080,827
Evercore, Inc. (Class A Stock)	20,450	1,463,402
Goldman Sachs Group, Inc. (The)	64,500	10,774,725
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,900	84,017
Macquarie Group Ltd. (Australia)	3,758	287,018
Morgan Stanley	436,050	17,289,382
Natixis SA (France)	2,711	12,805
Partners Group Holding AG (Switzerland)	389	236,083
SBI Holdings, Inc. (Japan)	600	11,725
State Street Corp.	130,450	8,227,482

		50,709,871

Chemicals — 0.9%
Air Liquide SA (France)	161	20,037
Arkema SA (France)	175	15,055
Asahi Kasei Corp. (Japan)	9,100	93,632
Celanese Corp.	59,700	5,371,209
Chemours Co. (The)	102,950	2,905,249
Covestro AG (Germany), 144A	3,067	152,595
Evonik Industries AG (Germany)	408	10,230
Givaudan SA (Switzerland)	23	53,362
Huntsman Corp.	339,700	6,552,813
Israel Chemicals Ltd. (Israel)	1,603	9,080
Kuraray Co. Ltd. (Japan)	1,000	14,057
LyondellBasell Industries NV (Class A Stock)	108,200	8,997,912
Mitsubishi Chemical Holdings Corp. (Japan)	31,600	238,735
Mitsubishi Gas Chemical Co., Inc. (Japan)	2,400	36,056
Mitsui Chemicals, Inc. (Japan)	600	13,531
Mosaic Co. (The)	245,000	7,156,450
Olin Corp.	50,300	1,011,533
Shin-Etsu Chemical Co. Ltd. (Japan)	900	69,627
Showa Denko KK (Japan)	300	8,911
Solvay SA (Belgium)	185	18,538
Sumitomo Chemical Co. Ltd. (Japan)	17,100	82,629
Teijin Ltd. (Japan)	700	11,183

		32,842,424

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies — 0.0%
Dai Nippon Printing Co. Ltd. (Japan)	600	$12,577
Securitas AB (Sweden) (Class B Stock)	989	15,905

		28,482

Communications Equipment — 1.1%
Arista Networks, Inc.*	10,600	2,233,420
Cisco Systems, Inc.	832,400	36,067,892
CommScope Holding Co., Inc.*	119,600	1,960,244
Juniper Networks, Inc.	47,100	1,267,461
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	7,954	70,988

		41,600,005

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	642	24,918
CIMIC Group Ltd. (Australia)	2,075	63,198
Eiffage SA (France)	232	19,418
EMCOR Group, Inc.	53,900	3,217,291
HOCHTIEF AG (Germany)	1,273	172,252
Taisei Corp. (Japan)	2,600	111,144
Vinci SA (France)(a)	2,767	228,505

		3,836,726

Construction Materials — 0.0%
CRH PLC (Ireland)	2,109	56,051
HeidelbergCement AG (Germany)	378	23,232

		79,283

Consumer Finance — 0.6%
American Express Co.	40,250	3,836,630
Capital One Financial Corp.	204,800	15,480,832
Navient Corp.	150,350	1,324,583
OneMain Holdings, Inc.*	96,000	2,331,840

		22,973,885

Containers & Packaging — 0.0%
Greif, Inc. (Class A Stock)	15,450	573,350
Westrock Co.	33,700	1,272,512

		1,845,862

Distributors — 0.2%
Genuine Parts Co.	93,100	8,939,462

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	103,850	21,204,093
Investor AB (Sweden) (Class B Stock)	1,144	48,681
Jefferies Financial Group, Inc.	161,000	2,794,960
ORIX Corp. (Japan)	16,500	240,308

		24,288,042

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	1,016,500	29,010,910
BT Group PLC (United Kingdom)	21,515	65,507
Deutsche Telekom AG (Germany)	22,027	375,523
HKT Trust & HKT Ltd. (Hong Kong), (Class SS Stock)	22,000	31,696

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Nippon Telegraph & Telephone Corp. (Japan)	7,400	$301,488
Proximus SADP (Belgium)	384	10,410
Spark New Zealand Ltd. (New Zealand)	4,651	12,946
Swisscom AG (Switzerland)	66	31,745
Telecom Italia SpA (Italy), RSP	18,981	9,110
Telenor ASA (Norway)	1,867	36,316
Telia Co. AB (Sweden)	7,133	33,872
Telstra Corp. Ltd. (Australia)	10,735	21,493
Verizon Communications, Inc.	600,088	33,736,947

		63,677,963

Electric Utilities — 0.8%
Chubu Electric Power Co., Inc. (Japan)	1,600	22,766
CK Infrastructure Holdings Ltd. (Hong Kong)	1,500	11,360
CLP Holdings Ltd. (Hong Kong)	4,000	45,205
Endesa SA (Spain)	5,307	122,536
Enel SpA (Italy)	61,882	359,348
Eversource Energy	75,400	4,904,016
Exelon Corp.	409,600	18,472,960
FirstEnergy Corp.(a)	49,500	1,858,725
Kansai Electric Power Co., Inc. (The) (Japan)	8,800	132,152
Portland General Electric Co.	63,400	2,906,890
Red Electrica Corp. SA (Spain)	1,066	23,861
Terna Rete Elettrica Nazionale SpA (Italy)	3,541	20,133

		28,879,952

Electrical Equipment — 0.1%
Atkore International Group, Inc.*	84,850	1,683,424
Legrand SA (France)	656	37,119
Melrose Industries PLC (United Kingdom)	12,515	26,190
Schneider Electric SE (France)	2,880	197,878

		1,944,611

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.(a)	66,200	2,389,820
CDW Corp.	78,700	6,378,635
Hexagon AB (Sweden) (Class B Stock)	661	30,577
Hitachi Ltd. (Japan)	9,800	259,985
Keysight Technologies, Inc.*	14,700	912,576
Kyocera Corp. (Japan)	800	39,932
Murata Manufacturing Co. Ltd. (Japan)	800	108,599
National Instruments Corp.	35,700	1,620,066
SYNNEX Corp.	18,600	1,503,624
TDK Corp. (Japan)	300	21,026
Tech Data Corp.*	16,200	1,325,322

		14,590,162

Energy Equipment & Services — 0.1%
Archrock, Inc.	145,650	1,090,919
Superior Energy Services, Inc.*	292,900	981,215

		2,072,134

COMMON STOCKS (continued)	Shares	Value
Entertainment — 0.7%
Activision Blizzard, Inc.	227,250	$10,583,032
Ubisoft Entertainment SA (France)*	198	16,021
Viacom, Inc. (Class B Stock)	106,450	2,735,765
Walt Disney Co. (The)	135,500	14,857,575

		28,192,393

Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	5,200	822,588
Apple Hospitality REIT, Inc.	196,550	2,802,803
Brandywine Realty Trust	81,200	1,045,044
Brixmor Property Group, Inc.	179,750	2,640,528
CoreCivic, Inc.	134,050	2,390,112
DiamondRock Hospitality Co.	358,450	3,254,726
Empire State Realty Trust, Inc. (Class A Stock)	114,100	1,623,643
Equity Residential	21,100	1,392,811
Franklin Street Properties Corp.	70,250	437,658
GEO Group, Inc. (The)	246,250	4,851,125
Goodman Group (Australia)	33,921	253,673
Host Hotels & Resorts, Inc.	700,050	11,669,833
Klepierre SA (France)	681	21,066
Land Securities Group PLC (United Kingdom)	19,617	201,348
Link REIT (Hong Kong)	5,500	55,649
Mirvac Group (Australia)	9,114	14,381
Nippon Building Fund, Inc. (Japan)	3	18,892
Piedmont Office Realty Trust, Inc. (Class A Stock)	96,900	1,651,176
Prologis, Inc.	13,100	769,232
Ryman Hospitality Properties, Inc.	45,400	3,027,726
Spirit MTA REIT	14,870	106,023
Spirit Realty Capital, Inc.	199,450	7,030,612
Stockland (Australia)	6,024	14,916
United Urban Investment Corp. (Japan)	7	10,866

		46,106,431

Food & Staples Retailing — 0.7%
Colruyt SA (Belgium)	151	10,751
Costco Wholesale Corp.	21,800	4,440,878
ICA Gruppen AB (Sweden)	6,664	238,250
J Sainsbury PLC (United Kingdom)	39,087	132,145
Koninklijke Ahold Delhaize NV (Netherlands)	8,164	206,602
Walgreens Boots Alliance, Inc.(a)	256,900	17,553,977
Walmart, Inc.	27,300	2,542,995
WM Morrison Supermarkets PLC (United Kingdom)	48,202	131,102

		25,256,700

Food Products — 1.1%
Archer-Daniels-Midland Co.	351,250	14,390,712
Barry Callebaut AG (Switzerland)	46	71,816
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	3	18,578
J.M. Smucker Co. (The)(a)	14,650	1,369,629
Kraft Heinz Co. (The)	277,700	11,952,208
MEIJI Holdings Co. Ltd. (Japan)	200	16,329

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Mondelez International, Inc. (Class A Stock)	124,800	$4,995,744
Nestle SA (Switzerland)	6,361	517,316
Orkla ASA (Norway)	1,959	15,439
Tate & Lyle PLC (United Kingdom)	28,843	243,009
Tyson Foods, Inc. (Class A Stock)	139,400	7,443,960
WH Group Ltd. (Hong Kong), 144A	22,500	17,320
Wilmar International Ltd. (Singapore)	100,800	230,541

		41,282,601

Gas Utilities — 0.2%
UGI Corp.	128,500	6,855,475

Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	49,850	3,281,127
Boston Scientific Corp.*	315,550	11,151,537
ConvaTec Group PLC (United Kingdom), 144A	8,547	15,162
Danaher Corp.	210,550	21,711,916
Hoya Corp. (Japan)	2,000	120,403
IDEXX Laboratories, Inc.*	6,900	1,283,538
Intuitive Surgical, Inc.*	6,400	3,065,088
Medtronic PLC.	141,100	12,834,456
Smith & Nephew PLC (United Kingdom)	4,731	88,500
Sonova Holding AG (Switzerland)	289	47,578
Straumann Holding AG (Switzerland)	18	11,396
Stryker Corp.	10,200	1,598,850
Zimmer Biomet Holdings, Inc.	19,700	2,043,284

		57,252,835

Health Care Providers & Services — 1.8%
Alfresa Holdings Corp. (Japan)	7,100	181,387
CVS Health Corp.	195,350	12,799,332
Fresenius SE & Co. KGaA (Germany)	630	30,734
HCA Healthcare, Inc.	150,050	18,673,723
Humana, Inc.	9,950	2,850,476
Medipal Holdings Corp. (Japan)	11,300	242,398
Sonic Healthcare Ltd. (Australia)	1,001	15,561
UnitedHealth Group, Inc.	132,600	33,033,312

		67,826,923

Hotels, Restaurants & Leisure — 0.6%
Accor SA (France)	576	24,784
Bloomin’ Brands, Inc.	246,450	4,408,991
Compass Group PLC (United Kingdom)	13,227	278,423
Extended Stay America, Inc., UTS	266,000	4,123,000
Genting Singapore Ltd. (Singapore)	15,100	10,817
Hilton Grand Vacations, Inc.*	107,100	2,826,369
Marriott International, Inc. (Class A Stock)	18,950	2,057,212
McDonald’s Holdings Co. Japan Ltd. (Japan)	200	8,494
Norwegian Cruise Line Holdings Ltd.*	65,200	2,763,828
Oriental Land Co. Ltd. (Japan)	500	50,403
Paddy Power Betfair PLC (Ireland)	249	20,451
Penn National Gaming, Inc.*	6,700	126,161
Royal Caribbean Cruises Ltd	71,100	6,952,869

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Sodexo SA (France)	231	$23,689
TUI AG (Germany)	1,434	20,600

		23,696,091

Household Durables — 0.0%
Barratt Developments PLC (United Kingdom)	2,562	15,138
Berkeley Group Holdings PLC (United Kingdom)	5,587	247,728
Nikon Corp. (Japan)	800	11,852
Persimmon PLC (United Kingdom)	6,649	163,936
Sony Corp. (Japan)	6,300	302,542

		741,196

Household Products — 0.6%
Henkel AG & Co. KGaA (Germany)	321	31,622
Procter & Gamble Co. (The)	243,705	22,401,364
Reckitt Benckiser Group PLC (United Kingdom)	1,729	132,674

		22,565,660

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.	491,900	7,112,874
Electric Power Development Co. Ltd. (Japan)	500	11,843
NRG Energy, Inc.	278,350	11,022,660

		18,147,377

Industrial Conglomerates — 0.7%
CK Hutchison Holdings Ltd. (Hong Kong)	19,500	187,171
General Electric Co.	485,100	3,672,207
Honeywell International, Inc.	161,800	21,377,016
NWS Holdings Ltd. (Hong Kong)	4,000	8,209
Siemens AG (Germany)	223	24,956

		25,269,559

Insurance — 1.3%
Aegon NV (Netherlands)	46,139	216,432
Aflac, Inc.	56,900	2,592,364
AIA Group Ltd. (Hong Kong)	6,000	49,752
Allianz SE (Germany)	2,059	414,805
Allstate Corp. (The)(a)	169,900	14,038,837
Aviva PLC (United Kingdom)	9,961	47,764
AXA SA (France)	8,413	182,141
CNO Financial Group, Inc.	50,300	748,464
Dai-ichi Life Holdings, Inc. (Japan)	2,700	41,958
Insurance Australia Group Ltd. (Australia)	5,811	28,656
Legal & General Group PLC (United Kingdom)	91,188	269,196
Lincoln National Corp.	90,800	4,658,948
MetLife, Inc.	402,300	16,518,438
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	372	81,412
NN Group NV (Netherlands)	759	30,298
Old Republic International Corp.	7,850	161,475

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Reinsurance Group of America, Inc.	6,400	$897,472
Suncorp Group Ltd. (Australia)	3,255	28,902
Swiss Life Holding AG (Switzerland)*	101	39,068
Tokio Marine Holdings, Inc. (Japan)	1,700	80,716
UnipolSai Assicurazioni SpA (Italy)	81,747	185,474
Unum Group	262,200	7,703,436
Zurich Insurance Group AG (Switzerland)	52	15,558

		49,031,566

Interactive Media & Services — 2.7%
Alphabet, Inc. (Class A Stock)*	21,650	22,623,384
Alphabet, Inc. (Class C Stock)*	46,732	48,396,127
Auto Trader Group PLC (United Kingdom), 144A	11,239	65,273
Facebook, Inc. (Class A Stock)*	256,550	33,631,139

		104,715,923

Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc.*	27,700	41,604,569
Booking Holdings, Inc.*	11,150	19,204,983
eBay, Inc.*	533,400	14,972,538
Expedia Group, Inc.(a)	8,400	946,260
Qurate Retail, Inc.*	454,500	8,871,840

		85,600,190

IT Services — 2.4%
Accenture PLC (Class A Stock)	71,350	10,061,063
Amadeus IT Group SA (Spain)	3,501	244,424
Automatic Data Processing, Inc.	73,550	9,643,876
Capgemini SE (France)	248	24,732
Cognizant Technology Solutions Corp. (Class A Stock)	292,350	18,558,378
DXC Technology Co.	179,100	9,522,747
International Business Machines Corp.	85,200	9,684,684
Obic Co. Ltd. (Japan)	200	15,434
Visa, Inc. (Class A Stock)	264,400	34,884,936
Wirecard AG (Germany)	1,549	238,103

		92,878,377

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	500	22,413
Vista Outdoor, Inc.*(a)	85,200	967,020

		989,433

Life Sciences Tools & Services — 1.0%
Illumina, Inc.*	59,850	17,950,810
QIAGEN NV*	620	21,229
Thermo Fisher Scientific, Inc.	86,300	19,313,077

		37,285,116

Machinery — 0.9%
Alfa Laval AB (Sweden)	751	16,147
Alstom SA (France)	393	15,904
Atlas Copco AB (Sweden) (Class B Stock)	1,705	37,351
Caterpillar, Inc.	117,900	14,981,553
CNH Industrial NV (United Kingdom)	2,556	23,362

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Cummins, Inc.	101,300	$13,537,732
Daifuku Co. Ltd. (Japan)	2,100	95,575
Hitachi Construction Machinery Co. Ltd. (Japan)	300	6,996
IHI Corp. (Japan)	400	11,013
Komatsu Ltd. (Japan)	2,300	49,186
PACCAR, Inc.	33,150	1,894,191
Pentair PLC (United Kingdom)	81,700	3,086,626
Sandvik AB (Sweden)	18,506	266,439
Schindler Holding AG (Switzerland)	64	12,495
Timken Co. (The)	38,200	1,425,624
Volvo AB (Sweden) (Class B Stock)	20,027	263,150
Yangzijiang Shipbuilding Holdings Ltd. (China)	239,100	217,802

		35,941,146

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	10	11,842

Media — 1.0%
Comcast Corp. (Class A Stock)	772,396	26,300,084
Eutelsat Communications SA (France)	2,940	58,039
Hakuhodo DY Holdings, Inc. (Japan)	700	10,005
I-CABLE Communications Ltd. (Hong Kong)*	3,065	46
News Corp. (Class A Stock)	157,500	1,787,625
Pearson PLC (United Kingdom)	21,660	259,602
RTL Group SA (Luxembourg)	111	5,942
TEGNA, Inc.	369,350	4,014,834
Tribune Media Co. (Class A Stock)	132,400	6,008,312

		38,444,489

Metals & Mining — 0.3%
Alcoa Corp.*	18,650	495,717
Alumina Ltd. (Australia)	6,301	10,190
Anglo American PLC (South Africa)	14,915	333,316
ArcelorMittal (Luxembourg)	10,215	214,661
BHP Group Ltd. (Australia)	7,966	191,347
BHP Group PLC (Australia)	5,222	110,740
BlueScope Steel Ltd. (Australia)	4,669	35,922
Glencore PLC (Switzerland)*	28,671	106,653
JFE Holdings, Inc. (Japan)	1,300	20,570
Kobe Steel Ltd. (Japan)	1,000	6,922
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,900	32,592
Norsk Hydro ASA (Norway)	2,370	10,796
Rio Tinto Ltd. (Australia)	1,018	56,177
Rio Tinto PLC (Australia)	2,977	142,197
South32 Ltd. (Australia)	16,028	37,782
Steel Dynamics, Inc.	258,850	7,775,854
voestalpine AG (Austria)	371	11,155

		9,592,591

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Corp.	158,900	2,458,183
Two Harbors Investment Corp.	236,300	3,034,092

		5,492,275

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Multiline Retail — 0.7%
Don Quijote Holdings Co. Ltd. (Japan)	300	$18,384
Kohl’s Corp.(a)	201,600	13,374,144
Macy’s, Inc.	434,150	12,928,987
Next PLC (United Kingdom)	360	18,329
Wesfarmers Ltd. (Australia)	2,737	62,049

		26,401,893

Multi-Utilities — 0.2%
AGL Energy Ltd. (Australia)	17,131	248,023
CenterPoint Energy, Inc.	165,100	4,660,773
MDU Resources Group, Inc.	125,050	2,981,192
National Grid PLC (United Kingdom)	26,885	261,819

		8,151,807

Oil, Gas & Consumable Fuels — 3.0%
Aker BP ASA (Norway)	284	7,209
BP PLC (United Kingdom)	33,082	209,466
Chevron Corp.	318,300	34,627,857
ConocoPhillips	52,650	3,282,727
Eni SpA (Italy)	11,156	176,210
Equinor ASA (Norway)	2,934	62,290
Exxon Mobil Corp.	209,066	14,256,211
JXTG Holdings, Inc. (Japan)	8,100	42,363
Kinder Morgan, Inc.	911,000	14,011,180
Lundin Petroleum AB (Sweden)	591	14,818
Marathon Oil Corp.	117,500	1,684,950
Marathon Petroleum Corp.(a)	232,600	13,725,726
Neste OYJ (Finland)	2,839	219,502
Phillips 66	169,100	14,567,965
Repsol SA (Spain)	16,848	272,803
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	11,808	347,789
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	3,044	90,909
Santos Ltd. (Australia)	46,595	178,670
TOTAL SA (France)	2,429	128,538
Valero Energy Corp.	196,800	14,754,096
Woodside Petroleum Ltd. (Australia)	1,448	31,801
World Fuel Services Corp.	84,200	1,802,722

		114,495,802

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	2,200	11,277
Stora Enso OYJ (Finland) (Class R Stock)	1,395	16,219
UPM-Kymmene OYJ (Finland)	1,360	34,686

		62,182

Personal Products — 0.2%
Avon Products, Inc. (United Kingdom)*	28,200	42,864
Herbalife Nutrition Ltd.*	35,600	2,098,620
Kose Corp. (Japan)	100	15,660
L’Oreal SA (France)	555	128,224
Nu Skin Enterprises, Inc. (Class A Stock)	21,600	1,324,728
Pola Orbis Holdings, Inc. (Japan)	200	5,383
Shiseido Co. Ltd. (Japan)(a)	900	56,331
Unilever NV (United Kingdom), CVA	3,869	210,432

COMMON STOCKS (continued)	Shares	Value
Personal Products (continued)
Unilever PLC (United Kingdom)	3,035	$159,200
USANA Health Sciences, Inc.*	23,400	2,754,882

		6,796,324

Pharmaceuticals — 3.3%
Allergan PLC	111,400	14,889,724
Astellas Pharma, Inc. (Japan)	5,100	65,321
AstraZeneca PLC (United Kingdom)	426	31,955
Bayer AG (Germany)	1,468	102,776
Bristol-Myers Squibb Co.	317,000	16,477,660
Eli Lilly & Co.	117,400	13,585,528
GlaxoSmithKline PLC (United Kingdom)	11,144	212,192
H. Lundbeck A/S (Denmark)	1,244	54,584
Ipsen SA (France)	95	12,288
Johnson & Johnson	209,448	27,029,264
Merck & Co., Inc.	430,000	32,856,300
Novartis AG (Switzerland)	7,867	675,037
Novo Nordisk A/S (Denmark) (Class B Stock)	4,553	209,162
Pfizer, Inc.	454,400	19,834,560
Roche Holding AG (Switzerland)	2,747	683,490
Sanofi (France)	5,575	483,548
Shionogi & Co. Ltd. (Japan)	4,600	263,095
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	1,300	44,078
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	2,400	37,008
UCB SA (Belgium)	396	32,365

		127,579,935

Professional Services — 0.2%
Insperity, Inc.	31,100	2,903,496
Intertek Group PLC (United Kingdom)	410	25,137
Korn/Ferry International	51,700	2,044,218
Recruit Holdings Co. Ltd. (Japan)	2,800	67,597
RELX PLC (United Kingdom)	5,026	103,671
Robert Half International, Inc.	55,650	3,183,180
Teleperformance (France)	1,297	207,741
Wolters Kluwer NV (Netherlands)	1,909	113,183

		8,648,223

Real Estate Management & Development — 0.4%
CapitaLand Ltd. (Singapore)	6,500	14,791
CBRE Group, Inc. (Class A Stock)*	361,750	14,484,470
CK Asset Holdings Ltd. (Hong Kong)	8,500	61,587
Henderson Land Development Co. Ltd. (Hong Kong)	400	1,991
Mitsui Fudosan Co. Ltd. (Japan)	2,300	50,751
Sumitomo Realty & Development Co. Ltd. (Japan)	900	32,914
Sun Hung Kai Properties Ltd. (Hong Kong)	4,000	57,020
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	21,000	222,092
Swire Properties Ltd. (Hong Kong)	3,800	13,337

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Vonovia SE (Germany)	1,111	$50,555
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	26,000	155,390

		15,144,898

Road & Rail — 0.9%
Aurizon Holdings Ltd. (Australia)	5,022	15,129
CSX Corp.	279,950	17,393,294
DSV A/S (Denmark)	2,516	166,186
Kyushu Railway Co. (Japan)	500	16,913
Nippon Express Co. Ltd. (Japan)	200	11,137
Norfolk Southern Corp.	112,650	16,845,681

		34,448,340

Semiconductors & Semiconductor Equipment — 1.7%
ASML Holding NV (Netherlands)	1,045	164,894
Cabot Microelectronics Corp.	8,000	762,800
Infineon Technologies AG (Germany)	13,474	269,784
Intel Corp.	800,450	37,565,118
KLA-Tencor Corp.	17,500	1,566,075
Lam Research Corp.	46,800	6,372,756
Micron Technology, Inc.*	114,500	3,633,085
NXP Semiconductors NV (Netherlands)	800	58,624
Qorvo, Inc.*	67,900	4,123,567
STMicroelectronics NV (Switzerland)	2,025	29,088
Texas Instruments, Inc.	41,450	3,917,025
Versum Materials, Inc.	68,700	1,904,364
Xilinx, Inc.	62,300	5,306,091

		65,673,271

Software — 3.9%
Adobe, Inc.*	70,150	15,870,736
Cadence Design Systems, Inc.*	92,900	4,039,292
Citrix Systems, Inc.	8,800	901,648
Dassault Systemes SE (France)	320	38,088
Intuit, Inc.	38,500	7,578,725
Micro Focus International PLC (United Kingdom)	1,656	29,278
Microsoft Corp.	887,700	90,163,689
Nice Ltd. (Israel)*	157	16,907
Oracle Corp.	517,650	23,371,898
SAP SE (Germany)	565	56,567
Synopsys, Inc.*	88,100	7,421,544

		149,488,372

Specialty Retail — 0.9%
Advance Auto Parts, Inc.	73,550	11,581,183
Asbury Automotive Group, Inc.*	37,700	2,513,082
AutoNation, Inc.*	128,700	4,594,590
Fast Retailing Co. Ltd. (Japan)	500	255,210
Foot Locker, Inc.	195,100	10,379,320
Home Depot, Inc. (The)	14,800	2,542,936
Michaels Cos., Inc. (The)*(a)	120,900	1,636,986
Penske Automotive Group, Inc.(a)	31,400	1,266,048

		34,769,355

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	375,800	59,278,692

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
FUJIFILM Holdings Corp. (Japan)	1,000	$38,889
Hewlett Packard Enterprise Co.	1,020,050	13,474,860
HP, Inc.	833,950	17,062,617
Konica Minolta, Inc. (Japan)	22,600	203,835

		90,058,893

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	462	96,923
Burberry Group PLC (United Kingdom)	1,136	25,148
Hanesbrands, Inc.(a)	130,300	1,632,659
Hermes International (France)	155	86,211
Kering SA (France)	238	112,229
LVMH Moet Hennessy Louis Vuitton SE (France)	1,473	436,592
NIKE, Inc. (Class B Stock)	246,400	18,268,096
Puma SE (Germany)	21	10,294
Swatch Group AG (The) (Switzerland) (Registered Shares)	140	8,141
Tapestry, Inc.	212,400	7,168,500

		27,844,793

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	206,000	3,370,160

Tobacco — 0.4%
Altria Group, Inc.	32,750	1,617,522
British American Tobacco PLC (United Kingdom)	6,054	193,597
Imperial Brands PLC (United Kingdom)	8,396	254,601
Japan Tobacco, Inc. (Japan)	2,700	64,266
Philip Morris International, Inc.	188,400	12,577,584

		14,707,570

Trading Companies & Distributors — 0.1%
Ashtead Group PLC (United Kingdom)	1,125	23,527
ITOCHU Corp. (Japan)	7,900	134,172
Marubeni Corp. (Japan)	15,000	105,101
Mitsubishi Corp. (Japan)	9,100	249,943
Mitsui & Co. Ltd. (Japan)	14,200	218,276
Sumitomo Corp. (Japan)	2,800	39,717
Toyota Tsusho Corp. (Japan)	700	20,601
WESCO International, Inc.*	83,700	4,017,600

		4,808,937

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A	171	26,624
Auckland International Airport Ltd. (New Zealand)	2,462	11,842
Macquarie Infrastructure Corp.(a)	129,500	4,734,520

		4,772,986

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	9,200	219,870
NTT DOCOMO, Inc. (Japan)	3,400	76,552
SoftBank Group Corp. (Japan)	2,100	139,164

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (continued)
T-Mobile US, Inc.*	13,900	$884,179
Vodafone Group PLC (United Kingdom)	14,071	27,548

		1,347,313

TOTAL COMMON STOCKS (cost $1,941,568,512)		2,189,375,648

EXCHANGE TRADED FUND — 0.0%
iShares MSCI EAFE ETF (cost $121,601)	2,088	122,733

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	155	11,080

Banks — 0.0%
Citigroup Capital XIII 8.890%	22,000	581,460

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	441	48,297

TOTAL PREFERRED STOCKS (cost $615,221)		640,837

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/19 (cost $7,904)	16,848	7,721

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 6.7%
Automobiles — 1.6%
AmeriCredit Automobile Receivables Trust,
Series 2016-04, Class C
2.410%	07/08/22	1,000	987,298
Series 2017-03, Class C
2.690%	06/19/23	1,020	1,007,752
Series 2017-04, Class C
2.600%	09/18/23	2,100	2,065,168
Series 2018-01, Class C
3.500%	01/18/24	1,600	1,605,684
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A
2.500%	07/20/21	3,300	3,268,608
Series 2015-02A, Class A, 144A
2.630%	12/20/21	4,000	3,955,253
Series 2018-01A, Class A, 144A
3.700%	09/20/24	1,600	1,621,390
Series 2018-02A, Class A, 144A
4.000%	03/20/25	1,600	1,632,741
Drive Auto Receivables Trust,
Series 2018-01, Class B
2.880%	02/15/22	1,700	1,697,846

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Ford Credit Auto Owner Trust,
Series 2017-01, Class A, 144A
2.620%	08/15/28	1,300	$1,281,298
Series 2017-02, Class A, 144A
2.360%	03/15/29	2,500	2,436,299
Series 2018-02, Class A, 144A
3.470%	01/15/30	3,000	3,027,379
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24	4,500	4,411,916
Series 2018-02, Class A
3.170%	03/15/25	13,350	13,444,098
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	500	508,380
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class A, 144A
2.160%	10/15/20	1,955	1,948,229
Series 2017-02A, Class B, 144A
2.550%	11/14/23	5,800	5,741,042
Series 2017-02A, Class C, 144A
2.820%	07/15/24	1,400	1,385,906
Series 2018-01A, Class A, 144A
3.430%	12/16/24	5,200	5,210,073
Santander Drive Auto Receivables Trust,
Series 2018-01, Class C
2.960%	03/15/24	1,200	1,194,567
Series 2018-04, Class C
3.560%	07/15/24	2,300	2,317,407

			60,748,334

Collateralized Loan Obligations — 2.6%
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.716%(c)	07/15/29	500	498,922
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340%
3.785%(c)	07/18/30	1,500	1,498,335
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%
3.686%(c)	07/15/29	1,500	1,495,853
Series 2017-11A, Class X, 144A, 3 Month LIBOR + 1.000%
3.436%(c)	04/15/29	938	937,401
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820%
3.269%(c)	01/17/28	1,500	1,485,116
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250%
3.686%(c)	04/15/29	3,000	2,977,711
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400%
3.845%(c)	10/18/26	500	499,482
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200%
3.627%(c)	10/17/31	9,750	9,665,150
Elevation CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A, 144A, 3 Month LIBOR + 1.550%
3.995%(c)	04/18/27	1,000	1,001,588

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010%
3.446%(c)	04/15/31	2,000	$1,969,663
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%
3.538%(c)	04/26/31	4,000	3,932,191
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%
3.582%(c)	02/05/31	250	245,717
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.590%(c)	10/19/28	10,000	9,910,856
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.757%(c)	10/23/29	1,250	1,241,844
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 3 Month LIBOR + 1.175%
3.672%(c)	10/20/31	6,750	6,662,046
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%
3.589%(c)	04/21/31	2,400	2,370,506
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%
3.696%(c)	07/15/30	1,250	1,244,149
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.749%(c)	10/20/31	7,500	7,446,547
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%
3.770%(c)	10/30/30	1,500	1,491,820
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130%
3.579%(c)	01/17/31	1,500	1,483,277
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%
3.946%(c)	05/21/29	1,750	1,742,700
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100%
3.362%(c)	07/16/31	2,350	2,315,009
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280%
3.772%(c)	10/20/31	8,750	8,705,097
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%
3.431%(c)	07/25/31	1,000	989,925
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.880%
3.349%(c)	07/20/27	1,000	992,362
Telos CLO (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300%
3.749%(c)	07/17/26	1,500	1,499,267
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%
3.689%(c)	01/17/30	2,500	2,487,206
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230%
3.666%(c)	07/15/29	1,250	1,245,963
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%
4.190%(c)	10/25/28	3,250	3,249,724

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210%
3.700%(c)	01/25/31	2,500	$2,482,235
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%
3.316%(c)	07/15/27	1,000	989,103
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%
3.789%(c)	04/20/29	2,000	2,001,512
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150%
3.599%(c)	01/17/31	2,750	2,708,897
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100%
3.470%(c)	07/17/31	3,500	3,450,666
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200%
3.638%(c)	10/20/31	5,750	5,694,531
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%
3.806%(c)	07/15/29	1,750	1,752,145

			100,364,516

Consumer Loans — 0.2%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800%
3.240%(c)	09/14/32	3,700	3,708,462
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,600	1,615,305
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24	1,100	1,111,507
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	1,659	1,643,616
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	1,406	1,403,810

			9,482,700

Credit Cards — 0.4%
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620%
3.124%(c)	04/22/26	3,800	3,819,542
Series 2018-A07, Class A7
3.960%	10/13/30	6,400	6,716,153
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	4,000	3,907,027
Series 2017-A05, Class A5, 1 Month LIBOR + 0.600%
3.055%(c)	12/15/26	2,600	2,596,033

			17,038,755

Equipment — 0.3%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	3,500	3,438,157
Series 2017-B, Class A4, 144A
2.410%	11/15/24	1,700	1,668,596

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment (continued)
Series 2017-B, Class A5, 144A
2.720%	06/15/40		2,800	$2,732,988
Series 2018-A, Class A4, 144A
3.390%	01/10/25		1,600	1,619,629
Series 2018-A, Class A5, 144A
3.610%	03/10/42		800	809,509

				10,268,879

Home Equity Loans — 0.1%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650%
4.156%(c)	03/25/33		86	86,700
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	05/25/33		173	171,426
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.945%
3.451%(c)	06/25/34		487	484,535
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900%
3.406%(c)	07/25/32		82	82,207
Series 2002-NC04, Class M1, 1 Month LIBOR + 1.275%
3.781%(c)	09/25/32		2,354	2,340,241
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		1,965	1,975,144

				5,140,253

Other — 0.1%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A
3.500%	06/20/35		2,191	2,212,505

Residential Mortgage-Backed Securities — 0.7%
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB06, Class A3
3.791%	07/25/35		200	198,983
CSMC Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%
5.499%(c)	12/26/46		3,607	3,644,036
Series 2018-11R, 144A, 1 Month LIBOR + 1.400%
3.774%(c)	08/25/37	^	1,200	1,200,000
Series 2018-RPL08, Class A1, 144A
4.070%	07/25/58		1,423	1,420,776
Equity One Mortgage Pass-Through Trust,
Series 2004-03, Class M1
4.570%	07/25/34		205	204,882
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795%
3.301%(c)	06/25/34		235	230,765
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61		2,261	2,209,389
TFS (Spain),
Series 2018-03, Class A1
2.900%(cc)	03/16/23		EUR 2,940	3,361,847
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		4,895	4,762,586

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600%
3.106%(c)	02/25/57	4,395	$4,371,168
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57	3,276	3,199,903
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58	412	406,214
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	184	183,591
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58	678	666,194
VOLT LX LLC,
Series 2017-NPL07, Class A1, 144A
3.250%	06/25/47	336	334,581

			26,394,915

Student Loans — 0.7%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42	3,062	2,962,739
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	2,145	2,135,427
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46	900	908,036
Series 2018-CGS, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
3.183%(c)	02/25/46	1,100	1,095,075
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	2,000	1,947,237
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	3,000	3,001,192
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	4,600	4,532,576
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	1,700	1,713,204
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A
2.640%	08/25/47	2,286	2,274,823
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	4,500	4,508,857

			25,079,166

TOTAL ASSET-BACKED SECURITIES (cost $257,781,336)			256,730,023

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.5%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	4,000	3,908,281
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,500	6,368,643
BBCMS Mortgage Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	5,536,042

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	$5,036,786
Series 2018-B08, Class A4
3.963%	01/15/52	6,700	6,837,447
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class A3
2.815%	04/10/46	1,086	1,067,671
Series 2014-GC21, Class A4
3.575%	05/10/47	2,414	2,439,338
Series 2014-GC23, Class A3
3.356%	07/10/47	2,800	2,800,413
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	4,836,638
Series 2016-GC37, Class A3
3.050%	04/10/49	6,500	6,319,482
Series 2017-P07, Class A3
3.442%	04/14/50	5,500	5,428,974
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	1,662	1,659,443
Series 2014-CR18, Class A4
3.550%	07/15/47	2,800	2,817,392
Series 2014-CR20, Class A3
3.326%	11/10/47	5,000	4,976,015
Series 2014-UBS03, Class A2
2.844%	06/10/47	2,300	2,295,552
Series 2015-CR27, Class A3
3.349%	10/10/48	6,100	6,047,146
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	3,000	2,996,795
Series 2017-C08, Class A3
3.127%	06/15/50	5,300	5,098,726
Fannie Mae-Aces,
Series 2015-M17, Class A2
2.939%(cc)	11/25/25	3,900	3,854,359
Series 2016-M07, Class AB2
2.385%	09/25/26	2,400	2,275,281
Series 2017-M01, Class A2
2.415%(cc)	10/25/26	2,200	2,070,653
Series 2017-M04, Class A2
2.597%(cc)	12/25/26	11,800	11,224,883
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	8,250	8,077,716
Series 2018-M04, Class A2
3.043%(cc)	03/25/28	4,325	4,205,338
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.409%(cc)	05/25/22	23,371	922,708
Series K021, Class X1, IO
1.444%(cc)	06/25/22	6,605	277,037
Series K055, Class X1, IO
1.366%(cc)	03/25/26	13,848	1,135,691
Series K057, Class AM
2.624%	08/25/26	7,230	6,935,302

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K064, Class AM
3.327%(cc)	03/25/27	5,900	$5,864,950
Series K068, Class AM
3.315%	08/25/27	5,600	5,580,793
Series K069, Class A2
3.187%(cc)	09/25/27	4,900	4,852,861
Series K069, Class AM
3.248%(cc)	09/25/27	1,050	1,040,003
Series K070, Class A2
3.303%(cc)	11/25/27	7,250	7,236,790
Series K070, Class AM
3.364%(cc)	12/25/27	1,525	1,522,382
Series K072, Class A2
3.444%	12/25/27	2,000	2,017,295
Series K074, Class A2
3.600%	01/25/28	11,800	12,042,245
Series K075, Class AM
3.650%(cc)	02/25/28	3,575	3,640,036
Series K076, Class A2
3.900%	06/25/51	8,600	8,972,078
Series K076, Class AM
3.900%	06/25/51	2,575	2,670,856
Series K077, Class A2
3.850%(cc)	05/25/28	4,800	4,989,367
Series K077, Class AM
3.850%(cc)	05/25/28	950	982,413
Series K080, Class AM
3.986%(cc)	07/25/28	7,050	7,367,649
Series K081, Class AM
3.900%(cc)	08/25/28	3,500	3,625,072
Series K086, Class A2
3.859%(cc)	11/25/28	5,800	6,026,829
Series K086, Class AM
3.919%(cc)	11/25/28	1,300	1,350,972
Series K157, Class A2
3.990%(cc)	05/25/33	4,200	4,343,288
Series K710, Class X1, IO
1.734%(cc)	05/25/19	16,304	39,604
Series K711, Class X1, IO
1.668%(cc)	07/25/19	16,810	63,038
Series W5FX, Class AFX
3.214%(cc)	04/25/28	2,260	2,259,496
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	4,000	3,930,205
Series 2015-GC32, Class A3
3.498%	07/10/48	5,800	5,805,823
Series 2016-GS03, Class A3
2.592%	10/10/49	5,800	5,439,423
Series 2016-GS04, Class A3
3.178%	11/10/49	5,500	5,342,233
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	1,400	1,398,704
Series 2015-C27, Class A3A1
2.920%	02/15/48	6,000	5,831,537

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A3
3.139%	06/15/45	261	$260,951
Series 2012-LC09, Class A4
2.611%	12/15/47	811	809,141
Series 2013-C10, Class A4
2.875%	12/15/47	315	314,082
Series 2013-LC11, Class A4
2.694%	04/15/46	643	627,723
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	1,351	1,331,152
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49	10,400	9,693,937
Series 2018-H04, Class A3
4.043%	12/15/51	1,900	1,942,331
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	3,500	3,492,352
Series 2017-C05, Class A4
3.212%	11/15/50	6,750	6,514,743
Series 2018-C09, Class A3
3.854%	03/15/51	2,500	2,527,191
Series 2018-C14, Class A3
4.180%	12/15/51	4,100	4,241,448
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45	1,700	1,682,947
Series 2013-C05, Class A3
2.920%	03/10/46	3,367	3,335,756
Series 2013-C06, Class A3
2.971%	04/10/46	1,798	1,784,676
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49	8,000	7,515,962
Series 2017-C38, Class A4
3.190%	07/15/50	4,600	4,433,924
Series 2018-C48, Class A4
4.037%	01/15/52	7,000	7,153,932

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $294,509,354)			289,347,942

CORPORATE BONDS — 10.9%
Aerospace & Defense — 0.1%
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	575	581,474
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	240	249,902
General Dynamics Corp.,
Gtd. Notes
3.000%	05/11/21	2,480	2,482,006

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	1,270	$1,258,191

			4,571,573

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24	3,740	3,444,892
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
8.125%	06/23/19	325	331,554

			3,776,446

Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	2,700	2,565,492
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	465	477,461
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22	461	467,282
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	528	521,059
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	231	249,292
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20	86	86,995
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20	549	552,696
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	2,000	1,986,713

			6,906,990

Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.835%(c)	04/12/21	495	490,183
Gtd. Notes, 144A
3.100%	04/12/21	655	648,704
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.100%	05/04/20	1,205	1,198,335
3.350%	05/04/21	2,010	2,003,904
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	1,430	1,102,795
5.291%	12/08/46	1,230	1,009,806

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		680	$659,813
4.134%	08/04/25		390	351,305
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		1,395	1,307,593
6.600%	04/01/36		760	739,862
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
3.258%(c)	04/09/21		1,060	1,035,874
Gtd. Notes
3.550%	04/09/21		805	793,915
3.950%	04/13/24		2,800	2,659,188
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21		4,705	4,622,094
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	11/15/19		715	699,806

				19,323,177

Banks — 3.6%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.545%(c)	04/12/23		800	784,467
Sr. Unsec’d. Notes
3.848%	04/12/23		1,000	971,664
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	445	451,964
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		2,875	2,831,470
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22		2,510	2,510,377
3.824%(ff)	01/20/28		955	926,446
4.000%	04/01/24		975	980,404
4.125%	01/22/24		3,820	3,872,056
4.271%(ff)	07/23/29		510	507,606
Sub. Notes, MTN
4.000%	01/22/25		2,000	1,948,292
4.450%	03/03/26		8,455	8,358,573
Bank of America NA,
Sub. Notes
6.000%	10/15/36		410	473,111
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN, 3 Month LIBOR + 0.460%
2.896%(c)	04/13/21		600	596,406
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21		780	779,608
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		850	783,478
3.684%	01/10/23		585	562,101
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		3,825	3,687,979

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	2,205	$2,127,825
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	1,375	1,342,344
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	625	598,563
Sr. Unsec’d. Notes
3.200%	10/21/26		1,870	1,726,362
3.700%	01/12/26		8,785	8,446,462
Sub. Notes
4.450%	09/29/27		5,965	5,749,167
4.750%	05/18/46		820	758,056
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28		1,370	1,321,646
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		1,640	1,582,676
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		970	946,900
Sub. Notes
7.000%	04/15/20		570	593,422
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	2,215	2,140,288
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)	740	662,300
Sr. Unsec’d. Notes
3.500%	01/23/25		4,100	3,886,436
3.750%	02/25/26		1,010	955,103
3.814%(ff)	04/23/29		540	504,158
3.850%	01/26/27		2,910	2,737,284
5.750%	01/24/22		5,420	5,674,926
Sub. Notes
6.750%	10/01/37		104	117,446
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.240%(c)	05/18/21		2,115	2,083,614
Sr. Unsec’d. Notes
4.875%	01/14/22		1,910	1,974,298
5.100%	04/05/21		1,025	1,059,963
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.990%(c)	—	(rr)	1,435	1,415,269
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,275	1,267,031
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		695	674,650
3.964%(ff)	11/15/48		3,250	2,876,776
4.005%(ff)	04/23/29		2,170	2,127,386
4.250%	10/15/20		2,930	2,982,797
4.452%(ff)	12/05/29		3,350	3,407,435
Sub. Notes
3.875%	09/10/24		3,775	3,714,508

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
3.086%(ff)	04/26/21		5,000	$4,979,789
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
3.300%	05/07/21		2,200	2,193,328
Gtd. Notes, 144A, MTN
5.800%	01/13/20		1,870	1,914,173
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.900%	02/06/25		3,080	2,959,320
Morgan Stanley,
Jr. Sub. Notes, Series H
5.450%(ff)	—	(rr)	840	817,001
Sr. Unsec’d. Notes
4.375%	01/22/47		1,045	989,029
4.457%(ff)	04/22/39		325	314,661
5.750%	01/25/21		1,400	1,459,711
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		950	948,325
3.772%	01/24/29	(a)	8,775	8,395,699
3.875%	01/27/26		675	658,376
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,255	1,186,607
5.625%	09/23/19		1,415	1,435,940
Sub. Notes, GMTN
4.350%	09/08/26		3,825	3,717,151
National City Corp.,
Sub. Notes
6.875%	05/15/19		3,370	3,416,248
PNC Bank NA,
Sr. Unsec’d. Notes
1.950%	03/04/19		515	514,102
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%
2.910%(c)	04/30/21		2,250	2,231,136
Sr. Unsec’d. Notes, GMTN
3.200%	04/30/21		490	489,950
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19		1,210	1,209,832

				136,311,471

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
8.000%	11/15/39		1,285	1,628,021
8.200%	01/15/39		250	321,443
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,400	1,415,387
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
3.551%	05/25/21		1,150	1,148,258

				4,513,109

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.1%
Owens Corning,
Sr. Unsec’d. Notes
4.200%	12/15/22	775	$769,482
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24	1,400	1,314,250

			2,083,732

Chemicals — 0.3%
Celanese US Holdings LLC,
Gtd. Notes
5.875%	06/15/21	1,500	1,576,787
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44	585	473,850
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22	3,680	3,587,525
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
5.250%	11/15/41	45	44,902
9.400%	05/15/39	347	501,903
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55	970	816,951
5.000%	04/15/19	600	600,653
Mexichem SAB de CV (Mexico),
Gtd. Notes, 144A
4.875%	09/19/22	2,000	2,012,500
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33	345	354,609
5.625%	11/15/43	430	436,785
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	780	752,926
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.500%	06/01/25	460	531,874

			11,691,265

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	975	869,376
6.700%	06/01/34	420	498,874
7.000%	10/15/37	380	472,443
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28	1,190	1,044,225
5.875%	09/15/26	485	457,113

			3,342,031

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	1,350	1,327,692

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (continued)
3.450%	02/09/45		890	$788,071
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		1,085	1,081,794
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19		225	222,465

				3,420,022

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.750%	05/15/19		775	774,942
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.500%	05/12/20	(a)	2,225	2,196,208
3.450%	04/30/21		4,415	4,412,925
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		800	806,047
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		900	893,761
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		766	739,233
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		560	566,969
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
5.250%	02/06/12	(d)	1,715	32,585
6.875%	05/02/18	(d)	700	13,650
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21		1,915	1,916,528
U.S. Gov’t. Gtd. Notes, Series GG
2.450%	07/15/24		475	468,648
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25		330	336,589
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		2,700	2,654,134

				15,812,219

Electric — 1.0%
Avista Corp.,
First Mortgage
4.350%	06/01/48		1,160	1,184,196
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36		550	663,962
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37		305	356,725

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
CenterPoint Energy Houston Electric LLC,
General Ref. Mtge.
6.950%	03/15/33	590	$771,573
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	245	238,875
Commonwealth Edison Co.,
First Mortgage
3.750%	08/15/47	1,610	1,475,942
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.500%	12/01/39	220	248,823
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21	3,210	3,228,538
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48	1,490	1,476,438
Duke Energy Carolinas LLC,
First Mortgage
4.000%	09/30/42	570	547,626
6.050%	04/15/38	550	670,005
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	670	753,311
Eversource Energy,
Sr. Unsec’d. Notes
4.500%	11/15/19	615	620,656
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	3,470	3,393,311
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.200%	10/01/19	800	810,304
6.250%	10/01/39	1,425	1,486,058
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	355	385,655
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	295	358,507
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	145	169,035
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28	2,910	2,926,399
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
9.375%	01/28/20	1,420	1,503,780
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	470	446,462
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,170	2,237,915

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
4.881%	08/15/19		610	$615,403
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		1,580	1,446,322
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		1,360	1,212,012
5.000%	03/15/44		695	708,436
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21	(a)	1,760	1,730,975
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.000%	05/15/27		1,130	1,087,617
3.700%	05/01/28		1,280	1,300,270
Sr. Sec’d. Notes, MTN
5.800%	05/01/37		535	639,491
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		1,400	1,359,605
Southern California Edison Co.,
First Ref. Mtge.
4.000%	04/01/47		580	531,712
First Ref. Mtge., Series C
3.600%	02/01/45		860	739,342
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes, 144A
2.750%	05/07/19		665	664,317
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		480	488,495

				38,478,093

Electronics — 0.0%
FLIR Systems, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/21		900	887,336

Foods — 0.3%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.800%	10/22/21		3,440	3,441,213
General Mills, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%
2.976%(c)	04/16/21		5,635	5,547,590
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		475	391,318
5.000%	07/15/35		815	764,859
Mondelez International, Inc.,
Sr. Unsec’d. Notes
3.000%	05/07/20		2,535	2,525,603

				12,670,583

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Gtd. Notes, 144A
5.400%	11/01/20	290	$300,491
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41	1,595	1,680,207

			1,980,698

Gas — 0.1%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43	65	65,377
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	3,285	3,134,693

			3,200,070

Healthcare-Products — 0.0%
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	474	457,882

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36	515	604,003
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	390	375,922
Centene Corp.,
Sr. Unsec’d. Notes
5.625%	02/15/21	1,125	1,127,813
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20	640	640,742
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	1,155	1,126,125
Sr. Sec’d. Notes
5.250%	04/15/25	400	398,000
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	940	928,410
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22	190	188,562
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45	445	432,683

			5,822,260

Home Builders — 0.0%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21	1,300	1,287,000

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	1,695	$1,656,556

Insurance — 0.2%
AXIS Specialty Finance LLC,
Gtd. Notes
5.875%	06/01/20	1,030	1,059,677
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22	755	791,447
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42	365	432,859
7.000%	03/15/34	850	1,041,651
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	772	911,560
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43	200	199,481
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	660	865,727
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	100	121,582
Ohio National Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/30/20	680	702,158
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	130	125,642
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,450	1,387,831
6.850%	12/16/39	124	161,226
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	350	362,144
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
6.150%	08/15/19	460	468,468

			8,631,453

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19	580	579,259
3.250%	09/15/22	980	959,732

			1,538,991

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21	1,260	1,301,026

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37	515	$631,693
6.900%	08/15/39	90	118,278
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24	1,520	1,440,200
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.375%	04/01/38	1,950	1,815,495
6.384%	10/23/35	875	898,141
6.484%	10/23/45	1,386	1,424,723
Comcast Corp.,
Gtd. Notes
4.150%	10/15/28	1,990	2,020,711
4.250%	10/15/30	680	687,689
6.400%	05/15/38	530	621,759
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37	941	872,847
Gtd. Notes, 144A
2.800%	06/15/20	1,740	1,721,553
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
5.000%	05/13/45	200	174,652
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23	330	323,968
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	360	328,062
Viacom, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44	450	407,209
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22	1,040	1,034,800
Warner Media LLC,
Gtd. Notes
3.800%	02/15/27	385	361,247

			14,883,027

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(ff)	10/19/75	425	433,955
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45	530	541,477
6.750%	04/16/40	425	469,288

			1,444,720

Miscellaneous Manufacturing — 0.0%
Actuant Corp.,
Gtd. Notes
5.625%	06/15/22	1,205	1,189,937

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.000%	08/07/19	264	$266,844

			1,456,781

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.000%	05/10/19	645	642,668
2.125%	09/27/21	2,270	2,203,421
2.750%	01/06/23	315	307,491
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22	1,095	1,070,568
4.375%	02/11/20	1,000	1,015,811

			5,239,959

Oil & Gas — 0.5%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.677%(s)	10/10/36	2,000	834,098
4.850%	03/15/21	936	958,352
6.450%	09/15/36	1,155	1,247,395
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	1,200	1,033,268
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47	210	199,254
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	300	284,461
Encana Corp. (Canada),
Sr. Unsec’d. Notes
6.500%	08/15/34	370	391,481
6.500%	02/01/38	275	298,153
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22	350	352,797
6.510%	03/07/22	580	605,665
Helmerich & Payne, Inc.,
Gtd. Notes, 144A
4.650%	03/15/25	1,995	2,034,211
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22	550	540,727
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44	835	719,241
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25	740	706,700
5.750%	02/01/29	840	777,000
6.250%	03/17/24	710	720,295
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.375%	03/13/22	450	440,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
5.500%	01/21/21	2,110	$2,101,497
6.500%	06/02/41	1,255	1,039,140
8.625%	12/01/23	350	372,296
Gtd. Notes, MTN
6.750%	09/21/47	1,540	1,273,411
6.875%	08/04/26	1,000	972,000
Sinopec Group Overseas Development 2015 Ltd. (China),
Gtd. Notes, 144A
2.500%	04/28/20	1,250	1,234,640

			19,136,857

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
4.500%	06/01/21	2,200	2,226,419
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25	2,845	2,808,130

			5,034,549

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
4.375%	12/15/20	630	632,362
WestRock RKT Co.,
Gtd. Notes
4.900%	03/01/22	800	823,342

			1,455,704

Pharmaceuticals — 1.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	1,175	1,127,042
4.500%	05/14/35	1,910	1,766,954
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35	2,190	2,077,429
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
3.452%(c)	06/25/21	1,115	1,100,148
Gtd. Notes, 144A
3.500%	06/25/21	500	496,461
Cigna Corp.,
Gtd. Notes, 144A
4.375%	10/15/28	12,785	12,856,352
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	11,250	10,998,102
4.780%	03/25/38	340	325,807
5.050%	03/25/48	785	763,499
5.125%	07/20/45	610	593,780
5.300%	12/05/43	225	227,329
Mylan NV,
Gtd. Notes
5.250%	06/15/46	1,415	1,192,346

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21	3,555	$3,437,627
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24	60	68,703

			37,031,579

Pipelines — 0.4%
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20	717	719,689
Energy Transfer Operating LP,
Gtd. Notes
4.650%	06/01/21	675	686,739
4.950%	06/15/28	1,115	1,090,931
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	1,345	1,330,820
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	1,430	1,388,819
4.800%	02/15/29	1,750	1,745,689
4.875%	06/01/25	3,250	3,279,778
5.200%	03/01/47	40	36,820
5.500%	02/15/49	395	384,222
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	145	162,223
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47	935	863,752
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.500%	08/15/48	120	106,830
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	315	285,832
4.900%	01/15/45	1,000	906,668
5.100%	09/15/45	500	461,958

			13,450,770

Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	1,050	1,038,460
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	03/15/22	230	230,324

			1,268,784

Retail — 0.2%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.149%(c)	04/17/20	1,100	1,092,984
Sr. Unsec’d. Notes
4.000%	05/15/25	4,705	4,523,170

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22		1,450	$1,444,563
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22	(a)	360	356,252
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,375	1,265,000

				8,681,969

Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		1,455	1,456,410

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		2,125	1,906,347

Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.625%	10/15/20		1,233	1,238,605
Microsoft Corp.,
Sr. Unsec’d. Notes
3.750%	02/12/45		1,210	1,170,596
4.450%	11/03/45		215	228,038
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34		920	923,488

				3,560,727

Telecommunications — 0.3%
AT&T Corp.,
Gtd. Notes
8.750%	11/15/31		4	5,301
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		3,460	3,258,119
4.500%	03/09/48		4	3,423
4.550%	03/09/49		64	55,091
5.250%	03/01/37		65	63,845
5.350%	09/01/40		82	79,661
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30		400	540,989
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		750	768,750
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		1,375	1,357,812

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.125%	08/15/46	2,650	$2,338,034
4.500%	08/10/33	1,205	1,189,438

			9,660,463

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	670	826,012
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	715	845,584
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	100	110,758

			1,782,354

TOTAL CORPORATE BONDS (cost $425,585,436)			417,114,983

MUNICIPAL BONDS — 0.5%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Rev., Taxable BP Settlement, Series B
4.263%	09/15/32	240	245,222

California — 0.2%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs
6.263%	04/01/49	1,325	1,803,298
California Educational Facilities Authority, Stanford Univ.,
Revenue Bonds, Series U-07, BABs
5.000%	06/01/46	750	972,383
State of California,
GO BABs
7.550%	04/01/39	245	350,975
7.625%	03/01/40	215	306,115
GO, BABs
7.300%	10/01/39	1,270	1,743,354
7.500%	04/01/34	475	647,297

			5,823,422

Colorado — 0.0%
Regional Transportation District,
Revenue Bonds, BABs, Series 2010-B
5.844%	11/01/50	680	898,491

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,030	1,314,548
State of Illinois,
GO, Series D
5.000%	11/01/22	3,190	3,364,557

			4,679,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New Jersey — 0.1%
New Jersey Turnpike Authority,
Tax. Issuer Subs., Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,070	$1,507,630

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured
Revenue,
Tax. Future, Revenue Bonds, BABs
5.767%	08/01/36	1,130	1,349,514

Ohio — 0.0%
Ohio State University (The),
Revenue Bonds, Taxable, BABs, Series C
4.910%	06/01/40	455	526,499
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev.,
Revenue Bonds, BABs
4.879%	12/01/34	300	329,568

			856,067

Oregon — 0.0%
State of Oregon Department of Transportation,
Revenue Bonds, Taxable, BABs, Series A
5.834%	11/15/34	445	553,179

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	550	675,224

Texas — 0.1%
University of Texas System (The),
Revenue Bonds, Series F, Rfdg.
5.000%	08/15/47	1,490	1,940,203

Virginia — 0.0%
University of Virginia,
Revenue Bonds, Taxable, Series C
4.179%	09/01/2117	495	481,858

TOTAL MUNICIPAL BONDS (cost $16,320,074)			19,009,915

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/19	37	36,729
Banc of America Funding Trust,
Series 2015-R04, Class 4A1, 144A
3.500%(cc)	01/27/30	773	764,927
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
3.681%(cc)	02/25/35	383	379,802
Series 2005-B, Class 2A1
3.910%(cc)	03/25/35	124	120,339
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%
4.206%(c)	10/25/27	642	644,610
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%
3.456%(c)	08/25/28	900	897,722

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%
3.856%(c)	08/25/28	300	$298,581
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%
4.106%(c)	08/25/28	300	295,270
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A,
Floor 1.500%)
3.780%(c)	11/01/23^	4,700	4,700,000
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
4.369%(cc)	02/25/37	291	293,390
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	12/25/57	3,142	3,158,244
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	01/25/57	3,476	3,529,891
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	1,682	1,623,584
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	3,300	3,245,478
CSMC Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	2,631	2,662,633
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%
4.656%(c)	09/25/28	78	78,277
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	588	590,106
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	03/25/29	1,300	1,301,435
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	11/25/28	787	800,069
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	04/25/29	2,050	2,065,372
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	07/25/29	2,321	2,331,096
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/30	4,244	4,231,087
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450%
3.139%(c)	08/25/60	2,333	2,325,021
Holmes Master Issuer PLC (United Kingdom),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360%
2.796%(c)	10/15/54	2,200	2,191,268
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
4.570%(cc)	07/25/35	147	148,968
Lanark Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420%
3.097%(c)	12/22/69	1,640	1,632,638
Lehman XS Trust,
Series 2006-GP04, Class 1A1, 1 Month LIBOR + 0.205%
2.711%(c)	08/25/46	1,382	1,355,240
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%
4.349%(c)	05/01/22	1,464	1,459,163

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%
4.170%(c)	11/01/22		983	$984,122
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%
4.099%(c)	09/01/22		1,128	1,130,172
MASTR Alternative Loan Trust,
Series 2004-04, Class 4A1
5.000%	04/25/19		1	744
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57		961	969,881
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750%
3.256%(c)	01/25/48		1,003	997,580
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%
4.056%(c)	07/25/28		400	400,485
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%
3.256%(c)	09/25/48		1,380	1,377,340
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.232%(cc)	02/25/34		151	151,355
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-01, Class 3A
5.000%	03/25/20		17	16,618

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $49,138,465)				49,189,237

SOVEREIGN BONDS — 0.9%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		3,350	3,199,384
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		175	173,250
4.375%	07/12/21		500	507,500
7.375%	09/18/37		625	755,937
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		1,040	977,418
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20		400	411,675
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	384,668
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
6.375%	03/29/21		2,280	2,406,175
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	1,500	1,828,447
4.450%	02/11/24		505	507,620
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24		950	1,012,797

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24	EUR	2,100	$2,432,123
4.750%	01/08/26		540	547,071
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21		800	784,786
2.125%	10/25/23		1,400	1,341,223
2.625%	04/20/22		2,000	1,975,008
Sr. Unsec’d. Notes, EMTN
2.125%	04/13/21		200	196,196
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		566	563,362
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		606	550,854
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25		600	594,306
4.000%	09/22/24		515	519,383
4.500%	04/16/50		475	454,812
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		1,105	1,117,520
5.103%	04/23/48		1,220	1,281,305
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21		1,325	1,275,384
2.875%	03/04/23		1,785	1,715,824
4.000%	04/17/25		1,035	1,025,865
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22		1,800	1,766,185
3.250%	06/01/23		800	805,726
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20		1,710	1,742,911
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55		770	732,278
5.100%	06/18/50		680	667,420

TOTAL SOVEREIGN BONDS (cost $34,957,785)				34,254,413

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.0%
Federal Home Loan Bank
5.500%	07/15/36(k)		1,080	1,388,637
Federal Home Loan Mortgage Corp.
2.000%	01/01/32		1,099	1,051,203
2.500%	03/01/30		590	579,059
3.000%	10/01/28		461	462,375
3.000%	06/01/29		1,092	1,092,999
3.000%	01/01/37		615	607,806
3.000%	01/01/43		1,164	1,143,759
3.000%	07/01/43		2,288	2,247,552
3.000%	01/01/47		8,445	8,233,087
3.500%	TBA		3,000	2,998,273
3.500%	TBA		16,500	16,480,192
3.500%	03/01/42		704	709,088

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/01/42	418		$421,238
3.500%	01/01/47	1,406		1,408,424
4.000%	TBA	10,500		10,704,053
4.000%	06/01/26	690		708,063
4.000%	09/01/26	342		351,330
4.000%	10/01/39	908		933,561
4.000%	12/01/40	458		471,575
4.000%	10/01/41	475		488,611
4.000%	01/01/42	177		182,574
4.000%	10/01/45	760		775,974
4.000%	07/01/48	13,533		13,799,940
4.000%	10/01/48	11,549		11,775,656
4.500%	02/01/19	—	(r)	7
4.500%	07/01/19	13		13,025
4.500%	07/01/20	24		24,619
4.500%	09/01/39	336		351,917
4.500%	10/01/39	1,942		2,032,830
4.500%	12/01/39	582		609,832
4.500%	07/01/41	287		299,626
4.500%	07/01/41	1,894		1,983,506
4.500%	08/01/41	138		142,810
4.500%	08/01/41	243		252,656
4.500%	08/01/41	584		611,263
4.500%	10/01/41	152		157,374
4.500%	10/01/46	398		412,328
4.500%	12/01/47	2,338		2,422,069
5.000%	05/01/34	26		27,800
5.000%	05/01/34	267		283,361
5.000%	08/01/35	26		27,897
5.000%	09/01/35	35		36,827
5.000%	10/01/36	41		43,029
5.000%	05/01/37	27		28,495
5.000%	07/01/37	533		565,102
5.000%	09/01/38	64		67,826
5.000%	09/01/38	67		70,565
5.000%	09/01/38	77		81,892
5.000%	02/01/39	25		26,663
5.000%	06/01/39	69		73,300
5.500%	02/01/34	35		36,931
5.500%	04/01/34	322		340,884
5.500%	06/01/34	142		153,535
5.500%	06/01/34	168		181,269
5.500%	05/01/37	57		61,050
5.500%	02/01/38	465		498,474
5.500%	05/01/38	85		90,781
5.500%	07/01/38	413		441,250
6.000%	03/01/32	233		252,307
6.000%	12/01/33	53		56,937
6.000%	07/01/36	4		4,539
6.000%	12/01/36	10		10,819
6.000%	05/01/37	15		16,539
6.000%	12/01/37	36		39,596
6.000%	01/01/38	4		4,330
6.000%	01/01/38	17		18,891
6.000%	01/01/38	379		413,298
6.000%	10/01/38	83		90,949
6.000%	08/01/39	51		55,585
6.750%	03/15/31	500		679,810

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	01/01/31	27	$30,405
7.000%	06/01/31	31	33,509
7.000%	09/01/31	4	4,603
7.000%	10/01/31	51	57,960
7.000%	10/01/32	31	32,636
Federal National Mortgage Assoc.
2.000%	08/01/31	1,541	1,475,199
2.500%	01/01/28	1,308	1,290,372
2.500%	10/01/43	1,089	1,032,534
2.500%	12/01/46	1,967	1,857,504
3.000%	02/01/27	2,018	2,023,961
3.000%	08/01/30	1,220	1,218,973
3.000%	11/01/36	3,204	3,169,117
3.000%	12/01/42	1,392	1,368,635
3.000%	12/01/42	2,157	2,121,978
3.000%	11/01/46	398	388,046
3.000%	03/01/47	1,473	1,436,728
3.500%	TBA	3,500	3,542,041
3.500%	TBA	7,750	7,742,782
3.500%	11/01/32	502	508,889
3.500%	02/01/33	1,705	1,726,161
3.500%	06/01/39	741	744,929
3.500%	01/01/42	7,085	7,140,782
3.500%	05/01/42	3,577	3,605,351
3.500%	07/01/42	934	941,343
3.500%	08/01/42	394	397,020
3.500%	08/01/42	1,194	1,202,863
3.500%	09/01/42	1,053	1,061,159
3.500%	09/01/42	1,869	1,883,872
3.500%	11/01/42	685	690,390
3.500%	03/01/43	3,539	3,566,874
3.500%	04/01/43	658	663,290
3.500%	04/01/43	1,676	1,689,485
3.500%	07/01/43	309	310,961
3.500%	06/01/45	7,938	7,966,778
4.000%	TBA	21,500	21,916,562
4.000%	12/01/36	1,267	1,306,210
4.000%	10/01/41	3,758	3,864,580
4.000%	09/01/44	3,305	3,376,173
4.000%	06/01/47	1,951	1,989,312
4.000%	11/01/47	1,264	1,295,142
4.500%	07/01/33	57	59,576
4.500%	08/01/33	15	15,191
4.500%	09/01/33	50	52,103
4.500%	10/01/33	151	156,970
4.500%	03/01/34	40	41,979
4.500%	01/01/35	3	3,227
4.500%	07/01/39	998	1,045,137
4.500%	08/01/39	762	798,237
4.500%	09/01/39	544	569,878
4.500%	12/01/39	6	5,892
4.500%	03/01/41	1,833	1,919,665
4.500%	07/01/42	158	165,334
5.000%	TBA	5,750	6,022,676
5.000%	03/01/34	271	288,143
5.000%	04/01/35	652	692,005
5.000%	06/01/35	159	168,350
5.000%	07/01/35	117	122,656

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/35	158	$167,354
5.000%	09/01/35	88	93,203
5.000%	11/01/35	113	120,340
5.000%	02/01/36	90	95,257
5.500%	02/01/33	147	156,606
5.500%	08/01/33	210	226,498
5.500%	10/01/33	58	62,944
5.500%	12/01/33	62	67,127
5.500%	12/01/34	159	171,096
5.500%	10/01/35	653	697,988
5.500%	03/01/36	52	55,250
5.500%	04/01/36	116	124,359
5.500%	01/01/37	79	84,852
5.500%	04/01/37	42	45,385
5.500%	05/01/37	257	276,948
5.500%	08/01/37	309	333,213
6.000%	05/01/21	51	52,374
6.000%	10/01/33	272	292,574
6.000%	11/01/33	31	33,675
6.000%	11/01/33	35	37,681
6.000%	01/01/34	274	299,232
6.000%	02/01/34	122	132,901
6.000%	03/01/34	2	2,553
6.000%	03/01/34	14	15,238
6.000%	03/01/34	44	47,709
6.000%	11/01/34	40	42,435
6.000%	01/01/35	67	72,605
6.000%	01/01/35	180	195,062
6.000%	02/01/35	3	3,533
6.000%	02/01/35	112	119,794
6.000%	02/01/35	240	264,894
6.000%	04/01/35	20	22,092
6.000%	12/01/35	160	171,260
6.000%	05/01/36	42	46,007
6.000%	06/01/36	35	37,874
6.000%	02/01/37	83	90,700
6.000%	06/01/37	40	43,739
6.000%	05/01/38	219	237,209
6.250%	05/15/29(k)	1,935	2,481,390
6.500%	09/01/32	1	1,217
6.500%	09/01/32	9	10,118
6.500%	09/01/32	14	14,977
6.500%	09/01/32	45	48,810
6.500%	09/01/32	47	51,525
6.500%	10/01/32	49	53,842
6.500%	04/01/33	74	83,162
6.500%	11/01/33	22	24,343
6.500%	01/01/34	45	48,522
6.500%	09/01/34	60	64,678
6.500%	10/01/34	104	113,310
6.500%	09/01/36	139	156,669
6.500%	10/01/36	42	47,151
6.500%	11/01/36	39	42,144
6.500%	01/01/37	41	43,599
6.500%	01/01/37	112	121,505
6.500%	09/01/37	19	21,705
6.625%	11/15/30(k)	550	737,235
7.000%	02/01/32	33	35,952

SEE NOTES TO FINANCIAL STATEMENTS.

A95

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	05/01/32		17	$18,992
7.000%	06/01/32		14	15,889
7.000%	07/01/32		59	65,291
7.125%	01/15/30	(k)	3,600	4,954,777
Government National Mortgage Assoc.
2.500%	12/20/46		1,076	1,030,960
3.000%	03/15/45		1,365	1,345,817
3.000%	11/20/45		1,527	1,508,090
3.000%	03/20/46		10,199	10,068,200
3.000%	07/20/46		3,987	3,932,810
3.000%	12/20/46		1,467	1,445,748
3.000%	02/20/47		2,980	2,937,045
3.500%	TBA		15,250	15,344,121
3.500%	12/20/42		2,208	2,233,128
3.500%	05/20/43		452	457,198
3.500%	03/20/45		2,034	2,050,355
3.500%	04/20/45		2,867	2,890,682
3.500%	07/20/46		10,356	10,429,399
4.000%	TBA		6,500	6,650,059
4.000%	06/15/40		201	206,960
4.000%	05/20/41		357	368,687
4.000%	12/20/42		733	756,953
4.000%	08/20/44		357	367,024
4.000%	11/20/45		2,049	2,113,495
4.000%	12/20/45		2,160	2,228,046
4.000%	11/20/46		529	545,359
4.500%	TBA		9,000	9,312,715
4.500%	04/15/40		870	908,353
4.500%	01/20/41		1,549	1,625,109
4.500%	02/20/41		987	1,035,864
4.500%	06/20/44		1,076	1,130,296
4.500%	09/20/46		675	707,713
4.500%	11/20/46		1,340	1,409,520
4.500%	03/20/47		1,406	1,468,560
5.000%	10/20/37		137	144,025
5.000%	04/20/45		958	1,012,142
5.500%	11/15/32		84	90,475
5.500%	02/15/33		67	72,850
5.500%	08/15/33		123	131,162
5.500%	08/15/33		167	177,724
5.500%	09/15/33		77	81,217
5.500%	09/15/33		86	92,729
5.500%	10/15/33		86	93,299
5.500%	12/15/33		17	18,048
5.500%	04/15/34		380	412,702
5.500%	07/15/35		74	79,851
5.500%	02/15/36		120	129,255
6.000%	02/15/33		3	3,172
6.000%	04/15/33		19	20,496
6.000%	09/15/33		22	23,409
6.000%	12/15/33		41	44,401
6.000%	12/15/33		128	137,180
6.000%	01/15/34		22	23,868
6.000%	01/15/34		36	39,799
6.000%	06/20/34		83	89,885
6.000%	07/15/34		179	194,093
6.000%	10/15/34		201	217,714
6.500%	10/15/23		1	1,097

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	12/15/23		4		$4,459
6.500%	01/15/24		2		1,766
6.500%	01/15/24		2		2,023
6.500%	01/15/24		5		5,044
6.500%	01/15/24		16		17,326
6.500%	01/15/24		21		22,643
6.500%	01/15/24		59		63,933
6.500%	02/15/24		—	(r)	375
6.500%	02/15/24		1		689
6.500%	02/15/24		3		3,556
6.500%	02/15/24		4		3,951
6.500%	02/15/24		4		4,495
6.500%	02/15/24		9		9,510
6.500%	02/15/24		12		12,704
6.500%	02/15/24		13		13,764
6.500%	02/15/24		19		19,979
6.500%	02/15/24		31		33,189
6.500%	03/15/24		9		9,344
6.500%	04/15/24		2		2,147
6.500%	04/15/24		2		2,295
6.500%	04/15/24		2		2,550
6.500%	04/15/24		3		2,696
6.500%	04/15/24		5		4,902
6.500%	04/15/24		5		4,966
6.500%	04/15/24		13		14,414
6.500%	05/15/24		—	(r)	75
6.500%	05/15/24		14		14,712
6.500%	05/15/24		16		17,098
6.500%	10/15/24		20		21,798
6.500%	12/15/30		8		8,659
6.500%	01/15/32		23		25,432
6.500%	02/15/32		17		18,597
6.500%	07/15/32		47		50,557
6.500%	08/15/32		6		6,473
6.500%	08/15/32		8		8,933
6.500%	08/15/32		29		31,018
6.500%	08/15/32		216		246,766
6.500%	06/15/35		5		5,771
6.500%	06/15/35		42		46,343
6.500%	07/15/35		7		7,680
8.000%	01/15/24		8		7,928
8.000%	04/15/25		6		6,311

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $307,448,753)					306,833,644

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds
3.000%	08/15/48		500		497,637
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	04/15/23		25,267		24,847,696
2.375%	01/15/27		23,317		25,739,964
U.S. Treasury Notes
2.625%	12/15/21		6,860		6,890,816
U.S. Treasury Strips Coupon
2.184%(s)	02/15/28	(k)	615		477,666

SEE NOTES TO FINANCIAL STATEMENTS.

A96

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.241%(s) 05/15/28(k)		2,553	$1,966,633

TOTAL U.S. TREASURY OBLIGATIONS (cost $60,956,915)			60,420,412

TOTAL LONG-TERM INVESTMENTS (cost $3,389,011,356)			3,623,047,508

	Shares

SHORT-TERM INVESTMENTS — 9.0%
AFFILIATED MUTUAL FUNDS — 8.9%
PGIM Core Short-Term Bond Fund(w)	8,359,807	76,993,820
PGIM Core Ultra Short Bond Fund(w)	219,948,136	219,948,136
PGIM Institutional Money Market Fund (cost $42,949,975; includes $42,882,005 of cash collateral for securities on loan)(b)(w)	42,953,797	42,949,501

TOTAL AFFILIATED MUTUAL FUNDS (cost $343,453,901)		339,891,457

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.1%
Ford Motor Credit Co. LLC
3.201%	04/09/19	2,310	2,288,745

(cost $2,290,317)

U.S. TREASURY OBLIGATION(n) — 0.0%
U.S. Treasury Bills
2.376%(s) 03/21/19(k)		150	149,239

(cost $149,232)
OPTIONS PURCHASED*~ — 0.0% (cost $23,424)			495,656

TOTAL SHORT-TERM INVESTMENTS (cost $345,916,874)			342,825,097

TOTAL INVESTMENTS — 103.5% (cost $3,734,928,230)			3,965,872,605
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.5)%			(132,345,720)

NET ASSETS — 100.0%			$3,833,526,885

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,825,877 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,999,105; cash collateral of $42,882,005 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)

Rate shown reflects yield to maturity at purchased date. (r) Principal or notional amount is less than $500 par. (s) Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(rr)	Perpetual security with no stated maturity date.

(w)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund. (z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	600	$3,501
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	900	5,500
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	3,379	31,120
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	3,285	30,277
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	8,212	72,510
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	16,302	156,151

SEE NOTES TO FINANCIAL STATEMENTS.

A97

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	16,540	$162,601
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	3,285	33,996

Total Options Purchased (cost $23,424)							$495,656

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
876	2 Year U.S. Treasury Notes	Mar. 2019	$185,985,750	$1,139,780
1,878	5 Year U.S. Treasury Notes	Mar. 2019	215,383,125	3,051,558
109	10 Year U.S. Ultra Treasury Notes	Mar. 2019	14,178,516	104,067
851	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	136,718,469	6,677,479
8	Mini MSCI EAFE Index	Mar. 2019	686,400	(16,402)

				10,956,482

Short Positions:
830	10 Year U.S. Treasury Notes	Mar. 2019	101,272,969	(1,273,227)
456	20 Year U.S. Treasury Bonds	Mar. 2019	66,576,000	(2,915,148)

				(4,188,375)

				$6,768,107

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR 3,365	$3,833,538	$3,864,061	$—	$(30,523)
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR 3,365	3,808,466	3,864,062	—	(55,596)

			$7,642,004	$7,728,123	$—	$(86,119)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.31.V1	12/20/28	1.000	%(Q)	39,000	$230,699	$1,013,909	$783,210

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
135,500	01/14/19	—	(3)	—	(3)	$(56,536)	$—	$(56,536)	JPMorgan Securities LLC
64,600	01/14/19	—	(4)	—	(4)	(17,587)	—	(17,587)	Citigroup Global Markets Inc.

						$(74,123)	$—	$(74,123)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays or receives payment based on CMM102 minus 7 year CMT minus 1.337% upon termination.

(4)	The Portfolio pays or receives payment based on CMM102 minus 7 year CMT minus 1.395% upon termination.

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
10,920	12/19/23	1.900	%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(69,315)	$(69,315)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 3,905	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	$19,571	$(48,620)	$(68,191)
65,090	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(23,719)	503,393	527,112
14,410	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(7,440)	109,157	116,597
23,180	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	6,555	157,377	150,822
37,520	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	22,844	259,513	236,669
17,170	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	4,725	85,858	81,133
7,195	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	78	24,688	24,610
2,555	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(5)	5,814	5,819
24,360	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(94,723)	(94,723)
685	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(2,964)	(2,964)
610	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	15,664	15,664
20,135	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	49,779	341,869	292,090
14,985	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	46,829	216,421	169,592
10,320	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(108,623)	(108,623)
4,710	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(50,060)	(50,060)
6,432	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(4,468)	(151,870)	(147,402)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
3,575	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	$—	$(106,901)	$(106,901)
4,870	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	3,842	(146,986)	(150,828)
16,149	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	1,001	(491,744)	(492,745)
36,240	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	294,382	789,414	495,032
8,033	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	90,939	324,309	233,370
1,575	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,998	53,808	51,810
1,325	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	38,013	38,013
4,595	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(2,908)	92,512	95,420
1,580	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	67,297	67,297
655	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	18,379	18,379
6,964	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(15,129)	(105,026)	(89,897)
11,635	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(50,614)	(131,236)	(80,622)
290	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	9,624	9,624

				$438,260	$1,674,357	$1,236,097

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(74,123)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$—	$10,345,286
Goldman Sachs & Co. LLC	—	149,239

Total	$—	$10,494,525

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,157,859,037	$31,516,611	$—
Exchange Traded Fund	122,733	—	—
Preferred Stocks	581,460	59,377	—
Rights	7,721	—	—
Asset-Backed Securities
Automobiles	—	60,748,334	—
Collateralized Loan Obligations	—	100,364,516	—
Consumer Loans	—	9,482,700	—

SEE NOTES TO FINANCIAL STATEMENTS.

A100

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Credit Cards	$—	$17,038,755	$—
Equipment	—	10,268,879	—
Home Equity Loans	—	5,140,253	—
Other	—	2,212,505	—
Residential Mortgage-Backed Securities	—	25,194,915	1,200,000
Student Loans	—	25,079,166	—
Commercial Mortgage-Backed Securities	—	289,347,942	—
Corporate Bonds	—	417,114,983	—
Municipal Bonds	—	19,009,915	—
Residential Mortgage-Backed Securities	—	44,489,237	4,700,000
Sovereign Bonds	—	34,254,413	—
U.S. Government Agency Obligations	—	306,833,644	—
U.S. Treasury Obligations	—	60,569,651	—
Affiliated Mutual Funds	339,891,457	—	—
Commercial Paper	—	2,288,745	—
Options Purchased	—	495,656	—
Other Financial Instruments*
Futures Contracts	6,768,107	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(86,119)	—
Centrally Cleared Credit Default Swap Agreement	—	783,210	—
OTC Forward Rate Agreements	—	—	(74,123)
Centrally Cleared Inflation Swap Agreement	—	(69,315)	—
Centrally Cleared Interest Rate Swap Agreements	—	1,236,097	—

Total	$2,505,230,515	$1,463,374,070	$5,825,877

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	8.9%
U.S. Government Agency Obligations	8.0
Commercial Mortgage-Backed Securities	7.5
Banks	7.2
Pharmaceuticals	4.3
Software	4.0
Oil, Gas & Consumable Fuels	3.0
Interactive Media & Services	2.7
Collateralized Loan Obligations	2.6
IT Services	2.4
Technology Hardware, Storage & Peripherals	2.4
Internet & Direct Marketing Retail	2.2
Residential Mortgage-Backed Securities	2.0
Health Care Providers & Services	1.8
Semiconductors & Semiconductor Equipment	1.7
Biotechnology	1.7
Diversified Telecommunication Services	1.7
Automobiles	1.6
U.S. Treasury Obligations	1.6
Insurance	1.5
Health Care Equipment & Supplies	1.5
Media	1.4
Capital Markets	1.3
Aerospace & Defense	1.2
Equity Real Estate Investment Trusts (REITs)	1.2

Chemicals	1.2%
Beverages	1.1
Communications Equipment	1.1
Food Products	1.1
Diversified Financial Services	1.0
Electric	1.0
Life Sciences Tools & Services	1.0
Machinery	0.9
Specialty Retail	0.9
Road & Rail	0.9
Sovereign Bonds	0.9
Airlines	0.9
Electric Utilities	0.8
Entertainment	0.7
Textiles, Apparel & Luxury Goods	0.7
Multiline Retail	0.7
Industrial Conglomerates	0.7
Food & Staples Retailing	0.7
Student Loans	0.7
Hotels, Restaurants & Leisure	0.6
Consumer Finance	0.6
Household Products	0.6
Auto Manufacturers	0.5
Oil & Gas	0.5
Municipal Bonds	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A101

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Independent Power & Renewable Electricity Producers	0.5%
Credit Cards	0.4
Real Estate Management & Development	0.4
Tobacco	0.4
Electronic Equipment, Instruments & Components	0.4
Pipelines	0.4
Foods	0.3
Equipment	0.3
Telecommunications	0.3
Metals & Mining	0.3
Consumer Loans	0.2
Air Freight & Logistics	0.2
Distributors	0.2
Retail	0.2
Professional Services	0.2
Multi-Utilities	0.2
Gas Utilities	0.2
Personal Products	0.2
Building Products	0.2
Healthcare-Services	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.1
Multi-National	0.1
Home Equity Loans	0.1
Oil & Gas Services	0.1
Trading Companies & Distributors	0.1
Transportation Infrastructure	0.1
Construction & Engineering	0.1
Agriculture	0.1
Computers	0.1
Thrifts & Mortgage Finance	0.1
Commercial Services	0.1
Gas	0.1
Commercial Paper	0.1
Other	0.1
Building Materials	0.1

Energy Equipment & Services	0.1%
Forest Products & Paper	0.1
Electrical Equipment	0.1
Semiconductors	0.1
Transportation	0.1
Housewares	0.1
Containers & Packaging	0.0	*
Lodging	0.0	*
Miscellaneous Manufacturing	0.0	*
Savings & Loans	0.0	*
Packaging & Containers	0.0	*
Mining	0.0	*
Wireless Telecommunication Services	0.0	*
Machinery-Diversified	0.0	*
Home Builders	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Auto Components	0.0	*
Leisure Products	0.0	*
Electronics	0.0	*
Household Durables	0.0	*
Options Purchased	0.0	*
Healthcare-Products	0.0	*
Exchange Traded Fund	0.0	*
Construction Materials	0.0	*
Paper & Forest Products	0.0	*
Commercial Services & Supplies	0.0	*
Marine	0.0	*

	103.5
Liabilities in excess of other assets	(3.5)

	100.0%

*	Less than +/-0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation
Credit contracts	margin swaps	$783,210	*	—	$—
				Due from/to broker-variation
Equity contracts	—	—		margin futures	16,402	*
Equity contracts	Unaffiliated investments	7,721		—	—
				Unrealized depreciation on OTC
				forward foreign currency
Foreign exchange contracts	—	—		exchange contracts	86,119
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin futures	10,972,884	*	margin futures	4,188,375	*

SEE NOTES TO FINANCIAL STATEMENTS.

A102

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin swaps	$2,629,053	*	margin swaps	$1,462,271	*
Interest rate contracts	Unaffiliated investments	495,656		—	—
				Unrealized depreciation on OTC
Interest rate contracts	—	—		forward rate agreements	74,123

		$14,888,524			$5,827,290

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(296,252)
Equity contracts	6,097	—	—	(194,862)	—	—	—
Foreign exchange contracts	—	—	—	—	435,275	—	—
Interest rate contracts	—	(425,724)	31,232	(11,993,171)	—	(77,423)	2,108,239

Total	$6,097	$(425,724)	$31,232	$(12,188,033)	$435,275	$(77,423)	$1,811,987

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$783,210
Equity contracts	(183)	—	(28,444)	—	—	—
Foreign exchange contracts	—	—	—	(30,113)	—	—
Interest rate contracts	—	472,232	7,613,429	—	(74,123)	469,667

Total	$(183)	$472,232	$7,584,985	$(30,113)	$(74,123)	$1,252,877

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$74,516	$102,400	$566,721,911	$155,569,000

Forward Foreign Currency Exchange Contracts—Sold(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements_ Buy Protection(2)
$5,833,784	$91,340,000	$1,221,461,926	$15,600,000

SEE NOTES TO FINANCIAL STATEMENTS.

A103

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$696,000	$3,560,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$41,999,105	$(41,999,105)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$391,262	$—	$391,262	$(331,782)	$59,480
Barclays Bank PLC	100,893	—	100,893	—	100,893
Citigroup Global Markets Inc.	—	(17,587)	(17,587)	—	(17,587)
JPMorgan Securities LLC	—	(56,536)	(56,536)	—	(56,536)
Morgan Stanley & Co. International PLC	3,501	(86,119)	(82,618)	—	(82,618)

	$495,656	$(160,242)	$335,414	$(331,782)	$3,632

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $41,999,105:
Unaffiliated investments (cost $3,391,474,329)	$3,625,981,147
Affiliated investments (cost $343,453,901)	339,891,457
Foreign currency, at value (cost $261,140)	261,716
Receivable for investments sold	44,822,393
Dividends and interest receivable	11,728,905
Tax reclaim receivable	616,603
Due from broker-variation margin futures	584,774
Receivable for Portfolio shares sold	208,113
Receivable from affiliate	7,150
Prepaid expenses	31,179

Total Assets	4,024,133,437

LIABILITIES
Payable for investments purchased	144,047,475
Payable to broker for collateral for securities on loan	42,882,005
Management fee payable.	1,988,219
Accrued expenses and other liabilities	465,382
Due to broker-variation margin swaps	423,842
Payable for Portfolio shares repurchased	382,598
Payable to affiliate	255,809
Unrealized depreciation on OTC forward foreign currency exchange contracts	86,119
Unrealized depreciation on OTC forward rate agreements	74,123
Affiliated transfer agent fee payable	980

Total Liabilities	190,606,552

NET ASSETS	$3,833,526,885

Net assets were comprised of:
Partners Equity	$3,833,526,885

Net asset value and redemption price per share, $3,833,526,885 / 133,916,432 outstanding shares of beneficial interest	$28.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $160,238, of which $22,701 is reimbursable by an affiliate)	$50,181,582
Interest income (net of $4,885 foreign withholding tax)	41,147,562
Affiliated dividend income.	7,089,136
Income from securities lending, net (including affiliated income of $232,409)	237,191

Total income	98,655,471

EXPENSES
Management fee	24,944,348
Custodian and accounting fees	448,448
Shareholders’ reports	390,610
Trustees’ fees.	52,693
Audit fee	46,934
Legal fees and expenses	23,192
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	129,133

Total expenses.	26,046,040

NET INVESTMENT INCOME (LOSS)	72,609,431

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,610,670))	245,393,888
Futures transactions	(12,188,033)
Forward rate agreement transactions	(77,423)
Forward currency contract transactions	435,275
Options written transactions	31,232
Swap agreements transactions	1,811,987
Foreign currency transactions	303,510

235,710,436

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,968,522)	(481,310,379)
Futures	7,584,985
Forward rate agreements	(74,123)
Forward currency contracts	(30,113)
Swap agreements	1,252,877
Foreign currencies.	(5,625)

(472,582,378)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(236,871,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(164,262,511)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$72,609,431	$65,564,001
Net realized gain (loss) on investment and foreign currency transactions	235,710,436	297,648,108
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(472,582,378)	201,322,947

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(164,262,511)	564,535,056

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [233,974 and 218,250 shares, respectively]	7,057,478	6,080,347
Portfolio shares repurchased [7,894,348 and 8,310,120 shares, respectively]	(239,041,615)	(230,747,682)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(231,984,137)	(224,667,335)

CAPITAL CONTRIBUTIONS.	72,588

TOTAL INCREASE (DECREASE)	(396,174,060)	339,867,721
NET ASSETS:
Beginning of year.	4,229,700,945	3,889,833,224

End of year	$3,833,526,885	$4,229,700,945

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 96.7%		Value
COMMON STOCKS — 96.1%	Shares
Australia — 2.4%
AGL Energy Ltd.	66,200	$958,446
Aristocrat Leisure Ltd.	110,320	1,693,366
Ausdrill Ltd.	123,200	103,384
Bendigo & Adelaide Bank Ltd.	126,100	956,695
BHP Group PLC	157,823	3,346,857
Caltex Australia Ltd.	26,000	465,526
Coca-Cola Amatil Ltd.	166,300	958,365
CSL Ltd.	29,289	3,830,185
CSR Ltd.	334,900	661,185
Fortescue Metals Group Ltd.	201,900	595,507
Harvey Norman Holdings Ltd.(a)	247,700	549,816
Inghams Group Ltd.*(a)	268,900	780,453
LendLease Group	101,800	831,696
Macquarie Group Ltd.	49,695	3,795,460
Metcash Ltd.	412,500	710,620
Mineral Resources Ltd.	64,000	697,836
Myer Holdings Ltd.*	567,600	165,318
Qantas Airways Ltd.	387,619	1,578,843
Rio Tinto Ltd.	26,000	1,434,767

		24,114,325

Austria — 0.2%
OMV AG	28,000	1,227,808
voestalpine AG	28,800	865,959

		2,093,767

Belgium — 0.4%
AGFA-Gevaert NV*	49,600	189,245
Bekaert SA	13,500	326,664
KBC Group NV	45,401	2,958,642
UCB SA	8,900	727,400

		4,201,951

Canada — 3.0%
Brookfield Asset Management, Inc. (Class A Stock)(a)	96,758	3,710,669
Canadian National Railway Co.	56,046	4,150,902
Canadian Natural Resources Ltd.	88,050	2,124,647
Canadian Pacific Railway Ltd.	6,559	1,165,010
Dollarama, Inc.	73,603	1,750,578
Magna International, Inc.	65,850	2,992,882
Rogers Communications, Inc. (Class B Stock)	63,912	3,275,186
Suncor Energy, Inc.	76,585	2,139,017
Toronto-Dominion Bank (The)	82,010	4,076,471
TransCanada Corp.	134,652	4,807,076

		30,192,438

China — 2.0%
Alibaba Group Holding Ltd., ADR*(a)	70,209	9,623,548
China Merchants Bank Co. Ltd. (Class H Stock)	902,500	3,311,924
China Resources Cement Holdings Ltd.	1,234,000	1,110,064
NetEase, Inc., ADR	11,127	2,618,962

COMMON STOCKS (continued)	Shares	Value
China (continued)
Tencent Holdings Ltd.	81,100	$3,246,121
Xinyi Solar Holdings Ltd.	1,870,000	655,421

		20,566,040

Denmark — 0.9%
Coloplast A/S (Class B Stock)	33,692	3,133,111
Danske Bank A/S	61,200	1,215,347
DFDS A/S	11,300	455,786
Orsted A/S, 144A	57,028	3,821,596

		8,625,840

Finland — 0.2%
Nordea Bank Abp(a)	83,600	704,325
UPM-Kymmene OYJ	57,300	1,461,411

		2,165,736

France — 4.7%
Airbus SE	37,961	3,660,261
Arkema SA	23,575	2,028,162
Atos SE	4,900	401,349
AXA SA	46,300	1,002,395
BNP Paribas SA	23,200	1,051,168
Capgemini SE	33,231	3,314,018
Cie Generale des Etablissements Michelin SCA	12,000	1,193,255
CNP Assurances	46,700	991,970
Credit Agricole SA	78,500	850,396
Engie SA	50,000	718,208
LVMH Moet Hennessy Louis Vuitton SE	13,775	4,082,857
Natixis SA	146,400	691,491
Orange SA	101,700	1,653,683
Renault SA	12,300	770,303
Safran SA	35,945	4,345,950
Sanofi	50,200	4,354,101
SCOR SE	12,100	546,226
Societe Generale SA	28,600	915,545
TOTAL SA	114,941	6,082,439
TOTAL SA, ADR(a)	159,400	8,317,492
Valeo SA	8,300	243,254

		47,214,523

Germany — 2.1%
Allianz SE	8,500	1,712,406
Aurubis AG	10,800	537,605
BASF SE	25,900	1,817,893
Bayerische Motoren Werke AG	14,800	1,203,906
Covestro AG, 144A	26,100	1,298,570
Daimler AG	27,600	1,456,395
Deutsche Lufthansa AG	54,200	1,231,441
Deutsche Post AG	18,500	508,119
Evonik Industries AG	36,500	915,206
Infineon Technologies AG	92,428	1,850,642
METRO AG	46,000	708,386
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,300	1,159,903
Rational AG	3,533	2,014,775

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Rheinmetall AG	7,300	$648,331
SAP SE	32,771	3,280,983
Volkswagen AG	7,400	1,182,778

		21,527,339

Hong Kong — 1.1%
AIA Group Ltd.	671,400	5,567,215
Kingboard Holdings Ltd.	216,000	576,092
Lee & Man Paper Manufacturing Ltd.	1,244,000	1,047,849
PAX Global Technology Ltd.	933,000	337,939
Skyworth Digital Holdings Ltd.	1,072,000	231,722
WH Group Ltd., 144A	1,914,500	1,473,752
Wheelock & Co. Ltd.	67,000	383,220
Yue Yuen Industrial Holdings Ltd.	296,500	947,976

		10,565,765

India — 0.3%
HDFC Bank Ltd., ADR	30,654	3,175,448

Ireland — 0.4%
Kingspan Group PLC	71,995	3,093,868
Smurfit Kappa Group PLC	35,200	938,874

		4,032,742

Israel — 0.1%
Bank Hapoalim BM	91,200	576,127
Teva Pharmaceutical Industries Ltd.*	36,100	563,611

		1,139,738

Italy — 0.6%
A2A SpA	782,400	1,412,364
Astaldi SpA*(a)	33,900	20,246
Enel SpA	470,000	2,729,287
Leonardo SpA	74,400	657,013
Mediobanca Banca di Credito Finanziario SpA	87,600	744,038

		5,562,948

Japan — 6.1%
AGC, Inc.	18,100	569,896
Aisan Industry Co. Ltd.	68,400	460,076
Aisin Seiki Co. Ltd.	14,000	481,663
Daikin Industries Ltd.	24,300	2,579,738
Dowa Holdings Co. Ltd.	21,700	647,188
Enplas Corp.	11,200	276,780
Fujikura Ltd.	200,200	791,972
Hazama Ando Corp.	85,900	565,761
Hitachi Capital Corp.	28,500	599,786
Hitachi High-Technologies Corp.	17,300	540,252
Isuzu Motors Ltd.	78,200	1,098,774
ITOCHU Corp.	102,900	1,747,630
Japan Airlines Co. Ltd.	28,000	992,317
Japan Aviation Electronics Industry Ltd.	46,000	526,763
Kaneka Corp.	14,800	529,936
KDDI Corp.	117,600	2,810,519
Keihin Corp.	54,300	907,927
Keiyo Bank Ltd. (The)	76,500	490,649
Keyence Corp.	8,900	4,503,909
Konica Minolta, Inc.	87,900	792,791

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Lintec Corp.	30,000	$643,890
Marubeni Corp.	173,200	1,213,566
Mazda Motor Corp.	56,700	583,175
Mitsubishi Gas Chemical Co., Inc.	46,900	704,587
Mitsubishi UFJ Financial Group, Inc.	248,600	1,217,996
Mitsubishi UFJ Lease & Finance Co. Ltd.	165,800	795,388
Mitsui Chemicals, Inc.	31,500	710,377
Mitsui Sugar Co. Ltd.	25,400	643,111
Mixi, Inc.	17,800	372,541
Mizuho Financial Group, Inc.	597,700	927,160
Nippon Telegraph & Telephone Corp.	69,300	2,823,394
Nishi-Nippon Financial Holdings, Inc.	48,600	419,998
Nissan Motor Co. Ltd.	161,600	1,293,703
Nisshinbo Holdings, Inc.	45,400	342,655
Nitori Holdings Co. Ltd.	20,300	2,538,644
NTN Corp.	275,500	790,077
NTT DOCOMO, Inc.	24,800	558,379
ORIX Corp.	217,500	3,167,697
Resona Holdings, Inc.	355,300	1,710,467
Sawai Pharmaceutical Co. Ltd.	9,200	439,656
Shiseido Co. Ltd.(a)	52,600	3,292,224
SKY Perfect JSAT Holdings, Inc.	151,000	643,643
Sompo Holdings, Inc.	23,100	782,491
Sumitomo Forestry Co. Ltd.	50,100	654,874
Sumitomo Heavy Industries Ltd.	30,900	919,180
Sumitomo Mitsui Financial Group, Inc.	33,900	1,124,535
Suzuki Motor Corp.	46,700	2,359,688
Teijin Ltd.	67,300	1,075,152
Toagosei Co. Ltd.	53,700	590,845
Toho Holdings Co. Ltd.	13,500	330,802
Tokyo Electron Ltd.	7,300	829,898
Towa Pharmaceutical Co. Ltd.	9,400	656,067
Toyo Tire Corp.	35,200	438,263
Toyoda Gosei Co. Ltd.	33,200	651,574
Toyota Motor Corp.	15,730	913,150
Tsubakimoto Chain Co.	17,000	555,565
Ube Industries Ltd.	30,100	609,254
Ulvac, Inc.	12,700	366,321
Yokohama Rubber Co. Ltd. (The)	45,000	842,313

		61,446,627

Liechtenstein — 0.0%
VP Bank AG	1,765	254,328

Luxembourg — 0.1%
Tenaris SA	127,241	1,376,524

Macau — 0.3%
Galaxy Entertainment Group Ltd	422,000	2,661,048

Netherlands — 2.5%
ABN AMRO Group NV, CVA, 144A	45,300	1,066,934
Adyen NV, 144A*	1,253	686,019
Aegon NV	95,000	445,631
BE Semiconductor Industries NV	21,100	448,334
ING Groep NV	75,400	814,871
Koninklijke Ahold Delhaize NV	95,900	2,426,893
Koninklijke Philips NV	106,904	3,789,893
NN Group NV	38,700	1,544,852
NXP Semiconductors NV(a)	81,481	5,970,928

SEE NOTES TO FINANCIAL STATEMENTS.

A107

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Netherlands (continued)
Royal Dutch Shell PLC (Class A Stock)	119,044	$3,514,992
Royal Dutch Shell PLC (Class B Stock)	139,400	4,163,189
Signify NV, 144A	30,400	714,549

		25,587,085

New Zealand — 0.1%
Air New Zealand Ltd.	485,600	1,010,662

Norway — 0.4%
DNB ASA	68,200	1,095,490
Equinor ASA	37,300	791,897
Leroy Seafood Group ASA	134,500	1,027,801
Salmar ASA	15,600	769,812

		3,685,000

Portugal — 0.1%
EDP - Energias de Portugal SA	154,000	538,269

Singapore — 0.1%
DBS Group Holdings Ltd.	62,300	1,081,457

South Africa — 0.2%
Bid Corp. Ltd.	76,684	1,412,355
Investec PLC	79,700	449,660
Nedbank Group Ltd.	4,316	82,321
Old Mutual Ltd.	99,200	148,573

		2,092,909

Spain — 1.1%
ACS Actividades de Construccion y Servicios SA	87,175	3,383,583
Amadeus IT Group SA	53,954	3,766,828
Banco Santander SA	137,900	632,318
Distribuidora Internacional de Alimentacion SA(a)	175,100	92,555
Iberdrola SA	150,200	1,211,417
Mapfre SA	219,300	583,870
Repsol SA	73,100	1,183,637

		10,854,208

Sweden — 1.0%
Atlas Copco AB (Class A Stock)	84,019	2,004,127
Boliden AB*	35,400	770,576
Electrolux AB (Class B Stock)	37,400	792,210
Hexagon AB (Class B Stock)	59,723	2,762,765
JM AB	25,700	503,102
SKF AB (Class B Stock)	80,900	1,233,590
Swedbank AB (Class A Stock)	18,400	411,969
Volvo AB (Class B Stock)	133,200	1,750,217

		10,228,556

Switzerland — 2.8%
ALSO Holding AG*	4,300	489,381
Baloise Holding AG	9,000	1,243,330
Credit Suisse Group AG*	79,900	877,945
Geberit AG	5,967	2,328,941
Helvetia Holding AG	1,800	1,054,592
Lonza Group AG*	14,867	3,880,132
Partners Group Holding AG	4,740	2,876,697
Roche Holding AG	20,000	4,976,261

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Sika AG	7,208	$917,874
Swiss Life Holding AG*	6,500	2,514,246
Swiss Re AG	20,100	1,849,630
Temenos AG*	23,707	2,861,012
UBS Group AG*	83,800	1,045,788
Zurich Insurance Group AG	4,900	1,466,003

		28,381,832

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	616,000	4,512,446

United Kingdom — 4.6%
3i Group PLC	97,100	958,625
Aviva PLC	164,200	787,362
Babcock International Group PLC	13,200	82,488
BAE Systems PLC	282,200	1,655,027
Barratt Developments PLC	109,300	645,803
Bellway PLC	25,400	815,745
Berkeley Group Holdings PLC	25,300	1,121,806
Bovis Homes Group PLC	66,300	729,257
BP PLC	355,000	2,247,761
BT Group PLC	365,300	1,112,232
Centrica PLC	387,000	666,511
Compass Group PLC	178,345	3,754,091
Crest Nicholson Holdings PLC	143,814	602,839
Debenhams PLC(a)	301,400	19,724
Experian PLC	154,329	3,749,575
GlaxoSmithKline PLC	166,000	3,160,790
Go-Ahead Group PLC (The)	34,500	674,865
Imperial Brands PLC	5,700	172,847
Inchcape PLC	66,600	469,042
International Consolidated Airlines Group SA	150,000	1,183,872
J Sainsbury PLC	384,900	1,301,267
Keller Group PLC	48,200	303,608
Kingfisher PLC	255,800	676,960
Legal & General Group PLC	494,700	1,460,405
Lloyds Banking Group PLC	1,954,100	1,290,273
London Stock Exchange Group PLC	46,247	2,398,533
Man Group PLC	291,300	493,567
Marks & Spencer Group PLC	142,500	449,198
Meggitt PLC	72,300	434,858
National Express Group PLC	154,700	738,075
Paragon Banking Group PLC	105,900	522,175
Premier Foods PLC*	357,756	151,303
QinetiQ Group PLC	214,000	782,733
Quilter PLC, 144A	91,600	138,299
RELX PLC	154,808	3,193,223
Royal Mail PLC	120,900	419,610
RPC Group PLC	42,000	350,412
Segro PLC, REIT	314,531	2,363,806
SSE PLC	51,500	710,638
St. James’s Place PLC	131,839	1,589,720
Tate & Lyle PLC	109,000	918,349
Taylor Wimpey PLC	263,400	457,795
Vesuvius PLC	81,100	524,444

		46,279,513

SEE NOTES TO FINANCIAL STATEMENTS.

A108

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States — 57.8%
Adobe, Inc.*	40,855	$9,243,035
Alphabet, Inc. (Class C Stock)*	11,029	11,421,743
Amazon.com, Inc.*	9,323	14,002,866
American International Group, Inc.	98,990	3,901,196
Amphenol Corp. (Class A Stock)	109,723	8,889,757
Applied Materials, Inc.	78,550	2,571,727
AT&T, Inc.	36,750	1,048,845
Autodesk, Inc.*	66,026	8,491,604
Bank of New York Mellon Corp. (The)	93,800	4,415,166
Becton, Dickinson & Co.	9,844	2,218,050
Boeing Co. (The)	16,202	5,225,145
Booking Holdings, Inc.*	5,454	9,394,079
Brighthouse Financial, Inc.*	41,675	1,270,254
Bunge Ltd.	55,800	2,981,952
BWX Technologies, Inc.	131,880	5,041,772
Carnival Corp.	45,250	2,230,825
CF Industries Holdings, Inc.	60,600	2,636,706
Chubb Ltd.	48,750	6,297,525
Cintas Corp.	52,382	8,799,652
Cisco Systems, Inc.	171,300	7,422,429
Citigroup, Inc.	51,550	2,683,693
Comcast Corp. (Class A Stock)	109,750	3,736,987
Costco Wholesale Corp.	45,558	9,280,620
CVS Health Corp.	83,358	5,461,616
Danaher Corp.	97,463	10,050,385
DexCom, Inc.*	80,555	9,650,489
DowDuPont, Inc.	89,164	4,768,491
Duke Energy Corp.	30,400	2,623,520
Edwards Lifesciences Corp.*	52,098	7,979,851
Electronic Arts, Inc.*	114,676	9,049,083
EQT Corp.	56,917	1,075,162
Equitrans Midstream Corp.*	54,547	1,092,031
Estee Lauder Cos., Inc. (The) (Class A Stock)	70,740	9,203,274
Evergy, Inc.	64,850	3,681,534
Exxon Mobil Corp.	102,800	7,009,932
Ferguson PLC	40,148	2,572,600
Fifth Third Bancorp	202,100	4,755,413
FleetCor Technologies, Inc.*	24,237	4,501,296
Fortive Corp.	148,443	10,043,653
Fortune Brands Home & Security, Inc.	69,950	2,657,401
Franklin Resources, Inc.(a)	89,350	2,650,121
General Electric Co.	291,050	2,203,249
Genpact Ltd.	269,247	7,266,977
Gilead Sciences, Inc.	46,600	2,914,830
Hess Corp.	50,900	2,061,450
Hologic, Inc.*	71,150	2,924,265
Illinois Tool Works, Inc.	21,950	2,780,845
International Paper Co.	102,750	4,146,990
Intuit, Inc.	62,383	12,280,094
Intuitive Surgical, Inc.*	27,011	12,936,108
Johnson & Johnson	47,700	6,155,685
Johnson Controls International PLC	144,098	4,272,506
JPMorgan Chase & Co.	118,200	11,538,684
Kimberly-Clark Corp.	49,450	5,634,333
Kohl’s Corp.	21,950	1,456,163
Las Vegas Sands Corp.	36,836	1,917,314
Loews Corp.	77,434	3,524,796
Marsh & McLennan Cos., Inc.	50,080	3,993,880

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Mattel, Inc.*(a)	61,837	$617,752
Medtronic PLC	81,421	7,406,054
Merck & Co., Inc.	100,050	7,644,820
MetLife, Inc.	94,600	3,884,276
Microsoft Corp.	197,839	20,094,507
Morgan Stanley	144,650	5,735,372
News Corp. (Class A Stock)	134,800	1,529,980
NextEra Energy, Inc.	1,600	278,112
Nielsen Holdings PLC	92,000	2,146,360
Occidental Petroleum Corp.	69,150	4,244,427
PayPal Holdings, Inc.*	148,549	12,491,485
PepsiCo, Inc.	32,150	3,551,932
Perrigo Co. PLC(a)	49,350	1,912,313
Pfizer, Inc.	210,100	9,170,865
PG&E Corp.*	84,200	1,999,750
Philip Morris International, Inc.	62,150	4,149,134
QUALCOMM, Inc.	96,850	5,511,733
Raytheon Co.	14,485	2,221,275
Roper Technologies, Inc.	42,580	11,348,422
salesforce.com, Inc.*	84,525	11,577,389
SBA Communications Corp.*	69,545	11,258,640
Sempra Energy(a)	3,250	351,618
Sherwin-Williams Co. (The)	26,876	10,574,631
Signature Bank	13,050	1,341,671
SL Green Realty Corp.	25,600	2,024,448
Southern Co. (The)	140,300	6,161,976
Southwest Airlines Co.	97,150	4,515,532
Stericycle, Inc.*	33,120	1,215,173
TE Connectivity Ltd.	30,500	2,306,715
Texas Instruments, Inc.	36,150	3,416,175
Thermo Fisher Scientific, Inc.	59,179	13,243,668
TJX Cos., Inc. (The)	186,752	8,355,284
Twenty-First Century Fox, Inc. (Class B Stock)(a)	155,100	7,410,678
Tyson Foods, Inc. (Class A Stock)	117,950	6,298,530
U.S. Bancorp	119,250	5,449,725
United Parcel Service, Inc. (Class B Stock)	33,700	3,286,761
United Technologies Corp.	15,000	1,597,200
Verizon Communications, Inc.	126,700	7,123,074
Visa, Inc. (Class A Stock)	107,869	14,232,236
Vulcan Materials Co.	7,000	691,600
Walmart, Inc.	51,000	4,750,650
Wells Fargo & Co.	229,150	10,559,232
Weyerhaeuser Co.	124,500	2,721,570
Zimmer Biomet Holdings, Inc.	12,350	1,280,942
Zoetis, Inc.	168,568	14,419,307

		582,142,643

TOTAL COMMON STOCKS (cost $810,713,140)		967,311,707

PREFERRED STOCKS — 0.6%
United States
Becton, Dickinson & Co. 6.125%	11,615	669,837
NextEra Energy, Inc. 6.123%(a)	54,098	3,118,209
Sempra Energy Series A, CVT, 6.000%	20,474	1,947,282

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

PREFERRED STOCKS (continued)	Shares	Value
United States (continued)
Sempra Energy Series B, CVT, 6.750%(a)	4,673	$450,664

TOTAL PREFERRED STOCKS (cost $5,827,669)		6,185,992

	Units
RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/09/19 (cost $34,295)	73,100	33,502

TOTAL LONG-TERM INVESTMENTS (cost $816,575,104)		973,531,201

	Shares

SHORT-TERM INVESTMENTS — 7.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	29,089,153	29,089,153
PGIM Institutional Money Market Fund (cost $42,891,789; includes $42,778,066 of cash collateral for securities on loan)(b)(w)	42,895,530	42,891,241

TOTAL SHORT-TERM INVESTMENTS (cost $71,980,942)		71,980,394

TOTAL INVESTMENTS — 103.9% (cost $888,556,046)		1,045,511,595
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.9)%		(38,837,430)

NET ASSETS — 100.0%		$1,006,674,165

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,677,213; cash collateral of $42,778,066 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM

Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$24,114,325	$—
Austria	—	2,093,767	—
Belgium	—	4,201,951	—
Canada	30,192,438	—	—
China	12,242,510	8,323,530	—
Denmark	—	8,625,840	—
Finland	—	2,165,736	—
France	8,317,492	38,897,031	—
Germany	—	21,527,339	—
Hong Kong	—	10,565,765	—
India	3,175,448	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Ireland	$—	$4,032,742	$—
Israel	—	1,139,738	—
Italy	—	5,562,948	—
Japan	—	61,446,627	—
Liechtenstein	—	254,328	—
Luxembourg.	—	1,376,524	—
Macau	—	2,661,048	—
Netherlands	5,970,928	19,616,157	—
New Zealand	—	1,010,662	—
Norway	—	3,685,000	—
Portugal	—	538,269	—
Singapore	—	1,081,457	—
South Africa	—	2,092,909	—
Spain	—	10,854,208	—
Sweden	—	10,228,556	—
Switzerland	—	28,381,832	—
Taiwan	—	4,512,446	—
United Kingdom	—	46,279,513	—
United States	579,570,043	2,572,600	—
Preferred Stocks
United States	6,185,992	—	—
Rights
Spain	33,502	—	—
Affiliated Mutual Funds	71,980,394	—	—

Total	$717,668,747	$327,842,848	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (4.2% represents investments purchased with collateral from securities on loan)	7.2%
Banks	6.8
Software	6.7
Health Care Equipment & Supplies	6.2
Pharmaceuticals	5.3
Oil, Gas & Consumable Fuels	5.0
Insurance	4.9
IT Services	4.5
Capital Markets	3.4
Internet & Direct Marketing Retail	3.2
Chemicals	3.2
Electric Utilities	2.8
Semiconductors & Semiconductor Equipment	2.7
Aerospace & Defense	2.6
Machinery	2.3
Food & Staples Retailing	2.0
Electronic Equipment, Instruments & Components	1.9
Entertainment	1.9
Equity Real Estate Investment Trusts (REITs)	1.8
Life Sciences Tools & Services	1.7
Building Products	1.6
Food Products	1.6
Interactive Media & Services	1.4
Industrial Conglomerates	1.4
Diversified Telecommunication Services	1.4

Hotels, Restaurants & Leisure	1.3%
Personal Products	1.2
Specialty Retail	1.1
Automobiles	1.0
Airlines	1.0
Commercial Services & Supplies	1.0
Metals & Mining	1.0
Professional Services	0.9
Auto Components	0.7
Communications Equipment	0.7
Biotechnology	0.7
Road & Rail	0.7
Wireless Telecommunication Services	0.7
Household Durables	0.7
Media	0.7
Multi-Utilities	0.6
Household Products	0.6
Trading Companies & Distributors	0.6
Health Care Providers & Services	0.5
Containers & Packaging	0.5
Textiles, Apparel & Luxury Goods	0.5
Beverages	0.5
Tobacco	0.4
Construction & Engineering	0.4
Diversified Financial Services	0.4
Multiline Retail	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Air Freight & Logistics	0.3%
Construction Materials	0.3
Paper & Forest Products	0.2
Electrical Equipment	0.2
Energy Equipment & Services	0.1
Real Estate Management & Development	0.1
Technology Hardware, Storage & Peripherals	0.1
Leisure Products	0.1
Consumer Finance	0.1

Thrifts & Mortgage Finance	0.1
Marine	0.1%
Distributors	0.0 *
Health Care Technology	0.0 *

103.9
Liabilities in excess of other assets	(3.9)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$33,502	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$31,836

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$(618)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$41,677,213	$(41,677,213)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $41,677,213:
Unaffiliated investments (cost $816,575,104)	$973,531,201
Affiliated investments (cost $71,980,942)	71,980,394
Cash	11,050
Foreign currency, at value (cost $938,039)	931,062
Receivable for investments sold	2,577,136
Tax reclaim receivable	1,854,270
Dividends and interest receivable	1,180,334
Receivable from affiliate	88,931
Receivable for Portfolio shares sold	55,873
Prepaid expenses	8,614

Total Assets	1,052,218,865

LIABILITIES
Payable to broker for collateral for securities on loan	42,778,066
Payable for investments purchased	908,066
Payable to affiliate	855,867
Management fee payable.	627,343
Accrued expenses and other liabilities	289,000
Payable for Portfolio shares repurchased	85,378
Affiliated transfer agent fee payable	980

Total Liabilities	45,544,700

NET ASSETS	$1,006,674,165

Net assets were comprised of:
Partners Equity	$1,006,674,165

Net asset value and redemption price per share, $1,006,674,165 / 31,630,188 outstanding shares of beneficial interest	$31.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,528,795, of which $136,734 is reimbursable by an affiliate)	$23,008,306
Affiliated dividend income	615,259
Income from securities lending, net (including affiliated income of $201,682)	339,550

Total income	23,963,115

EXPENSES
Management fee	8,548,908
Custodian and accounting fees	328,412
Shareholders’ reports	110,495
Audit fee	28,800
Trustees’ fees	21,753
Legal fees and expenses	14,062
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	49,626

Total expenses	9,112,739
Less: Fee waiver and/or expense reimbursement	(280,540)

Net expenses	8,832,199

NET INVESTMENT INCOME (LOSS)	15,130,916

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,596))	72,600,685
Foreign currency transactions	(74,117)

72,526,568

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(943))	(166,274,627)
Foreign currencies	(117,453)

(166,392,080)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(93,865,512)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(78,734,596)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$15,130,916	$14,091,738
Net realized gain (loss) on investment and foreign currency transactions	72,526,568	40,601,021
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(166,392,080)	177,030,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(78,734,596)	231,722,759

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [414,359 and 246,184 shares, respectively]	14,682,656	7,749,375
Portfolio shares repurchased [1,780,900 and 1,990,951 shares, respectively]	(62,730,947)	(61,897,531)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(48,048,291)	(54,148,156)

CAPITAL CONTRIBUTIONS	520,841	—

TOTAL INCREASE (DECREASE)	(126,262,046)	177,574,603
NET ASSETS:
Beginning of year	1,132,936,211	955,361,608

End of year	$1,006,674,165	$1,132,936,211

SEE NOTES TO FINANCIAL STATEMENTS.

A113

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.2%
ASSET-BACKED SECURITIES — 8.1%
Collateralized Loan Obligations
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300%
3.736%(c)	01/16/30	250	$249,302
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040%
3.489%(c)	07/17/28	500	493,104
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330%
3.766%(c)	04/13/27	1,750	1,747,230
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260%
3.729%(c)	04/22/30	2,000	1,990,204
CIFC Funding Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.250%
3.737%(c)	10/24/30	2,000	1,993,927
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850%
3.286%(c)	01/16/26	2,500	2,492,863
ICG US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%
3.757%(c)	10/23/29	500	496,738
Limerock CLO LLC (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.200%
3.669%(c)	10/20/26	1,300	1,300,006
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%
3.696%(c)	07/15/30	250	248,830
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%
3.770%(c)	10/30/30	2,000	1,989,093
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%
3.946%(c)	05/21/29	500	497,914
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250%
3.699%(c)	10/17/30	1,000	994,626
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250%
3.532%(c)	10/23/31	1,000	990,614
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%
4.190%(c)	10/25/28	500	499,958
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%
3.719%(c)	10/20/29	2,000	1,994,806

TOTAL ASSET-BACKED SECURITIES (cost $18,049,050)			17,979,215

COMMERCIAL MORTGAGE-BACKED SECURITIES — 22.2%
BANK,
Series 2017-BNK05, Class A3
3.020%	06/15/60	2,800	2,739,379
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A3
3.515%	09/10/58	700	702,955

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2015-CR024, Class A3
3.214%	08/10/48	1,600	$1,598,234
Series 2015-CR025, Class A3
3.505%	08/10/48	1,000	1,000,135
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3
3.269%	06/10/50	2,800	2,768,349
Fannie Mae-Aces,
Series 2012-M02, Class A2
2.717%	02/25/22	174	173,854
Series 2015-M01, Class AB2
2.465%	09/25/24	358	353,552
Series 2015-M03, Class AB2
2.625%	10/25/24	1,056	1,040,628
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	1,098	1,092,217
Series 2015-M10, Class A2
3.092%(cc)	04/25/27	1,600	1,570,986
Series 2015-M17, Class A2
2.939%(cc)	11/25/25	1,500	1,482,446
Series 2016-M11, Class A2
2.369%(cc)	07/25/26	1,200	1,126,342
Series 2016-M13, Class A2
2.479%(cc)	09/25/26	2,100	1,989,488
Series 2018-M14, Class A1
3.578%(cc)	08/25/28	949	980,866
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.515%(cc)	06/25/20	15,122	251,307
Series K019, Class X1, IO
1.627%(cc)	03/25/22	16,153	710,034
Series K020, Class X1, IO
1.409%(cc)	05/25/22	8,539	337,143
Series K021, Class X1, IO
1.444%(cc)	06/25/22	9,048	379,503
Series K025, Class X1, IO
0.853%(cc)	10/25/22	25,792	707,993
Series K060, Class AM
3.300%(cc)	10/25/26	1,930	1,927,460
Series K064, Class A2
3.224%	03/25/27	2,200	2,194,919
Series K064, Class AM
3.327%(cc)	03/25/27	1,100	1,093,465
Series K068, Class AM
3.315%	08/25/27	1,700	1,694,169
Series K073, Class A2
3.350%	01/25/28	2,200	2,202,932
Series K076, Class A2
3.900%	06/25/51	1,500	1,564,897
Series K076, Class AM
3.900%	06/25/51	425	440,821
Series K077, Class A2
3.850%(cc)	05/25/28	900	935,506
Series K077, Class AM
3.850%(cc)	05/25/28	180	186,141

SEE NOTES TO FINANCIAL STATEMENTS.

A114

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K078, Class AM
3.920%(cc)	06/25/28	525	$545,533
Series K079, Class AM
3.930%	06/25/28	675	702,289
Series K080, Class AM
3.986%(cc)	07/25/28	1,900	1,985,608
Series K081, Class AM
3.900%(cc)	08/25/28	1,500	1,553,602
Series K083, Class A2
4.050%(cc)	09/25/28	625	659,163
Series K083, Class AM
4.030%(cc)	10/25/28	250	262,053
Series K084, Class AM
3.880%(cc)	10/25/28	1,300	1,346,735
Series K085, Class AM
4.060%(cc)	10/25/28	650	681,316
Series K086, Class A2
3.859%(cc)	11/25/28	1,400	1,454,752
Series K086, Class AM
3.919%(cc)	11/25/28	200	207,842
Series K151, Class A3
3.511%	04/25/30	400	397,326
Series K157, Class A2
3.990%(cc)	05/25/33	1,700	1,757,998
Series K158, Class A2
3.900%(cc)	12/25/30	700	717,907
Series K710, Class X1, IO
1.734%(cc)	05/25/19	6,929	16,832
Series K711, Class X1, IO
1.668%(cc)	07/25/19	6,404	24,014
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,100	1,099,755
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C030, Class A3
3.322%	07/15/48	1,600	1,600,613
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	780	762,235

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $49,069,602)			49,021,294

CORPORATE BONDS — 1.4%
Diversified Financial Services
Private Export Funding Corp.,
Series BB, U.S. Gov’t. Gtd. Notes
4.300%	12/15/21	1,255	1,311,208
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21	1,655	1,656,321

TOTAL CORPORATE BONDS (cost $2,997,998)			2,967,529

MUNICIPAL BONDS — 0.2%
California — 0.1%
California Educational Facilities Authority, Stanford Univ.,
Revenue Bonds, Series U-07, BABs
5.000%	06/01/46	125	162,064

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas — 0.1%
University of Texas System (The),
Revenue Bonds, Series F, Rfdg.
5.000%	08/15/47	275	$358,091

TOTAL MUNICIPAL BONDS (cost $510,337)			520,155

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Merrill Lynch Mortgage Investors Trust,
Series 2003-E, Class A1, 1 Month LIBOR + 0.620%
3.126%(c)	10/25/28	20	19,450
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.232%(cc)	02/25/34	87	87,029

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $106,902)			106,479

U.S. GOVERNMENT AGENCY OBLIGATIONS — 44.0%
Federal Home Loan Bank
2.625%	10/01/20	720	720,937
3.000%	10/12/21	900	911,480
3.250%	11/16/28	1,025	1,042,292
Federal Home Loan Mortgage Corp.
2.000%	01/01/32	322	307,955
2.375%	02/16/21	1,730	1,723,993
2.500%	03/01/30	590	579,059
3.000%	06/01/29	437	437,200
3.000%	01/01/37	852	842,246
3.000%	06/01/45	557	545,588
3.500%	07/01/42	678	682,731
3.500%	10/01/42	1,126	1,133,956
3.500%	08/01/43	859	865,316
3.500%	10/01/45	626	628,261
4.000%	TBA	6,000	6,116,602
4.000%	06/01/26	62	63,234
4.000%	09/01/26	228	234,220
4.000%	09/01/40	421	432,793
4.000%	12/01/40	429	441,112
4.000%	12/01/40	458	471,575
4.000%	10/01/48	990	1,009,745
4.500%	09/01/39	1,513	1,583,628
5.000%	06/01/33	287	304,434
5.000%	05/01/34	297	315,199
5.500%	05/01/37	57	61,050
5.500%	02/01/38	199	213,632
5.500%	05/01/38	85	90,781
6.000%	09/01/34	73	78,482
6.000%	01/01/37	90	98,393
6.000%	09/01/38	57	62,332
6.000%	08/01/39	73	79,804
6.500%	09/01/32	32	35,288
Federal Home Loan Mortgage Corp., MTN
2.750%	06/19/23	190	191,110
3.208%(s)	12/11/25	600	487,489

SEE NOTES TO FINANCIAL STATEMENTS.

A115

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
1.000%	10/24/19	2,300		$2,269,513
1.875%	09/24/26	400		372,180
2.000%	08/01/31	308		295,040
2.375%	01/19/23	385		382,119
2.500%	06/01/28	1,928		1,902,159
2.500%	02/01/43	206		195,591
2.500%	12/01/46	715		675,456
2.750%	06/22/21	640		643,591
2.875%	09/12/23	1,345		1,360,836
3.000%	08/01/28	982		982,854
3.000%	02/01/31	1,207		1,205,264
3.000%	11/01/36	801		792,279
3.000%	03/01/43	1,023		1,005,281
3.000%	07/01/43	916		900,626
3.000%	07/01/43	1,166		1,145,748
3.000%	11/01/46	461		449,290
3.500%	TBA	1,500		1,518,018
3.500%	TBA	4,250		4,246,042
3.500%	02/01/33	246		249,466
3.500%	06/01/39	296		297,972
3.500%	04/01/42	507		510,594
3.500%	06/01/42	866		872,267
3.500%	07/01/42	934		941,343
3.500%	06/01/45	2,089		2,096,133
3.500%	12/01/46	436		437,401
4.000%	TBA	2,500		2,548,437
4.000%	09/01/40	1,588		1,633,098
4.000%	06/01/42	1,117		1,147,847
4.000%	09/01/44	826		844,043
4.000%	10/01/46	379		386,797
4.000%	06/01/47	624		636,580
4.000%	07/01/47	700		713,370
4.000%	11/01/47	496		506,147
4.500%	05/01/40	2,065		2,163,340
5.000%	TBA	500		523,711
5.000%	12/01/31	27		28,725
5.000%	03/01/34	361		384,190
5.000%	06/01/35	159		168,350
5.000%	07/01/35	79		83,677
5.000%	05/01/36	107		113,719
5.500%	02/01/34	223		239,640
5.500%	09/01/34	261		280,834
5.500%	02/01/35	292		314,074
5.500%	06/01/35	70		74,335
5.500%	06/01/35	117		123,741
5.500%	09/01/35	41		43,486
5.500%	09/01/35	105		111,234
5.500%	10/01/35	243		261,143
5.500%	11/01/35	215		229,147
5.500%	11/01/35	375		403,953
5.500%	11/01/35	556		598,777
6.000%	05/01/21	17		17,458
6.000%	12/01/33	11		11,654
6.000%	02/01/34	122		132,903
6.000%	08/01/34	—	(r)	434
6.000%	11/01/34	1		621
6.000%	11/01/34	1		1,096

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	12/01/34	1		$1,035
6.000%	01/01/35	22		23,821
6.000%	01/01/36	87		93,815
6.000%	05/01/38	48		51,825
6.500%	07/01/32	244		273,154
6.500%	08/01/32	79		85,705
6.500%	10/01/32	274		309,146
6.500%	10/01/37	124		138,365
6.625%	11/15/30	280		375,320
7.000%	12/01/31	1		547
7.000%	12/01/31	85		95,201
7.000%	11/01/33	11		10,872
7.000%	01/01/36	19		20,742
8.000%	10/01/23	—	(r)	193
8.000%	09/01/24	1		1,041
8.000%	11/01/24	1		1,174
8.000%	01/01/26	—	(r)	397
9.000%	02/01/25	8		9,115
9.000%	04/01/25	4		4,803
Freddie Mac Strips Coupon
3.318%(s)	09/15/23	295		257,882
3.374%(s)	09/15/24	280		237,033
Government National Mortgage Assoc.
2.500%	12/20/46	294		281,171
3.000%	03/15/45	1,638		1,614,980
3.000%	09/20/46	1,632		1,609,853
3.000%	10/20/46	408		401,986
3.000%	04/20/47	1,699		1,674,052
3.500%	TBA	1,500		1,509,258
3.500%	01/20/43	1,154		1,167,533
3.500%	04/20/43	569		575,502
3.500%	03/20/45	1,017		1,025,178
3.500%	04/20/45	859		866,048
3.500%	04/20/46	1,416		1,427,137
3.500%	07/20/46	2,189		2,204,263
4.000%	TBA	1,000		1,023,086
4.000%	06/15/40	204		210,860
4.000%	08/20/46	831		852,600
4.000%	11/20/46	529		545,359
4.500%	TBA	2,250		2,328,179
4.500%	02/20/41	571		598,792
4.500%	03/20/41	488		512,353
4.500%	06/20/44	372		391,180
4.500%	09/20/46	503		526,786
4.500%	11/20/46	1,005		1,057,140
4.500%	01/20/47	123		129,485
5.000%	07/15/33	149		157,711
5.000%	09/15/33	221		234,523
5.000%	04/15/34	82		85,382
5.500%	03/15/34	319		344,548
5.500%	03/15/36	64		68,665
6.500%	07/15/32	19		20,732
6.500%	08/15/32	2		2,670
6.500%	08/15/32	3		3,669
6.500%	08/15/32	12		12,924
6.500%	08/15/32	89		101,505
7.000%	05/15/23	5		4,921
7.000%	06/15/23	1		864

SEE NOTES TO FINANCIAL STATEMENTS.

A116

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	06/15/23		1		$1,125
7.000%	06/15/23		4		4,184
7.000%	06/15/23		13		13,149
7.000%	07/15/23		1		604
7.000%	07/15/23		12		11,864
7.000%	08/15/23		—	(r)	417
7.000%	08/15/23		4		4,001
7.000%	08/15/23		7		7,368
7.000%	09/15/23		1		1,253
7.000%	10/15/23		3		3,031
7.000%	10/15/23		4		4,438
7.000%	11/15/23		3		3,058
7.000%	11/15/23		9		8,969
7.000%	01/15/24		51		53,461
7.000%	05/15/24		45		46,572
7.000%	08/15/28		44		49,083
7.500%	12/15/25		4		4,024
7.500%	12/15/25		28		30,300
7.500%	02/15/26		5		5,582
8.500%	09/15/24		59		62,479
8.500%	04/15/25		7		7,217
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes
3.000%	06/30/25		1,580		1,571,674
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes
3.141%(s)	05/15/23		400		354,701
3.329%(s)	05/15/25		600		497,774
5.500%	09/18/23		1,300		1,461,571
Residual Funding Corp. Strips Principal, Bonds, PO
2.194%(s)	01/15/21		100		94,781
3.168%(s)	04/15/30		2,305		1,611,079
Resolution Funding Corp. Strips Interest, Bonds, IO
3.657%(s)	04/15/30		500		350,125
Tennessee Valley Authority, Series A, Sr. Unsec’d. Notes
2.875%	02/01/27		175		173,183
Tennessee Valley Authority, Series E, Sr. Unsec’d. Notes
6.750%	11/01/25		510		627,031
Tennessee Valley Authority, Sr. Unsec’d. Notes
2.250%	03/15/20		365		363,760
5.880%	04/01/36		230		299,445
7.125%	05/01/30		530		729,959

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $97,697,651)					97,284,884

U.S. TREASURY OBLIGATIONS — 22.2%
U.S. Treasury Bonds
3.000%	08/15/48		255		253,795
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	04/15/23		12,980		12,764,227
U.S. Treasury Notes
1.750%	05/15/23		1,360		1,317,819
1.875%	09/30/22		1,000		978,242
2.125%	08/15/21		4,210		4,171,682
2.125%	09/30/21	(k)	8,035		7,958,730
2.125%	06/30/22		2,055		2,030,597
2.125%	02/29/24		1,615		1,584,025
2.125%	05/15/25	(k)	1,900		1,848,937
2.250%	12/31/24		665		653,363
2.250%	11/15/25		1,810		1,770,053

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.250%	11/15/27		1,495	$1,444,135
2.500%	12/31/20		160	159,994
2.625%	12/15/21		1,370	1,376,154
2.625%	12/31/23		700	703,664
2.750%	11/30/20		855	858,874
2.875%	11/15/21		90	91,002
2.875%	11/30/23		485	493,450
U.S. Treasury Strips Coupon
2.184%(s)	02/15/28		550	427,181
2.384%(s)	05/15/29		565	421,195
2.404%(s)	08/15/21	(k)	1,585	1,484,699
2.499%(s)	02/15/22		835	771,841
2.783%(s)	08/15/29		500	370,501
2.878%(s)	05/15/31		500	350,701
3.042%(s)	11/15/35		1,000	610,446
3.143%(s)	08/15/27		825	651,343
3.202%(s)	08/15/40		1,000	519,507
4.138%(s)	02/15/42		3,725	1,829,545
U.S. Treasury Strips Principal, PO
2.351%(s)	05/15/43		430	204,536
2.543%(s)	02/15/45		515	232,193
2.993%(s)	11/15/43		165	77,213
3.005%(s)	11/15/44		715	325,395
3.429%(s)	08/15/43		800	377,343

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,737,317)				49,112,382

TOTAL LONG-TERM INVESTMENTS (cost $217,168,857)				216,991,938

	Shares

SHORT-TERM INVESTMENTS — 10.3%

AFFILIATED MUTUAL FUNDS — 10.2%
PGIM Core Short-Term Bond Fund(w)	2,459,756	22,597,532
PGIM Core Ultra Short Bond Fund(w)	2,506	2,506

TOTAL AFFILIATED MUTUAL FUNDS (cost $23,547,949)		22,600,038

OPTIONS PURCHASED*~ — 0.1% (cost $11,679)		186,858

TOTAL SHORT-TERM INVESTMENTS (cost $23,559,628)		22,786,896

TOTAL INVESTMENTS—108.5% (cost $240,728,485)		239,778,834
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (8.5)%		(18,696,584)

NET ASSETS — 100.0%		$221,082,250

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $(876) and (0.0)% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	700	$4,084
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	1,000	6,111
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	1,227	11,301
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	1,193	10,996
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	2,982	26,330
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	5,920	56,706
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	6,000	58,984
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	1,193	12,346

Total Options Purchased (cost $11,679)							$186,858

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
230	2 Year U.S. Treasury Notes	Mar. 2019	$48,831,875	$309,319
247	5 Year U.S. Treasury Notes	Mar. 2019	28,327,812	390,661
65	10 Year U.S. Ultra Treasury Bonds	Mar. 2019	8,455,078	159,262
180	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	28,918,125	1,369,418

				2,228,660

Short Positions:
4	10 Year U.S. Treasury Notes	Mar. 2019	488,063	(3,068)
220	20 Year U.S. Treasury Bonds	Mar. 2019	32,120,000	(1,431,023)

				(1,434,091)

				$794,569

Forward rate agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
2,100	01/14/19	—(3)	—(3)	$(876)	$—	$(876)	J.P. Morgan Securities LLC

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays or receives payment based on CMM102 minus 7 year CMT minus 1.3365% upon termination.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
3,360	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(21,328)	$(21,328)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
21,265	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(8,090)	$164,459	$172,549
4,730	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(2,550)	35,830	38,380
7,870	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	2,185	53,432	51,247
11,945	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	6,414	82,620	76,206
5,295	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	1,396	26,477	25,081
2,750	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	31	9,436	9,405
1,495	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(3)	3,402	3,405
5,570	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	(21,659)	(21,659)
17,565	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	(4,680)	298,233	302,913
4,670	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	14,367	67,446	53,079
3,785	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(39,839)	(39,839)
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(6,271)	(6,271)
1,669	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(1,080)	(39,408)	(38,328)
1,305	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	1,030	(39,387)	(40,417)
4,951	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	313	(150,760)	(151,073)
1,920	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	70,520	41,823	(28,697)
2,102	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	29,738	84,863	55,125
790	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	984	26,990	26,006
530	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	15,205	15,205
1,445	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(911)	29,093	30,004
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	7,295	7,295
884	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(4,942)	(13,332)	(8,390)
3,451	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(13,709)	(38,925)	(25,216)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	4,812	4,812

				$91,013	$601,835	$510,822

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(876)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$—	$2,550,984

SEE NOTES TO FINANCIAL STATEMENTS.

A119

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$17,979,215	$—
Commercial Mortgage-Backed Securities	—	49,021,294	—
Corporate Bonds	—	2,967,529	—
Municipal Bonds	—	520,155	—
Options Purchased	—	186,858	—
Residential Mortgage-Backed Securities	—	106,479	—
U.S. Government Agency Obligations	—	97,284,884	—
U.S. Treasury Obligations	—	49,112,382	—
Affiliated Mutual Funds	22,600,038	—	—
Other Financial Instruments*
Futures Contracts	794,569	—	—
OTC Forward Rate Agreement	—	—	(876)
Centrally Cleared Inflation Swap Agreement	—	(21,328)	—
Centrally Cleared Interest Rate Swap Agreements	—	510,822	—

Total	$23,394,607	$217,668,290	$(876)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	44.0%
U.S. Treasury Obligations	22.2
Commercial Mortgage-Backed Securities	22.2
Affiliated Mutual Funds	10.2
Collateralized Loan Obligations	8.1
Diversified Financial Services	1.4
Municipal Bonds	0.2

Options Purchased	0.1%
Residential Mortgage-Backed Securities	0.1

108.5
Liabilities in excess of other assets	(8.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin futures	$2,228,660	*	margin futures	$1,434,091	*
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin swaps	870,712	*	margin swaps	381,218	*
Interest rate contracts	Unaffiliated investments	186,858		—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A120

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
			Unrealized depreciation on OTC
Interest rate contracts	—	$—	forward rate agreements	$876

		$3,286,230		$1,816,185

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(133,216)	$10,858	$(2,276,192)	$564,391

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Rate Agreements	Swaps
Interest rate contracts	$175,179	$971,622	$(876)	$359,598

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$27,419	$35,600	$145,049,909	$47,609,725

Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$420,000	$1,104,000	$419,927,800

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$142,020	$—	$142,020	$—	$142,020
Barclays Bank PLC	40,754	—	40,754	—	40,754

SEE NOTES TO FINANCIAL STATEMENTS.

A121

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
J.P. Morgan Securities LLC	$—	$(876)	$(876)	$—	$(876)
Morgan Stanley & Co. International PLC	4,084	—	4,084	—	4,084

	$186,858	$(876)	$185,982	$—	$185,982

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value:
Unaffiliated investments (cost $217,180,536)	$217,178,796
Affiliated investments (cost $23,547,949)	22,600,038
Receivable for investments sold	6,001,228
Dividends and interest receivable	793,553
Due from broker-variation margin futures	122,221
Receivable for Portfolio shares sold	12,842
Prepaid expenses	1,883

Total Assets	246,710,561

LIABILITIES
Payable for investments purchased	24,743,901
Loan payable.	471,000
Payable to custodian	108,386
Accrued expenses and other liabilities	101,285
Due to broker-variation margin swaps	98,039
Management fee payable	75,220
Payable for Portfolio shares repurchased	28,624
Affiliated transfer agent fee payable	980
Unrealized depreciation on OTC forward rate agreements	876

Total Liabilities	25,628,311

NET ASSETS	$221,082,250

Net assets were comprised of:
Partners Equity	$221,082,250

Net asset value and redemption price per share $221,082,250 / 17,412,654 outstanding shares of beneficial interest	$12.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income.	$5,703,489
Affiliated dividend income	727,176
Income from securities lending, net (including affiliated income of $3,351)	3,437

Total income	6,434,102

EXPENSES
Management fee	922,054
Shareholders’ reports	89,818
Custodian and accounting fees	80,704
Audit fee	35,300
Trustees’ fees	12,022
Legal fees and expenses	11,227
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous.	17,613

Total expenses	1,179,420

NET INVESTMENT INCOME (LOSS)	5,254,682

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(315,324))	(3,086,349)
Futures transactions	(2,276,192)
Options written transactions	10,858
Swap agreements transactions	564,391

(4,787,292)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $83,454)	(859,523)
Futures	971,622
Forward rate agreements	(876)
Swap agreements	359,598
470,821

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(4,316,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$938,211

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,254,682	$4,641,829
Net realized gain (loss) on investment transactions	(4,787,292)	916,943
Net change in unrealized appreciation (depreciation) on investments	470,821	1,875,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.	938,211	7,434,673

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,165,919 and 3,422,868 shares, respectively]	14,482,217	42,250,137
Portfolio shares repurchased [3,097,890 and 2,543,772 shares, respectively].	(38,486,314)	(31,854,985)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(24,004,097)	10,395,152

CAPITAL CONTRIBUTIONS	246	—

TOTAL INCREASE (DECREASE)	(23,065,640)	17,829,825
NET ASSETS:
Beginning of year	244,147,890	226,318,065

End of year	$221,082,250	$244,147,890

SEE NOTES TO FINANCIAL STATEMENTS.

A123

GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
REPURCHASE AGREEMENTS(m) — 16.4%
Credit Agricole Corporate & Investment Bank, 3.00%, dated 12/31/18, due 01/02/19 in the amount of $40,006,667		40,000	$40,000,000
HSBC Securities (USA), Inc., 2.53%, dated 12/27/18, due 01/03/19 in the amount of $20,009,839		20,000	20,000,000
Merrill Lynch, 3.00%, dated 12/31/18, due 01/02/19 in the amount of $11,864,977		11,863	11,863,000
MUFG Securities (USA) LLC, 2.60%, dated 12/26/18, due 01/02/19 in the amount of $16,008,089		16,000	16,000,000

TOTAL REPURCHASE AGREEMENTS			87,863,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 65.9%
Federal Farm Credit Bank, 1 Month LIBOR + (0.100)%
2.247%(c)	04/04/19	17,000	16,999,567
Federal Farm Credit Bank, 1 Month LIBOR + (0.135)%
2.265%(c)	04/11/19	10,000	9,997,671
2.297%(c)	06/13/19	3,000	2,998,700
Federal Farm Credit Bank, 1 Month LIBOR + (0.050)%
2.337%(c)	01/08/20	7,000	7,000,000
2.472%(c)	05/29/20	6,000	5,995,743
Federal Farm Credit Bank, 1 Month LIBOR + (0.110)%
2.345%(c)	01/15/19	7,000	7,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.065)%
2.390%(c)	12/17/19	7,000	6,999,804
Federal Farm Credit Bank, 1 Month LIBOR + (0.070)%
2.436%(c)	01/28/20	9,000	9,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.045)%
2.461%(c)	02/25/20	6,000	6,000,000
Federal Farm Credit Bank, 1 Month LIBOR + 0.160%
2.509%(c)	01/02/19	7,000	7,000,055
Federal Farm Credit Bank, 1 Month LIBOR + 0.180%
2.580%(c)	10/11/19	8,000	8,013,110
Federal Home Loan Bank, 3 Month LIBOR + (0.280)%
2.261%(c)	02/01/19	2,000	2,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.080)%
2.267%(c)	02/04/19	7,000	7,000,000
2.352%(c)	11/13/19	3,000	2,998,616
Federal Home Loan Bank
2.310%(n)	01/04/19	6,000	5,998,865
2.351%(n)	01/25/19	9,000	8,986,170
2.356%(n)	01/09/19	23,000	22,988,142
2.385%(n)	01/18/19	24,000	23,973,421
2.386%(n)	01/23/19	16,000	15,977,071
2.392%(n)	01/16/19	8,000	7,992,150
2.423%(n)	02/22/19	7,000	6,975,986
2.426%(n)	02/13/19	14,000	13,960,184
2.448%(n)	02/20/19	8,000	7,973,278
2.448%(n)	03/06/19	7,000	6,970,133
2.448%(n)	03/20/19	8,000	7,958,400
2.450%(n)	03/13/19	17,000	16,919,464
2.451%(n)	03/15/19	6,000	5,970,764
2.456%(n)	03/22/19	29,000	28,844,867

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.468%(n)	01/30/19	9,000	$8,982,990
2.469%(n)	02/01/19	4,000	3,991,900
Federal Home Loan Bank, 1 Month LIBOR + (0.130)%
2.374%(c)	03/22/19	9,000	8,998,632
Federal Home Loan Bank, 1 Month LIBOR + (0.115)%
2.391%(c)	02/25/19	8,000	8,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.060)%
2.446%(c)	03/28/19	7,000	7,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.220)%
2.457%(c)	08/23/19	7,000	7,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.230)%
2.508%(c)	12/03/19	8,000	7,998,250
Federal Home Loan Mortgage Corp.
0.950%	01/30/19	6,000	5,993,951
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.100)%
2.287%(c)	08/08/19	6,000	6,000,000
2.355%(c)	03/18/19	4,000	4,000,000
Federal Home Loan Mortgage Corp., 3 Month LIBOR + (0.225)%
2.466%(c)	08/27/19	5,000	5,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			353,457,884

U.S. TREASURY OBLIGATIONS — 25.1%
U.S. Treasury Bills
2.147%(n)	01/10/19	7,000	6,996,334
2.227%(n)	02/07/19	6,000	5,986,606
2.364%(n)	01/08/19	16,000	15,992,755
2.366%(n)	01/31/19	7,000	6,986,437
2.367%(n)	01/15/19	18,000	17,983,691
2.379%(n)	01/22/19	16,000	15,978,160
2.423%(n)	01/29/19	27,000	26,951,009
2.428%(n)	02/05/19	16,000	15,962,884
2.440%(n)	03/21/19	7,000	6,963,256
2.515%(n)	04/04/19	8,000	7,950,152
2.558%(n)	06/27/19	7,000	6,914,268

TOTAL U.S. TREASURY OBLIGATIONS			134,665,552

TOTAL INVESTMENTS—107.4% (amortized cost $575,986,436)			575,986,436
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.4)%			(39,602,248)

NET ASSETS — 100.0%			$536,384,188

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(m)

Repurchase agreements are collateralized by FHLMC (coupon rate 3.060%, maturity date 06/01/44), FNMA (coupon rate 4.500%, maturity date 08/01/48), GNMA (coupon rates 3.500%-6.000%, maturity dates 09/15/36-10/20/48), and U.S. Treasury Securities (coupon rates 0.625%-2.875%, maturity dates 04/15/23-02/15/46), with the aggregate value, including accrued interest, of $89,638,557.

(n)	Rate shown reflects yield to maturity at purchased date.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreements	$—	$87,863,000	$—
U.S. Government Agency Obligations	—	353,457,884	—
U.S. Treasury Obligations	—	134,665,552	—

Total	$—	$575,986,436	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	65.9%
U.S. Treasury Obligations	25.1
Repurchase Agreements	16.4

107.4
Liabilities in excess of other assets	(7.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	Credit Agricole Corporate & Investment Bank	$40,000,000	$(40,000,000)	$—
Repurchase Agreements	HSBC Securities (USA), Inc.	20,000,000	(20,000,000)	—
Repurchase Agreements	Merrill Lynch	11,863,000	(11,863,000)	—
Repurchase Agreements	MUFG Securities (USA) LLC	16,000,000	(16,000,000)	—

		$87,863,000

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments, at amortized cost which approximates fair value:	$488,123,436
Repurchase Agreements (cost $87,863,000)	87,863,000
Cash	44
Interest receivable	242,105
Receivable for Portfolio shares sold	229,541
Prepaid expenses	4,225

Total Assets	576,462,351

LIABILITIES
Payable for investments purchased	36,896,242
Payable for Portfolio shares repurchased	2,857,257
Management fee payable	138,307
Accrued expenses and other liabilities	93,396
Dividends payable	91,981
Affiliated transfer agent fee payable	980

Total Liabilities	40,078,163

NET ASSETS	$536,384,188

Net assets were comprised of:
Partners Equity	$536,384,188

Net asset value and redemption price per share $536,384,188 / 53,636,400 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
Interest income	$10,432,103

EXPENSES
Management fee	1,681,228
Shareholders’ reports	98,665
Custodian and accounting fees	78,017
Audit fee	25,100
Trustees’ fees	15,348
Legal fees and expenses.	11,976
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	16,558

Total expenses	1,937,575

NET INVESTMENT INCOME (LOSS)	8,494,528

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	2,882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,497,410

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$8,494,528	$3,628,268
Net realized gain (loss) on investment transactions	2,882	8,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,497,410	3,636,282

DISTRIBUTIONS	(8,508,150)	(3,635,165)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [40,499,240 and 39,436,094 shares, respectively]	404,992,401	394,360,938
Portfolio shares issued in reinvestment of distributions [850,815 and 363,517 shares, respectively]	8,508,150	3,635,165
Portfolio shares repurchased [43,674,368 and 56,260,374 shares, respectively]	(436,743,676)	(562,603,761)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(23,243,125)	(164,607,658)

TOTAL INCREASE (DECREASE)	(23,253,865)	(164,606,541)
NET ASSETS:
Beginning of year.	559,638,053	724,244,594

End of year	$536,384,188	$559,638,053

SEE NOTES TO FINANCIAL STATEMENTS.

A126

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 96.3%

ASSET-BACKED SECURITIES — 2.2%
Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.100%
3.536%(c)	07/15/26	1,661	$1,660,054
Flatiron CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890%
3.326%(c)	04/15/27	1,625	1,614,325
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 0.900%
3.518%(c)	08/13/25	1,264	1,264,513
OZLM Ltd. (Cayman Islands),
Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080%
3.600%(c)	07/30/27	2,000	1,989,491
Silvermore CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170%
3.786%(c)	05/15/26	2,021	2,021,006
West CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 0.920%
3.365%(c)	07/18/26	1,784	1,782,447

TOTAL ASSET-BACKED SECURITIES (cost $10,355,463)			10,331,836

BANK LOANS — 3.9%
Chemicals — 0.4%
Solenis International, LP, Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%,
11.210%(c)	06/18/24	1,781	1,674,375

Commercial Services — 0.5%
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.750%,
6.270%(c)	10/01/25	2,650	2,469,800

Computers — 1.2%
McAfee, LLC, Second Lien Initial Loan, 1 Month LIBOR + 8.500%,
11.010%(c)	09/29/25	2,931	2,901,938
Term B USD Loan, 1 Month LIBOR + 3.750%,
6.270%(c)	09/30/24	3,026	2,940,731

			5,842,669

Electric — 0.2%
Calpine Corp.,
Term Loan,
—%(p)	01/15/24	948	897,799
Vistra Operations Co., LLC,
Term Loan,
—%(p)	08/04/23	199	191,212

			1,089,011

Insurance — 0.1%
Asurion, LLC,
Term Loan,
—%(p)	11/03/23	594	566,998

Media — 0.5%
Numericable U.S., LLC (France), USD TLB-13 Incremental Term Loan, 1 Month LIBOR + 4.000%,
6.460%(c)	08/14/26	2,225	2,085,937

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Mining — 0.3%
Aleris International, Inc., Initial Term Loan, 2 Month LIBOR + 4.750%,
7.250%(c)	02/27/23		1,569	$1,551,121

Retail — 0.2%
EG America, LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%,
10.810%(c)	04/20/26^		875	857,500

Software — 0.5%
Almonde, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%,
10.050%(c)	06/13/25		725	662,922
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 3 Month LIBOR + 4.250%,
7.050%(c)	10/02/25		1,230	1,177,110
Kronos, Inc.,
Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%,
10.790%(c)	11/01/24		525	516,469

				2,356,501

TOTAL BANK LOANS (cost $18,987,974)				18,493,912

CORPORATE BONDS — 89.9%
Advertising — 0.1%
Clear Channel International BV,
Gtd. Notes, 144A
8.750%	12/15/20		250	251,875
Mood Media Borrower LLC/Mood Media Co-Issuer, Inc.,
Sec’d. Notes, Cash pays ((6 Month LIBOR + 14.000%)/(1 - Statutory Reserves)) or PIK 8.000% (Cap N/A, Floor 1.000%)
16.501%	07/01/24	(c)	271	266,513

				518,388

Aerospace & Defense — 2.4%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	375	360,004
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
5.750%	03/15/22		225	209,813
6.125%	01/15/23		250	234,375
7.450%	05/01/34		75	66,938
7.500%	12/01/24		5,175	4,877,437
7.500%	03/15/25		975	918,937
8.750%	12/01/21		2,600	2,678,000
TransDigm UK Holdings PLC,
Gtd. Notes, 144A
6.875%	05/15/26		600	571,500
TransDigm, Inc.,
Gtd. Notes
6.375%	06/15/26		650	604,500
6.500%	07/15/24		625	607,812
6.500%	05/15/25		175	167,125

				11,296,441

SEE NOTES TO FINANCIAL STATEMENTS.

A127

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.2%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		1,075	$913,750

Auto Manufacturers — 1.6%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		350	311,500
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		700	539,830
5.291%	12/08/46		2,525	2,072,977
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	10/01/28		1,425	1,350,230
5.200%	04/01/45		150	124,313
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/26		525	490,875
Mclaren Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.750%	08/01/22		125	113,100
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25	(a)	2,575	2,484,875

				7,487,700

Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	1,900	1,453,500
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	725	659,750
6.250%	03/15/26	(a)	2,323	2,084,892
6.500%	04/01/27		100	89,500
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		1,575	1,386,000
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26		1,725	1,653,844
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.500%
4.750%	09/15/26		200	173,500
Meritor, Inc.,
Gtd. Notes
6.250%	02/15/24		150	143,250
Titan International, Inc.,
Sr. Sec’d. Notes
6.500%	11/30/23		1,000	895,000

				8,539,236

Banks — 0.4%
CIT Group, Inc.,
Sub. Notes
6.125%	03/09/28	(a)	1,675	1,666,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.2%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A
5.500%	04/01/25		1,175	$1,107,438

Building Materials — 1.8%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.700%	01/11/25		320	306,803
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		2,625	2,375,625
Masonite International Corp.,
Gtd. Notes, 144A
5.750%	09/15/26		625	589,063
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.000%	04/15/26		1,275	1,166,625
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		1,000	840,000
5.375%	11/15/24		275	258,156
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		500	495,000
8.500%	04/15/22		650	679,250
Gtd. Notes, 144A
5.125%	06/01/25	(a)	475	432,250
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		1,725	1,587,000

				8,729,772

Chemicals — 4.0%
Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23	(a)	1,325	1,268,687
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A
6.250%	02/01/25		450	423,000
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		2,005	1,974,925
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27		720	648,000
7.000%	05/15/25		900	906,750
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		1,110	974,025
Hexion, Inc.,
Sec’d. Notes, 144A
13.750%	02/01/22		1,225	588,000
Sr. Sec’d. Notes, 144A
10.375%	02/01/22		650	518,375
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		225	203,063
5.000%	05/01/25		200	180,000

SEE NOTES TO FINANCIAL STATEMENTS.

A128

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
5.250%	06/01/27		2,615	$2,314,275
Olin Corp.,
Sr. Unsec’d. Notes
5.000%	02/01/30		175	153,344
Platform Specialty Products Corp.,
Gtd. Notes, 144A
5.875%	12/01/25	(a)	1,370	1,280,950
PQ Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/22		400	412,000
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		1,755	1,588,275
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands),
Sr. Unsec’d. Notes, 144A
8.000%	10/01/26	(a)	675	624,375
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/20		1,435	1,363,250
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25	(a)	1,650	1,336,500
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	1,480	1,228,400
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	1,460	1,168,000

				19,154,194

Coal — 0.2%
Warrior Met Coal, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/01/24		875	868,438

Commercial Services — 3.4%
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25		3,790	3,894,225
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		985	940,675
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		3,595	3,284,931
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		4,600	4,036,500
5.500%	05/15/27		1,075	997,063
5.875%	09/15/26		1,400	1,319,500
6.500%	12/15/26		950	935,750
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		800	752,000

				16,160,644

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 1.7%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		2,855	$2,612,325
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25		1,200	1,135,500
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23		160	152,800
NCR Corp.,
Gtd. Notes
5.000%	07/15/22		755	711,587
6.375%	12/15/23		220	213,180
West Corp.,
Gtd. Notes, 144A
8.500%	10/15/25	(a)	2,785	2,186,225
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	1,350	1,171,125

				8,182,742

Distribution/Wholesale — 0.5%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.250%	07/15/22		550	519,750
7.000%	06/15/23		1,300	1,235,000
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25		750	688,125

				2,442,875

Diversified Financial Services — 2.5%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		420	409,500
Ally Financial, Inc.,
Gtd. Notes
8.000%	03/15/20		300	310,500
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		1,375	1,289,062
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
9.125%	07/15/26		4,650	4,522,125
Navient Corp.,
Sr. Unsec’d. Notes
7.250%	09/25/23		375	344,063
Sr. Unsec’d. Notes, MTN
8.000%	03/25/20		700	711,270
Springleaf Finance Corp.,
Gtd. Notes
6.000%	06/01/20		900	902,250
6.875%	03/15/25		1,100	984,500
7.125%	03/15/26		1,050	937,125
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		1,050	971,250

SEE NOTES TO FINANCIAL STATEMENTS.

A129

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
VFH Parent LLC/Orchestra Co-Issuer, Inc.,
Sec’d. Notes, 144A
6.750%	06/15/22		425	$413,087

				11,794,732

Electric — 4.3%
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23		1,000	937,500
5.500%	02/01/24		1,800	1,647,000
5.750%	01/15/25	(a)	5,300	4,849,500
GenOn Energy Inc/NRG Americas, Inc.,
Sec’d. Notes, 3 Month LIBOR + 6.500%
9.392%	12/01/23	(a)(d)	947	927,996
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	12/31/49^	(d)(kk)	1,900	712,500
9.500%	12/31/49^	(d)(kk)	150	56,250
9.875%	10/15/20^	(a)(d)(kk)	2,275	853,125
Keystone & Conemaugh Pass Through Certificates,
Gtd. Notes, 144A
9.000%	12/01/23		400	400,000
Mirant Corp.,
Bonds, 144A
7.400%	07/15/49^	(d)	250	250
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		950	912,000
6.625%	01/15/27		375	377,813
7.250%	05/15/26		525	544,688
NRG REMA LLC,
Sec’d. Notes
9.681%	07/02/26		2,150	1,021,912
Red Oak Power LLC,
Sr. Sec’d. Notes, Series B
9.200%	11/30/29		100	125,000
Vistra Energy Corp.,
Gtd. Notes
7.375%	11/01/22		3,100	3,200,750
7.625%	11/01/24		1,741	1,836,755
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		2,075	1,997,187

				20,400,226

Electronics — 0.2%
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26		450	411,750
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23		375	364,688

				776,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.9%
AECOM,
Gtd. Notes
5.125%	03/15/27		925	$790,875
5.875%	10/15/24		700	689,500
StandardAero Aviation Holdings, Inc.,
Gtd. Notes, 144A
10.000%	07/15/23		875	931,875
TopBuild Corp.,
Gtd. Notes, 144A
5.625%	05/01/26		1,800	1,647,000

				4,059,250

Entertainment — 3.8%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	1,175	1,034,000
5.875%	11/15/26	(a)	1,950	1,672,125
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25		3,450	2,967,000
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28		825	746,378
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	01/15/27		450	432,000
6.500%	02/15/25		1,400	1,379,000
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24		1,025	1,055,750
National CineMedia LLC,
Sr. Sec’d. Notes
6.000%	04/15/22		325	325,406
Sr. Unsec’d. Notes
5.750%	08/15/26		1,625	1,458,892
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)	1,375	1,230,625
Scientific Games International, Inc.,
Gtd. Notes
6.250%	09/01/20		275	264,000
6.625%	05/15/21		3,725	3,529,437
10.000%	12/01/22		1,200	1,218,000
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		625	557,813

				17,870,426

Environmental Control — 0.2%
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24		1,000	977,500

Foods — 1.8%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		1,150	1,006,250

SEE NOTES TO FINANCIAL STATEMENTS.

A130

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
B&G Foods, Inc.,
Gtd. Notes
4.625%	06/01/21	(a)	150	$146,250
5.250%	04/01/25	(a)	525	488,250
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		1,625	1,551,875
5.875%	07/15/24		1,050	1,034,250
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	06/01/26		750	596,250
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		325	304,688
5.875%	09/30/27		2,275	2,064,562
Post Holdings, Inc.,
Gtd. Notes, 144A
5.625%	01/15/28		1,350	1,242,000

				8,434,375

Forest Products & Paper — 0.0%
Mercer International, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	02/01/24		125	122,188

Gas — 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		1,325	1,212,375
5.625%	05/20/24		400	378,000
5.750%	05/20/27		575	508,875
5.875%	08/20/26		650	593,125
Superior Plus LP/Superior General Partner, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	07/15/26		1,075	1,037,375

				3,729,750

Healthcare-Products — 0.3%
Mallinckrodt International Finance SA,
Gtd. Notes
4.750%	04/15/23		850	569,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25	(a)	1,250	862,500

				1,432,000

Healthcare-Services — 4.8%
Acadia Healthcare Co., Inc.,
Gtd. Notes
6.125%	03/15/21		235	233,238
6.500%	03/01/24		600	579,000
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		3,743	1,703,065
Sec’d. Notes, 144A
8.125%	06/30/24	(a)	2,242	1,636,660
Sr. Sec’d. Notes
6.250%	03/31/23		925	840,640

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		325	$294,938
5.125%	07/15/24		450	421,875
Encompass Health Corp.,
Gtd. Notes
5.125%	03/15/23		200	196,000
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	05/01/26	(a)	900	810,000
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		4,550	4,436,250
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27	(a)	950	916,750
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26	(a)	1,500	1,421,250
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21		830	827,925
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)	625	531,250
8.875%	04/15/21		475	473,812
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.750%	06/01/20		450	448,920
Sr. Unsec’d. Notes
6.750%	02/01/20		700	699,125
6.750%	06/15/23	(a)	1,125	1,056,094
7.000%	08/01/25	(a)	1,800	1,665,000
8.125%	04/01/22		3,425	3,433,562

				22,625,354

Home Builders — 3.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/25		1,375	1,196,250
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	(a)	650	513,500
6.750%	03/15/25		850	731,000
7.250%	02/01/23		25	23,250
8.750%	03/15/22		350	350,000
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25		1,450	1,323,125
KB Home,
Gtd. Notes
7.500%	09/15/22		75	77,063
7.625%	05/15/23		825	835,312
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25		400	375,000
4.875%	12/15/23		325	312,000

SEE NOTES TO FINANCIAL STATEMENTS.

A131

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (continued)
5.250%	06/01/26		375	$353,437
5.375%	10/01/22		400	399,000
M/I Homes, Inc.,
Gtd. Notes
5.625%	08/01/25		375	343,125
6.750%	01/15/21		475	472,625
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25		650	581,750
6.875%	12/15/23		900	840,375
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		1,300	1,105,000
6.000%	06/01/25		1,275	1,201,687
New Home Co., Inc. (The),
Gtd. Notes
7.250%	04/01/22		625	567,187
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27		950	859,750
5.500%	03/01/26		800	770,000
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23		175	157,938
6.125%	04/01/25		175	154,875
Taylor Morrison Communities, Inc.,
Gtd. Notes
6.625%	05/15/22		350	350,438
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		275	261,250
5.875%	04/15/23		1,400	1,351,000
William Lyon Homes, Inc.,
Gtd. Notes
5.875%	01/31/25		1,425	1,211,250
7.000%	08/15/22		1,300	1,287,000

				18,004,187

Home Furnishings — 0.5%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	2,375	2,167,188

Household Products/Wares — 0.2%
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		1,050	997,185

Housewares — 0.1%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
5.250%	12/15/26		785	714,350

Internet — 0.6%
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		295	279,545

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (continued)
Gtd. Notes, 144A
5.750%	01/15/27		3,065	$2,735,512

				3,015,057

Iron/Steel — 0.8%
AK Steel Corp.,
Gtd. Notes
6.375%	10/15/25	(a)	690	531,300
7.000%	03/15/27	(a)	550	429,000
Cleveland-Cliffs, Inc.,
Gtd. Notes
5.750%	03/01/25	(a)	2,195	1,975,500
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26		800	700,000

				3,635,800

Lodging — 0.7%
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		575	537,625
Interval Acquisition Corp.,
Gtd. Notes
5.625%	04/15/23		350	349,125
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A
10.250%	11/15/22		775	821,500
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		700	707,000
MGM Resorts International,
Gtd. Notes
5.750%	06/15/25	(a)	1,000	965,000

				3,380,250

Machinery-Diversified — 0.6%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A
6.500%	06/15/23		600	604,500
Cloud Crane LLC,
Sec’d. Notes, 144A
10.125%	08/01/24		1,725	1,772,438
RBS Global, Inc./Rexnord LLC,
Gtd. Notes, 144A
4.875%	12/15/25		500	453,750

				2,830,688

Media — 9.7%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		2,010	1,844,175
8.125%	02/01/27		2,050	1,932,125
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		900	816,750
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		330	334,125

SEE NOTES TO FINANCIAL STATEMENTS.

A132

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		1,905	$1,752,600
5.125%	05/01/23		300	291,750
5.750%	02/15/26		200	196,000
5.875%	05/01/27		3,275	3,176,750
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Series A
6.500%	11/15/22		1,980	1,960,200
7.625%	03/15/20	(a)	1,575	1,539,563
Gtd. Notes, Series B
7.625%	03/15/20		5,050	4,923,750
CSC Holdings LLC,
Gtd. Notes, 144A
5.375%	02/01/28		1,275	1,172,592
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		2,315	2,268,700
5.125%	12/15/21		2,100	2,058,000
7.500%	04/01/28		2,985	2,977,537
DISH DBS Corp.,
Gtd. Notes
5.875%	07/15/22		300	276,000
5.875%	11/15/24		755	607,775
7.750%	07/01/26	(a)	8,315	6,880,662
Gray Escrow, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	05/15/27		1,000	973,170
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26		1,335	1,244,621
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.875%	08/15/23		675	691,875
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)	1,015	949,025
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23		1,075	1,080,375
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	02/15/25	(a)	375	324,375
6.875%	02/15/23		1,735	1,574,512
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.125%	02/15/27	(a)	250	220,625
5.625%	08/01/24	(a)	380	356,250
5.875%	03/15/26	(a)	275	256,438
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		1,240	1,112,900
5.125%	02/15/25	(a)	1,260	1,105,650
6.750%	09/15/22		200	199,000
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25		475	444,182

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Ziggo Bond Co. BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27		475	$415,625

				45,957,677

Metal Fabricate/Hardware — 0.7%
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		1,660	1,469,100
6.250%	08/15/24		100	94,000
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25		337	310,883
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		1,185	1,247,212

				3,121,195

Mining — 2.1%
Constellium NV,
Gtd. Notes, 144A
5.875%	02/15/26	(a)	1,175	1,045,750
6.625%	03/01/25	(a)	1,310	1,215,025
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24		1,320	1,095,600
7.250%	04/01/23		200	176,000
7.500%	04/01/25		1,525	1,258,125
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		2,500	2,312,500
4.550%	11/14/24		285	262,912
IAMGOLD Corp. (Canada),
Gtd. Notes, 144A
7.000%	04/15/25		1,340	1,259,600
International Wire Group, Inc.,
Sec’d. Notes, 144A
10.750%	08/01/21		575	511,750
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.250%	11/15/22		955	802,200

				9,939,462

Miscellaneous Manufacturing — 0.2%
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/24	(a)	925	793,188

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24		620	612,250

Oil & Gas — 9.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24	(a)	2,250	1,395,000

SEE NOTES TO FINANCIAL STATEMENTS.

A133

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25	(a)	1,300	$1,176,500
5.375%	11/01/21		650	627,250
5.625%	06/01/23		525	498,750
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		1,600	1,448,000
10.000%	04/01/22	(a)	1,675	1,713,190
Centennial Resource Production LLC,
Gtd. Notes, 144A
5.375%	01/15/26		850	790,500
Chesapeake Energy Corp.,
Gtd. Notes
8.000%	06/15/27	(a)	4,225	3,549,000
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
10.750%	02/15/20		3,950	4,029,000
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22		3,025	2,904,000
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		1,175	1,057,500
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		350	325,500
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/25	(a)	425	352,750
Diamondback Energy, Inc.,
Gtd. Notes
5.375%	05/31/25		375	365,625
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		825	841,665
Ensco PLC,
Sr. Unsec’d. Notes
7.750%	02/01/26		900	666,000
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26		1,600	1,168,000
7.375%	05/15/24		950	783,750
Halcon Resources Corp.,
Gtd. Notes
6.750%	02/15/25	(a)	275	200,750
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		75	66,375
5.750%	10/01/25		1,275	1,134,750
6.250%	11/01/28		900	792,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		3,000	2,835,000
7.000%	03/31/24		875	835,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25	(a)	1,050	$794,923
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.375%	01/01/26		750	735,000
5.750%	01/30/22		250	252,500
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		250	238,750
6.125%	01/17/22		34	34,893
7.375%	01/17/27		350	359,625
8.750%	05/23/26		425	476,000
Precision Drilling Corp. (Canada),
Gtd. Notes
7.750%	12/15/23		525	483,656
Gtd. Notes, 144A
7.125%	01/15/26	(a)	750	645,000
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		400	354,000
5.375%	10/01/22		325	295,750
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	525	430,500
5.000%	03/15/23	(a)	200	176,000
5.875%	07/01/22		2,125	1,965,625
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25		650	581,750
Seventy Seven Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/15/22	^(d)	275	3
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		825	804,375
5.500%	02/15/26		850	805,375
5.875%	03/15/28		100	93,538
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25		400	386,000
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25		1,700	1,483,250
7.500%	01/15/26		575	504,563
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		400	362,000
5.750%	06/01/26		400	362,000
6.000%	01/15/22		675	656,437
8.250%	08/01/23		950	992,750

				43,830,743

Oil & Gas Services — 0.1%
Nine Energy Service, Inc.,
Sr. Unsec’d. Notes, 144A
8.750%	11/01/23		400	380,000

SEE NOTES TO FINANCIAL STATEMENTS.

A134

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 1.3%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%
7.125%	09/15/23		2,250	$2,019,375
ARD Securities Finance SARL (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 8.750% or PIK 8.750%
8.750%	01/31/23		775	654,986
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
7.250%	05/15/24		1,725	1,720,687
Sr. Sec’d. Notes, 144A
4.625%	05/15/23		400	382,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.375%	08/15/25	(a)	350	346,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	900	857,250

				5,980,798

Pharmaceuticals — 1.0%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		950	869,250
6.125%	04/15/25	(a)	375	327,187
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		225	171,563
6.000%	02/01/25		1,200	861,000
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
5.375%	01/15/23		1,100	836,000
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		1,825	1,633,375

				4,698,375

Pipelines — 2.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		375	349,688
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	03/15/26		675	641,250
DCP Midstream Operating LP,
Gtd. Notes
5.600%	04/01/44		550	475,750
Gtd. Notes, 144A
6.450%	11/03/36		825	800,250
Energy Transfer LP,
Sr. Sec’d. Notes
7.500%	10/15/20		900	936,000
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.000%	05/15/23		250	231,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27		700	$659,750
7.768%	12/15/37		925	1,054,500
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		2,619	2,736,855
7.500%	07/15/38		450	508,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		875	859,687
5.500%	01/15/28		1,725	1,656,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		475	439,969
6.750%	03/15/24		675	685,125

				12,034,574

Real Estate — 1.0%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25		1,175	1,133,875
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		1,525	1,490,687
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	02/15/26		1,700	1,452,480
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
4.875%	06/01/23	(a)	600	522,000
WeWork Cos., Inc.,
Gtd. Notes, 144A
7.875%	05/01/25	(a)	275	244,063

				4,843,105

Real Estate Investment Trusts (REITs) — 1.3%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		1,150	1,137,361
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		775	701,375
4.500%	01/15/28		1,175	1,028,125
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		1,075	982,953
5.250%	08/01/26		575	541,938
6.375%	03/01/24		550	563,750
Sabra Health Care LP,
Gtd. Notes
5.125%	08/15/26		400	370,708
Senior Housing Properties Trust,
Sr. Unsec’d. Notes
6.750%	12/15/21		800	838,275

				6,164,485

SEE NOTES TO FINANCIAL STATEMENTS.

A135

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)

Retail — 5.0%
Beacon Roofing Supply, Inc.,
Gtd. Notes
6.375%	10/01/23		500	$495,000
Gtd. Notes, 144A
4.875%	11/01/25	(a)	1,350	1,186,312
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		475	446,500
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		725	725,000
CEC Entertainment, Inc.,
Gtd. Notes
8.000%	02/15/22		2,000	1,750,000
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23	(a)	850	684,250
Sr. Unsec’d. Notes
6.500%	05/01/21	(a)	275	225,500
6.750%	01/15/22	(a)	875	713,125
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.625%	06/15/20	(a)	1,450	1,036,750
8.625%	06/15/20	(a)	1,350	965,250
Golden Nugget, Inc.,
Gtd. Notes, 144A
8.750%	10/01/25		2,275	2,184,000
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,225	1,154,562
Hot Topic, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	06/15/21		546	535,080
L Brands, Inc.,
Gtd. Notes
5.250%	02/01/28		650	555,750
6.750%	07/01/36		1,775	1,446,625
6.875%	11/01/35		1,450	1,211,040
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		1,275	742,688
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)	2,500	1,806,250
PF Chang’s China Bistro, Inc.,
Gtd. Notes, 144A
10.250%	06/30/20	(a)	825	754,875
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23		2,875	2,271,250
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,550	1,426,000
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.500%	06/01/24		1,350	1,255,500

				23,571,307

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)

Semiconductors — 0.3%
Micron Technology, Inc.,
Sr. Unsec’d. Notes
5.500%	02/01/25	820	$802,575
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	650	653,250

			1,455,825

Software — 2.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/01/25	600	559,500
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A
7.125%	05/01/21(a)	3,280	3,189,800
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22	4,060	3,926,629
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	320	311,645
RP Crown Parent LLC,
Sr. Sec’d. Notes, 144A
7.375%	10/15/24	2,305	2,322,287

			10,309,861

Telecommunications — 6.6%
Anixter, Inc.,
Gtd. Notes
5.500%	03/01/23	250	249,375
Gtd. Notes, 144A
6.000%	12/01/25	750	744,375
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27	1,125	1,032,187
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	570	461,700
6.000%	06/15/25	1,285	1,169,350
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22	200	93,000
8.250%	09/30/20	1,350	911,250
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23	1,700	1,345,125
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21(a)	315	282,713
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24(a)	2,440	2,110,600
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A
9.750%	07/15/25	1,920	1,925,376
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26	335	306,525

SEE NOTES TO FINANCIAL STATEMENTS.

A136

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Northwestern Bell Telephone,
Sr. Unsec’d. Notes
7.750%	05/01/30	100	$105,752
ORBCOMM, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	04/01/24	1,700	1,734,000
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	3,625	3,425,625
8.750%	03/15/32	2,960	3,122,800
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	795	787,320
7.625%	02/15/25	2,125	2,125,000
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25	1,045	961,400
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
5.000%	01/20/26	7,165	5,891,063
Xplornet Communications, Inc. (Canada),
Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%
9.625%	06/01/22	2,773	2,704,732

			31,489,268

Textiles — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China),
Sr. Sec’d. Notes, 144A
7.500%	05/01/25	750	701,625

Transportation — 0.3%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Greece),
Sr. Sec’d. Notes, 144A
7.375%	01/15/22	600	378,000
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23	200	192,900
6.500%	06/15/22	1,105	1,095,331

			1,666,231

Trucking & Leasing — 0.9%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	01/15/23	1,850	1,794,500
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23	950	888,250
5.250%	08/15/22	400	387,000
5.500%	02/15/24	1,225	1,182,125

			4,251,875

TOTAL CORPORATE BONDS (cost $451,415,231)			425,837,031

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Adjustable Rate Mortgage Trust,
Series 2005-07, Class 1A1
3.948%(cc)	10/25/35	6	$4,677
Alternative Loan Trust,
Series 2005-43, Class 4A3
3.863%(cc)	10/25/35	3	2,624
Series 2006-HY13, Class 4A1
3.888%(cc)	02/25/37	4	3,591
Series 2006-OA09, Class 2A1A, 1 Month LIBOR + 0.210%
2.680%(c)	07/20/46	4	3,198
American Home Mortgage Assets Trust,
Series 2006-04, Class 1A12, 1 Month LIBOR + 0.210%
2.716%(c)	10/25/46	25	18,082
American Home Mortgage Investment Trust,
Series 2005-02, Class 4A1, 6 Month LIBOR + 1.500%
4.385%(c)	09/25/45	1	1,285
Banc of America Alternative Loan Trust,
Series 2005-04, Class CB6, 1 Month LIBOR + 0.400%
2.906%(c)	05/25/35	2	1,779
Banc of America Funding Trust,
Series 2006-B, Class 2A1
3.767%(cc)	03/20/36	7	6,354
CHL Mortgage Pass-Through Trust,
Series 2005-02, Class 2A1, 1 Month LIBOR + 0.640%
3.146%(c)	03/25/35	5	5,238
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
4.238%(cc)	09/25/37	17	16,064
HarborView Mortgage Loan Trust,
Series 2006-05, Class 2A1A, 1 Month LIBOR + 0.180%
2.650%(c)	07/19/46	7	5,093
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190%
2.696%(c)	09/25/46	6	4,973
JPMorgan Mortgage Trust,
Series 2007-S03, Class 1A96
6.000%	08/25/37	16	12,651
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA01, Class 1A1, 1 Month LIBOR + 0.210%
2.716%(c)	04/25/46	4	3,579
RALI Series Trust,
Series 2006-QA02, Class 3A1
5.708%(cc)	02/25/36	17	14,848
Series 2007-QS04, Class 2A1, 1 Month LIBOR + 0.330%
2.836%(c)	03/25/37	13	3,974
Residential Asset Securitization Trust,
Series 2007-A05, Class 2A3
6.000%	05/25/37	4	3,265
SunTrust Alternative Loan Trust,
Series 2006-01F, Class 3A, 1 Month LIBOR + 0.350%
2.856%(c)	04/25/36	16	4,619
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2007-HY01, Class 2A3
3.474%(cc)	02/25/37	4	3,605

SEE NOTES TO FINANCIAL STATEMENTS.

A137

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-HY01, Class 4A1
3.600%(cc)	02/25/37	5	$4,531

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $116,578)			124,030

		Shares

COMMON STOCKS — 0.2%
Independent Power & Renewable Electricity Producers — 0.2%
Vistra Energy Corp.*(a)		44,042	1,008,121

Media — 0.0%
Mood Media Corp.*^		88,166	17,633
Mood Media Corp.^		71,972	14,395

			32,028

Oil, Gas & Consumable Fuels — 0.0%
Ascent Resources - Marcellus LLC (Class A Stock)^		4,593	12,860
Frontera Energy Corp. (Colombia)*		7,600	74,038

			86,898

TOTAL COMMON STOCKS (cost $1,226,943)			1,127,047

PREFERRED STOCKS — 0.1%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%		11,850	300,990

Construction Materials — 0.0%
New Millennium Homes LLC^		408	10,621

Media — 0.0%
Adelphia Communications Corp.^		700	0

TOTAL PREFERRED STOCKS (cost $296,917)			311,611

		Units

WARRANTS* — 0.0%
Oil, Gas & Consumable Fuels
Ascent Resources - Marcellus LLC^, expiring 03/30/23		30,044	3,305
Ascent Resources - Marcellus LLC^, expiring 03/30/23		23,368	1,168

			4,473

TOTAL WARRANTS (cost $6,843)			4,473

TOTAL LONG-TERM INVESTMENTS (cost $482,405,949)			456,229,940

	Shares	Value

SHORT-TERM INVESTMENTS — 18.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	11,299,269	$11,299,269
PGIM Institutional Money Market Fund (cost $77,048,390; includes $76,887,842 of cash collateral for securities on loan)(b)(w)	77,051,864	77,044,159

TOTAL SHORT-TERM INVESTMENTS (cost $88,347,659)		88,343,428

TOTAL INVESTMENTS—115.0% (cost $570,753,608)		544,573,368
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (15.0)%		(70,882,488)

NET ASSETS — 100.0%		$473,690,880

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,539,610 and 0.5% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $74,119,952; cash collateral of $76,887,842 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(kk)	Represents an escrow position to be exchanged for an equity security as part of a bond restructuring.

(p)	Interest rate not available as of December 31, 2018.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A138

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
82	2 Year U.S. Treasury Notes	Mar. 2019	$17,409,625	$118,754
56	5 Year U.S. Treasury Notes	Mar. 2019	6,422,500	108,954
136	10 Year U.S. Treasury Notes	Mar. 2019	16,594,125	245,312
6	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	963,938	50,780

				523,800

Short Position:
5	20 Year U.S. Treasury Bonds	Mar. 2019	730,000	(31,258)

				$492,542

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$390,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$10,331,836	$—
Bank Loans	—	17,636,412	857,500
Corporate Bonds.	—	424,214,903	1,622,128
Residential Mortgage-Backed Securities.	—	124,030	—
Common Stocks	1,082,159	—	44,888
Preferred Stocks	300,990	—	10,621
Warrants.	—	—	4,473
Affiliated Mutual Funds	88,343,428	—	—
Other Financial Instruments*
Futures Contracts	492,542	—	—

Total	$90,219,119	$452,307,181	$2,539,610

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (16.2% represents investments purchased with collateral from securities on loan)	18.7%
Media	10.2

Oil & Gas	9.3%
Telecommunications	6.6
Retail	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

A139

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Healthcare-Services	4.8%
Electric	4.5
Chemicals	4.4
Commercial Services	3.9
Home Builders	3.8
Entertainment	3.8
Computers	2.9
Software	2.7
Pipelines	2.5
Diversified Financial Services	2.5
Mining	2.4
Aerospace & Defense	2.4
Collateralized Loan Obligations	2.2
Building Materials	1.8
Auto Parts & Equipment	1.8
Foods	1.8
Auto Manufacturers	1.6
Real Estate Investment Trusts (REITs)	1.3
Packaging & Containers	1.3
Real Estate	1.0
Pharmaceuticals	1.0
Trucking & Leasing	0.9
Engineering & Construction	0.9
Gas	0.8
Iron/Steel	0.8
Lodging	0.7
Metal Fabricate/Hardware	0.7
Internet	0.6
Machinery-Diversified	0.6
Distribution/Wholesale	0.5
Home Furnishings	0.5

Banks	0.4%
Transportation	0.3
Semiconductors	0.3
Healthcare-Products	0.3
Beverages	0.2
Independent Power & Renewable Electricity Producers	0.2
Household Products/Wares	0.2
Environmental Control	0.2
Agriculture	0.2
Coal	0.2
Miscellaneous Manufacturing	0.2
Electronics	0.2
Housewares	0.1
Textiles	0.1
Office/Business Equipment	0.1
Insurance	0.1
Advertising	0.1
Oil & Gas Services	0.1
Capital Markets	0.1
Residential Mortgage-Backed Securities	0.0	*
Forest Products & Paper	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Construction Materials	0.0	*

	115.0
Liabilities in excess of other assets	(15.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$4,473		—	$—
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin futures	523,800	*	margin futures	31,258	*

		$528,273			$31,258

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,348,118)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures
Equity contracts	$(2,370)	$—
Interest rate contracts	—	495,649
Total.	$(2,370)	$495,649

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$38,951,369	$146,000

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$74,119,952	$(74,119,952)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $74,119,952:
Unaffiliated investments (cost $482,405,949)	$456,229,940
Affiliated investments (cost $88,347,659)	88,343,428
Cash	46,999
Foreign currency, at value (cost $43,688)	43,078
Dividends and interest receivable	8,085,986
Deposits with broker for centrally cleared/exchange-traded derivatives	390,000
Receivable for Portfolio shares sold	158,249
Due from broker-variation margin futures	79,875
Receivable for investments sold	14,651
Tax reclaim receivable	3,350
Prepaid expenses	5,565

Total Assets	553,401,121

LIABILITIES
Payable to broker for collateral for securities on loan	76,887,842
Payable for investments purchased	2,167,067
Accrued expenses and other liabilities	255,431
Management fee payable	232,759
Payable for Portfolio shares repurchased	162,891
Payable to affiliate	3,271
Affiliated transfer agent fee payable	980

Total Liabilities	79,710,241

NET ASSETS	$473,690,880

Net assets were comprised of: Partners Equity	$473,690,880

Net asset value and redemption price per share $473,690,880 / 95,544,007 outstanding shares of beneficial interest	$4.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$34,484,632
Income from securities lending, net (including affiliated income of $431,941)	528,680
Affiliated dividend income	277,780
Unaffiliated dividend income	18,886

Total income	35,309,978

EXPENSES
Management fee	2,745,363
Custodian and accounting fees	109,079
Shareholders’ reports	99,368
Audit fee	46,800
Trustees’ fees	14,559
Legal fees and expenses	12,761
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	46,832

Total expenses	3,085,445
Less: Fee waiver and/or expense reimbursement	(240,236)

Net expenses	2,845,209

NET INVESTMENT INCOME (LOSS)	32,464,769

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,791))	5,495,403
Futures transactions	(1,348,118)
Foreign currency transactions	(147)

4,147,138

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,576))	(43,243,040)
Futures	495,649
Foreign currencies	(862)

(42,748,253)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(38,601,115)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,136,346)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$32,464,769	$218,925,385
Net realized gain (loss) on investment and foreign currency transactions	4,147,138	42,224,447
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(42,748,253)	6,859,888

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,136,346)	268,009,720

DISTRIBUTIONS	(14,221,775)	(225,581,137)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,306,490 and 1,655,022 shares, respectively]	21,980,492	8,653,185
Portfolio shares issued in reinvestment of distributions [2,833,023 and 43,655,242 shares, respectively]	14,221,775	225,581,137
Portfolio shares repurchased [9,834,319 and 646,795,760 shares, respectively]	(50,202,169)	(3,336,173,785)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(13,999,902)	(3,101,939,463)

CAPITAL CONTRIBUTIONS	2,830	—

TOTAL INCREASE (DECREASE)	(34,355,193)	(3,059,510,880)
NET ASSETS:
Beginning of year	508,046,073	3,567,556,953

End of year	$473,690,880	$508,046,073

SEE NOTES TO FINANCIAL STATEMENTS.

A142

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.4%
Boeing Co. (The)	193,279	$62,332,477
Safran SA (France)	162,095	19,598,184

		81,930,661

Automobiles — 2.4%
Tesla, Inc.*(a)	136,856	45,545,677

Banks — 1.6%
JPMorgan Chase & Co.	312,484	30,504,688

Biotechnology — 4.2%
Alexion Pharmaceuticals, Inc.*	216,021	21,031,804
BioMarin Pharmaceutical, Inc.*	236,901	20,172,120
Celgene Corp.*	154,919	9,928,759
Vertex Pharmaceuticals, Inc.*	162,611	26,946,269

		78,078,952

Capital Markets — 2.3%
Goldman Sachs Group, Inc. (The)	125,274	20,927,022
S&P Global, Inc.	124,836	21,214,630

		42,141,652

Chemicals — 0.9%
Albemarle Corp.(a)	215,141	16,580,917

Entertainment — 4.5%
Activision Blizzard, Inc.	381,565	17,769,482
Netflix, Inc.*	243,630	65,210,006

		82,979,488

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	59,402	9,396,802
Crown Castle International Corp.	172,192	18,705,217

		28,102,019

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	177,501	36,158,729

Health Care Equipment & Supplies — 1.6%
Edwards Lifesciences Corp.*	68,334	10,466,719
Intuitive Surgical, Inc.*	39,294	18,818,682

		29,285,401

Health Care Providers & Services — 1.9%
UnitedHealth Group, Inc.	141,695	35,299,058

Hotels, Restaurants & Leisure — 3.5%
Chipotle Mexican Grill, Inc.*	31,139	13,445,509
Marriott International, Inc. (Class A Stock)	273,092	29,646,868
McDonald’s Corp.	128,150	22,755,595

		65,847,972

Interactive Media & Services — 11.8%
Alphabet, Inc. (Class A Stock)*	49,071	51,277,232
Alphabet, Inc. (Class C Stock)*	49,727	51,497,779
Facebook, Inc. (Class A Stock)*	396,303	51,951,360
Tencent Holdings Ltd. (China)	1,640,131	65,648,134

		220,374,505

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 9.8%
Alibaba Group Holding Ltd. (China), ADR*(a)	380,462	$52,149,926
Amazon.com, Inc.*	72,274	108,553,380
Booking Holdings, Inc.*	10,687	18,407,503
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	158,361	2,804,573

		181,915,382

IT Services — 11.1%
Adyen NV (Netherlands), 144A*(a)	25,765	14,106,378
FleetCor Technologies, Inc.*	131,024	24,333,777
Mastercard, Inc. (Class A Stock)	382,489	72,156,550
PayPal Holdings, Inc.*	229,242	19,276,960
Square, Inc. (Class A Stock)*	228,200	12,799,738
Visa, Inc. (Class A Stock)	491,852	64,894,953

		207,568,356

Life Sciences Tools & Services — 1.9%
Illumina, Inc.*	119,521	35,847,934

Oil, Gas & Consumable Fuels — 0.5%
Concho Resources, Inc.*	84,531	8,688,941

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	202,335	26,323,784

Pharmaceuticals — 4.2%
AstraZeneca PLC (United Kingdom), ADR(a)	1,056,119	40,111,400
Bristol-Myers Squibb Co.	291,225	15,137,875
Merck & Co., Inc.	297,566	22,737,018

		77,986,293

Road & Rail — 1.0%
Union Pacific Corp.	136,703	18,896,456

Semiconductors & Semiconductor Equipment — 2.9%
Broadcom, Inc.	103,342	26,277,804
NVIDIA Corp.	211,683	28,259,680

		54,537,484

Software — 16.1%
Adobe, Inc.*	226,756	51,301,277
Microsoft Corp.	938,192	95,292,162
Red Hat, Inc.*	118,393	20,794,547
salesforce.com, Inc.*	522,899	71,621,476
ServiceNow, Inc.*(a)	68,172	12,138,025
Splunk, Inc.*	200,905	21,064,889
Workday, Inc. (Class A Stock)*	174,130	27,805,078

		300,017,454

Specialty Retail — 1.6%
Home Depot, Inc. (The)	170,773	29,342,217

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	383,584	60,506,540

Textiles, Apparel & Luxury Goods — 3.6%
Kering SA (France)	51,047	24,071,209

SEE NOTES TO FINANCIAL STATEMENTS.

A143

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Lululemon Athletica, Inc.*	80,310	$9,766,499
NIKE, Inc. (Class B Stock)	453,274	33,605,735

		67,443,443

TOTAL LONG-TERM INVESTMENTS (cost $1,016,861,074)		1,861,904,003

SHORT-TERM INVESTMENTS — 6.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	3,388,912	3,388,912
PGIM Institutional Money Market Fund (cost $121,502,360; includes $121,189,497 of cash collateral for securities on loan)(b)(w)	121,514,856	121,502,704

TOTAL SHORT-TERM INVESTMENTS (cost $124,891,272)		124,891,616

TOTAL INVESTMENTS—106.6% (cost $1,141,752,346)		1,986,795,619
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.6)%		(122,426,232)

NET ASSETS — 100.0%		$1,864,369,387

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $118,265,751; cash collateral of $121,189,497 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$62,332,477	$19,598,184	$—
Automobiles	45,545,677	—	—
Banks	30,504,688	—	—
Biotechnology	78,078,952	—	—
Capital Markets	42,141,652	—	—
Chemicals	16,580,917	—	—
Entertainment	82,979,488	—	—
Equity Real Estate Investment Trusts (REITs)	28,102,019	—	—
Food & Staples Retailing	36,158,729	—	—
Health Care Equipment & Supplies	29,285,401	—	—
Health Care Providers & Services	35,299,058	—	—
Hotels, Restaurants & Leisure	65,847,972	—	—
Interactive Media & Services	154,726,371	65,648,134	—
Internet & Direct Marketing Retail	181,915,382	—	—
IT Services	193,461,978	14,106,378	—
Life Sciences Tools & Services	35,847,934	—	—
Oil, Gas & Consumable Fuels	8,688,941	—	—
Personal Products	26,323,784	—	—
Pharmaceuticals	77,986,293	—	—
Road & Rail	18,896,456	—	—
Semiconductors & Semiconductor Equipment	54,537,484	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A144

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Software	$300,017,454	$—	$—
Specialty Retail	29,342,217	—	—
Technology Hardware, Storage & Peripherals	60,506,540	—	—
Textiles, Apparel & Luxury Goods	43,372,234	24,071,209	—
Affiliated Mutual Funds	124,891,616	—	—

Total	$1,863,371,714	$123,423,905	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	16.1%
Interactive Media & Services	11.8
IT Services	11.1
Internet & Direct Marketing Retail	9.8
Affiliated Mutual Funds (6.5% represents investments purchased with collateral from securities on loan)	6.7
Entertainment	4.5
Aerospace & Defense	4.4
Biotechnology	4.2
Pharmaceuticals	4.2
Textiles, Apparel & Luxury Goods	3.6
Hotels, Restaurants & Leisure	3.5
Technology Hardware, Storage & Peripherals	3.3
Semiconductors & Semiconductor Equipment	2.9
Automobiles	2.4
Capital Markets	2.3

Food & Staples Retailing	1.9%
Life Sciences Tools & Services	1.9
Health Care Providers & Services	1.9
Banks	1.6
Specialty Retail	1.6
Health Care Equipment & Supplies	1.6
Equity Real Estate Investment Trusts (REITs)	1.5
Personal Products	1.4
Road & Rail	1.0
Chemicals	0.9
Oil, Gas & Consumable Fuels	0.5

106.6
Liabilities in excess of other assets	(6.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$118,265,751	$(118,265,751)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $118,265,751:
Unaffiliated investments (cost $1,016,861,074)	$1,861,904,003
Affiliated investments (cost $124,891,272)	124,891,616
Dividends and interest receivable	386,112
Tax reclaim receivable	211,505
Receivable for Portfolio shares sold	109,370
Prepaid expenses and other assets	27,318

Total Assets	1,987,529,924

LIABILITIES
Payable to broker for collateral for securities on loan	121,189,497
Management fee payable	972,127
Payable for Portfolio shares repurchased	487,853
Accrued expenses and other liabilities	445,617
Payable to affiliate	42,695
Distribution fee payable	13,541
Administration fee payable	8,227
Affiliated transfer agent fee payable	980

Total Liabilities	123,160,537

NET ASSETS	$1,864,369,387

Net assets were comprised of:
Partners Equity	$1,864,369,387

Class I:
Net asset value and redemption price per share, $1,803,249,805 / 29,461,019 outstanding shares of beneficial interest	$61.21

Class II:
Net asset value and redemption price per share, $61,119,582 / 1,041,543 outstanding shares of beneficial interest	$58.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $517,838 foreign withholding tax)	$15,999,534
Income from securities lending, net (including affiliated income of $692,794)	894,831
Affiliated dividend income	280,543

Total income	17,174,908

EXPENSES
Management fee	12,729,964
Distribution fee—Class II	173,795
Administration fee—Class II	104,278
Custodian and accounting fees	185,453
Shareholders’ reports	151,856
Trustees’ fees	32,315
Audit fee	28,600
Legal fees and expenses	16,995
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	42,059

Total expenses	13,475,998

NET INVESTMENT INCOME (LOSS)	3,698,910

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,478)	149,827,371
Foreign currency transactions	(1,116)

149,826,255

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(931))	(158,047,554)
Foreign currencies	273

(158,047,281)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(8,221,026)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,522,116)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,698,910	$4,276,768
Net realized gain (loss) on investment and foreign currency transactions	149,826,255	170,316,090
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(158,047,281)	380,372,655

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,522,116)	554,965,513

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	46,087,602	28,508,126
Portfolio shares repurchased	(174,423,180)	(147,895,679)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(128,335,578)	(119,387,553)

CAPITAL CONTRIBUTIONS	142,910	—

TOTAL INCREASE (DECREASE)	(132,714,784)	435,577,960
NET ASSETS:
Beginning of year	1,997,084,171	1,561,506,211

End of year	$1,864,369,387	$1,997,084,171

SEE NOTES TO FINANCIAL STATEMENTS.

A146

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 95.4%		Value
COMMON STOCKS — 93.7%	Shares
Construction Materials — 1.0%
HeidelbergCement AG (Germany)	62,060	$3,814,229
Diversified Chemicals — 5.1%
DowDuPont, Inc.	139,320	7,450,834
Linde PLC (United Kingdom)	73,590	11,482,983

		18,933,817

Diversified Metals & Mining — 9.8%
BHP Group Ltd. (Australia)	709,497	17,042,498
Rio Tinto PLC (Australia)	281,681	13,454,522
South32 Ltd. (Australia)	1,864,957	4,396,127
Teck Resources Ltd. (Canada) (Class B Stock)	87,032	1,873,623

		36,766,770

Fertilizers & Agricultural Chemicals — 4.2%
CF Industries Holdings, Inc.	70,315	3,059,406
FMC Corp.	60,675	4,487,523
Mosaic Co. (The)	86,650	2,531,047
Nutrien Ltd. (Canada)(a)	115,971	5,446,865

		15,524,841

Heavy Electrical Equipment — 0.8%
Vestas Wind Systems A/S (Denmark)	40,049	3,034,118

Industrial Gases — 4.4%
Air Liquide SA (France)	65,565	8,159,951
Air Products & Chemicals, Inc.	52,120	8,341,806

		16,501,757

Integrated Oil & Gas — 32.1%
BP PLC (United Kingdom)	2,276,031	14,411,192
Chevron Corp.	210,130	22,860,043
Exxon Mobil Corp.	349,820	23,854,226
Occidental Petroleum Corp.	168,230	10,325,957
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	515,425	15,181,164
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	395,328	11,806,495
Suncor Energy, Inc. (Canada)	276,779	7,730,430
TOTAL SA (France)	256,936	13,596,520

		119,766,027

Metal & Glass Containers — 1.6%
Berry Global Group, Inc.*	126,455	6,010,406

Oil & Gas Exploration & Production — 15.4%
Anadarko Petroleum Corp.	53,085	2,327,246
Cabot Oil & Gas Corp.	142,560	3,186,216
Concho Resources, Inc.*	52,802	5,427,518
ConocoPhillips	191,815	11,959,665
Continental Resources, Inc.*	88,595	3,560,633
Diamondback Energy, Inc.(a)	52,735	4,888,535
EOG Resources, Inc.	117,606	10,256,419
Marathon Oil Corp.	452,275	6,485,623
Parsley Energy, Inc. (Class A Stock)*	82,715	1,321,786
Pioneer Natural Resources Co.	34,646	4,556,642

COMMON STOCKS
(continued)	Shares	Value
Oil & Gas Exploration & Production (continued)
SM Energy Co.	102,905	$1,592,969
WPX Energy, Inc.*	150,585	1,709,140

		57,272,392

Oil & Gas Refining & Marketing — 4.7%
HollyFrontier Corp.	34,415	1,759,295
Marathon Petroleum Corp.	105,515	6,226,440
Phillips 66	58,730	5,059,589
Valero Energy Corp.	60,467	4,533,211

		17,578,535

Oil & Gas Storage & Transportation — 5.9%
Enbridge, Inc. (Canada)	242,110	7,521,158
Kinder Morgan, Inc.	476,460	7,327,955
Williams Cos., Inc. (The)	317,760	7,006,608

		21,855,721

Precious Metals & Minerals — 0.0%
Sedibelo Platinum Mines Ltd. (South Africa), Private Placement (original cost $1,102,975; purchased 11/27/07)*^(f)	129,100	—
Railroads — 3.2%
Kansas City Southern	51,650	4,929,992
Union Pacific Corp.	49,885	6,895,604

		11,825,596

Specialty Chemicals — 5.5%
Albemarle Corp.(a)	36,230	2,792,246
Ecolab, Inc.(a)	60,288	8,883,437
Sherwin-Williams Co. (The)	15,455	6,080,924
Shin-Etsu Chemical Co. Ltd. (Japan)	37,100	2,870,180

		20,626,787

TOTAL COMMON STOCKS (cost $329,475,142)		349,510,996

EXCHANGE TRADED FUND — 1.7%
VanEck Vectors Gold Miners ETF(a) (cost $5,903,742)	297,125	6,266,366

TOTAL LONG-TERM INVESTMENTS (cost $335,378,884)		355,777,362

SHORT-TERM INVESTMENTS — 10.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	16,380,536	16,380,536
PGIM Institutional Money Market Fund (cost $21,775,080; includes $21,710,445 of cash collateral for securities on loan)(b)(w)	21,777,409	21,775,231

TOTAL SHORT-TERM INVESTMENTS (cost $38,155,615)		38,155,767

TOTAL INVESTMENTS—105.7% (cost $373,534,499)		393,933,129
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.7)%		(21,124,200)

NET ASSETS — 100.0%		$372,808,929

SEE NOTES TO FINANCIAL STATEMENTS.

A147

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,319,968; cash collateral of $21,710,445 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the original cost of such security is $1,102,975. The value of $0 is 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Construction Materials	$—	$3,814,229	$—
Diversified Chemicals	18,933,817	—	—
Diversified Metals & Mining	1,873,623	34,893,147	—
Fertilizers & Agricultural Chemicals	15,524,841	—	—
Heavy Electrical Equipment	—	3,034,118	—
Industrial Gases	8,341,806	8,159,951	—
Integrated Oil & Gas	64,770,656	54,995,371	—
Metal & Glass Containers	6,010,406	—	—
Oil & Gas Exploration & Production	57,272,392	—	—
Oil & Gas Refining & Marketing	17,578,535	—	—
Oil & Gas Storage & Transportation	21,855,721	—	—
Precious Metals & Minerals	—	—	—
Railroads	11,825,596	—	—
Specialty Chemicals	17,756,607	2,870,180	—
Exchange Traded Fund	6,266,366	—	—
Affiliated Mutual Funds	38,155,767	—	—

Total	$286,166,133	$107,766,996	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Integrated Oil & Gas	32.1%
Oil & Gas Exploration & Production	15.4
Affiliated Mutual Funds (5.8% represents investments purchased with collateral from securities on loan)	10.3
Diversified Metals & Mining	9.8
Oil & Gas Storage & Transportation	5.9
Specialty Chemicals	5.5
Diversified Chemicals	5.1
Oil & Gas Refining & Marketing	4.7
Industrial Gases	4.4
Fertilizers & Agricultural Chemicals	4.2
Railroads	3.2

Exchange Traded Fund	1.7%
Metal & Glass Containers	1.6
Construction Materials	1.0
Heavy Electrical Equipment	0.8
Precious Metals & Minerals	0.0 *

105.7
Liabilities in excess of other assets	(5.7)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A148

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written
Equity contracts	$28,996

For the year ended December 31, 2018, there was no change in unrealized appreciation (depreciation) on derivatives recognized in income.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)
$145,020

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

	Gross Market
	Value of
	Recognized	Collateral	Net
Description	Assets/(Liabilities)	Pledged/(Received)(1)	Amount
Securities on Loan	$21,319,968	$(21,319,968)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $21,319,968:
Unaffiliated investments (cost $335,378,884)	$355,777,362
Affiliated investments (cost $38,155,615)	38,155,767
Foreign currency, at value (cost $6,540)	5,257
Tax reclaim receivable	738,023
Dividends and interest receivable	545,414
Receivable for Portfolio shares sold	272,980
Receivable from affiliate	50,408
Prepaid expenses	3,498

Total Assets	395,548,709

LIABILITIES
Payable to broker for collateral for securities on loan	21,710,445
Payable to affiliate	608,312
Accrued expenses and other liabilities	162,847
Management fee payable	143,299
Payable for Portfolio shares repurchased	89,762
Distribution fee payable	10,425
Payable for investments purchased	7,452
Administration fee payable	6,258
Affiliated transfer agent fee payable	980

Total Liabilities	22,739,780

NET ASSETS	$372,808,929

Net assets were comprised of:
Partners Equity	$372,808,929

Class I:
Net asset value and redemption price per share, $324,360,646 / 14,751,050 outstanding shares of beneficial interest	$21.99

Class II:
Net asset value and redemption price per share, $48,448,283 / 2,278,983 outstanding shares of beneficial interest	$21.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $502,853, of which $4,862 is reimbursable by an affiliate)	$12,125,091
Income from securities lending, net (including affiliated income of $177,513)	274,396
Affiliated dividend income	268,026

Total income	12,667,513

EXPENSES
Management fee	2,025,512
Distribution fee—Class II	129,983
Administration fee—Class II	77,990
Shareholders’ reports	138,322
Custodian and accounting fees	92,111
Audit fee	32,010
Trustees’ fees	14,422
Legal fees and expenses	11,905
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	18,415

Total expenses	2,551,353
Less: Fee waivers and/or expense reimbursement	(36,009)

Net expenses	2,515,344

NET INVESTMENT INCOME (LOSS)	10,152,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,972))	12,450,460
Options written transactions	28,996
Foreign currency transactions	(104,873)

12,374,583

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $152)	(105,091,759)
Foreign currencies.	(10,773)

(105,102,532)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(92,727,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(82,575,780)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,152,169	$7,168,213
Net realized gain (loss) on investment and foreign currency transactions	12,374,583	10,288,468
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(105,102,532)	(19,370,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,575,780)	(1,913,520)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	32,236,320	39,878,340
Portfolio shares repurchased	(54,963,059)	(58,041,112)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(22,726,739)	(18,162,772)

CAPITAL CONTRIBUTIONS	91,663	—

TOTAL INCREASE (DECREASE)	(105,210,856)	(20,076,292)
NET ASSETS:
Beginning of year	478,019,785	498,096,077

End of year	$372,808,929	$478,019,785

SEE NOTES TO FINANCIAL STATEMENTS.

A150

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 99.3%	Shares	Value
Aerospace & Defense — 2.4%
AAR Corp.	35,521	$1,326,354
Aerojet Rocketdyne Holdings, Inc.*(a)	78,515	2,766,083
Aerovironment, Inc.*	23,234	1,578,750
Axon Enterprise, Inc.*(a)	63,700	2,786,875
Cubic Corp.	31,143	1,673,625
Engility Holdings, Inc.*	19,780	562,939
Mercury Systems, Inc.*	52,748	2,494,453
Moog, Inc. (Class A Stock)	35,424	2,744,652
National Presto Industries, Inc.(a)	5,469	639,435
Triumph Group, Inc.(a)	54,100	622,150

		17,195,316

Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.*	27,890	1,176,679
Echo Global Logistics, Inc.*	31,180	633,889
Forward Air Corp.	31,836	1,746,205
Hub Group, Inc. (Class A Stock)*	36,630	1,357,874

		4,914,647

Airlines — 0.7%
Allegiant Travel Co.	13,954	1,398,470
Hawaiian Holdings, Inc.	53,830	1,421,650
SkyWest, Inc.	56,580	2,516,113

		5,336,233

Auto Components — 2.1%
American Axle & Manufacturing Holdings, Inc.*	121,300	1,346,430
Cooper Tire & Rubber Co.	54,500	1,761,985
Cooper-Standard Holdings, Inc.*	18,080	1,123,130
Dorman Products, Inc.*	31,700	2,853,634
Fox Factory Holding Corp.*	41,400	2,437,218
Garrett Motion, Inc. (Switzerland)*(a)	80,550	993,987
Gentherm, Inc.*	38,050	1,521,239
LCI Industries	27,479	1,835,597
Motorcar Parts of America, Inc.*(a)	20,500	341,120
Standard Motor Products, Inc.	21,999	1,065,411
Superior Industries International, Inc.	24,968	120,096

		15,399,847

Automobiles — 0.1%
Winnebago Industries, Inc.(a)	31,631	765,787

Banks — 9.4%
Ameris Bancorp	43,470	1,376,695
Banc of California, Inc.	46,420	617,850
Banner Corp.	34,330	1,835,968
Berkshire Hills Bancorp, Inc.	44,100	1,189,377
Boston Private Financial Holdings, Inc.	91,812	970,453
Brookline Bancorp, Inc.	87,432	1,208,310
Central Pacific Financial Corp.	31,770	773,600
City Holding Co.(a)	18,174	1,228,381
Columbia Banking System, Inc.	79,898	2,899,498
Community Bank System, Inc.(a)	55,806	3,253,490
Customers Bancorp, Inc.*	31,600	575,120
CVB Financial Corp.(a)	111,550	2,256,657
Eagle Bancorp, Inc.*	34,500	1,680,495
Fidelity Southern Corp.	24,050	625,781

COMMON STOCKS (continued)
	Shares	Value
Banks (continued)
First Bancorp (Puerto Rico)	236,272	$2,031,939
First Commonwealth Financial Corp.	107,860	1,302,949
First Financial Bancorp	106,653	2,529,809
First Financial Bankshares, Inc.(a)	73,758	4,255,099
First Midwest Bancorp, Inc.(a)	115,970	2,297,366
Franklin Financial Network, Inc.*	13,300	350,721
Glacier Bancorp, Inc.(a)	92,083	3,648,329
Great Western Bancorp, Inc.	62,880	1,965,000
Green Bancorp, Inc.	28,760	492,946
Hanmi Financial Corp.	34,636	682,329
Heritage Financial Corp.	36,150	1,074,378
Hope Bancorp, Inc.	132,854	1,575,649
Independent Bank Corp.	30,636	2,154,017
LegacyTexas Financial Group, Inc.	49,210	1,579,149
National Bank Holdings Corp. (Class A Stock)	28,190	870,225
NBT Bancorp, Inc.	47,610	1,646,830
OFG Bancorp (Puerto Rico)	47,370	779,710
Old National Bancorp	163,877	2,523,706
Opus Bank	23,450	459,386
Pacific Premier Bancorp, Inc.*(a)	49,000	1,250,480
Preferred Bank	15,200	658,920
S&T Bancorp, Inc.	38,173	1,444,466
Seacoast Banking Corp. of Florida*(a)	55,800	1,451,916
ServisFirst Bancshares, Inc.(a)	49,900	1,590,313
Simmons First National Corp. (Class A Stock)	100,846	2,433,414
Southside Bancshares, Inc.	35,936	1,140,968
Tompkins Financial Corp.	13,534	1,015,185
Triumph Bancorp, Inc.*	26,400	784,080
United Community Banks, Inc.	86,277	1,851,504
Veritex Holdings, Inc.*	26,300	562,294
Westamerica Bancorporation(a)	29,150	1,623,072

		68,517,824

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	5,050	895,769
MGP Ingredients, Inc.(a)	13,800	787,290

		1,683,059

Biotechnology — 2.2%
Acorda Therapeutics, Inc.*	42,950	669,161
AMAG Pharmaceuticals, Inc.*(a)	37,450	568,865
Cytokinetics, Inc.*	59,250	374,460
Eagle Pharmaceuticals, Inc.*(a)	11,940	481,063
Emergent BioSolutions, Inc.*	48,857	2,896,243
Enanta Pharmaceuticals, Inc.*(a)	17,170	1,216,151
Momenta Pharmaceuticals, Inc.*	104,140	1,149,706
Myriad Genetics, Inc.*	81,400	2,366,298
Progenics Pharmaceuticals, Inc.*	91,050	382,410
REGENXBIO, Inc.*	32,800	1,375,960
Repligen Corp.*(a)	42,550	2,244,087
Spectrum Pharmaceuticals, Inc.*	110,050	962,937
Vanda Pharmaceuticals, Inc.*	57,100	1,492,023

		16,179,364

Building Products — 2.2%
AAON, Inc.(a)	44,219	1,550,318

SEE NOTES TO FINANCIAL STATEMENTS.

A151

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Building Products (continued)
American Woodmark Corp.*	16,780	$934,310
Apogee Enterprises, Inc.(a)	30,658	915,141
Gibraltar Industries, Inc.*(a)	34,908	1,242,376
Griffon Corp.	36,479	381,206
Insteel Industries, Inc.	19,800	480,744
Patrick Industries, Inc.*	24,850	735,809
PGT Innovations, Inc.*	62,950	997,758
Quanex Building Products Corp.	38,228	519,519
Simpson Manufacturing Co., Inc.	45,103	2,441,425
Trex Co., Inc.*	64,020	3,800,227
Universal Forest Products, Inc.	67,192	1,744,304

		15,743,137

Capital Markets — 1.1%
Blucora, Inc.*	52,312	1,393,592
Donnelley Financial Solutions, Inc.*	37,037	519,629
Greenhill & Co., Inc.(a)	19,100	466,040
INTL. FCStone, Inc.*	17,400	636,492
Investment Technology Group, Inc.	35,986	1,088,217
Piper Jaffray Cos	16,165	1,064,304
Virtus Investment Partners, Inc.	7,810	620,348
Waddell & Reed Financial, Inc. (Class A Stock)(a)	85,350	1,543,128
WisdomTree Investments, Inc.	126,250	839,562

		8,171,312

Chemicals — 2.7%
A Shulman CVR^	32,486	3
AdvanSix, Inc.*	32,480	790,563
American Vanguard Corp.	28,998	440,480
Balchem Corp.	35,163	2,755,021
FutureFuel Corp.	27,900	442,494
Hawkins, Inc.	10,600	434,070
HB Fuller Co.	55,288	2,359,139
Ingevity Corp.*	45,800	3,833,002
Innophos Holdings, Inc.	21,380	524,451
Innospec, Inc.	26,620	1,644,051
Koppers Holdings, Inc.*	22,330	380,503
Kraton Corp.*	34,740	758,722
LSB Industries, Inc.*(a)	21,800	120,336
Quaker Chemical Corp.	14,598	2,594,211
Rayonier Advanced Materials, Inc.(a)	55,570	591,821
Stepan Co.	22,140	1,638,360
Tredegar Corp.	27,835	441,463

		19,748,690

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.	71,783	2,304,952
Brady Corp. (Class A Stock)	53,362	2,319,113
Essendant, Inc.	35,602	447,873
Interface, Inc.	64,862	924,283
LSC Communications, Inc.	35,867	251,069
Matthews International Corp. (Class A Stock)	35,020	1,422,512
Mobile Mini, Inc.	48,707	1,546,447
Multi-Color Corp.	15,250	535,123
RR Donnelley & Sons Co.	75,933	300,695
Team, Inc.*(a)	32,710	479,202

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Tetra Tech, Inc.	60,318	$3,122,663
UniFirst Corp.	16,860	2,412,160
US Ecology, Inc.	24,000	1,511,520
Viad Corp.	22,127	1,108,341

		18,685,953

Communications Equipment — 1.4%
ADTRAN, Inc.	51,810	556,439
Applied Optoelectronics, Inc.*(a)	20,300	313,229
CalAmp Corp.*	37,650	489,827
Comtech Telecommunications Corp.	26,059	634,276
Digi International, Inc.*	29,464	297,292
Extreme Networks, Inc.*	128,400	783,240
Finisar Corp.*(a)	127,950	2,763,720
Harmonic, Inc.*	93,524	441,433
NETGEAR, Inc.*	34,366	1,788,063
Viavi Solutions, Inc.*	248,390	2,496,320

		10,563,839

Construction & Engineering — 0.6%
Aegion Corp.*	35,057	572,130
Arcosa, Inc.*	53,150	1,471,724
Comfort Systems USA, Inc.	40,484	1,768,341
MYR Group, Inc.*	18,120	510,440
Orion Group Holdings, Inc.*	30,900	132,561

		4,455,196

Construction Materials — 0.1%
U.S. Concrete, Inc.*(a)	17,400	613,872

Consumer Finance — 1.6%
Encore Capital Group, Inc.*(a)	27,790	653,065
Enova International, Inc.*	37,239	724,671
EZCORP, Inc. (Class A Stock)*(a)	55,671	430,337
FirstCash, Inc.	47,781	3,456,955
Green Dot Corp. (Class A Stock)*	51,750	4,115,160
PRA Group, Inc.*(a)	49,307	1,201,612
World Acceptance Corp.*	7,332	749,770

		11,331,570

Containers & Packaging — 0.1%
Myers Industries, Inc.	38,320	579,015

Distributors — 0.2%
Core-Mark Holding Co., Inc.	49,690	1,155,293

Diversified Consumer Services — 0.6%
American Public Education, Inc.*	17,933	510,373
Career Education Corp.*	75,630	863,695
Regis Corp.*	36,050	611,048
Strategic Education, Inc.	23,701	2,688,167

		4,673,283

Diversified Telecommunication Services — 1.2%
ATN International, Inc.	11,900	851,207
Cincinnati Bell, Inc.*	54,280	422,298
Cogent Communications Holdings, Inc.	45,570	2,060,220
Consolidated Communications Holdings, Inc.(a)	77,290	763,625
Frontier Communications Corp.(a)	114,800	273,224

SEE NOTES TO FINANCIAL STATEMENTS.

A152

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Iridium Communications, Inc.*(a)	105,590	$1,948,136
Vonage Holdings Corp.*	239,550	2,091,271

		8,409,981

Electric Utilities — 0.3%
El Paso Electric Co.	44,318	2,221,661

Electrical Equipment — 0.4%
AZZ, Inc.	28,442	1,147,919
Encore Wire Corp.	22,741	1,141,143
Powell Industries, Inc.	9,572	239,396
Vicor Corp.*(a)	17,681	668,165

		3,196,623

Electronic Equipment, Instruments & Components — 4.1%
Anixter International, Inc.*	31,394	1,705,008
Badger Meter, Inc.(a)	31,714	1,560,646
Bel Fuse, Inc. (Class B Stock)	10,722	197,499
Benchmark Electronics, Inc.	47,520	1,006,474
Control4 Corp.*	29,100	512,160
CTS Corp.	36,054	933,438
Daktronics, Inc.	42,558	314,929
Electro Scientific Industries, Inc.*	37,341	1,118,736
ePlus, Inc.*	15,010	1,068,262
Fabrinet (Thailand)*	40,180	2,061,636
FARO Technologies, Inc.*	18,834	765,414
II-VI, Inc.*(a)	65,162	2,115,159
Insight Enterprises, Inc.*	38,735	1,578,451
Itron, Inc.*	36,580	1,729,868
KEMET Corp.	62,550	1,097,127
Knowles Corp.*(a)	98,000	1,304,380
Methode Electronics, Inc.	40,296	938,494
MTS Systems Corp.(a)	19,485	781,933
OSI Systems, Inc.*(a)	18,400	1,348,720
Park Electrochemical Corp.	20,994	379,362
Plexus Corp.*	34,330	1,753,576
Rogers Corp.*	20,081	1,989,224
Sanmina Corp.*	74,390	1,789,823
ScanSource, Inc.*	27,953	961,024
TTM Technologies, Inc.*	100,149	974,450

		29,985,793

Energy Equipment & Services — 1.7%
Archrock, Inc.	140,600	1,053,094
Bristow Group, Inc.*(a)	38,805	94,296
C&J Energy Services, Inc.*	67,850	915,975
CARBO Ceramics, Inc.*(a)	23,150	80,562
Era Group, Inc.*	21,921	191,589
Exterran Corp.*	34,300	607,110
Geospace Technologies Corp.*	14,660	151,145
Gulf Island Fabrication, Inc.*	14,827	107,051
Helix Energy Solutions Group, Inc.*	151,160	817,776
KLX Energy Services Holdings, Inc.*	24,400	572,180
Matrix Service Co.*	29,363	526,772
McDermott International, Inc.*(a)	—	—
Nabors Industries Ltd.(a)	354,000	708,000
Newpark Resources, Inc.*	98,300	675,321
Noble Corp. PLC*(a)	268,000	702,160
Oil States International, Inc.*	65,300	932,484

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
Pioneer Energy Services Corp.*	84,047	$103,378
ProPetro Holding Corp.*	79,850	983,752
SEACOR Holdings, Inc.*	18,641	689,717
Superior Energy Services, Inc.*	167,900	562,465
TETRA Technologies, Inc.*	135,891	228,297
Unit Corp.*	58,620	837,093
US Silica Holdings, Inc.(a)	84,100	856,138

		12,396,355

Entertainment — 0.1%
Marcus Corp. (The)	21,808	861,416

Equity Real Estate Investment Trusts (REITs) — 6.2%
Acadia Realty Trust(a)	88,815	2,110,244
Agree Realty Corp.(a)	37,600	2,222,912
American Assets Trust, Inc.	41,180	1,654,201
Armada Hoffler Properties, Inc.	54,100	760,646
CareTrust REIT, Inc.	91,405	1,687,336
CBL & Associates Properties, Inc.(a)	187,100	359,232
Cedar Realty Trust, Inc.	95,716	300,548
Chatham Lodging Trust	50,700	896,376
Chesapeake Lodging Trust	65,750	1,601,012
Community Healthcare Trust, Inc.	19,200	553,536
DiamondRock Hospitality Co.	226,140	2,053,351
Easterly Government Properties, Inc.(a)	66,000	1,034,880
EastGroup Properties, Inc.(a)	39,283	3,603,430
Four Corners Property Trust, Inc.	73,859	1,935,106
Franklin Street Properties Corp.	116,252	724,250
Getty Realty Corp.	36,614	1,076,818
Global Net Lease, Inc.	82,900	1,460,698
Government Properties Income Trust(a)	204,000	1,401,480
Hersha Hospitality Trust(a)	39,400	691,076
Independence Realty Trust, Inc.	96,350	884,493
iStar, Inc.(a)	73,650	675,371
Kite Realty Group Trust	90,972	1,281,795
Lexington Realty Trust	228,536	1,876,281
LTC Properties, Inc.	43,196	1,800,409
National Storage Affiliates Trust	61,650	1,631,259
Pennsylvania Real Estate Investment Trust(a)	69,572	413,258
PS Business Parks, Inc.	21,782	2,853,442
Retail Opportunity Investments Corp.	124,210	1,972,455
RPT Realty(a)	87,000	1,039,650
Saul Centers, Inc.	12,520	591,194
Summit Hotel Properties, Inc.(a)	113,750	1,106,787
Universal Health Realty Income Trust	13,830	848,747
Urstadt Biddle Properties, Inc. (Class A Stock)	32,440	623,497
Washington Prime Group, Inc.(a)	202,100	982,206
Whitestone REIT	43,300	530,858

		45,238,834

Food & Staples Retailing — 0.4%
Andersons, Inc. (The)	28,724	858,560
Chefs’ Warehouse, Inc. (The)*	25,150	804,297

SEE NOTES TO FINANCIAL STATEMENTS.

A153

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
SpartanNash Co.	39,026	$670,467
United Natural Foods, Inc.*	54,900	581,391

		2,914,715

Food Products — 1.6%
B&G Foods, Inc.(a)	71,780	2,075,160
Calavo Growers, Inc.(a)	17,080	1,246,157
Cal-Maine Foods, Inc.(a)	32,960	1,394,208
Darling Ingredients, Inc.*	179,380	3,451,271
Dean Foods Co.(a)	98,750	376,238
J&J Snack Foods Corp.	16,358	2,365,203
John B Sanfilippo & Son, Inc.	9,570	532,666
Seneca Foods Corp. (Class A Stock)*	7,420	209,392

		11,650,295

Gas Utilities — 1.2%
Northwest Natural Holding Co.	31,405	1,898,746
South Jersey Industries, Inc.(a)	93,234	2,591,905
Spire, Inc.	55,224	4,090,994

		8,581,645

Health Care Equipment & Supplies — 3.0%
AngioDynamics, Inc.*	40,300	811,239
Anika Therapeutics, Inc.*(a)	15,500	520,955
CONMED Corp.	28,229	1,812,302
CryoLife, Inc.*	37,003	1,050,145
Cutera, Inc.*	14,950	254,449
Heska Corp.*	7,500	645,750
Integer Holdings Corp.*	32,494	2,477,992
Invacare Corp.(a)	35,902	154,379
Lantheus Holdings, Inc.*	41,650	651,823
LeMaitre Vascular, Inc.	17,250	407,790
Meridian Bioscience, Inc.(a)	46,225	802,466
Merit Medical Systems, Inc.*	59,708	3,332,303
Natus Medical, Inc.*	36,815	1,252,814
Neogen Corp.*	56,673	3,230,361
OraSure Technologies, Inc.*	66,300	774,384
Orthofix Medical, Inc.*	20,650	1,083,919
Surmodics, Inc.*	14,592	689,618
Tactile Systems Technology, Inc.*(a)	18,400	838,120
Varex Imaging Corp.*	41,450	981,536

		21,772,345

Health Care Providers & Services — 3.3%
Addus HomeCare Corp.*	11,000	746,680
Amedisys, Inc.*	31,659	3,707,585
AMN Healthcare Services, Inc.*(a)	51,119	2,896,403
BioTelemetry, Inc.*	36,300	2,167,836
Community Health Systems, Inc.*(a)	125,510	353,938
CorVel Corp.*	10,060	620,903
Cross Country Healthcare, Inc.*	39,163	287,065
Diplomat Pharmacy, Inc.*(a)	61,640	829,674
Ensign Group, Inc. (The)	53,530	2,076,429
LHC Group, Inc.*	31,828	2,988,013
Magellan Health, Inc.*	26,461	1,505,366
Owens & Minor, Inc.(a)	67,650	428,225
Providence Service Corp. (The)*	12,050	723,241
Quorum Health Corp.*	27,150	78,464

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Select Medical Holdings Corp.*	117,860	$1,809,151
Tivity Health, Inc.*	44,626	1,107,171
US Physical Therapy, Inc.	13,890	1,421,641

		23,747,785

Health Care Technology — 1.1%
Computer Programs & Systems, Inc.	12,986	325,949
HealthStream, Inc.	27,900	673,785
HMS Holdings Corp.*	91,450	2,572,488
NextGen Healthcare, Inc.*	51,934	786,800
Omnicell, Inc.*(a)	43,222	2,646,915
Tabula Rasa HealthCare, Inc.*	18,550	1,182,748

		8,188,685

Hotels, Restaurants & Leisure — 1.8%
Belmond Ltd. (United Kingdom) (Class A Stock)*	97,700	2,445,431
BJ’s Restaurants, Inc.	23,222	1,174,337
Chuy’s Holdings, Inc.*(a)	18,500	328,190
Dave & Buster’s Entertainment, Inc.(a)	42,320	1,885,779
Dine Brands Global, Inc.(a)	19,315	1,300,672
El Pollo Loco Holdings, Inc.*	24,000	364,080
Fiesta Restaurant Group, Inc.*	25,450	394,730
Monarch Casino & Resort, Inc.*	12,831	489,374
Red Robin Gourmet Burgers, Inc.*	14,113	377,099
Ruth’s Hospitality Group, Inc.	31,148	707,994
Shake Shack, Inc. (Class A Stock)*(a)	28,190	1,280,390
Wingstop, Inc.(a)	31,950	2,050,870

		12,798,946

Household Durables — 1.8%
Cavco Industries, Inc.*	9,350	1,219,053
Ethan Allen Interiors, Inc.	26,789	471,219
Installed Building Products, Inc.*(a)	23,850	803,506
iRobot Corp.*(a)	30,200	2,528,948
La-Z-Boy, Inc.	50,921	1,411,021
LGI Homes, Inc.*(a)	20,280	917,062
M/I Homes, Inc.*	30,420	639,428
MDC Holdings, Inc.	49,335	1,386,807
Meritage Homes Corp.*	40,937	1,503,207
TopBuild Corp.*	38,600	1,737,000
Universal Electronics, Inc.*	14,994	379,048
William Lyon Homes (Class A Stock)*	35,450	378,960

		13,375,259

Household Products — 0.6%
Central Garden & Pet Co.*(a)	11,300	389,285
Central Garden & Pet Co. (Class A Stock)*	44,508	1,390,875
WD-40 Co.(a)	15,159	2,778,038

		4,558,198

Industrial Conglomerates — 0.2%
Raven Industries, Inc.	39,130	1,416,115

Insurance — 3.8%
Ambac Financial Group, Inc.*	49,450	852,518
American Equity Investment Life Holding Co.	98,390	2,749,016

SEE NOTES TO FINANCIAL STATEMENTS.

A154

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
AMERISAFE, Inc.	21,014	$1,191,284
eHealth, Inc.*	17,791	683,530
Employers Holdings, Inc.	35,715	1,498,958
HCI Group, Inc.(a)	7,880	400,383
Horace Mann Educators Corp.	44,620	1,671,019
James River Group Holdings Ltd.	32,650	1,193,031
Maiden Holdings Ltd.	74,350	122,677
Navigators Group, Inc. (The)	25,336	1,760,599
ProAssurance Corp.	58,436	2,370,164
RLI Corp.(a)	42,720	2,947,253
Safety Insurance Group, Inc.	15,860	1,297,507
Selective Insurance Group, Inc.	64,137	3,908,509
Stewart Information Services Corp.	25,952	1,074,413
Third Point Reinsurance Ltd. (Bermuda)*	80,500	776,020
United Fire Group, Inc.	23,201	1,286,495
United Insurance Holdings Corp.	23,200	385,584
Universal Insurance Holdings, Inc.	34,990	1,326,821

		27,495,781

Interactive Media & Services — 0.1%
QuinStreet, Inc.*	41,900	680,037

Internet & Direct Marketing Retail — 1.0%
Liquidity Services, Inc.*	28,800	177,696
Nutrisystem, Inc.	32,128	1,409,777
PetMed Express, Inc.(a)	22,581	525,234
Shutterfly, Inc.*	36,600	1,473,516
Shutterstock, Inc.(a)	20,200	727,402
Stamps.com, Inc.*(a)	18,560	2,888,678

		7,202,303

IT Services — 2.0%
Cardtronics PLC (Class A Stock)*	40,710	1,058,460
CSG Systems International, Inc.	36,324	1,154,013
EVERTEC, Inc. (Puerto Rico)	65,800	1,888,460
ExlService Holdings, Inc.*	37,350	1,965,357
ManTech International Corp. (Class A Stock)	28,950	1,513,940
NIC, Inc.	72,200	901,056
Perficient, Inc.*	36,164	805,011
Sykes Enterprises, Inc.*	43,410	1,073,529
Travelport Worldwide Ltd.	143,000	2,233,660
TTEC Holdings, Inc.	15,047	429,893
Unisys Corp.*(a)	55,300	643,139
Virtusa Corp.*	30,000	1,277,700

		14,944,218

Leisure Products — 0.5%
Callaway Golf Co.	96,590	1,477,827
Nautilus, Inc.*	31,900	347,710
Sturm Ruger & Co., Inc.(a)	19,067	1,014,746
Vista Outdoor, Inc.*(a)	62,300	707,105

		3,547,388

Life Sciences Tools & Services — 0.5%
Cambrex Corp.*(a)	36,582	1,381,337

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
Luminex Corp.	45,220	$1,045,034
Medpace Holdings, Inc.*	27,000	1,429,110

		3,855,481

Machinery — 5.4%
Actuant Corp. (Class A Stock)	66,434	1,394,450
Alamo Group, Inc.	10,510	812,633
Albany International Corp. (Class A Stock)	31,614	1,973,662
Astec Industries, Inc.	24,840	749,920
Barnes Group, Inc.	51,416	2,756,926
Briggs & Stratton Corp.	45,976	601,366
Chart Industries, Inc.*	34,050	2,214,272
CIRCOR International, Inc.*	21,678	461,741
EnPro Industries, Inc.	22,608	1,358,741
ESCO Technologies, Inc.	28,231	1,861,834
Federal Signal Corp.	65,650	1,306,435
Franklin Electric Co., Inc.	42,330	1,815,110
Greenbrier Cos., Inc. (The)(a)	35,330	1,396,948
Harsco Corp.*	87,550	1,738,743
Hillenbrand, Inc.	67,918	2,576,130
John Bean Technologies Corp.(a)	34,467	2,475,075
Lindsay Corp.	11,779	1,133,729
Lydall, Inc.*	19,006	386,012
Mueller Industries, Inc.	62,818	1,467,428
Proto Labs, Inc.*	29,550	3,332,944
SPX Corp.*	47,320	1,325,433
SPX FLOW, Inc.*	46,310	1,408,750
Standex International Corp.	14,020	941,864
Tennant Co.	19,750	1,029,173
Titan International, Inc.	54,400	253,504
Wabash National Corp.	61,040	798,403
Watts Water Technologies, Inc. (Class A Stock)	30,311	1,955,969

		39,527,195

Marine — 0.2%
Matson, Inc.	46,500	1,488,930

Media — 0.6%
EW Scripps Co. (The) (Class A Stock)(a)	61,411	965,995
Gannett Co., Inc.(a)	122,690	1,046,546
New Media Investment Group, Inc.	58,870	681,126
Scholastic Corp.	30,220	1,216,657
TechTarget, Inc.*	23,750	289,987

		4,200,311

Metals & Mining — 0.7%
AK Steel Holding Corp.*(a)	342,690	771,053
Century Aluminum Co.*	53,213	388,987
Haynes International, Inc.	13,710	361,944
Kaiser Aluminum Corp.	18,010	1,608,113
Materion Corp.	22,078	993,289
Olympic Steel, Inc.	9,988	142,529
SunCoke Energy, Inc.*	70,100	599,355
TimkenSteel Corp.*(a)	42,660	372,848

		5,238,118

SEE NOTES TO FINANCIAL STATEMENTS.

A155

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Apollo Commercial Real Estate Finance, Inc.(a)	122,550	$2,041,683
ARMOUR Residential REIT, Inc.(a)	46,150	946,075
Capstead Mortgage Corp.	98,960	660,063
Granite Point Mortgage Trust, Inc.	47,250	851,917
Invesco Mortgage Capital, Inc.	121,450	1,758,596
New York Mortgage Trust, Inc.(a)	168,700	993,643
PennyMac Mortgage Investment Trust	66,430	1,236,927
Redwood Trust, Inc.	90,200	1,359,314

		9,848,218

Multiline Retail — 0.0%
J.C. Penney Co., Inc.*(a)	342,300	355,992

Multi-Utilities — 0.4%
Avista Corp.	71,583	3,040,846

Oil, Gas & Consumable Fuels — 1.7%
Bonanza Creek Energy, Inc.*	20,300	419,601
Carrizo Oil & Gas, Inc.*	92,720	1,046,809
Cloud Peak Energy, Inc.*(a)	81,900	30,000
CONSOL Energy, Inc.*	30,250	959,227
Denbury Resources, Inc.*(a)	500,600	856,026
Green Plains, Inc.	42,350	555,209
Gulfport Energy Corp.*	171,100	1,120,705
HighPoint Resources Corp.*	119,880	298,501
Laredo Petroleum, Inc.*(a)	164,000	593,680
Par Pacific Holdings, Inc.*	30,350	430,363
PDC Energy, Inc.*	72,026	2,143,494
Penn Virginia Corp.*	14,650	791,979
Renewable Energy Group, Inc.*(a)	40,650	1,044,705
REX American Resources Corp.*(a)	6,280	427,731
Ring Energy, Inc.*	61,600	312,928
SRC Energy, Inc.*	263,770	1,239,719

		12,270,677

Paper & Forest Products — 0.5%
Boise Cascade Co.	42,390	1,011,001
Clearwater Paper Corp.*	17,850	435,005
Neenah, Inc.	18,388	1,083,421
P.H. Glatfelter Co.	47,510	463,698
Schweitzer-Mauduit International, Inc.	33,546	840,327

		3,833,452

Personal Products — 0.5%
Avon Products, Inc. (United Kingdom)*	480,100	729,752
Inter Parfums, Inc.	18,800	1,232,716
Medifast, Inc.	13,040	1,630,261

		3,592,729

Pharmaceuticals — 1.4%
Akorn, Inc.*	101,850	345,272
Amphastar Pharmaceuticals, Inc.*	37,650	749,235
ANI Pharmaceuticals, Inc.*	9,040	406,981
Assertio Therapeutics, Inc.*(a)	69,220	249,884
Corcept Therapeutics, Inc.*(a)	114,200	1,525,712
Endo International PLC*	217,050	1,584,465
Innoviva, Inc.*(a)	73,550	1,283,447
Lannett Co., Inc.*(a)	36,700	182,032
Medicines Co. (The)*(a)	71,590	1,370,233

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Phibro Animal Health Corp. (Class A Stock)	21,950	$705,912
Supernus Pharmaceuticals, Inc.*	56,910	1,890,550

		10,293,723

Professional Services — 1.9%
Exponent, Inc.	56,680	2,874,243
Forrester Research, Inc.	11,232	502,070
FTI Consulting, Inc.*	41,850	2,788,884
Heidrick & Struggles International, Inc.	20,664	644,510
Kelly Services, Inc. (Class A Stock)	33,939	695,071
Korn/Ferry International	61,800	2,443,572
Navigant Consulting, Inc.	46,350	1,114,717
Resources Connection, Inc.	32,000	454,400
TrueBlue, Inc.*	44,048	980,068
WageWorks, Inc.*(a)	43,160	1,172,226

		13,669,761

Real Estate Management & Development — 0.4%
HFF, Inc. (Class A Stock)	42,600	1,412,616
Marcus & Millichap, Inc.*	23,250	798,173
RE/MAX Holdings, Inc. (Class A Stock) .	19,400	596,550

		2,807,339

Road & Rail — 0.6%
ArcBest Corp.	27,995	959,109
Heartland Express, Inc.(a)	51,848	948,818
Marten Transport Ltd.	41,950	679,171
Saia, Inc.*(a)	28,000	1,562,960

		4,150,058

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Energy Industries, Inc.*	41,957	1,801,214
Axcelis Technologies, Inc.*	35,300	628,340
Brooks Automation, Inc.	78,235	2,048,192
Cabot Microelectronics Corp.	31,271	2,981,690
CEVA, Inc.*	23,900	527,951
Cohu, Inc.	44,147	709,442
Diodes, Inc.*	43,170	1,392,664
DSP Group, Inc.*	20,578	230,474
FormFactor, Inc.*	80,750	1,137,767
Ichor Holdings Ltd.*(a)	24,650	401,795
Kopin Corp.*(a)	64,906	64,841
Kulicke & Soffa Industries, Inc. (Singapore)	73,232	1,484,413
MaxLinear, Inc.*	68,250	1,201,200
Nanometrics, Inc.*	26,350	720,146
PDF Solutions, Inc.*	29,900	252,057
Photronics, Inc.*	74,200	718,256
Power Integrations, Inc.	31,930	1,947,091
Rambus, Inc.*	117,550	901,609
Rudolph Technologies, Inc.*	34,624	708,753
Semtech Corp.*	71,720	3,289,796
SMART Global Holdings, Inc.*(a)	13,550	402,435
SolarEdge Technologies, Inc.*(a)	46,900	1,646,190
Ultra Clean Holdings, Inc.*	42,250	357,858

SEE NOTES TO FINANCIAL STATEMENTS.

A156

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments, Inc.*	51,683	$382,971
Xperi Corp.	52,667	968,546

		26,905,691

Software — 2.5%
8x8, Inc.*	103,950	1,875,258
Agilysys, Inc.*	19,132	274,353
Alarm.com Holdings, Inc.*(a)	38,200	1,981,434
Bottomline Technologies DE, Inc.*	39,860	1,913,280
Ebix, Inc.(a)	24,547	1,044,720
LivePerson, Inc.*	63,600	1,199,496
MicroStrategy, Inc. (Class A Stock)*	10,270	1,311,992
Monotype Imaging Holdings, Inc.	45,200	701,504
OneSpan, Inc.*	34,050	440,948
Progress Software Corp.	48,997	1,738,904
Qualys, Inc.*	36,920	2,759,401
SPS Commerce, Inc.*	19,250	1,585,815
TiVo Corp.	134,550	1,266,115

		18,093,220

Specialty Retail — 4.0%
Abercrombie & Fitch Co. (Class A Stock)(a)	71,750	1,438,587
Asbury Automotive Group, Inc.*	21,360	1,423,858
Ascena Retail Group, Inc.*(a)	187,600	470,876
Barnes & Noble Education, Inc.*	39,176	157,096
Barnes & Noble, Inc.(a)	61,660	437,169
Buckle, Inc. (The)(a)	31,009	599,714
Caleres, Inc.	47,004	1,308,121
Cato Corp. (The) (Class A Stock)	24,853	354,652
Chico’s FAS, Inc.(a)	136,400	766,568
Children’s Place, Inc. (The)(a)	17,665	1,591,440
DSW, Inc. (Class A Stock)(a)	74,250	1,833,975
Express, Inc.*	74,880	382,637
Francesca’s Holdings Corp.*(a)	38,700	37,570
GameStop Corp. (Class A Stock)(a)	110,700	1,397,034
Genesco, Inc.*	22,032	976,018
Group 1 Automotive, Inc.(a)	19,864	1,047,230
Guess?, Inc.(a)	61,860	1,284,832
Haverty Furniture Cos., Inc.(a)	20,761	389,892
Hibbett Sports, Inc.*(a)	19,896	284,513
Kirkland’s, Inc.*	16,100	153,433
Lithia Motors, Inc. (Class A Stock)	24,590	1,876,955
Lumber Liquidators Holdings, Inc.*(a)	30,822	293,425
MarineMax, Inc.*	24,992	457,603
Monro, Inc.(a)	35,942	2,471,012
Office Depot, Inc.	594,250	1,533,165
Rent-A-Center, Inc.*	48,200	780,358
RH*(a)	20,350	2,438,337
Shoe Carnival, Inc.(a)	10,960	367,270
Sleep Number Corp.*(a)	36,210	1,148,943
Sonic Automotive, Inc. (Class A Stock)	25,647	352,903
Tailored Brands, Inc.(a)	54,287	740,475
Tile Shop Holdings, Inc.	42,300	231,804
Vitamin Shoppe, Inc.*	16,950	80,343
Zumiez, Inc.*	20,500	392,985

		29,500,793

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.*(a)	124,000	$1,261,080
Cray, Inc.*	44,430	959,244
Diebold Nixdorf, Inc.(a)	82,450	205,300
Electronics For Imaging, Inc.*	47,870	1,187,176

		3,612,800

Textiles, Apparel & Luxury Goods — 1.7%
Crocs, Inc.*	72,793	1,891,162
Fossil Group, Inc.*(a)	49,550	779,422
G-III Apparel Group Ltd.*	45,700	1,274,573
Movado Group, Inc.	17,967	568,117
Oxford Industries, Inc.	18,516	1,315,377
Steven Madden Ltd.	86,755	2,625,206
Unifi, Inc.*	15,730	359,273
Vera Bradley, Inc.*	22,800	195,396
Wolverine World Wide, Inc.	103,324	3,295,002

		12,303,528

Thrifts & Mortgage Finance — 1.7%
Axos Financial, Inc.*(a)	60,240	1,516,843
Dime Community Bancshares, Inc.	33,771	573,432
Flagstar Bancorp, Inc.*	32,000	844,800
HomeStreet, Inc.*	29,300	622,039
Meta Financial Group, Inc.	29,950	580,731
NMI Holdings, Inc. (Class A Stock)*	72,250	1,289,662
Northfield Bancorp, Inc.	51,000	691,050
Northwest Bancshares, Inc.	112,360	1,903,378
Oritani Financial Corp.	42,000	619,500
Provident Financial Services, Inc.	67,010	1,616,951
TrustCo Bank Corp. NY	104,695	718,208
Walker & Dunlop, Inc.	31,320	1,354,590

		12,331,184

Tobacco — 0.2%
Universal Corp.	27,200	1,472,880

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	42,208	2,276,700
DXP Enterprises, Inc.*	17,400	484,416
Kaman Corp.	30,502	1,710,857
Veritiv Corp.*	13,830	345,335

		4,817,308

Water Utilities — 0.7%
American States Water Co.	40,082	2,687,097
California Water Service Group	52,460	2,500,244

		5,187,341

Wireless Telecommunication Services — 0.0%
Spok Holdings, Inc.	19,630	260,294

TOTAL COMMON STOCKS (cost $552,597,175)		723,555,484

EXCHANGE TRADED FUND — 0.3%
iShares Core S&P Small-Cap ETF(a) (cost $2,611,781)	37,800	2,620,296

TOTAL LONG-TERM INVESTMENTS (cost $555,208,956)		726,175,780

SEE NOTES TO FINANCIAL STATEMENTS.

A157

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

SHORT-TERM INVESTMENTS — 19.4%
AFFILIATED MUTUAL FUNDS — 19.3%	Shares	Value
PGIM Core Ultra Short Bond Fund(w)	1,836,274	$1,836,274
PGIM Institutional Money Market Fund (cost $138,996,979; includes $138,686,522 of cash collateral for securities on loan)(b)(w)	139,001,151	138,987,251

TOTAL AFFILIATED MUTUAL FUNDS (cost $140,833,253)		140,823,525

Interest Rate	Maturity Date	Principal Amount (000)

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills 2.367%	03/21/19	400	397,971

(cost $397,961)
TOTAL SHORT-TERM INVESTMENTS (cost $141,231,214)			141,221,496

TOTAL INVESTMENTS — 119.0% (cost $696,440,170)			867,397,276
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (19.0)%			(138,773,666)

NET ASSETS — 100.0%			$728,623,610

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $135,409,473; cash collateral of $138,686,522 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
38	Russell 2000 E-Mini Index	Mar. 2019	$2,563,100	$(49,240)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$397,971

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A158

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$17,195,316	$—	$—
Air Freight & Logistics	4,914,647	—	—
Airlines	5,336,233	—	—
Auto Components	15,399,847	—	—
Automobiles	765,787	—	—
Banks	68,517,824	—	—
Beverages	1,683,059	—	—
Biotechnology	16,179,364	—	—
Building Products	15,743,137	—	—
Capital Markets	8,171,312	—	—
Chemicals	19,748,687	—	3
Commercial Services & Supplies	18,685,953	—	—
Communications Equipment	10,563,839	—	—
Construction & Engineering	4,455,196	—	—
Construction Materials	613,872	—	—
Consumer Finance	11,331,570	—	—
Containers & Packaging	579,015	—	—
Distributors	1,155,293	—	—
Diversified Consumer Services	4,673,283	—	—
Diversified Telecommunication Services	8,409,981	—	—
Electric Utilities	2,221,661	—	—
Electrical Equipment	3,196,623	—	—
Electronic Equipment, Instruments & Components	29,985,793	—	—
Energy Equipment & Services	12,396,355	—	—
Entertainment	861,416	—	—
Equity Real Estate Investment Trusts (REITs)	45,238,834	—	—
Food & Staples Retailing	2,914,715	—	—
Food Products	11,650,295	—	—
Gas Utilities	8,581,645	—	—
Health Care Equipment & Supplies	21,772,345	—	—
Health Care Providers & Services	23,747,785	—	—
Health Care Technology	8,188,685	—	—
Hotels, Restaurants & Leisure	12,798,946	—	—
Household Durables	13,375,259	—	—
Household Products	4,558,198	—	—
Industrial Conglomerates	1,416,115	—	—
Insurance	27,495,781	—	—
Interactive Media & Services	680,037	—	—
Internet & Direct Marketing Retail	7,202,303	—	—
IT Services	14,944,218	—	—
Leisure Products	3,547,388	—	—
Life Sciences Tools & Services	3,855,481	—	—
Machinery	39,527,195	—	—
Marine	1,488,930	—	—
Media	4,200,311	—	—
Metals & Mining	5,238,118	—	—
Mortgage Real Estate Investment Trusts (REITs)	9,848,218	—	—
Multiline Retail	355,992	—	—
Multi-Utilities	3,040,846	—	—
Oil, Gas & Consumable Fuels	12,270,677	—	—
Paper & Forest Products	3,833,452	—	—
Personal Products	3,592,729	—	—
Pharmaceuticals	10,293,723	—	—
Professional Services	13,669,761	—	—
Real Estate Management & Development	2,807,339	—	—
Road & Rail	4,150,058	—	—
Semiconductors & Semiconductor Equipment	26,905,691	—	—
Software	18,093,220	—	—
Specialty Retail	29,500,793	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A159

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$3,612,800	$—	$—
Textiles, Apparel & Luxury Goods	12,303,528	—	—
Thrifts & Mortgage Finance	12,331,184	—	—
Tobacco	1,472,880	—	—
Trading Companies & Distributors	4,817,308	—	—
Water Utilities	5,187,341	—	—
Wireless Telecommunication Services	260,294	—	—
Exchange Traded Fund	2,620,296	—	—
Affiliated Mutual Funds	140,823,525	—	—
U.S. Treasury Obligation	—	397,971	—
Other Financial Instruments*
Futures Contracts	(49,240)	—	—

Total	$866,950,062	$397,971	$3

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (19.0% represents investments purchased with collateral from securities on loan)	19.3%
Banks	9.4
Equity Real Estate Investment Trusts (REITs)	6.2
Machinery	5.4
Electronic Equipment, Instruments & Components	4.1
Specialty Retail	4.0
Insurance	3.8
Semiconductors & Semiconductor Equipment	3.7
Health Care Providers & Services	3.3
Health Care Equipment & Supplies	3.0
Chemicals	2.7
Commercial Services & Supplies	2.6
Software	2.5
Aerospace & Defense	2.4
Biotechnology	2.2
Building Products	2.2
Auto Components	2.1
IT Services	2.0
Professional Services	1.9
Household Durables	1.8
Hotels, Restaurants & Leisure	1.8
Energy Equipment & Services	1.7
Thrifts & Mortgage Finance	1.7
Textiles, Apparel & Luxury Goods	1.7
Oil, Gas & Consumable Fuels	1.7
Food Products	1.6
Consumer Finance	1.6
Communications Equipment	1.4
Pharmaceuticals	1.4
Mortgage Real Estate Investment Trusts (REITs)	1.4
Gas Utilities	1.2
Diversified Telecommunication Services	1.2
Health Care Technology	1.1
Capital Markets	1.1
Internet & Direct Marketing Retail	1.0

Airlines	0.7%
Metals & Mining	0.7
Water Utilities	0.7
Air Freight & Logistics	0.7
Trading Companies & Distributors	0.7
Diversified Consumer Services	0.6
Household Products	0.6
Construction & Engineering	0.6
Media	0.6
Road & Rail	0.6
Life Sciences Tools & Services	0.5
Paper & Forest Products	0.5
Technology Hardware, Storage & Peripherals	0.5
Personal Products	0.5
Leisure Products	0.5
Electrical Equipment	0.4
Multi-Utilities	0.4
Food & Staples Retailing	0.4
Real Estate Management & Development	0.4
Exchange Traded Fund	0.3
Electric Utilities	0.3
Beverages	0.2
Marine	0.2
Tobacco	0.2
Industrial Conglomerates	0.2
Distributors	0.2
Entertainment	0.1
Automobiles	0.1
Interactive Media & Services	0.1
Construction Materials	0.1
Containers & Packaging	0.1
U.S. Treasury Obligation	0.1
Multiline Retail	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A160

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Wireless Telecommunication Services	0.0 *%

119.0
Liabilities in excess of other assets	(19.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$49,240	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(892,045)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(55,525)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$3,897,590

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$135,409,473	$(135,409,473)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $135,409,473:
Unaffiliated investments (cost $555,606,917)	$726,573,751
Affiliated investments (cost $140,833,253)	140,823,525
Receivable for investments sold	1,953,565
Dividends and interest receivable	960,085
Receivable for Portfolio shares sold	90,549
Due from broker-variation margin futures	17,451
Tax reclaim receivable	3,935
Prepaid expenses	6,772

Total Assets	870,429,633

LIABILITIES
Payable to broker for collateral for securities on loan	138,686,522
Payable for investments purchased	2,321,498
Accrued expenses and other liabilities	406,709
Management fee payable	225,841
Payable for Portfolio shares repurchased	161,850
Payable to affiliate	2,623
Affiliated transfer agent fee payable	980

Total Liabilities	141,806,023

NET ASSETS	$728,623,610

Net assets were comprised of:
Partners Equity	$728,623,610

Net asset value and redemption price per share $728,623,610 / 20,729,815 outstanding shares of beneficial interest	$35.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,298 foreign withholding tax)	$10,811,599
Income from securities lending, net (including affiliated income of $695,591)	1,037,238
Affiliated dividend income	73,780
Interest income	6,371

Total income	11,928,988

EXPENSES
Management fee	3,046,909
Custodian and accounting fees	112,318
Shareholders’ reports	105,265
Audit fee	24,600
Trustees’ fees	18,918
Legal fees and expenses	13,066
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	24,202

Total expenses	3,355,960

NET INVESTMENT INCOME (LOSS)	8,573,028

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,818))	86,602,991
Futures transactions	(892,045)

85,710,946

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,190))	(162,160,365)
Futures	(55,525)

(162,215,890)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(76,504,944)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,931,916)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,573,028	$9,003,216
Net realized gain (loss) on investment transactions	85,710,946	60,349,229
Net change in unrealized appreciation (depreciation) on investments	(162,215,890)	30,443,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,931,916)	99,795,620

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [490,945 and 288,518 shares, respectively]	20,132,914	10,090,765
Portfolio shares repurchased [1,834,501 and 2,005,809 shares, respectively]	(73,623,277)	(70,704,758)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(53,490,363)	(60,613,993)

CAPITAL CONTRIBUTIONS	57	—

TOTAL INCREASE (DECREASE)	(121,422,222)	39,181,627
NET ASSETS:
Beginning of year	850,045,832	810,864,205

End of year	$728,623,610	$850,045,832

SEE NOTES TO FINANCIAL STATEMENTS.

A163

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS — 97.4%	Shares	Value
Aerospace & Defense — 2.4%
Arconic, Inc.	71,992	$1,213,785
Boeing Co. (The)	90,616	29,223,660
General Dynamics Corp.	47,000	7,388,870
Harris Corp.	20,100	2,706,465
Huntington Ingalls Industries, Inc.	7,800	1,484,418
L3 Technologies, Inc.	13,300	2,309,678
Lockheed Martin Corp.	42,098	11,022,940
Northrop Grumman Corp.	29,626	7,255,408
Raytheon Co.	48,718	7,470,905
Textron, Inc.	43,450	1,998,266
TransDigm Group, Inc.*	8,400	2,856,504
United Technologies Corp.	136,767	14,562,950

		89,493,849

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(a)	24,100	2,026,569
Expeditors International of Washington, Inc.	30,100	2,049,509
FedEx Corp.	41,340	6,669,382
United Parcel Service, Inc. (Class B Stock)	116,700	11,381,751

		22,127,211

Airlines — 0.4%
Alaska Air Group, Inc.(a)	21,200	1,290,020
American Airlines Group, Inc.	71,600	2,299,076
Delta Air Lines, Inc.	108,100	5,394,190
Southwest Airlines Co.	88,237	4,101,256
United Continental Holdings, Inc.*	39,800	3,332,454

		16,416,996

Auto Components — 0.1%
Aptiv PLC	45,400	2,795,278
BorgWarner, Inc.	33,400	1,160,316
Goodyear Tire & Rubber Co. (The)	39,900	814,359

		4,769,953

Automobiles — 0.4%
Ford Motor Co.	658,159	5,034,916
General Motors Co.	219,200	7,332,240
Harley-Davidson, Inc.	28,400	969,008

		13,336,164

Banks — 5.5%
Bank of America Corp.	1,569,782	38,679,428
BB&T Corp.	132,300	5,731,236
Citigroup, Inc.	425,522	22,152,675
Citizens Financial Group, Inc.	83,300	2,476,509
Comerica, Inc.	28,150	1,933,623
Fifth Third Bancorp	116,249	2,735,339
Huntington Bancshares, Inc.	183,075	2,182,254
JPMorgan Chase & Co.	568,695	55,516,006
KeyCorp	179,800	2,657,444
M&T Bank Corp.	24,700	3,535,311
People’s United Financial, Inc.	58,800	848,484
PNC Financial Services Group, Inc. (The)	79,293	9,270,145

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Regions Financial Corp.	182,012	$2,435,321
SunTrust Banks, Inc.	79,300	3,999,892
SVB Financial Group*	8,700	1,652,304
U.S. Bancorp	259,181	11,844,572
Wells Fargo & Co.	731,476	33,706,414
Zions Bancorp NA	33,400	1,360,716

		202,717,673

Beverages — 1.9%
Brown-Forman Corp. (Class B Stock)	29,825	1,419,074
Coca-Cola Co. (The)	648,450	30,704,107
Constellation Brands, Inc. (Class A Stock)	28,500	4,583,370
Molson Coors Brewing Co. (Class B Stock)	31,500	1,769,040
Monster Beverage Corp.*	68,300	3,361,726
PepsiCo, Inc.	239,394	26,448,249

		68,285,566

Biotechnology — 2.6%
AbbVie, Inc.	257,300	23,720,487
Alexion Pharmaceuticals, Inc.*	37,700	3,670,472
Amgen, Inc.	109,584	21,332,717
Biogen, Inc.*	34,275	10,314,033
Celgene Corp.*	120,100	7,697,209
Gilead Sciences, Inc.	219,700	13,742,235
Incyte Corp.*	29,800	1,894,982
Regeneron Pharmaceuticals, Inc.*	13,130	4,904,055
Vertex Pharmaceuticals, Inc.*	43,300	7,175,243

		94,451,433

Building Products — 0.3%
A.O. Smith Corp.	24,800	1,058,960
Allegion PLC	16,533	1,317,845
Fortune Brands Home & Security, Inc.	25,100	953,549
Johnson Controls International PLC	157,415	4,667,355
Masco Corp.	52,530	1,535,977

		9,533,686

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	9,530	928,603
Ameriprise Financial, Inc.	24,950	2,604,032
Bank of New York Mellon Corp. (The)	156,849	7,382,882
BlackRock, Inc.	21,080	8,280,646
Cboe Global Markets, Inc.	19,300	1,888,119
Charles Schwab Corp. (The)	203,600	8,455,508
CME Group, Inc.	59,260	11,147,991
E*TRADE Financial Corp.	45,510	1,996,979
Franklin Resources, Inc.(a)	54,300	1,610,538
Goldman Sachs Group, Inc. (The)	59,920	10,009,636
Intercontinental Exchange, Inc.	97,990	7,381,587
Invesco Ltd.	68,000	1,138,320
Moody’s Corp.	28,420	3,979,937
Morgan Stanley	226,310	8,973,191
MSCI, Inc.	14,600	2,152,478
Nasdaq, Inc.	20,100	1,639,557
Northern Trust Corp.	36,900	3,084,471
Raymond James Financial, Inc.	21,900	1,629,579

SEE NOTES TO FINANCIAL STATEMENTS.

A164

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
S&P Global, Inc.	42,680	$7,253,039
State Street Corp.	62,775	3,959,219
T. Rowe Price Group, Inc.	41,100	3,794,352

		99,290,664

Chemicals — 2.0%
Air Products & Chemicals, Inc.	37,200	5,953,860
Albemarle Corp.(a)	19,200	1,479,744
Celanese Corp.	19,800	1,781,406
CF Industries Holdings, Inc.	39,800	1,731,698
DowDuPont, Inc.	391,468	20,935,708
Eastman Chemical Co.	24,400	1,783,884
Ecolab, Inc.	43,200	6,365,520
FMC Corp.	23,150	1,712,174
International Flavors & Fragrances, Inc.	16,340	2,193,972
Linde PLC (United Kingdom)	92,600	14,449,304
LyondellBasell Industries NV (Class A Stock)	55,100	4,582,116
Mosaic Co. (The)	59,100	1,726,311
PPG Industries, Inc.	41,600	4,252,768
Sherwin-Williams Co. (The)	14,000	5,508,440

		74,456,905

Commercial Services & Supplies — 0.4%
Cintas Corp.	14,800	2,486,252
Copart, Inc.*(a)	32,400	1,548,072
Republic Services, Inc.	38,035	2,741,943
Rollins, Inc.(a)	22,050	796,005
Waste Management, Inc.	67,630	6,018,394

		13,590,666

Communications Equipment — 1.1%
Arista Networks, Inc.*	8,500	1,790,950
Cisco Systems, Inc.	775,375	33,596,999
F5 Networks, Inc.*	10,600	1,717,518
Juniper Networks, Inc.	57,700	1,552,707
Motorola Solutions, Inc.	27,827	3,201,218

		41,859,392

Construction & Engineering — 0.1%
Fluor Corp.	23,700	763,140
Jacobs Engineering Group, Inc.	20,900	1,221,814
Quanta Services, Inc.	26,200	788,620

		2,773,574

Construction Materials — 0.1%
Martin Marietta Materials, Inc.(a)	10,800	1,856,196
Vulcan Materials Co.	22,700	2,242,760

		4,098,956

Consumer Finance — 0.7%
American Express Co.	120,300	11,466,996
Capital One Financial Corp.	82,069	6,203,595
Discover Financial Services	59,205	3,491,911
Synchrony Financial	119,530	2,804,174

		23,966,676

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging — 0.3%
Avery Dennison Corp.	14,900	$1,338,467
Ball Corp.	59,100	2,717,418
International Paper Co.	70,167	2,831,940
Packaging Corp. of America	16,100	1,343,706
Sealed Air Corp.	28,620	997,121
Westrock Co.	43,561	1,644,863

		10,873,515

Distributors — 0.1%
Genuine Parts Co.	25,325	2,431,707
LKQ Corp.*	53,200	1,262,436

		3,694,143

Diversified Consumer Services — 0.0%
H&R Block, Inc.	35,900	910,783

Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc. (Class B Stock)*	329,860	67,350,815
Jefferies Financial Group, Inc.	51,700	897,512

		68,248,327

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	1,230,271	35,111,934
CenturyLink, Inc.(a)	163,843	2,482,222
Verizon Communications, Inc.	700,538	39,384,246

		76,978,402

Electric Utilities — 2.0%
Alliant Energy Corp.(a)	39,700	1,677,325
American Electric Power Co., Inc.	84,040	6,281,150
Duke Energy Corp.	119,348	10,299,732
Edison International	55,400	3,145,058
Entergy Corp.	30,900	2,659,563
Evergy, Inc.	44,000	2,497,880
Eversource Energy	53,700	3,492,648
Exelon Corp.	164,473	7,417,732
FirstEnergy Corp.	79,280	2,976,964
NextEra Energy, Inc.	79,875	13,883,872
PG&E Corp.*	87,500	2,078,125
Pinnacle West Capital Corp.	19,000	1,618,800
PPL Corp.	116,100	3,289,113
Southern Co. (The)	171,700	7,541,064
Xcel Energy, Inc.	86,295	4,251,755

		73,110,781

Electrical Equipment — 0.5%
AMETEK, Inc.	39,500	2,674,150
Eaton Corp. PLC	74,261	5,098,760
Emerson Electric Co.	107,000	6,393,250
Rockwell Automation, Inc.	21,420	3,223,282

		17,389,442

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	51,200	4,148,224
Corning, Inc.	139,500	4,214,295
FLIR Systems, Inc.	24,100	1,049,314
IPG Photonics Corp.*	6,200	702,398

SEE NOTES TO FINANCIAL STATEMENTS.

A165

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc.*	30,100	$1,868,608
TE Connectivity Ltd.	59,900	4,530,237

		16,513,076

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	80,148	1,723,182
Halliburton Co.	148,500	3,947,130
Helmerich & Payne, Inc.(a)	18,900	906,066
National Oilwell Varco, Inc.	64,400	1,655,080
Schlumberger Ltd.	234,898	8,475,120
TechnipFMC PLC (United Kingdom)	74,200	1,452,836

		18,159,414

Entertainment — 2.0%
Activision Blizzard, Inc.	129,200	6,016,844
Electronic Arts, Inc.*	52,200	4,119,102
Netflix, Inc.*	73,690	19,723,865
Take-Two Interactive Software, Inc.*	18,300	1,883,802
Twenty-First Century Fox, Inc. (Class A Stock)	178,700	8,599,044
Twenty-First Century Fox, Inc. (Class B Stock)	80,800	3,860,624
Viacom, Inc. (Class B Stock)	58,743	1,509,695
Walt Disney Co. (The)	251,876	27,618,204

		73,331,180

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	17,400	2,005,176
American Tower Corp.(a)	74,000	11,706,060
Apartment Investment & Management Co. (Class A Stock)	27,374	1,201,171
AvalonBay Communities, Inc.	23,418	4,075,903
Boston Properties, Inc.	26,500	2,982,575
Crown Castle International Corp.	69,300	7,528,059
Digital Realty Trust, Inc.(a)	34,900	3,718,595
Duke Realty Corp.	60,500	1,566,950
Equinix, Inc.(a)	13,355	4,708,439
Equity Residential	62,500	4,125,625
Essex Property Trust, Inc.	11,370	2,788,038
Extra Space Storage, Inc.(a)	21,400	1,936,272
Federal Realty Investment Trust(a)	12,400	1,463,696
HCP, Inc.	79,600	2,223,228
Host Hotels & Resorts, Inc.	124,626	2,077,515
Iron Mountain, Inc.(a)	47,830	1,550,170
Kimco Realty Corp.(a)	71,800	1,051,870
Macerich Co. (The)	18,400	796,352
Mid-America Apartment Communities, Inc.	19,500	1,866,150
Prologis, Inc.	105,128	6,173,116
Public Storage	25,650	5,191,817
Realty Income Corp.	47,900	3,019,616
Regency Centers Corp.	27,000	1,584,360
SBA Communications Corp.*	19,830	3,210,279
Simon Property Group, Inc.	52,461	8,812,923
SL Green Realty Corp.	15,400	1,217,832
UDR, Inc.	45,600	1,806,672
Ventas, Inc.	60,704	3,556,647
Vornado Realty Trust	29,457	1,827,218

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc.	63,000	$4,372,830
Weyerhaeuser Co.	128,930	2,818,410

		102,963,564

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	74,522	15,180,877
Kroger Co. (The)	137,400	3,778,500
Sysco Corp.	81,700	5,119,322
Walgreens Boots Alliance, Inc.	142,800	9,757,524
Walmart, Inc.	243,000	22,635,450

		56,471,673

Food Products — 1.1%
Archer-Daniels-Midland Co.	95,638	3,918,289
Campbell Soup Co.(a)	33,200	1,095,268
Conagra Brands, Inc.	78,400	1,674,624
General Mills, Inc.	100,000	3,894,000
Hershey Co. (The)	23,900	2,561,602
Hormel Foods Corp.(a)	46,300	1,976,084
J.M. Smucker Co. (The)(a)	19,600	1,832,404
Kellogg Co.(a)	42,800	2,440,028
Kraft Heinz Co. (The)	102,537	4,413,193
Lamb Weston Holdings, Inc.	23,800	1,750,728
McCormick & Co., Inc.(a)	20,400	2,840,496
Mondelez International, Inc. (Class A Stock)	249,411	9,983,922
Tyson Foods, Inc. (Class A Stock)	50,500	2,696,700

		41,077,338

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	297,425	21,512,750
ABIOMED, Inc.*	7,300	2,372,792
Align Technology, Inc.*	12,300	2,575,989
Baxter International, Inc.	84,600	5,568,372
Becton, Dickinson & Co.	45,349	10,218,037
Boston Scientific Corp.*	233,899	8,265,991
Cooper Cos., Inc. (The)	8,430	2,145,435
Danaher Corp.	104,100	10,734,792
DENTSPLY SIRONA, Inc.	39,300	1,462,353
Edwards Lifesciences Corp.*	35,750	5,475,827
Hologic, Inc.*	47,400	1,948,140
IDEXX Laboratories, Inc.*	15,000	2,790,300
Intuitive Surgical, Inc.*	19,150	9,171,318
Medtronic PLC	229,528	20,877,867
ResMed, Inc.	24,200	2,755,654
Stryker Corp.	52,600	8,245,050
Varian Medical Systems, Inc.*	15,800	1,790,298
Zimmer Biomet Holdings, Inc.	34,786	3,608,004

		121,518,969

Health Care Providers & Services — 3.1%
AmerisourceBergen Corp.	27,800	2,068,320
Anthem, Inc.	43,700	11,476,931
Cardinal Health, Inc.	53,075	2,367,145
Centene Corp.*	34,200	3,943,260
Cigna Corp.(a)	64,552	12,259,716
CVS Health Corp.	218,499	14,316,054
DaVita, Inc.*	22,500	1,157,850

SEE NOTES TO FINANCIAL STATEMENTS.

A166

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
HCA Healthcare, Inc.	46,400	$5,774,480
Henry Schein, Inc.*(a)	26,500	2,080,780
Humana, Inc.	23,470	6,723,686
Laboratory Corp. of America Holdings*	17,400	2,198,664
McKesson Corp.	34,607	3,823,035
Quest Diagnostics, Inc.	23,300	1,940,191
UnitedHealth Group, Inc.	162,900	40,581,648
Universal Health Services, Inc. (Class B Stock)	15,100	1,760,056
WellCare Health Plans, Inc.*	8,000	1,888,720

		114,360,536

Health Care Technology — 0.1%
Cerner Corp.*	53,700	2,816,028

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	68,900	3,396,770
Chipotle Mexican Grill, Inc.*	4,320	1,865,333
Darden Restaurants, Inc.	21,050	2,102,053
Hilton Worldwide Holdings, Inc.	48,700	3,496,660
Marriott International, Inc. (Class A Stock)	49,323	5,354,505
McDonald’s Corp.	131,410	23,334,473
MGM Resorts International	86,500	2,098,490
Norwegian Cruise Line Holdings Ltd.*	34,800	1,475,172
Royal Caribbean Cruises Ltd.	28,700	2,806,573
Starbucks Corp.	212,000	13,652,800
Wynn Resorts Ltd.	15,300	1,513,323
Yum! Brands, Inc.	54,300	4,991,256

		66,087,408

Household Durables — 0.3%
D.R. Horton, Inc.	58,300	2,020,678
Garmin Ltd.	18,800	1,190,416
Leggett & Platt, Inc.(a)	22,700	813,568
Lennar Corp. (Class A Stock)	46,400	1,816,560
Mohawk Industries, Inc.*	10,900	1,274,864
Newell Brands, Inc.(a)	76,949	1,430,482
PulteGroup, Inc.(a)	45,185	1,174,358
Whirlpool Corp.	10,967	1,172,043

		10,892,969

Household Products — 1.6%
Church & Dwight Co., Inc.	41,500	2,729,040
Clorox Co. (The)	21,900	3,375,666
Colgate-Palmolive Co.	148,100	8,814,912
Kimberly-Clark Corp.	59,088	6,732,487
Procter & Gamble Co. (The)	421,176	38,714,498

		60,366,603

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	110,400	1,596,384
NRG Energy, Inc.	50,700	2,007,720

		3,604,104

Industrial Conglomerates — 1.4%
3M Co.	99,470	18,953,014
General Electric Co.	1,473,347	11,153,237

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
Honeywell International, Inc.	126,300	$16,686,756
Roper Technologies, Inc.	17,500	4,664,100

		51,457,107

Insurance — 2.2%
Aflac, Inc.	131,900	6,009,364
Allstate Corp. (The)(a)	58,588	4,841,126
American International Group, Inc.	151,529	5,971,758
Aon PLC	41,525	6,036,074
Arthur J. Gallagher & Co.	30,700	2,262,590
Assurant, Inc.	9,100	813,904
Brighthouse Financial, Inc.*	16,772	511,211
Chubb Ltd.	78,830	10,183,259
Cincinnati Financial Corp.	25,528	1,976,378
Everest Re Group Ltd.	7,000	1,524,320
Hartford Financial Services Group, Inc. (The)	61,200	2,720,340
Lincoln National Corp.	36,863	1,891,441
Loews Corp.	44,426	2,022,272
Marsh & McLennan Cos., Inc.	86,300	6,882,425
MetLife, Inc.	171,100	7,025,366
Principal Financial Group, Inc.	45,700	2,018,569
Progressive Corp. (The)	98,700	5,954,571
Torchmark Corp.	18,375	1,369,489
Travelers Cos., Inc. (The)	45,898	5,496,285
Unum Group	37,456	1,100,457
Willis Towers Watson PLC	22,500	3,416,850

		80,028,049

Interactive Media & Services — 4.5%
Alphabet, Inc. (Class A Stock)*	50,719	52,999,326
Alphabet, Inc. (Class C Stock)*	52,180	54,038,130
Facebook, Inc. (Class A Stock)*	407,720	53,448,015
TripAdvisor, Inc.*(a)	18,200	981,708
Twitter, Inc.*	117,900	3,388,446

		164,855,625

Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc.*	69,580	104,507,073
Booking Holdings, Inc.*	8,110	13,968,826
eBay, Inc.*	158,200	4,440,674
Expedia Group, Inc.(a)	20,800	2,343,120

		125,259,693

IT Services — 4.7%
Accenture PLC (Class A Stock)	108,200	15,257,282
Akamai Technologies, Inc.*	29,400	1,795,752
Alliance Data Systems Corp.	8,310	1,247,165
Automatic Data Processing, Inc.	74,660	9,789,419
Broadridge Financial Solutions, Inc.	18,700	1,799,875
Cognizant Technology Solutions Corp. (Class A Stock)	99,800	6,335,304
DXC Technology Co.	48,350	2,570,770
Fidelity National Information Services, Inc.	56,500	5,794,075
Fiserv, Inc.*	69,600	5,114,904
FleetCor Technologies, Inc.*	14,700	2,730,084
Gartner, Inc.*	15,300	1,955,952

SEE NOTES TO FINANCIAL STATEMENTS.

A167

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Global Payments, Inc.	27,100	$2,794,823
International Business Machines Corp.	153,725	17,473,921
Jack Henry & Associates, Inc.	12,000	1,518,240
Mastercard, Inc. (Class A Stock)	154,500	29,146,425
Paychex, Inc.	53,950	3,514,842
PayPal Holdings, Inc.*	199,400	16,767,546
Total System Services, Inc.	27,993	2,275,551
VeriSign, Inc.*	17,800	2,639,562
Visa, Inc. (Class A Stock)	301,100	39,727,134
Western Union Co. (The)	77,404	1,320,512

		171,569,138

Leisure Products — 0.1%
Hasbro, Inc.(a)	19,450	1,580,313
Mattel, Inc.*(a)	57,281	572,237

		2,152,550

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	54,782	3,695,594
Illumina, Inc.*	25,000	7,498,250
IQVIA Holdings, Inc.*	26,700	3,101,739
Mettler-Toledo International, Inc.*	4,320	2,443,305
PerkinElmer, Inc.	18,600	1,461,030
Thermo Fisher Scientific, Inc.	68,400	15,307,236
Waters Corp.*	13,400	2,527,910

		36,035,064

Machinery — 1.5%
Caterpillar, Inc.	101,100	12,846,777
Cummins, Inc.	25,500	3,407,820
Deere & Co.	54,750	8,167,058
Dover Corp.	25,600	1,816,320
Flowserve Corp.	22,500	855,450
Fortive Corp.	52,100	3,525,086
Illinois Tool Works, Inc.	51,675	6,546,706
Ingersoll-Rand PLC	42,200	3,849,906
PACCAR, Inc.	60,128	3,435,714
Parker-Hannifin Corp.	22,787	3,398,453
Pentair PLC (United Kingdom)	28,707	1,084,550
Snap-on, Inc.(a)	9,900	1,438,371
Stanley Black & Decker, Inc.	25,935	3,105,457
Xylem, Inc.	30,400	2,028,288

		55,505,956

Media — 1.2%
CBS Corp. (Class B Stock)	58,968	2,578,081
Charter Communications, Inc. (Class A Stock)*(a)	30,280	8,628,892
Comcast Corp. (Class A Stock)	776,092	26,425,932
Discovery, Inc. (Class A Stock)*(a)	26,300	650,662
Discovery, Inc. (Class C Stock)*	56,500	1,304,020
DISH Network Corp. (Class A Stock)*	38,600	963,842
Interpublic Group of Cos., Inc. (The)	64,462	1,329,851
News Corp. (Class A Stock)	63,625	722,144
News Corp. (Class B Stock)	19,300	222,915
Omnicom Group, Inc.(a)	38,800	2,841,712

		45,668,051

COMMON STOCKS (continued)	Shares	Value
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	233,212	$2,404,416
Newmont Mining Corp.(a)	90,803	3,146,324
Nucor Corp.	54,400	2,818,464

		8,369,204

Multiline Retail — 0.5%
Dollar General Corp.	44,100	4,766,328
Dollar Tree, Inc.*	40,647	3,671,237
Kohl’s Corp.	28,500	1,890,690
Macy’s, Inc.	51,620	1,537,244
Nordstrom, Inc.(a)	20,000	932,200
Target Corp.	90,068	5,952,594

		18,750,293

Multi-Utilities — 1.0%
Ameren Corp.	41,500	2,707,045
CenterPoint Energy, Inc.	81,510	2,301,027
CMS Energy Corp.	47,800	2,373,270
Consolidated Edison, Inc.	52,900	4,044,734
Dominion Energy, Inc.	109,884	7,852,311
DTE Energy Co.	30,600	3,375,180
NiSource, Inc.	57,700	1,462,695
Public Service Enterprise Group, Inc.	85,900	4,471,095
SCANA Corp.	24,300	1,161,054
Sempra Energy(a)	45,454	4,917,668
WEC Energy Group, Inc.	53,876	3,731,452

		38,397,531

Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp.	87,426	3,832,756
Apache Corp.(a)	64,550	1,694,437
Cabot Oil & Gas Corp.	78,000	1,743,300
Chevron Corp.	323,962	35,243,826
Cimarex Energy Co.	16,600	1,023,390
Concho Resources, Inc.*	32,800	3,371,512
ConocoPhillips	197,429	12,309,698
Devon Energy Corp.	84,600	1,906,884
Diamondback Energy, Inc.	23,300	2,159,910
EOG Resources, Inc.	98,200	8,564,022
Exxon Mobil Corp.	717,204	48,906,141
Hess Corp.	44,075	1,785,037
HollyFrontier Corp.	28,300	1,446,696
Kinder Morgan, Inc.	320,643	4,931,489
Marathon Oil Corp.	142,994	2,050,534
Marathon Petroleum Corp.(a)	114,487	6,755,878
Newfield Exploration Co.*	34,400	504,304
Noble Energy, Inc.	82,700	1,551,452
Occidental Petroleum Corp.	130,200	7,991,676
ONEOK, Inc.	69,940	3,773,263
Phillips 66	71,464	6,156,624
Pioneer Natural Resources Co.	29,000	3,814,080
Valero Energy Corp.	73,300	5,495,301
Williams Cos., Inc. (The)	199,200	4,392,360

		171,404,570

SEE NOTES TO FINANCIAL STATEMENTS.

A168

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.1%
Coty, Inc. (Class A Stock)	77,800	$510,368
Estee Lauder Cos., Inc. (The) (Class A Stock)	38,100	4,956,810

		5,467,178

Pharmaceuticals — 5.1%
Allergan PLC	54,756	7,318,687
Bristol-Myers Squibb Co.	276,840	14,390,143
Eli Lilly & Co.	162,600	18,816,072
Johnson & Johnson	454,496	58,652,709
Merck & Co., Inc.	450,303	34,407,652
Mylan NV*	87,600	2,400,240
Nektar Therapeutics*	25,700	844,759
Perrigo Co. PLC	21,800	844,750
Pfizer, Inc.	993,723	43,376,009
Zoetis, Inc.	82,400	7,048,496

		188,099,517

Professional Services — 0.3%
Equifax, Inc.	20,500	1,909,165
IHS Markit Ltd.*	60,500	2,902,185
Nielsen Holdings PLC	57,100	1,332,143
Robert Half International, Inc.	21,600	1,235,520
Verisk Analytics, Inc.*	26,900	2,933,176

		10,312,189

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	51,100	2,046,044

Road & Rail — 1.0%
CSX Corp.	138,072	8,578,413
J.B. Hunt Transport Services, Inc.	14,600	1,358,384
Kansas City Southern	17,500	1,670,375
Norfolk Southern Corp.	47,700	7,133,058
Union Pacific Corp.	125,500	17,347,865

		36,088,095

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.*(a)	139,200	2,569,632
Analog Devices, Inc.	62,823	5,392,098
Applied Materials, Inc.	167,700	5,490,498
Broadcom, Inc.	72,360	18,399,701
Intel Corp.	782,200	36,708,646
KLA-Tencor Corp.	26,900	2,407,281
Lam Research Corp.	27,100	3,690,207
Maxim Integrated Products, Inc.	44,100	2,242,485
Microchip Technology, Inc.(a)	40,000	2,876,800
Micron Technology, Inc.*	196,000	6,219,080
NVIDIA Corp.	103,050	13,757,175
Qorvo, Inc.*	21,886	1,329,137
QUALCOMM, Inc.	207,850	11,828,743
Skyworks Solutions, Inc.	31,000	2,077,620
Texas Instruments, Inc.	164,600	15,554,700
Xilinx, Inc.	43,100	3,670,827

		134,214,630

Software — 6.0%
Adobe, Inc.*	82,875	18,749,640
ANSYS, Inc.*	14,500	2,072,630

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Autodesk, Inc.*	37,370	$4,806,156
Cadence Design Systems, Inc.*	48,000	2,087,040
Citrix Systems, Inc.	22,100	2,264,366
Fortinet, Inc.*(a)	22,900	1,612,847
Intuit, Inc.	43,600	8,582,660
Microsoft Corp.	1,308,700	132,924,659
Oracle Corp.	473,395	21,373,784
Red Hat, Inc.*	30,300	5,321,892
salesforce.com, Inc.*	128,100	17,545,857
Symantec Corp.	105,211	1,987,962
Synopsys, Inc.*	25,600	2,156,544

		221,486,037

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	12,560	1,977,698
AutoZone, Inc.*	4,610	3,864,747
Best Buy Co., Inc.	42,425	2,246,828
CarMax, Inc.*(a)	30,800	1,932,084
Foot Locker, Inc.	20,900	1,111,880
Gap, Inc. (The)(a)	37,187	957,937
Home Depot, Inc. (The)	193,269	33,207,480
L Brands, Inc.	39,696	1,018,996
Lowe’s Cos., Inc.	138,075	12,752,607
O’Reilly Automotive, Inc.*	13,660	4,703,548
Ross Stores, Inc.	64,600	5,374,720
Tiffany & Co.(a)	17,300	1,392,823
TJX Cos., Inc. (The)	213,800	9,565,412
Tractor Supply Co.	21,200	1,768,928
Ulta Beauty, Inc.*	10,000	2,448,400

		84,324,088

Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	769,715	121,414,844
Hewlett Packard Enterprise Co.	254,966	3,368,101
HP, Inc.	271,166	5,548,056
NetApp, Inc.	45,200	2,697,084
Seagate Technology PLC	45,600	1,759,704
Western Digital Corp.	50,868	1,880,590
Xerox Corp.	36,002	711,400

		137,379,779

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.(a)	59,300	743,029
Michael Kors Holdings Ltd.*	25,400	963,168
NIKE, Inc. (Class B Stock)	217,700	16,140,278
PVH Corp.	13,300	1,236,235
Ralph Lauren Corp.	9,500	982,870
Tapestry, Inc.	48,800	1,647,000
Under Armour, Inc. (Class A Stock)*(a)	31,200	551,304
Under Armour, Inc. (Class C Stock)*(a)	30,603	494,850
VF Corp.(a)	55,744	3,976,777

		26,735,511

Tobacco — 0.9%
Altria Group, Inc.	319,900	15,799,861
Philip Morris International, Inc.	263,600	17,597,936

		33,397,797

SEE NOTES TO FINANCIAL STATEMENTS.

A169

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 0.2%
Fastenal Co.	48,750	$2,549,138
United Rentals, Inc.*	14,500	1,486,685
W.W. Grainger, Inc.	7,820	2,208,055

		6,243,878

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	30,800	2,795,716

TOTAL COMMON STOCKS (cost $1,227,721,005)		3,578,580,909

EXCHANGE TRADED FUND — 0.2%
iShares Core S&P 500 ETF (cost $6,789,709)	27,000	6,793,470

TOTAL LONG-TERM INVESTMENTS (cost $1,234,510,714)		3,585,374,379

SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS — 4.8%
PGIM Core Ultra Short Bond Fund(w)	78,324,947	78,324,947
PGIM Institutional Money Market Fund (cost $95,422,229; includes $95,191,028 of cash collateral for securities on loan)(b)(w)	95,430,315	95,420,772

TOTAL AFFILIATED MUTUAL FUNDS (cost $173,747,176)		173,745,719

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
2.365%(n)	03/21/19	(k)	4,400	4,377,680

(cost $4,377,589)
TOTAL SHORT-TERM INVESTMENTS (cost $178,124,765)				178,123,399

TOTAL INVESTMENTS — 102.5% (cost $1,412,635,479)				3,763,497,778
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (2.5)%				(91,175,612)

NET ASSETS — 100.0%				$3,672,322,166

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,275,392; cash collateral of $95,191,028 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (k) Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
164	S&P 500 E-Mini Index	Mar. 2019	$20,542,640	$(541,921)
102	S&P 500 Index	Mar. 2019	63,882,600	(2,332,858)

				$(2,874,779)

SEE NOTES TO FINANCIAL STATEMENTS.

A170

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$4,377,680

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$89,493,849	$—	$—
Air Freight & Logistics	22,127,211	—	—
Airlines	16,416,996	—	—
Auto Components	4,769,953	—	—
Automobiles	13,336,164	—	—
Banks	202,717,673	—	—
Beverages	68,285,566	—	—
Biotechnology	94,451,433	—	—
Building Products	9,533,686	—	—
Capital Markets	99,290,664	—	—
Chemicals	74,456,905	—	—
Commercial Services & Supplies	13,590,666	—	—
Communications Equipment	41,859,392	—	—
Construction & Engineering	2,773,574	—	—
Construction Materials	4,098,956	—	—
Consumer Finance	23,966,676	—	—
Containers & Packaging	10,873,515	—	—
Distributors	3,694,143	—	—
Diversified Consumer Services	910,783	—	—
Diversified Financial Services	68,248,327	—	—
Diversified Telecommunication Services	76,978,402	—	—
Electric Utilities	73,110,781	—	—
Electrical Equipment	17,389,442	—	—
Electronic Equipment, Instruments & Components	16,513,076	—	—
Energy Equipment & Services	18,159,414	—	—
Entertainment	73,331,180	—	—
Equity Real Estate Investment Trusts (REITs)	102,963,564	—	—
Food & Staples Retailing	56,471,673	—	—
Food Products	41,077,338	—	—
Health Care Equipment & Supplies	121,518,969	—	—
Health Care Providers & Services	114,360,536	—	—
Health Care Technology	2,816,028	—	—
Hotels, Restaurants & Leisure	66,087,408	—	—
Household Durables	10,892,969	—	—
Household Products	60,366,603	—	—
Independent Power & Renewable Electricity Producers	3,604,104	—	—
Industrial Conglomerates	51,457,107	—	—
Insurance	80,028,049	—	—
Interactive Media & Services	164,855,625	—	—
Internet & Direct Marketing Retail	125,259,693	—	—
IT Services	171,569,138	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A171

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Leisure Products	$2,152,550	$—	$—
Life Sciences Tools & Services	36,035,064	—	—
Machinery	55,505,956	—	—
Media	45,668,051	—	—
Metals & Mining	8,369,204	—	—
Multiline Retail	18,750,293	—	—
Multi-Utilities	38,397,531	—	—
Oil, Gas & Consumable Fuels	171,404,570	—	—
Personal Products	5,467,178	—	—
Pharmaceuticals	188,099,517	—	—
Professional Services	10,312,189	—	—
Real Estate Management & Development	2,046,044	—	—
Road & Rail	36,088,095	—	—
Semiconductors & Semiconductor Equipment	134,214,630	—	—
Software	221,486,037	—	—
Specialty Retail	84,324,088	—	—
Technology Hardware, Storage & Peripherals	137,379,779	—	—
Textiles, Apparel & Luxury Goods	26,735,511	—	—
Tobacco	33,397,797	—	—
Trading Companies & Distributors	6,243,878	—	—
Water Utilities	2,795,716	—	—
Exchange Traded Fund	6,793,470	—	—
Affiliated Mutual Funds	173,745,719	—	—
U.S. Treasury Obligation	—	4,377,680	—
Other Financial Instruments*
Futures Contracts	(2,874,779)	—	—

Total	$3,756,245,319	$4,377,680	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	6.0%
Banks	5.5
Pharmaceuticals	5.1
Affiliated Mutual Funds (2.6% represents investments purchased with collateral from securities on loan)	4.8
IT Services	4.7
Oil, Gas & Consumable Fuels	4.7
Interactive Media & Services	4.5
Technology Hardware, Storage & Peripherals	3.7
Semiconductors & Semiconductor Equipment	3.7
Internet & Direct Marketing Retail	3.4
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	3.1
Equity Real Estate Investment Trusts (REITs)	2.8
Capital Markets	2.7
Biotechnology	2.6
Aerospace & Defense	2.4
Specialty Retail	2.3
Insurance	2.2
Diversified Telecommunication Services	2.1
Chemicals	2.0
Entertainment	2.0
Electric Utilities	2.0

Beverages	1.9%
Diversified Financial Services	1.9
Hotels, Restaurants & Leisure	1.8
Household Products	1.6
Food & Staples Retailing	1.5
Machinery	1.5
Industrial Conglomerates	1.4
Media	1.2
Communications Equipment	1.1
Food Products	1.1
Multi-Utilities	1.0
Road & Rail	1.0
Life Sciences Tools & Services	1.0
Tobacco	0.9
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.7
Air Freight & Logistics	0.6
Multiline Retail	0.5
Energy Equipment & Services	0.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.4
Airlines	0.4
Commercial Services & Supplies	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A172

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry table (cont.)
Automobiles	0.4%
Household Durables	0.3
Containers & Packaging	0.3
Professional Services	0.3
Building Products	0.3
Metals & Mining	0.2
Exchange Traded Fund	0.2
Trading Companies & Distributors	0.2
Personal Products	0.1
Auto Components	0.1
U.S. Treasury Obligation	0.1
Construction Materials	0.1
Distributors	0.1
Independent Power & Renewable Electricity Producers	0.1

Health Care Technology	0.1%
Water Utilities	0.1
Construction & Engineering	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0 *

102.5
Liabilities in excess of other assets	(2.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$2,874,779	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(2,902,918)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(3,289,607)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$85,521,178

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$92,275,392	$(92,275,392)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $92,275,392:
Unaffiliated investments (cost $1,238,888,303)	$3,589,752,059
Affiliated investments (cost $173,747,176)	173,745,719
Cash	22,366
Dividends receivable	4,187,307
Receivable for Portfolio shares sold	763,936
Due from broker-variation margin futures	647,040
Prepaid expenses	30,261

Total Assets	3,769,148,688

LIABILITIES
Payable to broker for collateral for securities on loan	95,191,028
Management fee payable.	972,386
Accrued expenses and other liabilities	393,537
Payable for Portfolio shares repurchased	268,591
Affiliated transfer agent fee payable	980

Total Liabilities	96,826,522

NET ASSETS	$3,672,322,166

Net assets were comprised of:
Partners Equity	$3,672,322,166

Net asset value and redemption price per share $3,672,322,166 / 64,840,775 outstanding shares of beneficial interest	$56.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $31 foreign withholding tax)	$76,677,918
Affiliated dividend income	1,700,280
Income from securities lending, net (including affiliated income of $306,224)	308,880
Interest income	77,253

Total income	78,764,331

EXPENSES
Management fee	12,128,447
Custodian and accounting fees	245,201
Shareholders’ reports	148,081
Trustees’ fees	52,388
Audit fee	25,100
Legal fees and expenses	22,841
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	70,380

Total expenses.	12,703,121

NET INVESTMENT INCOME (LOSS)	66,061,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(20,810))	103,223,108
Futures transactions	(2,902,918)

100,320,190

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,457))	(336,184,102)
Futures	(3,289,607)

(339,473,709)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(239,153,519)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(173,092,309)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$66,061,210	$61,230,148
Net realized gain (loss) on investment transactions	100,320,190	53,386,531
Net change in unrealized appreciation (depreciation) on investments.	(339,473,709)	589,671,144

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(173,092,309)	704,287,823

DISTRIBUTIONS	—	(129,595,196)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,148,487 and 2,742,922 shares, respectively]	190,000,727	149,785,094
Portfolio shares issued in reinvestment of distributions [0 and 2,421,435 shares, respectively]	—	129,595,196
Portfolio shares repurchased [4,457,788 and 4,202,101 shares, respectively]	(272,872,840)	(230,911,603)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(82,872,113)	48,468,687

TOTAL INCREASE (DECREASE)	(255,964,422)	623,161,314
NET ASSETS:
Beginning of year	3,928,286,588	3,305,125,274

End of year	$3,672,322,166	$3,928,286,588

SEE NOTES TO FINANCIAL STATEMENTS.

A175

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 95.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.6%
Boeing Co. (The)	79,195	$25,540,387
United Technologies Corp.	172,262	18,342,458

		43,882,845

Banks — 14.6%
Bank of America Corp.	1,411,284	34,774,038
BB&T Corp.	437,247	18,941,540
Citigroup, Inc.	390,585	20,333,855
JPMorgan Chase & Co.	611,296	59,674,716
PNC Financial Services Group, Inc. (The)	169,485	19,814,491
SunTrust Banks, Inc.	200,835	10,130,117
Wells Fargo & Co.	340,939	15,710,469

		179,379,226

Biotechnology — 0.7%
Celgene Corp.*	142,031	9,102,767

Building Products — 0.9%
Johnson Controls International PLC	359,733	10,666,083

Capital Markets — 1.1%
Goldman Sachs Group, Inc. (The)	81,459	13,607,726

Chemicals — 3.1%
DowDuPont, Inc.	122,380	6,544,882
FMC Corp.	222,189	16,433,098
Linde PLC (United Kingdom)(a)	98,888	15,430,484

		38,408,464

Communications Equipment — 2.2%
Cisco Systems, Inc.	634,691	27,501,161

Consumer Finance — 2.8%
Capital One Financial Corp.	264,488	19,992,648
SLM Corp.*	1,727,811	14,358,109

		34,350,757

Diversified Telecommunication Services — 2.2%
Verizon Communications, Inc.	490,306	27,565,003

Electric Utilities — 5.1%
American Electric Power Co., Inc.	426,768	31,896,640
Exelon Corp.	694,735	31,332,549

		63,229,189

Electrical Equipment — 1.0%
Emerson Electric Co.	205,302	12,266,795

Energy Equipment & Services — 0.4%
Schlumberger Ltd.	139,817	5,044,597

Entertainment — 1.5%
Twenty-First Century Fox, Inc. (Class A Stock)	372,454	17,922,487

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Campus Communities, Inc.	284,610	11,780,008
American Tower Corp.	132,904	21,024,084

		32,804,092

Food & Staples Retailing — 2.3%
Walmart, Inc.	306,505	28,550,941

COMMON STOCKS (continued)	Shares	Value

Food Products — 2.4%
Conagra Brands, Inc.	417,604	$8,920,021
Mondelez International, Inc. (Class A Stock)	512,500	20,515,375

		29,435,396

Health Care Equipment & Supplies — 1.6%
Zimmer Biomet Holdings, Inc.	193,199	20,038,600

Health Care Providers & Services — 2.5%
Cigna Corp.(a)	85,488	16,235,881
Laboratory Corp. of America Holdings*	112,606	14,228,894

		30,464,775

Hotels, Restaurants & Leisure — 1.3%
McDonald’s Corp.	91,370	16,224,571

Household Products — 2.1%
Procter & Gamble Co. (The)	281,448	25,870,700

Insurance — 4.0%
Brighthouse Financial, Inc.*(a)	238,431	7,267,377
Chubb Ltd.	180,259	23,285,857
MetLife, Inc.	460,414	18,904,599

		49,457,833

Interactive Media & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	16,011	16,730,855

Internet & Direct Marketing Retail — 0.5%
eBay, Inc.*	239,006	6,708,898

Media — 3.0%
Comcast Corp. (Class A Stock)	704,041	23,972,596
Liberty Global PLC (United Kingdom) (Class C Stock)*	647,323	13,360,747

		37,333,343

Multi-Utilities — 1.5%
Ameren Corp.	283,577	18,497,728

Oil, Gas & Consumable Fuels — 7.7%
Anadarko Petroleum Corp.	168,117	7,370,249
Chevron Corp.	319,297	34,736,321
Noble Energy, Inc.	438,379	8,223,990
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	481,672	28,067,028
Suncor Energy, Inc. (Canada)(a)	598,657	16,744,436

		95,142,024

Pharmaceuticals — 12.1%
Allergan PLC	93,931	12,554,818
AstraZeneca PLC (United Kingdom), ADR(a)	556,140	21,122,197
Bristol-Myers Squibb Co.	243,447	12,654,375
Elanco Animal Health, Inc.*(a)	194,493	6,132,364
Eli Lilly & Co.	270,485	31,300,524
Merck & Co., Inc.	359,127	27,440,894
Pfizer, Inc.	862,380	37,642,887

		148,848,059

Road & Rail — 1.7%
Union Pacific Corp.	153,781	21,257,148

SEE NOTES TO FINANCIAL STATEMENTS.

A176

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment — 2.6%
Broadcom, Inc.	75,573	$19,216,702
Texas Instruments, Inc.	140,373	13,265,249

		32,481,951

Software — 2.5%
Microsoft Corp.	168,736	17,138,516
PTC, Inc.*(a)	157,760	13,078,304

		30,216,820

Specialty Retail — 2.3%
Lowe’s Cos., Inc.	137,819	12,728,963
Ross Stores, Inc.	182,708	15,201,305

		27,930,268

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	100,225	15,809,492

Textiles, Apparel & Luxury Goods — 1.2%
Tapestry, Inc.	453,875	15,318,281

TOTAL LONG-TERM INVESTMENTS (cost $916,204,524)		1,182,048,875

SHORT-TERM INVESTMENTS — 8.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	50,056,662	50,056,662
PGIM Institutional Money Market Fund (cost $50,978,549; includes $50,880,924 of cash collateral for securities on loan)(b)(w)	50,981,447	50,976,349

TOTAL SHORT-TERM INVESTMENTS (cost $101,035,211)		101,033,011
TOTAL INVESTMENTS—104.1% (cost $1,017,239,735)		1,283,081,886
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.1)%		(50,508,989)

NET ASSETS — 100.0%		$1,232,572,897

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,925,693; cash collateral of $50,880,924 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$43,882,845	$—	$—
Banks	179,379,226	—	—
Biotechnology	9,102,767	—	—
Building Products	10,666,083	—	—
Capital Markets	13,607,726	—	—
Chemicals	38,408,464	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A177

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Communications Equipment	$27,501,161	$—	$—
Consumer Finance	34,350,757	—	—
Diversified Telecommunication Services	27,565,003	—	—
Electric Utilities	63,229,189	—	—
Electrical Equipment	12,266,795	—	—
Energy Equipment & Services	5,044,597	—	—
Entertainment	17,922,487	—	—
Equity Real Estate Investment Trusts (REITs)	32,804,092	—	—
Food & Staples Retailing	28,550,941	—	—
Food Products	29,435,396	—	—
Health Care Equipment & Supplies	20,038,600	—	—
Health Care Providers & Services	30,464,775	—	—
Hotels, Restaurants & Leisure	16,224,571	—	—
Household Products	25,870,700	—	—
Insurance	49,457,833	—	—
Interactive Media & Services	16,730,855	—	—
Internet & Direct Marketing Retail	6,708,898	—	—
Media	37,333,343	—	—
Multi-Utilities	18,497,728	—	—
Oil, Gas & Consumable Fuels	95,142,024	—	—
Pharmaceuticals	148,848,059	—	—
Road & Rail	21,257,148	—	—
Semiconductors & Semiconductor Equipment	32,481,951	—	—
Software	30,216,820	—	—
Specialty Retail	27,930,268	—	—
Technology Hardware, Storage & Peripherals	15,809,492	—	—
Textiles, Apparel & Luxury Goods	15,318,281	—	—
Affiliated Mutual Funds	101,033,011	—	—

Total	$1,283,081,886	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	14.6%
Pharmaceuticals	12.1
Affiliated Mutual Funds (4.1% represents investments purchased with collateral from securities on loan)	8.2
Oil, Gas & Consumable Fuels	7.7
Electric Utilities	5.1
Insurance	4.0
Aerospace & Defense	3.6
Chemicals	3.1
Media	3.0
Consumer Finance	2.8
Equity Real Estate Investment Trusts (REITs)	2.7
Semiconductors & Semiconductor Equipment	2.6
Health Care Providers & Services	2.5
Software	2.5
Food Products	2.4
Food & Staples Retailing	2.3
Specialty Retail	2.3
Diversified Telecommunication Services	2.2
Communications Equipment	2.2

Household Products	2.1%
Road & Rail	1.7
Health Care Equipment & Supplies	1.6
Multi-Utilities	1.5
Entertainment	1.5
Interactive Media & Services	1.4
Hotels, Restaurants & Leisure	1.3
Technology Hardware, Storage & Peripherals	1.3
Textiles, Apparel & Luxury Goods	1.2
Capital Markets	1.1
Electrical Equipment	1.0
Building Products	0.9
Biotechnology	0.7
Internet & Direct Marketing Retail	0.5
Energy Equipment & Services	0.4

104.1
Liabilities in excess of other assets	(4.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A178

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$49,925,693	$(49,925,693)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

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VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $49,925,693:
Unaffiliated investments (cost $916,204,524)	$1,182,048,875
Affiliated investments (cost $101,035,211)	101,033,011
Dividends and interest receivable	1,207,262
Tax reclaim receivable	1,021,397
Receivable for investments sold	17,116
Receivable from affiliate	16,170
Receivable for Portfolio shares sold	4,891
Prepaid expenses	10,545

Total Assets	1,285,359,267

LIABILITIES
Payable to broker for collateral for securities on loan	50,880,924
Payable to affiliate	805,934
Payable for Portfolio shares repurchased	438,162
Management fee payable	432,036
Accrued expenses and other liabilities	207,039
Payable to custodian	19,151
Distribution fee payable	1,340
Affiliated transfer agent fee payable	980
Administration fee payable	804

Total Liabilities	52,786,370

NET ASSETS	$1,232,572,897

Net assets were comprised of:
Partners Equity	$1,232,572,897

Class I:
Net asset value and redemption price per share, $1,226,440,189 / 42,953,865 outstanding shares of beneficial interest	$28.55

Class II:
Net asset value and redemption price per share, $6,132,708 / 218,448 outstanding shares of beneficial interest	$28.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $98,481 foreign withholding tax)	$30,564,819
Affiliated dividend income	507,926
Affiliated income from securities lending, net	64,551

Total income	31,137,296

EXPENSES
Management fee	5,694,980
Distribution fee—Class II	17,930
Administration fee—Class II	10,758
Shareholders’ reports	151,722
Custodian and accounting fees	108,783
Audit fee	28,600
Trustees’ fees	24,293
Legal fees and expenses	14,825
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,681
Miscellaneous	32,939

Total expenses	6,095,511

NET INVESTMENT INCOME (LOSS)	25,041,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,969)	69,745,889
Foreign currency transactions	(9)

69,745,880

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,504))	(230,181,632)
Foreign currencies	6,224

(230,175,408)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(160,429,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(135,387,743)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$25,041,785	$23,114,259
Net realized gain (loss) on investment and foreign currency transactions	69,745,880	57,849,198
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(230,175,408)	143,044,945

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(135,387,743)	224,008,402

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	7,491,489	4,954,620
Portfolio shares repurchased	(128,220,347)	(123,313,323)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(120,728,858)	(118,358,703)

CAPITAL CONTRIBUTIONS.	937,697	—

TOTAL INCREASE (DECREASE)	(255,178,904)	105,649,699
NET ASSETS:
Beginning of year	1,487,751,801	1,382,102,102

End of year	$1,232,572,897	$1,487,751,801

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The following abbreviations are used in the preceding Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
ZAR	South African Rand

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
AGC	Assured Guaranty Corp.
BABs	Build America Bonds
BROIS	Brazil Overnight Index Swap
CDS	Credit Default Swap
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CMBX	Commercial Mortgage-Backed Index
CMS	Constant Maturity Swap
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMAC	General Motors Acceptance Corporation
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
GO	General Obligation
IO	Interest Only (Principal amount represents notional)
iTraxx	International Credit Derivative Index
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
M	Monthly payment frequency for swaps
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
OTC	Over-the-counter
PIK	Payment-in-Kind

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

PO	Principal Only
PRFC	Preference Shares
Q	Quarterly payment frequency for swaps
REIT	Real Estate Investment Trust
REITs	Real Estate Investment Trusts
RSP	Savings Shares
S	Semiannual payment frequency for swaps
S&P	Standard & Poor
SLM	Student Loan Mortgage
STACR	Structured Agency Credit Risk
Strips	Separate Trading of Registered Interest and Principal of Securities
T	Swap payment upon termination
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development
USOIS	United States Overnight Index Swap
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 13 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified portfolio except Natural Resources Portfolio which is a non-diversified portfolio for purposes of the 1940 Act.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

Government Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

High Yield Bond Portfolio:    High total return.

Jennison Portfolio:    Long-term growth of capital.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

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Various inputs determine how each Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market

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approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets (the Government Money Market Portfolio may invest up to 5%) in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolios’ Subadviser under the guidelines adopted by the Board. However, the liquidity of a Portfolios’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

B3

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain

B4

percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans:    Certain Portfolios invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios entered into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value

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of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset

B6

amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the

B7

customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding

B8

taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudental as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Series Fund has a management agreement with PGIM Investments on behalf of the Portfolios. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the Subadvisers’ performance of such services. The Manager has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Portfolios through its PGIM Fixed Income unit (“PFI”) (a wholly-owned subsidiary of PGIM, Inc.), Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.), Allianz Global Investors U.S. LLC (“Allianz”), Brown Advisory LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. The Manager pays for the services of the Subadvisers, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolios. The Portfolios bear all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, using the value of each Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.73	*
Government Income Portfolio	0.40	0.40
Government Money Market Portfolio	0.30	0.30
High Yield Bond Portfolio	0.55	0.50	**
Jennison Portfolio	0.60	0.60
Natural Resources Portfolio	0.45	0.44	***
Small Capitalization Stock Portfolio	0.35	0.35
	0.30% up to $4 billion
Stock Index Portfolio	0.25% over $4 billion	0.30
Value Portfolio	0.40	0.40

*

Effective December 1, 2018, the Manager has contractually agreed, through June 30, 2020, to waive a portion of its management fee equal to an annual rate of 0.032% of the average daily net assets of the Portfolio. Prior to December 1, 2018, the Manager had contractually agreed to waive a portion of its management fee equal to an annual rate of 0.024% of the average daily net assets of the Portfolio.

**

The Manager has contractually agreed through June 30, 2019 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Portfolio to 0.57% of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

***	The Manager has contractually agreed, through June 30, 2019, to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio.

B9

At December 31, 2018, the Subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PFI, QMA
Diversified Bond Portfolio	PFI
Equity Portfolio	Jennison
Flexible Managed Portfolio	PFI, QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PFI
Government Money Market Portfolio	PFI
High Yield Bond Portfolio	PFI
Jennison Portfolio	Jennison
Natural Resources Portfolio	Allianz
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Conservative Balanced Portfolio	$7
Equity Portfolio	219,872
Flexible Managed Portfolio	6
Global Portfolio	31,368
Jennison Portfolio	76,970
Value Portfolio	51,410

PIMS, PGIM Investments, PGIM, Inc., QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM

B10

Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund (formerly known as Prudential Core Short-Term Bond Fund), pursuant to an exemptive order received from Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Funds and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

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In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Withholding Tax
Conservative Balanced Portfolio	$21,531
Diversified Bond Portfolio	1,135
Equity Portfolio	30,662
Flexible Managed Portfolio	22,701
Global Portfolio	136,734
Natural Resources Portfolio	4,862

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Payments
Conservative Balanced Portfolio	$215,021
Equity Portfolio	542,976
Flexible Managed Portfolio	268,847
Global Portfolio	864,837
Jennison Portfolio	42,927
Small Capitalization Stock Portfolio	1,312
Natural Resources Portfolio	571,169
Value Portfolio	834,512

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
Conservative Balanced Portfolio	$55,261	$—
Diversified Bond Portfolio	333,858	402,819
Equity Portfolio	2,149,284	1,355,875
Flexible Managed Portfolio	65,481	7,107
Global Portfolio	357,830	163,011
Government Income Portfolio	—	246
High Yield Bond Portfolio	1,312	1,518
Jennison Portfolio	113,792	29,118
Natural Resources Portfolio	—	91,663
Small Capitalization Stock Portfolio	57	—
Value Portfolio	577,617	360,080

B12

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended December 31, 2018, no such transactions were entered into by the Portfolios.

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$2,010,561,008	$2,192,555,590
Diversified Bond Portfolio	378,375,221	346,864,790
Equity Portfolio	1,589,637,001	1,890,290,006
Flexible Managed Portfolio	5,094,319,447	5,296,111,446
Global Portfolio	313,182,698	350,104,269
Government Income Portfolio	530,010,024	543,035,973
High Yield Bond Portfolio	243,691,796	226,505,758
Jennison Portfolio	801,202,607	915,160,535
Natural Resources Portfolio	468,480,047	494,448,323
Small Capitalization Stock Portfolio	157,090,944	200,303,459
Stock Index Portfolio	165,031,350	205,975,496
Value Portfolio	315,521,132	440,715,368

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Conservative Balanced Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$102,386,530	$2,210,871	$44,000,000	$2,965,771	$(3,464,941)	$60,098,231	6,525,324	$2,042,068
PGIM Core Ultra Short Bond Fund*
255,703,495	591,359,702	526,034,218	—	—	321,028,979	321,028,979	5,638,077
PGIM Institutional Money Market Fund*
45,333,840	321,067,203	331,327,330	(1,027)	(6,900)	35,065,786	35,069,293	135,802	**

$403,423,865	$914,637,776	$901,361,548	$2,964,744	$(3,471,841)	$416,192,996		$7,815,947

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Diversified Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$54,598,691	$1,160,875	$19,300,000	$907,543	$(1,200,366)	$36,166,743	3,926,899	$1,160,876
PGIM Core Ultra Short Bond Fund*
45,727,273	338,007,102	380,421,870	—	—	3,312,505	3,312,505	336,042
PGIM Institutional Money Market Fund*
11,557,301	113,846,229	120,106,362	409	(2,637)	5,294,940	5,295,469	55,611	**

$111,883,265	$453,014,206	$519,828,232	$907,952	$(1,203,003)	$44,774,188		$1,552,529

Equity Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$93,453,847	$870,527,056	$841,902,946	$—	$—	$122,077,957	122,077,957	$2,671,102
PGIM Institutional Money Market Fund*
281,455,354	1,987,913,324	2,035,395,608	1,779	(12,714)	233,962,135	233,985,533	954,151	**

$374,909,201	$2,858,440,380	$2,877,298,554	$1,779	$(12,714)	$356,040,092		$3,625,253

Flexible Managed Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$133,262,040	$2,873,540	$58,500,000	$3,965,036	$(4,606,796)	$76,993,820	8,359,807	$2,873,541
PGIM Core Ultra Short Bond Fund*
173,027,546	938,502,307	891,581,717	—	—	219,948,136	219,948,136	4,215,595
PGIM Institutional Money Market Fund*
78,205,811	590,951,072	626,206,994	3,486	(3,874)	42,949,501	42,953,797	232,409	**

$384,495,397	$1,532,326,919	$1,576,288,711	$3,968,522	$(4,610,670)	$339,891,457		$7,321,545

Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$22,911,237	$241,579,737	$235,401,821	$—	$—	$29,089,153	29,089,153	$615,259
PGIM Institutional Money Market Fund*
49,761,429	392,143,131	399,006,780	(943)	(5,596)	42,891,241	42,895,530	201,682	**

$72,672,666	$633,722,868	$634,408,601	$(943)	$(5,596)	$71,980,394		$816,941

B14

Government Income Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$26,643,269	$686,343	$4,500,000	$83,454	$(315,534)	$22,597,532	2,459,756	$686,343
PGIM Core Ultra Short Bond Fund*
2,764,602	80,444,364	83,206,460	—	—	2,506	2,506	40,833
PGIM Institutional Money Market Fund*
958,151	21,612,210	22,570,571	—	210	—	—	3,351	**

$30,366,022	$102,742,917	$110,277,031	$83,454	$(315,324)	$22,600,038		$730,527

High Yield Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$23,473,373	$117,020,235	$129,194,339	$—	$—	$11,299,269	11,299,269	$277,780
PGIM Institutional Money Market Fund*
28,126,890	228,842,476	179,916,840	(4,576)	(3,791)	77,044,159	77,051,864	431,941	**

$51,600,263	$345,862,711	$309,111,179	$(4,576)	$(3,791)	$88,343,428		$709,721

Jennison Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,129,708	$396,979,409	$400,720,205	$—	$—	$3,388,912	3,388,912	$280,543
PGIM Institutional Money Market Fund*
202,129,444	1,042,432,302	1,123,063,589	(931)	5,478	121,502,704	121,514,856	692,794	**

$209,259,152	$1,439,411,711	$1,523,783,794	$(931)	$5,478	$124,891,616		$973,337

Natural Resources Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$459,194	$223,773,126	$207,851,784	$—	$—	$16,380,536	16,380,536	$268,026
PGIM Institutional Money Market Fund*
54,423,445	328,591,166	361,237,560	152	(1,972)	21,775,231	21,777,409	177,513	**

$54,882,639	$552,364,292	$569,089,344	$152	$(1,972)	$38,155,767		$445,539

B15

Small Capitalization Stock Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$—	$85,030,686	$83,194,412	$—	$—	$1,836,274	1,836,274	$73,780
PGIM Institutional Money Market Fund*
209,790,456	360,267,030	431,051,227	(4,190)	(14,818)	138,987,251	139,001,151	695,591	**

$209,790,456	$445,297,716	$514,245,639	$(4,190)	$(14,818)	$140,823,525		$769,371

Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$59,834,393	$282,216,113	$263,725,559	$—	$—	$78,324,947	78,324,947	$1,700,280
PGIM Institutional Money Market Fund*
119,913,547	628,431,624	652,902,132	(1,457)	(20,810)	95,420,772	95,430,315	306,224	**

$179,747,940	$910,647,737	$916,627,691	$(1,457)	$(20,810)	$173,745,719		$2,006,504

Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$17,832,841	$260,319,057	$228,095,236	$—	$—	$50,056,662	50,056,662	$507,926
PGIM Institutional Money Market Fund*
23,095,428	458,874,864	430,998,408	(4,504)	8,969	50,976,349	50,981,447	64,551	**

$40,928,269	$719,193,921	$659,093,644	$(4,504)	$8,969	$101,033,011		$572,477

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B16

6.	Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the Government Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2018. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
Conservative Balanced Portfolio	$15,613,000	3.25%	3	$15,613,000	$—
Diversified Bond Portfolio	2,294,000	3.70	3	2,294,000	—
Flexible Managed Portfolio	7,550,706	3.17	17	24,984,000	—
Government Income Portfolio	1,235,750	3.27	16	8,587,000	471,000
Jennison Portfolio	614,571	3.37	14	1,306,000	—
Natural Resources Portfolio	359,000	2.81	1	359,000	—
Small Capitalization Stock Portfolio	724,786	3.03	14	1,404,000	—

7.	Capital and Ownership

The Portfolios offer Class I shares and certain Portfolios offer Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. As of December 31, 2018, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2018, all of Class I shares of record of each Portfolio were owned by the following affiliates of the Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

B17

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
Conservative Balanced Portfolio	4	96	96
Diversified Bond Portfolio	5	94	94
Equity Portfolio	4	92	92
Flexible Managed Portfolio	4	97	97
Global Portfolio	3	90	90
Government Income Portfolio	4	96	96
Government Money Market Portfolio	3	86	86
High Yield Bond Portfolio	4	92	92
Jennison Portfolio	4	91	91
Natural Resources Portfolio	4	93	83
Small Capitalization Stock Portfolio	4	96	96
Stock Index Portfolio	5	93	93
Value Portfolio	4	95	95

In addition, one unaffiliated shareholder of record of Natural Resources Portfolio, Class II shares, held 10% of the Portfolio’s aggregate outstanding shares.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	288,901	$15,724,745
Portfolio shares repurchased	(6,033,417)	(328,510,611)
Capital contributions	—	3,503,826

Net increase (decrease) in shares outstanding	(5,744,516)	$(309,282,040)

Year ended December 31, 2017:
Portfolio shares sold	167,133	$7,721,540
Portfolio shares repurchased	(5,811,087)	(268,966,449)

Net increase (decrease) in shares outstanding	(5,643,954)	$(261,244,909)

Class II:
Year ended December 31, 2018:
Portfolio shares sold	9,548	$526,666
Portfolio shares repurchased	(12,293)	(673,039)
Capital contributions	—	1,333

Net increase (decrease) in shares outstanding	(2,745)	$(145,040)

Year ended December 31, 2017:
Portfolio shares sold	85	$3,938
Portfolio shares repurchased	(8,919)	(427,848)

Net increase (decrease) in shares outstanding	(8,834)	$(423,910)

B18

Jennison Portfolio

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	286,745	$19,297,456
Portfolio shares repurchased	(2,220,756)	(149,829,068)
Capital contributions	—	138,296

Net increase (decrease) in shares outstanding	(1,934,011)	$(130,393,316)

Year ended December 31, 2017:
Portfolio shares sold	244,721	$13,325,109
Portfolio shares repurchased	(2,533,786)	(137,181,562)

Net increase (decrease) in shares outstanding	(2,289,065)	$(123,856,453)

Class II:
Year ended December 31, 2018:
Portfolio shares sold	408,588	$26,790,146
Portfolio shares repurchased	(383,201)	(24,594,112)
Capital contributions	—	4,614

Net increase (decrease) in shares outstanding	25,387	$2,200,648

Year ended December 31, 2017:
Portfolio shares sold	278,966	$15,183,017
Portfolio shares repurchased	(207,439)	(10,714,117)

Net increase (decrease) in shares outstanding	71,527	$4,468,900

Natural Resources Portfolio

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	302,691	$7,763,447
Portfolio shares repurchased	(1,369,097)	(35,904,874)
Capital contributions	—	79,822

Net increase (decrease) in shares outstanding	(1,066,406)	$(28,061,605)

Year ended December 31, 2017:
Portfolio shares sold	289,641	$7,137,045
Portfolio shares repurchased	(1,436,771)	(35,872,748)

Net increase (decrease) in shares outstanding	(1,147,130)	$(28,735,703)

Class II:
Year ended December 31, 2018:
Portfolio shares sold	974,088	$24,472,873
Portfolio shares repurchased	(745,534)	(19,058,185)
Capital contributions	—	11,841

Net increase (decrease) in shares outstanding	228,554	$5,426,529

Year ended December 31, 2017:
Portfolio shares sold	1,357,286	$32,741,295
Portfolio shares repurchased	(908,087)	(22,168,364)

Net increase (decrease) in shares outstanding	449,199	$10,572,931

B19

Value Portfolio

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	234,464	$7,379,990
Portfolio shares repurchased	(4,008,985)	(127,480,952)
Capital contributions	—	933,024

Net increase (decrease) in shares outstanding	(3,774,521)	$(119,167,938)

Year ended December 31, 2017:
Portfolio shares sold	167,360	$4,852,001
Portfolio shares repurchased	(4,226,596)	(122,573,899)

Net increase (decrease) in shares outstanding	(4,059,236)	$(117,721,898)

Class II:
Year ended December 31, 2018:
Portfolio shares sold	3,613	$111,499
Portfolio shares repurchased	(23,499)	(739,395)
Capital contributions	—	4,673

Net increase (decrease) in shares outstanding	(19,886)	$(623,223)

Year ended December 31, 2017:
Portfolio shares sold	3,609	$102,619
Portfolio shares repurchased	(25,940)	(739,424)

Net increase (decrease) in shares outstanding	(22,331)	$(636,805)

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

B20

Foreign Securities Risk:    The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which each Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of each Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk:    A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid

B21

than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Risks of Investing in Treasury Inflation Protected Securities (TIPS):    The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Portfolios purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolios may earn less on the security than on a conventional bond.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

B22

Financial Highlights

Conservative Balanced Portfolio

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.17		$24.18	$22.54		$22.45	$20.63

Income (Loss) From Investment Operations:
Net investment income (loss)	0.53		0.45	0.42		0.39	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)		2.54	1.20		(0.30)	1.46

Total from investment operations	(0.67)		2.99	1.62		0.09	1.82

Capital Contributions.	—	(b)(c)	—	0.02	(d)	—	—

Net Asset Value, end of year	$26.50		$27.17	$24.18		$22.54	$22.45

Total Return(e):	(2.47	)%(f)	12.37%	7.28	%(g)	0.40%	8.82%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$2,369.8		$2,594.7	$2,473.2		$2,554.3	$2,574.4
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.59%		0.58%	0.58%		0.58%	0.58%
Expenses before waivers and/or expense reimbursement	0.59%		0.58%	0.58%		0.58%	0.58%
Net investment income (loss)	1.94%		1.75%	1.79%		1.70%	1.66%
Portfolio turnover rate(i)	101%		136%	185%		208%	134%

Diversified Bond Portfolio

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.14		$12.28	$11.64		$11.66	$11.01

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45		0.42	0.43		0.41	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)		0.44	0.21		(0.43)	0.34

Total from investment operations	(0.03)		0.86	0.64		(0.02)	0.77

Less Distributions:	—		—	—		—	(0.12)
Capital Contributions	0.01	(b)	—	—	(c)(d)	—	—

Net Asset Value, end of year	$13.12		$13.14	$12.28		$11.64	$11.66

Total Return(e):	(0.15	)%(j)	7.00%	5.50	%(f)	(0.17)%	7.09%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$1,122.9		$1,145.1	$1,104.6		$1,084.9	$1,067.9
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.44%		0.44%	0.44%		0.46%	0.44%
Expenses before waivers and/or expense reimbursement	0.44%		0.44%	0.44%		0.46%	0.44%
Net investment income (loss)	3.44%		3.28%	3.52%		3.48%	3.73%
Portfolio turnover rate(i)	51%		71%	49%		81%	50%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.19%

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

Equity Portfolio—Class I

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$51.52		$40.96	$39.47		$38.56	$35.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.53		0.41	0.38		0.34	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.07)		10.15	1.07		0.57	2.56

Total from investment operations	(2.54)		10.56	1.45		0.91	2.75

Capital Contributions	0.04	(b)	—	0.04	(c)	—	—

Net Asset Value, end of year.	$49.02		$51.52	$40.96		$39.47	$38.56

Total Return(d)	(4.85	)%(e)	25.78%	3.78	%(f)	2.36%	7.68%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$3,919.6		$4,415.6	$3,741.7		$3,846.2	$4,017.6
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.47%		0.47%	0.47%		0.47%	0.47%
Expenses before waivers and/or expense reimbursement	0.47%		0.47%	0.47%		0.47%	0.47%
Net investment income (loss)	0.98%		0.89%	1.01%		0.86%	0.52%
Portfolio turnover rate(h)	37%		55%	39%		37%	51%

Equity Portfolio—Class II

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year.	$51.04		$40.74	$39.42		$38.66	$36.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.32		0.23	0.23		0.18	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.03)		10.07	1.05		0.58	2.57

Total from investment operations	(2.71)		10.30	1.28		0.76	2.61

Capital Contributions.	0.04	(b)	—	0.04	(c)	—	—

Net Asset Value, end of year	$48.37		$51.04	$40.74		$39.42	$38.66

Total Return(d)	(5.23	)%(e)	25.28%	3.35	%(f)	1.97%	7.24%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$1.5		$1.7	$1.7		$2.0	$2.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87%		0.87%	0.87%		0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.87%		0.87%	0.87%		0.87%	0.87%
Net investment income (loss)	0.59%		0.50%	0.61%		0.46%	0.11%
Portfolio turnover rate(h)	37%		55%	39%		37%	51%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 3.68% and 3.25% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

Flexible Managed Portfolio

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$29.88		$25.99	$23.95		$23.71	$21.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.53		0.45	0.44		0.42	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.78)		3.44	1.58		(0.18)	1.99

Total from investment operations	(1.25)		3.89	2.02		0.24	2.36

Capital Contributions.	—	(b)(c)	—	0.02	(d)	—	—

Net Asset Value, end of year	$28.63		$29.88	$25.99		$23.95	$23.71

Total Return(e):	(4.18	)%(f)	14.97%	8.52	%(g)	1.01%	11.05%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$3,833.5		$4,229.7	$3,889.8		$3,768.8	$3,943.8
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.63%		0.62%	0.63%		0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.63%		0.62%	0.63%		0.63%	0.63%
Net investment income (loss)	1.75%		1.62%	1.78%		1.74%	1.66%
Portfolio turnover rate(i)(j)	139%		175%	203%		213%	161%

Global Portfolio

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$34.33		$27.50	$26.33		$25.72	$24.91

Income (Loss) From Investment Operations:
Net investment income (loss)	0.47		0.42	0.34		0.34	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.99)		6.41	0.81		0.27	0.44

Total from investment operations	(2.52)		6.83	1.15		0.61	0.81

Capital Contributions	0.02	(b)	—	0.02	(d)	—	—

Net Asset Value, end of year.	$31.83		$34.33	$27.50		$26.33	$25.72

Total Return(e):	(7.28	)%(k)	24.84%	4.44	%(l)	2.37%	3.25%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$1,006.7		$1,132.9	$955.4		$965.3	$719.2
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.77%		0.79%	0.80%		0.81%	0.81%
Expenses before waivers and/or expense reimbursement	0.80%		0.81%	0.81%		0.82%	0.82%
Net investment income (loss)	1.33%		1.34%	1.29%		1.28%	1.45%
Portfolio turnover rate(i)	28%		33%	40%		33%	37%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 8.44%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%. (l) Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.36%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

Government Income Portfolio

	Year Ended December 31,
	2018(a)		2017(a)	2016(a)		2015(a)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.62		$12.26	$12.00		$11.92	$11.30

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28		0.23	0.20		0.18	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.20)		0.13	0.06		(0.10)	0.45

Total from investment operations	0.08		0.36	0.26		0.08	0.66

Less Distributions:.	—		—	—		—	(0.04)
Capital Contributions	—	(b)(c)	—	—	(c)(d)	—	—

Net Asset Value, end of year.	$12.70		$12.62	$12.26		$12.00	$11.92

Total Return(e):	0.63	%(f)	2.94%	2.17	%(f)	0.67%	5.86%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$221.1		$244.1	$226.3		$231.8	$339.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.51%		0.53%	0.51%		0.48%	0.47%
Expenses before waivers and/or expense reimbursement.	0.51%		0.53%	0.51%		0.48%	0.47%
Net investment income (loss)	2.28%		1.84%	1.60%		1.48%	1.73%
Portfolio turnover rate(h)(i)	284%		495%	705%		746%	830%

Government Money Market Portfolio

	Year Ended December 31,
	2018(a)	2017(a)	2016(a)	2015(a)		2014
Per Share Operating Performance:
Net Asset Value, beginning of year.	$10.00	$10.00	$10.00	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.15	0.06	0.01	—	(c)	—	(c)
Less Distributions:	(0.15)	(0.06)	(0.01)	—	(c)	—	(c)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00		$10.00

Total Return(e):	1.53%	0.56%	0.10%	—	%(j)	—	%(j)
Ratios/Supplemental Data:
Net assets, end of year (millions)	$536.4	$559.6	$724.2	$650.8		$823.6
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.35%	0.35%	0.35%	0.19%		0.16%
Expenses before waivers and/or expense reimbursement	0.35%	0.35%	0.35%	0.44%		0.44%
Net investment income (loss)	1.52%	0.55%	0.09%	0.00	%(j)	0.00	%(j)

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership. (c) Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate. (j) Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

High Yield Bond Portfolio

	Year Ended December 31,
	2018(a)		2017(a)		2016(a)		2015(a)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.17		$5.10		$4.68		$5.11	$5.29

Income (Loss) From Investment Operations:
Net investment income (loss)	0.33		0.32		0.32		0.31	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.39)		0.07		0.42		(0.42)	(0.18)

Total from investment operations	(0.06)		0.39		0.74		(0.11)	0.14

Less Distributions:	(0.15)		(0.32)		(0.32)		(0.32)	(0.32)
Capital Contributions	—	(b)(c)	—		—	(c)(d)	—	—

Net Asset Value, end of year	$4.96		$5.17		$5.10		$4.68	$5.11

Total Return(e):	(1.26	)%(f)	7.80%		16.24	%(f)	(2.45)%	2.71%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$473.7		$508.0		$3,567.6		$3,159.5	$3,245.9
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.57%		0.57%		0.57%		0.57%	0.57%
Expenses before waivers and/or expense reimbursement	0.62%		0.57%		0.57%		0.57%	0.57%
Net investment income (loss)	6.50%		6.17%		6.61%		6.21%	5.95%
Portfolio turnover rate(h)	47%		54	%(i)	39%		46%	48%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(i)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

Jennison Portfolio—Class I

	Year Ended December 31,
	2018(a)		2017(a)	2016(a)		2015(a)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$61.69		$45.13	$45.54		$40.85	$37.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.13	0.10		0.06	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.61)		16.43	(0.55)		4.63	3.64

Total from investment operations	(0.48)		16.56	(0.45)		4.69	3.70

Capital Contributions	—	(b)(c)	—	0.04	(d)	—	—

Net Asset Value, end of year.	$61.21		$61.69	$45.13		$45.54	$40.85

Total Return(e)	(0.78	)%(f)	36.69%	(0.90	)%(g)	11.48%	9.96%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$1,803.2		$1,936.7	$1,520.3		$1,654.7	$1,580.0
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.62%		0.63%	0.63%		0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%		0.63%	0.63%		0.63%	0.63%
Net investment income (loss)	0.19%		0.25%	0.23%		0.14%	0.15%
Portfolio turnover rate(i)	38%		51%	35%		31%	34%

Jennison Portfolio—Class II

	Year Ended December 31,
	2018(a)		2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$59.38		$43.62	$44.19	$39.80	$36.33

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.14)		(0.08)	(0.07)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.56)		15.84	(0.54)	4.50	3.57

Total from investment operations	(0.70)		15.76	(0.61)	4.39	3.47

Capital Contributions	—	(b)(c)	—	0.04 (d)	—	—

Net Asset Value, end of year.	$58.68		$59.38	$43.62	$44.19	$39.80

Total Return(e)	(1.18	)%(f)	36.13%	(1.29)%(g) 11.03%		9.55%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$61.1		$60.3	$41.2	$60.4	$43.7
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.02%		1.03%	1.03%	1.03%	1.03%
Expenses before waivers and/or expense reimbursement.	1.02%		1.03%	1.03%	1.03%	1.03%
Net investment income (loss)	(0.22)%		(0.16)%	(0.17)%	(0.26)%	(0.25)%
Portfolio turnover rate(i)	38%		51%	35%	31%	34%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.99)% and (1.38)% for Class I and Class II, respectively

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

Natural Resources Portfolio—Class I

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year.	$26.84		$26.89	$21.45		$29.87	$37.29

Income (Loss) From Investment Operations:
Net investment income (loss)	0.60		0.40	0.26		0.29	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.46)		(0.45)	5.15		(8.71)	(7.65)

Total from investment operations	(4.86)		(0.05)	5.41		(8.42)	(7.42)

Capital Contributions	0.01	(b)	—	0.03	(c)	—	—

Net Asset Value, end of year	$21.99		$26.84	$26.89		$21.45	$29.87

Total Return(d)	(18.07	)%(e)	(0.19)%	25.36	%(f)	(28.19)%	(19.90)%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$324.4		$424.6	$456.1		$386.3	$589.0
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement.	0.51%		0.52%	0.56%		0.48%	0.45%
Expenses before waivers and/or expense reimbursement	0.52%		0.53%	0.57%		0.51%	0.50%
Net investment income (loss)	2.30%		1.60%	1.08%		1.06%	0.59%
Portfolio turnover rate(h)	108%		114%	140%		29%	24%

Natural Resources Portfolio—Class II

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year.	$26.06		$26.20	$20.99		$29.35	$36.78

Income (Loss) From Investment Operations:
Net investment income (loss)	0.49		0.29	0.15		0.18	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.30)		(0.43)	5.03		(8.54)	(7.50)

Total from investment operations	(4.81)		(0.14)	5.18		(8.36)	(7.43)

Capital Contributions	0.01	(b)	—	0.03	(c)	—	—

Net Asset Value, end of year	$21.26		$26.06	$26.20		$20.99	$29.35

Total Return(d)	(18.42	)%(e)	(0.53)%	24.82	%(f)	(28.48)%	(20.20)%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$48.4		$53.4	$42.0		$30.1	$43.5
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement.	0.91%		0.92%	0.96%		0.88%	0.85%
Expenses before waivers and/or expense reimbursement	0.92%		0.93%	0.97%		0.91%	0.90%
Net investment income (loss)	1.93%		1.21%	0.64%		0.66%	0.19%
Portfolio turnover rate(h)	108%		114%	140%		29%	24%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (18.11)% and (18.46)% for Class I and Class II, respectively.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.22% and 24.68% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

Small Capitalization Stock Portfolio

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$38.51		$34.08	$26.94		$27.57	$26.16

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40		0.39	0.35		0.30	0.25
Net realized and unrealized gain (loss) on investment transactions	(3.76)		4.04	6.72		(0.93)	1.16

Total from investment operations	(3.36)		4.43	7.07		(0.63)	1.41

Capital Contributions	—	(b)(c)	—	0.07	(d)	—	—

Net Asset Value, end of year	$35.15		$38.51	$34.08		$26.94	$27.57

Total Return(e):	(8.73	)%(f)	13.00%	26.50	%(g)	(2.29)%	5.39%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$728.6		$850.0	$810.9		$682.4	$750.9
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.39%		0.40%	0.40%		0.40%	0.40%
Expenses before waivers and/or expense reimbursement.	0.39%		0.40%	0.42%		0.45%	0.45%
Net investment income (loss)	0.98%		1.11%	1.21%		1.06%	0.96%
Portfolio turnover rate(i)	18%		17%	20%		16%	15%

Stock Index Portfolio

	Year Ended December 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$59.38	$50.70	$48.59		$49.33	$47.02

Income (Loss) From Investment Operations:
Net investment income (loss)	1.00	0.92	0.89		0.86	0.79
Net realized and unrealized gain (loss) on investment transactions	(3.74)	9.75	4.52		(0.26)	5.20

Total from investment operations	(2.74)	10.67	5.41		0.60	5.99

Less Distributions:	—	(1.99)	(3.37)		(1.34)	(3.68)
Capital Contributions.	—	—	0.07	(d)	—	—

Net Asset Value, end of year	$56.64	$59.38	$50.70		$48.59	$49.33

Total Return(e):	(4.61)%	21.46%	11.83	%(j)	1.18%	13.31%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$3,672.3	$3,928.3	$3,305.1		$3,010.1	$3,312.7
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.31%	0.32%	0.32%		0.32%	0.32%
Expenses before waivers and/or expense reimbursement	0.31%	0.32%	0.34%		0.37%	0.37%
Net investment income (loss)	1.63%	1.69%	1.84%		1.74%	1.67%
Portfolio turnover rate(i)	4%	4%	5%		9%	5%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 26.24%. (h) Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.69%.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

Value Portfolio—Class I

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$31.68		$27.08	$24.31		$26.48	$24.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.56		0.47	0.46		0.39	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.71)		4.13	2.28		(2.56)	2.14

Total from investment operations	(3.15)		4.60	2.74		(2.17)	2.43

Capital Contributions	0.02	(b)	—	0.03	(c)	—	—

Net Asset Value, end of year.	$28.55		$31.68	$27.08		$24.31	$26.48

Total Return(d)	(9.88	)%(e)	16.99%	11.39	%(f)	(8.19)%	10.10%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$1,226.4		$1,480.3	$1,375.1		$1,355.1	$1,592.6
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.43%		0.43%	0.42%		0.43%	0.40%
Expenses before waivers and/or expense reimbursement	0.43%		0.43%	0.42%		0.43%	0.42%
Net investment income (loss)	1.76%		1.63%	1.90%		1.52%	1.13%
Portfolio turnover rate(h)	23%		16%	24%		32%	37%

Value Portfolio—Class II

	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$31.27		$26.84	$24.19		$26.45	$24.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42		0.35	0.37		0.29	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.64)		4.08	2.25		(2.55)	2.15

Total from investment operations.	(3.22)		4.43	2.62		(2.26)	2.33

Capital Contributions	0.02	(b)	—	0.03	(c)	—	—

Net Asset Value, end of year	$28.07		$31.27	$26.84		$24.19	$26.45

Total Return(d)	(10.23	)%(e)	16.51%	10.95	%(f)	(8.54)%	9.66%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$6.1		$7.5	$7.0		$9.7	$10.6
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.83%		0.83%	0.82%		0.83%	0.80%
Expenses before waivers and/or expense reimbursement	0.83%		0.83%	0.82%		0.83%	0.82%
Net investment income (loss)	1.36%		1.23%	1.53%		1.12%	0.73%
Portfolio turnover rate(h)	23%		16%	24%		32%	37%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.94)% and (10.29)% for Class I and Class II, respectively.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.27% and 10.83% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 19, 2019

D1

Appendix A

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund will file with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

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The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

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To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

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PSF-AR-A

The Prudential Series Fund

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

SP International Growth Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-12.81%	2.16%	7.97%
Portfolio: Class II	-13.21	1.74	7.55
MSCI EAFE® Index (GD)	-13.36	1.00	6.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2018 the SP International Growth Portfolio Class I shares returned -12.81% and the Class II shares returned -13.21%. The Portfolio’s Class I & II shares outperformed the MSCI EAFE Index (GD).

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

For 2018, the MSCI EAFE Index was down more than 13%, as a strong US dollar, trade war tensions, Brexit impasse, and economic/political problems in Italy all weighed on international equity market returns. (Brexit refers to the United Kingdom’s decision to leave the European Union.) The US Federal Reserve raised interest rates four times and liquidity contracted, explaining at least part of the US dollar’s rise versus foreign currencies for the year. Meanwhile, global corporate earnings revisions turned negative, and geopolitical concerns increased. Given the softening of global economic growth, defensive, dividend-paying sectors such as utilities and health care protected on the downside, while interest-rate-sensitive sectors such as financials, materials, and consumer discretionary lagged. The international equity market tended to favor larger capitalization stocks with lower valuations that were also less volatile. Investors became more comfortable with household names given the choppier economic environment in 2018.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio performed in line with the MSCI EAFE Index. Stock selection overall was additive to relative performance, as all three subadvisers (Jennison Associates, Neuberger Berman, and William Blair) tended to avoid highly volatile financials such as Italian banks. Furthermore, they tended to avoid the more speculative industrial and energy names as well, the latter of which was beneficial as the price of oil dropped. Stocks in these areas tend to have slower earnings growth rates. Instead, given their growth mandate, William Blair and Jennison favored companies in the faster-growing Internet software and services industry. Investments in this industry’s stocks were rewarded for the period, despite a tough fourth quarter.

In addition, price momentum and profit margins were key to positive Portfolio returns in 2018. William Blair incorporates momentum as part of its process. Each subadviser’s exposure to companies with a high percentage of earnings compared to sales further enhanced relative returns.

On the other hand, overweighted exposures to companies with higher volatility had a negative impact on Portfolio performance. Given that William Blair and Jennison especially focused on faster-growing companies, these names inherently became more volatile in a perceived global economic slowdown (which occurred in 2018), in the subadvisers’ view. In addition, given that the investments were in highly profitable companies, which generally reinvest profits into the company rather than pay dividends, the subadvisers were generally underexposed to dividend-paying companies, which was detrimental to performance for the period as investors were seeking income. Furthermore, an overexposure to smaller-cap stocks, especially by Neuberger Berman and William Blair, detracted. While these stocks are normally faster growing than their larger-cap counterparts, investors were seeking safety during the period, and so this positioning detracted from the Portfolio’s results.

Finally, both William Blair and Jennison had out-of-benchmark allocations to China, which had higher economic growth rates compared to the rest of the developed world. Following a very strong 2017, China’s economy slowed in the wake of trade war tensions with the US, and the subadvisers’ exposure to its equity market dampened the Portfolio’s results.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2018

SP International Growth Portfolio
Five Largest Holdings	(% of Net Assets	)
Alibaba Group Holding Ltd.	2.8%
Tencent Holdings Ltd.	2.7%
Keyence Corp.	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
Safran SA	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

SP International Growth (Class I)	Actual	$1,000.00	$854.90	1.01%	$4.72
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

SP International Growth (Class II)	Actual	$1,000.00	$852.60	1.41%	$6.58
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 95.8%	Shares	Value
Argentina — 0.4%
MercadoLibre, Inc.*	1,084	$317,449

Australia — 3.4%
Aristocrat Leisure Ltd.	14,990	230,090
BHP Group PLC	21,477	455,450
Cochlear Ltd.	4,321	528,234
CSL Ltd.	3,980	520,473
Insurance Australia Group Ltd.	34,834	171,781
Macquarie Group Ltd.	6,752	515,685

		2,421,713

Austria — 0.6%
BAWAG Group AG, 144A	9,617	395,881

Belgium — 1.1%
KBC Group NV	11,506	749,810

Canada — 5.4%
Alimentation Couche-Tard, Inc. (Class B Stock)	6,158	306,321
Brookfield Asset Management, Inc. (Class A Stock)(a)	13,137	503,804
Canadian National Railway Co.	7,615	563,985
Dollarama, Inc.	9,986	237,508
Rogers Communications, Inc. (Class B Stock)	8,761	448,960
Shopify, Inc. (Class A Stock)*(a)	4,539	628,425
Suncor Energy, Inc.	20,444	571,000
Toronto-Dominion Bank (The)	11,129	553,189

		3,813,192

China — 7.4%
Alibaba Group Holding Ltd., ADR*(a)	14,605	2,001,907
Baidu, Inc., ADR*	1,084	171,922
China Merchants Bank Co. Ltd. (Class H Stock)	122,500	449,541
Kweichow Moutai Co. Ltd. (Class A Stock)	4,444	382,270
NetEase, Inc., ADR	1,507	354,703
Tencent Holdings Ltd.	46,778	1,872,343

		5,232,686

Denmark — 2.1%
Coloplast A/S (Class B Stock)	4,578	425,721
Novozymes A/S (Class B Stock)	11,229	502,943
Orsted A/S, 144A	7,749	519,281

		1,447,945

France — 13.6%
Air Liquide SA	1,602	199,378
Airbus SE	5,166	498,114
Arkema SA	4,016	345,497
Capgemini SE	4,515	450,266
Dassault Systemes SE	6,639	790,212
Kering SA	798	376,297
L’Oreal SA	5,069	1,171,114
LVMH Moet Hennessy Louis Vuitton SE	4,877	1,445,524
Pernod Ricard SA	6,378	1,047,646

COMMON STOCKS (continued)	Shares	Value
France (continued)
Remy Cointreau SA	4,043	$458,440
Safran SA	11,383	1,376,268
Schneider Electric SE	3,344	229,759
SPIE SA	11,330	150,632
TOTAL SA	16,699	883,676
Valeo SA	3,989	116,908

		9,539,731

Germany — 6.1%
Brenntag AG	5,073	220,155
Continental AG	1,617	225,227
CTS Eventim AG & Co. KGaA	7,878	294,770
Deutsche Boerse AG	1,417	170,933
Gerresheimer AG	4,198	276,523
Infineon Technologies AG	42,140	843,749
Rational AG	480	273,731
SAP SE	4,480	448,531
SAP SE, ADR(a)	2,668	265,600
Scout24 AG, 144A	5,698	263,216
Wirecard AG	6,648	1,021,889

		4,304,324

Hong Kong — 2.6%
AIA Group Ltd.	132,200	1,096,196
Techtronic Industries Co. Ltd.	133,404	710,677

		1,806,873

India — 2.5%
HDFC Bank Ltd., ADR	11,837	1,226,195
Maruti Suzuki India Ltd.	5,088	544,415

		1,770,610

Ireland — 1.8%
AerCap Holdings NV*	9,833	389,387
CRH PLC	8,113	214,720
Kerry Group PLC (Class A Stock)	2,356	233,850
Kingspan Group PLC	9,782	420,366

		1,258,323

Israel — 0.8%
Check Point Software Technologies Ltd.*(a)	4,261	437,392
Tower Semiconductor Ltd.*	8,300	122,342

		559,734

Italy — 2.4%
Brunello Cucinelli SpA	19,454	671,922
Ferrari NV	6,077	606,655
PRADA SpA	117,196	386,572

		1,665,149

Japan — 9.7%
Bridgestone Corp.	8,500	327,226
Daikin Industries Ltd.	7,400	785,599
Hoya Corp.	2,400	144,484
Kao Corp.	5,100	378,556
Keyence Corp.	3,660	1,852,169
Kose Corp.	2,500	391,507

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Nitori Holdings Co. Ltd.	2,800	$350,158
Omron Corp.	4,100	148,818
ORIX Corp.	29,600	431,098
Sanwa Holdings Corp.	21,100	239,608
Shionogi & Co. Ltd.	6,600	377,484
Shiseido Co. Ltd.(a)	7,100	444,388
SMC Corp.	1,250	377,271
Suzuki Motor Corp.	6,300	318,331
Toyota Motor Corp.	4,700	272,842

		6,839,539

Luxembourg — 0.3%
Tenaris SA	17,289	187,037

Macau — 0.5%
Galaxy Entertainment Group Ltd.	58,000	365,737

Netherlands — 4.8%
Adyen NV, 144A*	1,381	756,100
ASML Holding NV	6,434	1,015,240
Heineken NV	4,458	394,886
Koninklijke Philips NV	14,526	514,967
NXP Semiconductors NV	2,919	213,904
Royal Dutch Shell PLC (Class A Stock)	16,175	477,596

		3,372,693

Portugal — 0.3%
Galp Energia SGPS SA	13,100	207,440

Singapore — 0.5%
DBS Group Holdings Ltd.	21,400	371,479

South Africa — 0.3%
Bid Corp. Ltd.	10,419	191,896

Spain — 1.4%
ACS Actividades de Construccion y Servicios SA	11,845	459,748
Amadeus IT Group SA	7,331	511,818

		971,566

Sweden — 1.9%
Atlas Copco AB (Class A Stock)	11,420	272,404
Hexagon AB (Class B Stock)	15,861	733,724
Swedbank AB (Class A Stock)	14,337	321,000

		1,327,128

Switzerland — 10.3%
Cie Financiere Richemont SA	3,194	206,643
Geberit AG	811	316,536
Givaudan SA	486	1,127,553
Julius Baer Group Ltd.*	6,629	237,085
Lonza Group AG*	2,454	640,468
Novartis AG	13,798	1,183,954
Partners Group Holding AG	1,094	663,947
Roche Holding AG	1,875	466,525
SGS SA	129	291,284
SIG Combibloc Group AG*	17,614	188,221
Sika AG	981	124,922
Sonova Holding AG	2,284	376,012
Straumann Holding AG	1,202	760,982

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Temenos AG*	3,221	$388,717
UBS Group AG*	20,834	259,999

		7,232,848

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	84,000	615,334

United Kingdom — 10.7%
Ashtead Group PLC	19,063	398,664
AstraZeneca PLC	9,755	731,729
Bunzl PLC	17,209	520,314
Compass Group PLC	44,296	932,413
DCC PLC	2,760	210,932
Experian PLC	20,969	509,462
Fevertree Drinks PLC	5,477	153,872
IMI PLC	13,013	156,813
London Stock Exchange Group PLC	11,279	584,969
Prudential PLC	16,325	292,396
Reckitt Benckiser Group PLC	4,321	331,571
RELX PLC	44,997	928,153
Rentokil Initial PLC	44,452	191,410
Segro PLC, REIT	42,737	321,183
Spectris PLC	6,033	175,701
St. James’s Place PLC	90,847	1,095,437

		7,535,019

United States — 4.0%
Albemarle Corp.(a)	2,427	187,049
Aon PLC	2,272	330,258
Core Laboratories NV	2,183	130,238
Ferguson PLC	9,985	639,818
Lululemon Athletica, Inc.*	6,495	789,857
Samsonite International SA, 144A*	121,092	345,037
Sensata Technologies Holding PLC*	9,314	417,640

		2,839,897

TOTAL COMMON STOCKS (cost $58,346,679)		67,341,033

PREFERRED STOCKS — 1.3%
Germany
Henkel AG & Co. KGaA (PRFC)	2,639	289,015
Sartorius AG (PRFC)	4,914	616,292

TOTAL PREFERRED STOCKS (cost $642,888)		905,307

TOTAL LONG-TERM INVESTMENTS (cost $58,989,567)		68,246,340

SHORT-TERM INVESTMENTS — 8.2%
AFFILIATED MUTUAL FUNDS — 7.3%
PGIM Core Ultra Short Bond Fund(w)	940,237	940,237
PGIM Institutional Money Market Fund (cost $4,201,403; includes $4,193,135 of cash collateral for securities on loan)(b)(w)	4,201,802	4,201,382

TOTAL AFFILIATED MUTUAL FUNDS (cost $5,141,640)		5,141,619

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Shares	Value
UNAFFILIATED FUND — 0.9%
BlackRock Liquidity Funds FedFund Portfolio (cost $582,870)	582,870	$582,870

TOTAL SHORT-TERM INVESTMENTS (cost $5,724,510)		5,724,489

TOTAL INVESTMENTS — 105.3% (cost $64,714,077)		73,970,829
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.3)%		(3,718,361)

NET ASSETS — 100.0%		$70,252,468

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PRFC	Preference Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,091,580; cash collateral of $4,193,135 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$317,449	$—	$—
Australia	—	2,421,713	—
Austria	—	395,881	—
Belgium	—	749,810	—
Canada	3,813,192	—	—
China	2,528,532	2,704,154	—
Denmark	—	1,447,945	—
France	—	9,539,731	—
Germany	265,600	4,038,724	—
Hong Kong	—	1,806,873	—
India	1,226,195	544,415	—
Ireland	389,387	868,936	—
Israel	559,734	—	—
Italy	—	1,665,149	—
Japan	—	6,839,539	—
Luxembourg	—	187,037	—
Macau	—	365,737	—
Netherlands	213,904	3,158,789	—
Portugal	—	207,440	—
Singapore	—	371,479	—
South Africa	—	191,896	—
Spain	—	971,566	—
Sweden	—	1,327,128	—
Switzerland	—	7,232,848	—
Taiwan	—	615,334	—
United Kingdom	—	7,535,019	—

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
United States	$1,855,042	$984,855	$—
Preferred Stocks
Germany	—	905,307	—
Affiliated Mutual Funds	5,141,619	—	—
Unaffiliated Fund	582,870	—	—

Total	$16,893,524	$57,077,305	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (6.0% represents investments purchased with collateral from securities on loan)	7.3%
Textiles, Apparel & Luxury Goods	6.0
Banks	5.8
Capital Markets	5.6
IT Services	4.8
Health Care Equipment & Supplies	4.8
Electronic Equipment, Instruments & Components	4.1
Semiconductors & Semiconductor Equipment	4.0
Pharmaceuticals	3.9
Chemicals	3.5
Beverages	3.4
Personal Products	3.4
Software	3.3
Internet & Direct Marketing Retail	3.3
Interactive Media & Services	3.3
Trading Companies & Distributors	3.1
Oil, Gas & Consumable Fuels	3.1
Insurance	2.7
Aerospace & Defense	2.7
Automobiles	2.6
Building Products	2.5
Professional Services	2.4
Hotels, Restaurants & Leisure	2.1
Machinery	1.5
Life Sciences Tools & Services	1.3
Household Durables	1.0

Auto Components	1.0%
Entertainment	0.9
Electrical Equipment	0.9
Household Products	0.9
Unaffiliated Fund	0.9
Road & Rail	0.8
Electric Utilities	0.8
Biotechnology	0.7
Food & Staples Retailing	0.7
Construction & Engineering	0.7
Metals & Mining	0.7
Wireless Telecommunication Services	0.7
Diversified Financial Services	0.6
Specialty Retail	0.5
Commercial Services & Supplies	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Energy Equipment & Services	0.5
Multiline Retail	0.3
Food Products	0.3
Construction Materials	0.3
Industrial Conglomerates	0.3
Containers & Packaging	0.3

105.3
Liabilities in excess of other assets	(5.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$4,091,580	$(4,091,580)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $4,091,580:
Unaffiliated investments (cost $59,572,437)	$68,829,210
Affiliated investments (cost $5,141,640)	5,141,619
Cash	1,478
Foreign currency, at value (cost $23,193)	23,391
Tax reclaim receivable	455,344
Receivable for investments sold	344,771
Dividends and interest receivable	26,516
Receivable for Portfolio shares sold	14,124
Receivable from affiliate	7,848
Prepaid expenses	1,030

Total Assets	74,845,331

LIABILITIES
Payable to broker for collateral for securities on loan	4,193,135
Payable to affiliate	175,000
Accrued expenses and other liabilities	116,108
Payable for investments purchased	58,571
Management fee payable	37,714
Payable for Portfolio shares repurchased	11,313
Affiliated transfer agent fee payable	980
Distribution fee payable	26
Administration fee payable	16

Total Liabilities	4,592,863

NET ASSETS	$70,252,468

Net assets were comprised of:
Partners Equity	$70,252,468

Class I:
Net asset value and redemption price per share, $70,133,996 / 10,011,326 outstanding shares of beneficial interest	$7.01

Class II:
Net asset value and redemption price per share, $118,472 / 17,500 outstanding shares of beneficial interest	$6.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $165,203, of which $12,225 is reimbursable by an affiliate)	$1,463,554
Income from securities lending, net (including affiliated income of $14,010)	25,158
Affiliated dividend income.	23,495

Total income	1,512,207

EXPENSES
Management fee	696,828
Distribution fee—Class II	360
Administration fee—Class II	216
Custodian and accounting fees	152,766
Shareholders’ reports	37,342
Audit fee	30,300
Legal fees and expenses	10,826
Trustees’ fees	10,706
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,681
Miscellaneous	34,991

Total expenses	985,016
Less: Fee waivers and/or expense reimbursement	(156,443)

Net expenses	828,573

NET INVESTMENT INCOME (LOSS)	683,634

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(268))	3,660,595
Foreign currency transactions	5,161

3,665,756

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $379) (net of change in foreign capital gains taxes $34,291)	(14,942,732)
Foreign currencies.	1,350

(14,941,382)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(11,275,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,591,992)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$683,634	$506,261
Net realized gain (loss) on investment and foreign currency transactions	3,665,756	4,282,697
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(14,941,382)	17,945,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,591,992)	22,734,869

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	5,226,397	5,559,010
Portfolio shares repurchased	(8,903,625)	(8,075,448)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(3,677,228)	(2,516,438)

CAPITAL CONTRIBUTIONS	87,325	—

TOTAL INCREASE (DECREASE)	(14,181,895)	20,218,431
NET ASSETS:
Beginning of year	84,434,363	64,215,932

End of year	$70,252,468	$84,434,363

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the SP International Growth Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

The investment objective of the Portfolio is long-term growth of capital.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in

B1

accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements:    The Series Fund, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC

B2

derivatives.Amaster netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.
Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudental as referenced in Note 3. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B3

2.	Agreements

The Series Fund, on behalf of the Portfolio, has a management agreement with PGIM Investments. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the Subadviser’s performance of such services. The Manager has entered into separate subadvisory agreements with each of Jennison Associates LLC (“Jennison”), Neuberger Berman Investment Advisors, LLC and William Blair & Company LLC (collectively, the “Subadvisers”), under which the Subadvisers provide investment advisory services for the Portfolio. The Manager pays for the services of the Subadvisers, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.85% of the Portfolio’s average daily net assets. PGIM Investments has contractually agreed through June 30, 2019 to waive a portion of its management fee equal to an annual rate of 0.011% of the average daily net assets of the Portfolio. All amounts paid or payable by the Portfolio to the Manager, under the agreement, are reflected in the Statement of Operations.

PGIM Investments has contractually agreed through June 30, 2019 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Portfolio to 1.01% of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The effective management fee rate net of waivers and/or expense reimbursements was 0.66% for the year ended December 31, 2018.

The Series Fund, on behalf of the Portfolio, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolio, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was $4,222.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds,PGIM Investments

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and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolio’s “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet

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reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

2018 Withholding Tax
SP International Growth Portfolio	$12,225

The following amount has been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

2018 Payments
SP International Growth Portfolio	$182,560

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
SP International Growth Portfolio	$41,949	$45,376

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended December 31, 2018, no such transactions were entered into by the Portfolio.

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were $29,536,730 and $32,822,033, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$784,496	$15,124,430	$14,968,689	$—	$—	$940,237	940,237	$23,495
PGIM Institutional Money Market Fund*
7,771,541	35,823,332	39,393,602	379	(268)	4,201,382	4,201,802	14,010	**

$8,556,037	$50,947,762	$54,362,291	$379	$(268)	$5,141,619		$37,505

*	The Fund did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

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5.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6.	Borrowings

The Series Fund, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio did not utilize the SCA during the year ended December 31, 2018.

7.	Capital and Ownership

The Portfolio offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. As of December 31, 2018, the Portfolio has Class II shares outstanding. The separate accounts invest in shares of the Portfolio through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Portfolio to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

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As of December 31, 2018, all shares of the Portfolio were owned of record by the following affiliates of the Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
SP International Growth Portfolio	5	97	97

Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	650,361	$5,226,397
Portfolio shares repurchased	(1,104,289)	(8,893,515)
Capital contributions	—	87,174

Net increase (decrease) in shares outstanding	(453,928)	$(3,579,944)

Year ended December 31, 2017:
Portfolio shares sold	766,642	$5,559,009
Portfolio shares repurchased	(1,106,799)	(7,861,924)

Net increase (decrease) in shares outstanding	(340,157)	$(2,302,915)

Class II:
Year ended December 31, 2018:
Portfolio shares repurchased	(1,392)	$(10,110)
Capital contributions	—	151

Net increase (decrease) in shares outstanding	(1,392)	$(9,959)

Year ended December 31, 2017:
Portfolio shares sold	—	$1
Portfolio shares repurchased	(29,041)	(213,524)

Net increase (decrease) in shares outstanding	(29,041)	$(213,523)

8.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets and Foreign Securities Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’ holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

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Liquidity Risk:    The Portfolio may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.05		$5.92	$6.14		$5.94	$6.30

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07		0.05	0.05		0.03	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.12)		2.08	(0.28)		0.17	(0.39)

Total from investment operations	(1.05)		2.13	(0.23)		0.20	(0.36)

Capital Contributions	0.01	(b)	—	0.01	(c)	—	—

Net Asset Value, end of year	$7.01		$8.05	$5.92		$6.14	$5.94

Total Return(d)	(12.92	)%(e)	35.98%	(3.58	)%(f)	3.37%	(5.71)%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$70.1		$84.3	$63.9		$71.5	$74.5
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.01%		1.01%	1.03%		1.22%	1.23%
Expenses before waivers and/or expense reimbursement	1.20%		1.34%	1.25%		1.23%	1.24%
Net investment income (loss)	0.83%		0.67%	0.80%		0.51%	0.55%
Portfolio turnover rate(h)	37%		45%	57%		48%	55%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$7.81		$5.76	$6.01		$5.83	$6.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03		0.03	0.04		0.01	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)		2.02	(0.30)		0.17	(0.39)

Total from investment operations	(1.05)		2.05	(0.26)		0.18	(0.38)

Capital Contributions	0.01	(b)	—	0.01	(c)	—	—

Net Asset Value, end of year	$6.77		$7.81	$5.76		$6.01	$5.83

Total Return(d)	(13.32	)%(e)	35.59%	(4.16	)%(f)	3.09%	(6.12)%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$0.1		$0.1	$0.3		$6.1	$6.9
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.41%		1.41%	1.43%		1.62%	1.63%
Expenses before waivers and/or expense reimbursement	1.60%		1.72%	1.65%		1.63%	1.64%
Net investment income (loss)	0.44%		0.39%	0.61%		0.13%	0.17%
Portfolio turnover rate(h)	37%		45%	57%		48%	55%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.74)% and (4.33)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF SP INTERNATIONAL GROWTH PORTFOLIO

AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SP International Growth Portfolio (the Portfolio), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

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Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund will file with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

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The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-SP INTL GROWTH

The Prudential Series Fund

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

SP Prudential U.S. Emerging Growth Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-7.84%	4.71%	12.68%
Portfolio: Class II	-8.17	4.30	12.21
Russell Midcap® Growth Index	-4.75	7.42	15.12
S&P Midcap 400 Index	-11.08	6.03	13.68

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2018, the SP Prudential U.S. Emerging Growth Portfolio Class I shares returned -7.84% and Class II shares returned -8.17%. The Portfolio’s Class I & II shares underperformed the Russell Midcap Growth Index and outperformed the S&P Midcap 400 Index.

The Portfolio’s investment objective is long-term capital appreciation.

What were market conditions during the reporting period?

As 2018 began, global gross domestic product growth was accelerating, the labor market was continuing to strengthen, and lower US corporate tax rates were taking effect, helping to boost wages and capital spending. A sell-off in the fourth quarter reflected mounting investor concerns about a range of issues. These worries included the pace of US interest rate increases and the effect on US economic growth, decelerating expansion among non-US economies, the state of US trade alliances with major trading partners — most notably the rising risk of a trade war with China — and discord and uncertainties about domestic policy, which culminated in a partial US government shutdown as the year drew to a close.

The Russell Midcap Growth Index (the Index) finished the year with a -4.75% return. The materials, energy, and financials sectors lost the most ground, while utilities, consumer staples, information technology (IT), and health care posted gains.

What strategies or holdings affected the Portfolio’s performance?

The financials sector was the largest source of relative weakness in 2018, as positions in capital markets, consumer finance, and banks underperformed the Index. Affiliated Managers Group, Inc. was the largest detractor from performance during the year. It reported mixed financial results during the period, with good earnings but a surprisingly large amount of outflows. While Jennison Associates is disappointed in the lack of growth, it still thinks the company can accelerate earnings given healthy markets and return of capital to shareholders.

Energy also detracted from relative results during the period. Shares of Noble Energy, Inc. declined along with its broader peer group after fears of declining demand (due to a potential global economic slowdown) drove West Texas Intermediate crude oil prices down 38% in the fourth quarter. With prospects for growth in the Middle East, efficient use of capital and prudent cost management, Jennison believes Noble Energy could benefit over the medium- to long-term given its inexpensive valuation relative to peers. Jennison also likes its highly visible stream of production growth due to a combination of strong international and US assets, along with a clean balance sheet.

In the IT sector, two software positions contributed to performance. Red Hat, Inc., the market-leading vendor of Linux, an open-source computer operating system, benefited from several secular trends during the period, including a shift from UNIX to Linux, open-source virtualization and middleware, and cloud computing. The stock advanced sharply in October after IBM announced plans to buy Red Hat.

ServiceNow, Inc. is a leader in software as a service (SaaS)-based IT service management. The company reported strong results during the period, driven by growth in revenue, subscriptions, and billings. Jennison still believes there is tremendous growth potential, as the company executed exceptionally well in penetrating new customers, upselling existing customers, and in driving new product innovation and penetration during the period. These gains weren’t enough to overcome losses in other holdings, and ultimately the IT sector detracted from relative performance over the course of the year.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Flex Ltd. was a notable detractor during the year. It delivers design, engineering, manufacturing, and supply chain insight and logistics to manufacturers. Earnings were disappointing during the period, as its relationship with Nike did not turn profitable as expected. Flex was eliminated from the Portfolio during the period.

Health care was the largest contributor to relative gains, led by Illumina, Inc. and Zoetis, Inc. In Jennison’s view, Illumina’s business goal is to build demand for its next-generation gene-sequencing technology, new product cycles, and untapped end markets beyond academic research, including noninvasive prenatal testing, oncology, and reproductive and genetic health. A dramatic rise in the company’s genotyping services during the period reflected increased consumer interest in family genetics. Additional growth is expected from nascent large-scale national population sequencing projects. The stock’s advance during the period reflected demand for its proprietary Novaseq gene-sequencer.

Zoetis is a pharmaceutical company for animal health medicines and vaccines for livestock and companion animals. Earnings were strong during the period, with US livestock a key driver of upside growth. Sales outside the US were also impressive, reflecting secular tailwinds for both the protein market and companion animals.

Consumer staples was another sector that contributed to relative performance, driven primarily by gains in Church and Dwight, which develops, manufactures, and markets household, personal care, and specialty products. The company reported strong organic revenue growth and accelerating sales for a fifth straight quarter. Jennison continues to like its leading position in niche categories, which enables it to raise prices without losing market share.

In terms of positioning, Jennison is generally more bullish on health care, technology, and consumer stocks, and cautious on cyclical sectors like industrials, materials, and financial stocks. Jennison will continue to carefully evaluate the fundamental outlooks of the holdings and make adjustments as necessary and as the overall market environment evolves.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

2

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2018

SP Prudential U.S. Emerging Growth Portfolio
Five Largest Holdings	(% of Net Assets	)
ServiceNow, Inc.	2.5%
SBA Communications Corp.	2.4%
Roper Technologies, Inc.	2.2%
Fidelity National Information Services, Inc.	2.0%
Worldpay, Inc. (Class A Stock)	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

SP Prudential US Emerging Growth (Class I)	Actual	$1,000.00	$893.20	0.68%	$3.24
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

SP Prudential US Emerging Growth (Class II)	Actual	$1,000.00	$891.40	1.08%	$5.15
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 95.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.1%
Hexcel Corp.	41,407	$2,374,277

Auto Components — 0.7%
Aptiv PLC	25,149	1,548,424

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	20,928	2,037,550
BioMarin Pharmaceutical, Inc.*	28,617	2,436,738

		4,474,288

Capital Markets — 3.6%
Affiliated Managers Group, Inc.	20,775	2,024,316
Moody’s Corp.(a)	18,368	2,572,255
TD Ameritrade Holding Corp.	66,590	3,260,246

		7,856,817

Chemicals — 2.3%
Albemarle Corp.(a)	28,099	2,165,590
FMC Corp.	38,228	2,827,343

		4,992,933

Commercial Services & Supplies — 1.7%
Cintas Corp.	14,371	2,414,184
Stericycle, Inc.*	36,214	1,328,692

		3,742,876

Communications Equipment — 1.8%
Palo Alto Networks, Inc.*	19,993	3,765,682

Construction & Engineering — 1.1%
Quanta Services, Inc.	81,509	2,453,421

Construction Materials — 1.0%
Vulcan Materials Co.	22,381	2,211,243

Consumer Finance — 1.3%
SLM Corp.*	337,284	2,802,830

Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc.*	20,964	2,336,438

Electrical Equipment — 1.8%
AMETEK, Inc.	58,735	3,976,359

Electronic Equipment, Instruments & Components — 3.2%
Amphenol Corp. (Class A Stock)	41,348	3,350,015
CDW Corp.	42,350	3,432,467

		6,782,482

Entertainment — 1.0%
Take-Two Interactive Software, Inc.*	21,708	2,234,622

Equity Real Estate Investment Trusts (REITs) — 3.5%
Equinix, Inc.	7,030	2,478,497
SBA Communications Corp.*	31,648	5,123,495

		7,601,992

Food Products — 1.5%
Lamb Weston Holdings, Inc.	25,767	1,895,421
McCormick & Co., Inc.(a)	9,075	1,263,603

		3,159,024

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 4.7%
Edwards Lifesciences Corp.*	27,253	$4,174,342
Hill-Rom Holdings, Inc.	34,444	3,050,016
Teleflex, Inc.	10,822	2,797,271

		10,021,629

Health Care Providers & Services — 2.4%
Centene Corp.*	34,377	3,963,668
Premier, Inc. (Class A Stock)*	30,413	1,135,926

		5,099,594

Hotels, Restaurants & Leisure — 5.4%
Aramark	76,754	2,223,563
Dunkin’ Brands Group, Inc.(a)	26,044	1,669,941
Hilton Worldwide Holdings, Inc.	50,246	3,607,663
Norwegian Cruise Line Holdings Ltd.*	40,597	1,720,907
Vail Resorts, Inc.	11,546	2,434,128

		11,656,202

Household Products — 2.1%
Church & Dwight Co., Inc.	42,843	2,817,355
Clorox Co. (The)	10,963	1,689,837

		4,507,192

Industrial Conglomerates — 2.2%
Roper Technologies, Inc.	17,951	4,784,301

Internet & Direct Marketing Retail — 0.7%
GrubHub, Inc.*(a)	19,667	1,510,622

IT Services — 7.9%
Fidelity National Information Services, Inc.	43,099	4,419,802
FleetCor Technologies, Inc.*	17,046	3,165,783
Global Payments, Inc.	39,414	4,064,766
Shopify, Inc. (Canada) (Class A Stock)*(a)	8,123	1,124,629
Worldpay, Inc. (Class A Stock)*	56,455	4,314,856

		17,089,836

Life Sciences Tools & Services — 3.3%
Illumina, Inc.*	6,654	1,995,734
IQVIA Holdings, Inc.*	21,045	2,444,798
Mettler-Toledo International, Inc.*	1,888	1,067,815
PRA Health Sciences, Inc.*	16,778	1,542,905

		7,051,252

Machinery — 1.9%
Fortive Corp.	37,450	2,533,867
IDEX Corp.	11,744	1,482,797

		4,016,664

Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Starwood Property Trust, Inc.	126,425	2,491,837

Multiline Retail — 1.7%
Dollar General Corp.	33,397	3,609,548

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 1.6%
Noble Energy, Inc.	110,483	$2,072,661
Targa Resources Corp.	39,588	1,425,960

		3,498,621

Pharmaceuticals — 1.5%
Catalent, Inc.*	45,074	1,405,407
Zoetis, Inc.	21,035	1,799,334

		3,204,741

Professional Services — 3.7%
CoStar Group, Inc.*	7,926	2,673,757
IHS Markit Ltd.*	73,674	3,534,141
Verisk Analytics, Inc.*	16,496	1,798,724

		8,006,622

Real Estate Management & Development — 2.6%
CBRE Group, Inc. (Class A Stock)*	87,895	3,519,316
Howard Hughes Corp. (The)*	21,296	2,078,915

		5,598,231

Road & Rail — 0.7%
J.B. Hunt Transport Services, Inc.	16,799	1,562,979

Semiconductors & Semiconductor Equipment — 6.3%
Analog Devices, Inc.	44,002	3,776,692
Lam Research Corp.	7,928	1,079,556
Marvell Technology Group Ltd.	255,102	4,130,101
Microchip Technology, Inc.(a)	34,484	2,480,089
Universal Display Corp.(a)	22,137	2,071,359

		13,537,797

Software — 9.5%
Coupa Software, Inc.*	15,754	990,296
Guidewire Software, Inc.*	31,805	2,551,715
HubSpot, Inc.*(a)	11,232	1,412,199
Paycom Software, Inc.*(a)	9,493	1,162,418
Proofpoint, Inc.*	20,118	1,686,090
Red Hat, Inc.*	18,904	3,320,299
ServiceNow, Inc.*(a)	29,950	5,332,597
Splunk, Inc.*	38,542	4,041,129

		20,496,743

Specialty Retail — 6.4%
Advance Auto Parts, Inc.	25,543	4,022,001

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Burlington Stores, Inc.*	19,654	$3,197,116
Ross Stores, Inc.	39,141	3,256,531
Ulta Beauty, Inc.*	13,504	3,306,319

		13,781,967

Textiles, Apparel & Luxury Goods — 0.7%
PVH Corp.	15,128	1,406,148

TOTAL LONG-TERM INVESTMENTS (cost $165,270,910)		205,246,234

SHORT-TERM INVESTMENTS — 14.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	11,121,333	11,121,333
PGIM Institutional Money Market Fund (cost $19,740,575; includes $19,703,086 of cash collateral for securities on loan)(b)(w)	19,742,849	19,740,874

TOTAL SHORT-TERM INVESTMENTS (cost $30,861,908)		30,862,207

TOTAL INVESTMENTS — 109.6% (cost $196,132,818)		236,108,441
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.6)%		(20,775,193)

NET ASSETS — 100.0%		$215,333,248

The following abbreviations are used in the annual report:

LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,398,604; cash collateral of $19,703,086 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$2,374,277	$—	$—
Auto Components	1,548,424	—	—
Biotechnology	4,474,288	—	—
Capital Markets	7,856,817	—	—
Chemicals	4,992,933	—	—
Commercial Services & Supplies	3,742,876	—	—
Communications Equipment	3,765,682	—	—
Construction & Engineering	2,453,421	—	—
Construction Materials	2,211,243	—	—
Consumer Finance	2,802,830	—	—
Diversified Consumer Services	2,336,438	—	—
Electrical Equipment	3,976,359	—	—
Electronic Equipment, Instruments & Components	6,782,482	—	—
Entertainment	2,234,622	—	—
Equity Real Estate Investment Trusts (REITs)	7,601,992	—	—
Food Products	3,159,024	—	—
Health Care Equipment & Supplies	10,021,629	—	—
Health Care Providers & Services	5,099,594	—	—
Hotels, Restaurants & Leisure	11,656,202	—	—
Household Products	4,507,192	—	—
Industrial Conglomerates	4,784,301	—	—
Internet & Direct Marketing Retail	1,510,622	—	—
IT Services	17,089,836	—	—
Life Sciences Tools & Services	7,051,252	—	—
Machinery	4,016,664	—	—
Mortgage Real Estate Investment Trusts (REITs)	2,491,837	—	—
Multiline Retail	3,609,548	—	—
Oil, Gas & Consumable Fuels	3,498,621	—	—
Pharmaceuticals	3,204,741	—	—
Professional Services	8,006,622	—	—
Real Estate Management & Development	5,598,231	—	—
Road & Rail	1,562,979	—	—
Semiconductors & Semiconductor Equipment	13,537,797	—	—
Software	20,496,743	—	—
Specialty Retail	13,781,967	—	—
Textiles, Apparel & Luxury Goods	1,406,148	—	—
Affiliated Mutual Funds	30,862,207	—	—

Total	$236,108,441	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (9.2% represents investments purchased with collateral from securities on loan)	14.3%
Software	9.5
IT Services	7.9
Specialty Retail	6.4
Semiconductors & Semiconductor Equipment	6.3
Hotels, Restaurants & Leisure	5.4
Health Care Equipment & Supplies	4.7
Professional Services	3.7
Capital Markets	3.6
Equity Real Estate Investment Trusts (REITs)	3.5
Life Sciences Tools & Services	3.3
Electronic Equipment, Instruments & Components	3.2
Real Estate Management & Development	2.6

Health Care Providers & Services	2.4%
Chemicals	2.3
Industrial Conglomerates	2.2
Household Products	2.1
Biotechnology	2.1
Machinery	1.9
Electrical Equipment	1.8
Communications Equipment	1.8
Commercial Services & Supplies	1.7
Multiline Retail	1.7
Oil, Gas & Consumable Fuels	1.6
Pharmaceuticals	1.5
Food Products	1.5
Consumer Finance	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry Classification (continued):
Mortgage Real Estate Investment Trusts (REITs)	1.2%
Construction & Engineering	1.1
Aerospace & Defense	1.1
Diversified Consumer Services	1.1
Entertainment	1.0
Construction Materials	1.0
Road & Rail	0.7
Auto Components	0.7

Internet & Direct Marketing Retail	0.7%
Textiles, Apparel & Luxury Goods	0.7

109.6
Liabilities in excess of other assets	(9.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$19,398,604	$(19,398,604)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $19,398,604:
Unaffiliated investments (cost $165,270,910)	$205,246,234
Affiliated investments (cost $30,861,908)	30,862,207
Dividends receivable	140,368
Receivable for Portfolio shares sold	21,449
Tax reclaim receivable	4,398
Prepaid expenses	2,008

Total Assets	236,276,664

LIABILITIES
Payable to broker for collateral for securities on loan	19,703,086
Payable for investments purchased	994,350
Management fee payable	112,702
Accrued expenses and other liabilities	108,105
Payable for Portfolio shares repurchased	19,609
Payable to affiliate	4,398
Affiliated transfer agent fee payable	980
Distribution fee payable	116
Administration fee payable	70

Total Liabilities	20,943,416

NET ASSETS	$215,333,248

Net assets were comprised of:
Partners Equity	$215,333,248

Class I:
Net asset value and redemption price per share, $214,806,932 / 15,764,996 outstanding shares of beneficial interest	$13.63

Class II:
Net asset value and redemption price per share, $526,316 / 41,097 outstanding shares of beneficial interest	$12.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $9 foreign withholding tax)	$1,872,158
Affiliated dividend income	139,739
Income from securities lending, net (including affiliated income of $46,188)	56,584

Total income	2,068,481

EXPENSES
Management fee	1,492,631
Distribution fee—Class II	1,467
Administration fee—Class II	880
Shareholders’ reports	63,859
Custodian and accounting fees	53,145
Audit fee	27,700
Trustees’ fees	12,021
Legal fees and expenses	11,227
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,680
Miscellaneous	15,261

Total expenses	1,688,871

NET INVESTMENT INCOME (LOSS)	379,610

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(1,813))	16,268,452

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,029)	(34,364,908)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(18,096,456)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,716,846)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$379,610	$428,873
Net realized gain (loss) on investment transactions	16,268,452	22,605,268
Net change in unrealized appreciation (depreciation) on investments	(34,364,908)	24,449,624

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,716,846)	47,483,765

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	8,022,446	6,208,440
Portfolio shares repurchased	(25,384,122)	(21,736,799)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(17,361,676)	(15,528,359)

CAPITAL CONTRIBUTIONS	11,284	—

TOTAL INCREASE (DECREASE)	(35,067,238)	31,955,406
NET ASSETS:
Beginning of year	250,400,486	218,445,080

End of year	$215,333,248	$250,400,486

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the SP Prudential U.S. Emerging Growth Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

The investment objective of the Portfolio is long-term capital appreciation.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in

B1

accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Series Fund, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the

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Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudental as referenced in Note 3. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Series Fund, on behalf of the Portfolio, has a management agreement with PGIM Investments. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the Subadviser’s performance of such services. The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory

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services for the Portfolio. The Manager pays for the services of the Subadviser, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Portfolio’s average daily net assets. All amounts paid or payable by the Portfolio to the Manager, under the agreement, are reflected in the Statement of Operations.

The Series Fund, on behalf of the Portfolio, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolio, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was $10,752.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolio’s “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status,

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the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amount has been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

2018 Payments
SP Prudential U.S. Emerging Growth Portfolio	$4,398

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The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
SP Prudential U.S. Emerging Growth Portfolio	$2,128	$9,156

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended December 31, 2018, no such transactions were entered into by the Portfolio.

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were $104,125,551 and $122,837,133, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,804,851	$58,488,622	$55,172,140	$—	$—	$11,121,333	11,121,333	$139,739
PGIM Institutional Money Market Fund*
23,453,443	137,134,303	140,846,088	1,029	(1,813)	19,740,874	19,742,849	46,188	**

$31,258,294	$195,622,925	$196,018,228	$1,029	$(1,813)	$30,862,207		$185,927

*	The Fund did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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6.	Borrowings

The Series Fund, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio did not utilize the SCA during the year ended December 31, 2018.

7.	Capital and Ownership

The Portfolio offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. As of December 31, 2018, the Portfolio has Class II shares outstanding. The separate accounts invest in shares of the Portfolio through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Portfolio to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2018, all of Class I shares of the Portfolio were owned of record by the following affiliates of the Manager: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
SP Prudential U.S. Emerging Growth Portfolio	3	97	97

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Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	526,326	$7,945,032
Portfolio shares repurchased	(1,659,004)	(25,324,498)
Capital contributions	—	11,256

Net increase (decrease) in shares outstanding	(1,132,678)	$(17,368,210)

Year ended December 31, 2017:
Portfolio shares sold	455,822	$6,194,368
Portfolio shares repurchased	(1,580,585)	(21,354,271)

Net increase (decrease) in shares outstanding	(1,124,763)	$(15,159,903)

Class II:
Year ended December 31, 2018:
Portfolio shares sold	5,372	$77,414
Portfolio shares repurchased	(4,223)	(59,624)
Capital contributions	—	28

Net increase (decrease) in shares outstanding	1,149	$17,818

Year ended December 31, 2017:
Portfolio shares sold	1,096	$14,072
Portfolio shares repurchased	(28,884)	(382,528)

Net increase (decrease) in shares outstanding	(27,788)	$(368,456)

8.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’ holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair

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value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10.	Subsequent Event

On September 12-13, 2018, the Board of Trustees of the Trust approved the replacement of Jennison Associates LLC. as the Subadviser to the SP U.S. Emerging Growth Portfolio with J.P. Morgan Investment Management, Inc. This change became effective on January 28, 2019.

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Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio—Class I
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.79		$12.08	$11.58		$11.86	$10.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02		0.02	0.01		— (b)	0.02
Net realized and unrealized gain (loss) on investment transactions	(1.18)		2.69	0.47		(0.28)	1.01

Total from investment operations	(1.16)		2.71	0.48		(0.28)	1.03

Capital Contributions	—	(b)(c)	—	0.02	(d)	—	—

Net Asset Value, end of year	$13.63		$14.79	$12.08		$11.58	$11.86

Total Return(e)	(7.84	)%(f)	22.43%	4.32	%(g)	(2.36)%	9.51%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$214.8		$249.8	$217.7		$223.3	$249.1
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.68%		0.71%	0.69%		0.67%	0.68%
Expenses before waivers and/or expense reimbursement	0.68%		0.71%	0.69%		0.67%	0.68%
Net investment income (loss)	0.15%		0.18%	0.10%		(0.01)%	0.22%
Portfolio turnover rate(i)	43%		39%	35%		34%	45%

	SP Prudential U.S. Emerging Growth Portfolio—Class II
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.95		$11.44	$11.02		$11.33	$10.38

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)		(0.03)	(0.03)		(0.05)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(1.11)		2.54	0.43		(0.26)	0.97

Total from investment operations	(1.14)		2.51	0.40		(0.31)	0.95

Capital Contributions	—	(b)(c)	—	0.02	(d)	—	—

Net Asset Value, end of year	$12.81		$13.95	$11.44		$11.02	$11.33

Total Return(e)	(8.17	)%(f)	21.94%	3.81	%(g)	(2.74)%	9.15%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$0.5		$0.6	$0.8		$0.8	$1.0
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.08%		1.10%	1.09%		1.07%	1.08%
Expenses before waivers and/or expense reimbursement	1.08%		1.10%	1.09%		1.07%	1.08%
Net investment income (loss)	(0.24)%		(0.22)%	(0.30)%		(0.40)%	(0.19)%
Portfolio turnover rate(i)	43%		39%	35%		34%	45%

(a)	Calculated based on average shares outstanding during the year.

(b)	Less than $0.005 per share.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.15% and 3.63% for Class I and Class II, respectively.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SP Prudential U.S. Emerging Growth Portfolio (the Portfolio), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund will file with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-SP US EM GROWTH

The Prudential Series Fund

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-13.79%	3.80%	11.93%
Russell 2000® Value Index	-12.86	3.61	10.40
Russell 2500™ Index	-10.00	5.15	13.15

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2018, the SP Small Cap Value Portfolio returned -13.79%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2500 Index.

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

Despite a strong start to the year amid solid economic data, a $1.5 trillion tax reform plan, and a favorable earnings season, US equities endured a challenging and volatile year. The Federal Reserve (the Fed) raised interest rates four times in 2018 and communicated an upbeat view of the economic outlook, spurred by strong US labor and inflation data. Despite the strong fundamentals, escalating trade tensions, fears of a global economic slowdown, and populist politics weighed on investor sentiment throughout the year. US equities fell sharply in the fourth quarter, as investor sentiment rapidly deteriorated in the wake of escalating trade and political uncertainty and a delayed response to an earlier sell-off in global rates. The correction created tighter US financial conditions, which had been resilient to earlier Fed rate hikes. US equities saw a temporary reprieve in November due to more accommodative comments from Fed Chairman Jerome Powell and encouraging progress toward China-US trade talks. However, the recovery was short-lived. US equities plunged in December over renewed investor fears sparked by the arrest of a Chinese technology executive, a partial US federal government shutdown, and President Trump’s criticism of Powell. The year’s best-performing sectors were health care, utilities, and information technology, while the worst-performing sectors were energy, materials, and industrials. Overall, small-cap equities underperformed the broader market, with the Russell 2000® Index declining 11.01% and the S&P 500® Index falling 4.38%.

What strategies or holdings affected the Portfolio’s performance?

During 2018, the Portfolio underperformed the Russell 2000® Value Index. For the year, investment in the industrials sector detracted from returns, while stock selection in information technology contributed to performance.

Burlington Stores, Inc. (0.9% of the Portfolio), a major off-price clothing retailer in the US, was a top contributor to the Portfolio’s returns for the year. The company reported solid earnings and exhibited substantial store productivity, with an increase in same-store sales. Burlington Stores also upgraded and opened stores in high-traffic centers due to real estate availability, which translated into high-mid-digit sales growth and earnings before interest and taxes (EBIT) margin expansion. Despite the many headwinds facing retailers, including higher wage and freight costs, Burlington Stores improved gross margins, due in part to tax cuts, as well as a lower markdown rate. Goldman Sachs believes the company will continue to widen margins in 2019, aided by strong top-line sales fueled by its continued enhancement of underpenetrated categories such as home, beauty, toy, and baby products.

Beacon Roofing Supply, Inc. (0.6% of the Portfolio), which distributes roofing and building materials in the US and Canada, was a major detractor for the year. During the first and second quarters, its gross margins came under pressure as input costs increased, leading to a shortfall in earnings. While the company was able to overcome cost headwinds in the third quarter, it still missed consensus expectations due to mild weather and a decline in organic sales in its residential roofing business. Going into 2019, Goldman Sachs believes the company will have a more favorable backdrop, with better relative weather comparisons and potential cost synergies from its 2018 acquisition of Allied Building Products Corp. Goldman Sachs also has confidence in the company’s experienced management team, which has been able to execute its strategy over multiple cycles and return value to shareholders.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower forecasted growth values.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2018

SP Small Cap Value Portfolio
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value ETF	1.5%
ALLETE, Inc.	1.2%
IDACORP, Inc.	1.1%
Pebblebrook Hotel Trust	1.1%
Chesapeake Lodging Trust	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

SP Small Cap Value (Class I)	Actual	$1,000.00	$847.90	0.99%	$4.61
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 96.1%	Shares	Value
Aerospace & Defense — 1.8%
AAR Corp.	8,641	$322,655
Aerojet Rocketdyne Holdings, Inc.*	9,679	340,991
Curtiss-Wright Corp.	8,638	882,113
Esterline Technologies Corp.*	7,185	872,618
Mercury Systems, Inc.*	3,836	181,404
Moog, Inc. (Class A Stock)	9,248	716,535

		3,316,316

Air Freight & Logistics — 1.1%
Air Transport Services Group, Inc.*	49,959	1,139,565
Atlas Air Worldwide Holdings, Inc.*	2,222	93,746
Echo Global Logistics, Inc.*	15,003	305,011
XPO Logistics, Inc.*	6,758	385,476

		1,923,798

Airlines — 1.3%
SkyWest, Inc.	24,493	1,089,204
Spirit Airlines, Inc.*	22,035	1,276,267

		2,365,471

Auto Components — 0.3%
American Axle & Manufacturing Holdings, Inc.*	34,468	382,595
Standard Motor Products, Inc.	4,226	204,665

		587,260

Banks — 17.1%
Amalgamated Bank (Class A Stock)(a)	22,507	438,887
Ameris Bancorp	20,158	638,404
BancorpSouth Bank	27,024	706,407
Banner Corp.	30,155	1,612,689
Boston Private Financial Holdings, Inc.	42,233	446,403
Brookline Bancorp, Inc.	42,770	591,081
Bryn Mawr Bank Corp.	11,644	400,554
CenterState Bank Corp.	48,208	1,014,296
Chemical Financial Corp.	31,166	1,140,987
Columbia Banking System, Inc.	40,498	1,469,672
Community Bank System, Inc.(a)	22,074	1,286,914
ConnectOne Bancorp, Inc.	29,931	552,826
CVB Financial Corp.	69,944	1,414,967
FB Financial Corp.	10,794	378,006
First Financial Bankshares, Inc.(a)	21,123	1,218,586
First Merchants Corp.	31,999	1,096,606
First Midwest Bancorp, Inc.	40,056	793,509
First of Long Island Corp. (The)	14,275	284,786
Flushing Financial Corp.	22,360	481,411
Glacier Bancorp, Inc.(a)	38,755	1,535,473
Great Western Bancorp, Inc.	42,148	1,317,125
Guaranty Bancorp	14,971	310,648
Heritage Financial Corp.	20,516	609,736
Home BancShares, Inc.	35,390	578,273
Independent Bank Corp.(a)	18,788	1,320,984
Independent Bank Group, Inc.	16,563	758,089
Lakeland Financial Corp.	21,155	849,585
LegacyTexas Financial Group, Inc.	41,381	1,327,916
National Commerce Corp.*	10,999	395,964
Old Line Bancshares, Inc.	7,463	196,426

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Pacific Premier Bancorp, Inc.*	8,793	$224,397
Pinnacle Financial Partners, Inc.	21,531	992,579
Renasant Corp.	35,652	1,075,977
Sandy Spring Bancorp, Inc.	14,023	439,481
South State Corp.	17,461	1,046,787
Texas Capital Bancshares, Inc.*	5,060	258,515
Towne Bank	22,207	531,858
TriCo Bancshares	14,631	494,382
Union Bankshares Corp.	21,091	595,399

		30,826,585

Biotechnology — 0.3%
Emergent BioSolutions, Inc.*	7,581	449,402

Building Products — 0.2%
Universal Forest Products, Inc.	12,374	321,229

Capital Markets — 1.5%
BrightSphere Investment Group PLC	50,287	537,065
Houlihan Lokey, Inc.	17,328	637,670
Stifel Financial Corp.	25,805	1,068,843
Virtu Financial, Inc. (Class A Stock)(a)	15,672	403,711

		2,647,289

Chemicals — 1.8%
HB Fuller Co.	22,335	953,035
Ingevity Corp.*	10,281	860,417
Quaker Chemical Corp.	4,152	737,852
Sensient Technologies Corp.	12,159	679,080
Tronox Ltd. (Class A Stock)	5,280	41,078

		3,271,462

Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	19,583	628,810
Advanced Disposal Services, Inc.*	30,564	731,702
Brady Corp. (Class A Stock)	15,863	689,406
Mobile Mini, Inc.	15,351	487,394
US Ecology, Inc.	6,731	423,919

		2,961,231

Communications Equipment — 2.6%
Ciena Corp.*	49,997	1,695,398
NetScout Systems, Inc.*(a)	47,939	1,132,799
Plantronics, Inc.	9,822	325,108
Viavi Solutions, Inc.*	147,152	1,478,878

		4,632,183

Construction & Engineering — 1.2%
EMCOR Group, Inc.	12,235	730,307
Granite Construction, Inc.	11,218	451,861
KBR, Inc.	61,877	939,293

		2,121,461

Diversified Consumer Services — 1.1%
Adtalem Global Education, Inc.*	29,580	1,399,726
Chegg, Inc.*	21,496	610,916

		2,010,642

Electric Utilities — 4.7%
ALLETE, Inc.	28,553	2,176,310

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
El Paso Electric Co.	19,726	$988,864
IDACORP, Inc.	21,816	2,030,197
PNM Resources, Inc.	34,451	1,415,592
Portland General Electric Co.	39,277	1,800,850

		8,411,813

Electronic Equipment, Instruments & Components — 1.7%
CTS Corp.	26,048	674,383
II-VI, Inc.*	15,316	497,157
Knowles Corp.*	31,535	419,731
Rogers Corp.*	3,999	396,141
SYNNEX Corp.	12,732	1,029,255

		3,016,667

Energy Equipment & Services — 1.1%
Apergy Corp.*	40,558	1,098,311
Cactus, Inc. (Class A Stock)*	30,323	831,153
NCS Multistage Holdings, Inc.*	17,867	90,943

		2,020,407

Entertainment — 0.7%
Live Nation Entertainment, Inc.*(a)	25,118	1,237,062

Equity Real Estate Investment Trusts (REITs) — 10.1%
Acadia Realty Trust	68,552	1,628,795
Chatham Lodging Trust	21,842	386,167
Chesapeake Lodging Trust	75,469	1,837,670
Columbia Property Trust, Inc.	89,156	1,725,169
CyrusOne, Inc.	30,428	1,609,033
Healthcare Realty Trust, Inc.	62,408	1,774,883
Hudson Pacific Properties, Inc.	27,949	812,198
Life Storage, Inc.	12,125	1,127,504
National Health Investors, Inc.	23,282	1,758,722
Pebblebrook Hotel Trust(a)	66,847	1,892,439
Preferred Apartment Communities, Inc. (Class A Stock)	28,299	397,884
PS Business Parks, Inc.	13,024	1,706,144
RLJ Lodging Trust	89,253	1,463,749

		18,120,357

Food & Staples Retailing — 0.3%
Performance Food Group Co.*	17,351	559,917
SpartanNash Co.	3,240	55,663

		615,580

Food Products — 2.1%
B&G Foods, Inc.(a)	27,711	801,125
Darling Ingredients, Inc.*	56,623	1,089,427
Hostess Brands, Inc.*(a)	10,726	117,342
Nomad Foods Ltd. (United Kingdom)*	31,516	526,948
Sanderson Farms, Inc.(a)	2,253	223,700
Simply Good Foods Co. (The)*	53,911	1,018,918

		3,777,460

Gas Utilities — 2.1%
Chesapeake Utilities Corp.	13,096	1,064,705

COMMON STOCKS (continued)	Shares	Value
Gas Utilities (continued)
New Jersey Resources Corp.	32,321	$1,476,100
South Jersey Industries, Inc.(a)	43,200	1,200,960

		3,741,765

Health Care Equipment & Supplies — 1.9%
Avanos Medical, Inc.*	25,449	1,139,861
CONMED Corp.	14,378	923,068
Orthofix Medical, Inc.*	11,670	612,558
Wright Medical Group NV*	25,575	696,151

		3,371,638

Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc.*(a)	13,712	352,535
AMN Healthcare Services, Inc.*	7,968	451,467

		804,002

Health Care Technology — 0.9%
Allscripts Healthcare Solutions, Inc.*	126,172	1,216,298
HMS Holdings Corp.*	13,787	387,828

		1,604,126

Hotels, Restaurants & Leisure — 1.8%
Belmond Ltd. (United Kingdom) (Class A Stock)*	10,262	256,858
Boyd Gaming Corp.	2,498	51,908
Brinker International, Inc.	4,074	179,175
Dine Brands Global, Inc.(a)	10,159	684,107
Eldorado Resorts, Inc.*(a)	30,968	1,121,351
Jack in the Box, Inc.	6,558	509,098
Marriott Vacations Worldwide Corp.	749	52,812
Wendy’s Co. (The)	28,948	451,878

		3,307,187

Household Durables — 1.4%
Helen of Troy Ltd.*	5,099	668,887
KB Home	15,062	287,684
Meritage Homes Corp.*	17,481	641,903
Taylor Morrison Home Corp. (Class A Stock)*	22,678	360,580
TopBuild Corp.*	10,635	478,575

		2,437,629

Household Products — 0.4%
Central Garden & Pet Co. (Class A Stock)*	24,332	760,375

Insurance — 5.1%
AMERISAFE, Inc.	9,996	566,673
CNO Financial Group, Inc.	59,812	890,003
Enstar Group Ltd. (Bermuda)*	4,442	744,346
James River Group Holdings Ltd.	23,758	868,117
Kemper Corp.	13,931	924,740
Kinsale Capital Group, Inc.	18,819	1,045,584
Primerica, Inc.	8,685	848,611
ProAssurance Corp.	17,000	689,520
RLI Corp.(a)	14,262	983,935
Selective Insurance Group, Inc.	27,689	1,687,368

		9,248,897

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 0.4%
Cars.com, Inc.*(a)	35,724	$768,066

Internet & Direct Marketing Retail — 0.1%
Liberty Expedia Holdings, Inc. (Class A Stock)*	2,513	98,283

IT Services — 1.2%
CACI International, Inc. (Class A Stock)*	10,510	1,513,755
LiveRamp Holdings, Inc.*(a)	14,860	574,042

		2,087,797

Leisure Products — 0.0%
Callaway Golf Co.	1,696	25,949

Life Sciences Tools & Services — 0.8%
Cambrex Corp.*(a)	11,646	439,753
Syneos Health, Inc.*	26,519	1,043,523

		1,483,276

Machinery — 3.5%
CIRCOR International, Inc.*(a)	17,436	371,387
Federal Signal Corp.	34,815	692,818
ITT, Inc.	15,702	757,935
Navistar International Corp.*	11,975	310,751
RBC Bearings, Inc.*	5,726	750,679
Rexnord Corp.*	60,423	1,386,708
Tennant Co.	5,901	307,501
TriMas Corp.*	39,023	1,064,938
Watts Water Technologies, Inc. (Class A Stock)	11,320	730,480

		6,373,197

Media — 1.3%
Liberty Latin America Ltd. (Chile) (Class C Stock)*	37,361	544,350
MSG Networks, Inc. (Class A Stock)*	19,471	458,737
Nexstar Media Group, Inc. (Class A Stock)(a)	7,182	564,792
Sinclair Broadcast Group, Inc. (Class A Stock)	3,300	86,922
TEGNA, Inc.	68,724	747,030

		2,401,831

Metals & Mining — 1.7%
Allegheny Technologies, Inc.*(a)	59,732	1,300,365
Carpenter Technology Corp.	5,052	179,902
Cleveland-Cliffs, Inc.*(a)	36,713	282,323
Commercial Metals Co.	34,707	556,006
Constellium NV (Class A Stock)*	58,379	408,069
Royal Gold, Inc.	4,615	395,275

		3,121,940

Mortgage Real Estate Investment Trusts (REITs) — 2.3%
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	19,250	613,305
Granite Point Mortgage Trust, Inc.	34,950	630,148
MFA Financial, Inc.	182,222	1,217,243

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
PennyMac Mortgage Investment Trust	36,002	$670,357
Two Harbors Investment Corp.	83,989	1,078,419

		4,209,472

Multiline Retail — 0.1%
Big Lots, Inc.	8,344	241,308

Oil, Gas & Consumable Fuels — 4.2%
Callon Petroleum Co.*(a)	141,000	915,090
Centennial Resource Development, Inc. (Class A Stock)*(a)	40,218	443,202
Delek US Holdings, Inc.	16,408	533,424
Falcon Minerals Corp.*(a)	60,708	516,018
Golar LNG Ltd. (Bermuda)(a)	57,511	1,251,439
Matador Resources Co.*	18,473	286,886
PBF Energy, Inc. (Class A Stock)	8,802	287,561
PDC Energy, Inc.*	22,018	655,256
SM Energy Co.	21,646	335,080
Viper Energy Partners LP	37,497	976,422
WPX Energy, Inc.*	112,659	1,278,680

		7,479,058

Personal Products — 0.1%
Edgewell Personal Care Co.*	4,559	170,279

Pharmaceuticals — 0.2%
Mallinckrodt PLC*(a)	26,977	426,237

Professional Services — 0.4%
ASGN, Inc.*	11,885	647,733

Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	53,131	965,390

Road & Rail — 0.4%
Saia, Inc.*	11,429	637,967

Semiconductors & Semiconductor Equipment — 2.7%
Cree, Inc.*(a)	34,835	1,490,067
Entegris, Inc.(a)	34,795	970,607
Lattice Semiconductor Corp.*	111,407	770,936
Semtech Corp.*	16,861	773,414
Silicon Laboratories, Inc.*	4,776	376,397
Synaptics, Inc.*(a)	12,131	451,394

		4,832,815

Software — 2.1%
CommVault Systems, Inc.*	21,568	1,274,453
Cornerstone OnDemand, Inc.*	23,404	1,180,264
Verint Systems, Inc.*	31,888	1,349,181

		3,803,898

Specialty Retail — 2.6%
Aaron’s, Inc.	20,304	853,783
Asbury Automotive Group, Inc.*	7,208	480,485
Ascena Retail Group, Inc.*	12,549	31,498
At Home Group, Inc.*(a)	10,788	201,304
Bed Bath & Beyond, Inc.(a)	6,045	68,429
Burlington Stores, Inc.*	9,599	1,561,469
Caleres, Inc.	5,055	140,681
Children’s Place, Inc. (The)(a)	4,008	361,081
DSW, Inc. (Class A Stock)	9,434	233,020
GameStop Corp. (Class A Stock)(a)	7,860	99,193

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Guess?, Inc.	10,891	$226,206
Hudson Ltd. (Class A Stock)*	20,759	356,017
Signet Jewelers Ltd.	2,884	91,625

		4,704,791

Textiles, Apparel & Luxury Goods — 0.7%
Columbia Sportswear Co.	6,800	571,812
G-III Apparel Group Ltd.*	3,614	100,794
Movado Group, Inc.	3,164	100,046
Wolverine World Wide, Inc.	16,138	514,641

		1,287,293

Thrifts & Mortgage Finance — 2.3%
MGIC Investment Corp.*	136,694	1,429,819
OceanFirst Financial Corp.	42,642	959,872
Provident Financial Services, Inc.	34,241	826,235
Washington Federal, Inc.	37,361	997,912

		4,213,838

Trading Companies & Distributors — 1.7%
Beacon Roofing Supply, Inc.*	31,858	1,010,536
Foundation Building Materials, Inc.*	31,601	262,604
H&E Equipment Services, Inc.	22,553	460,532
Kaman Corp.	11,950	670,275
Univar, Inc.*	36,598	649,249

		3,053,196

TOTAL COMMON STOCKS (cost $159,211,214)		172,942,908

EXCHANGE TRADED FUND — 1.4%
iShares Russell 2000 Value ETF(a) (cost $3,118,173)	24,540	2,639,032

TOTAL LONG-TERM INVESTMENTS (cost $162,329,387)		175,581,940

SHORT-TERM INVESTMENTS — 15.7%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	4,136,174	$4,136,174
PGIM Institutional Money Market Fund (cost $24,087,162; includes $24,041,843 of cash collateral for securities on loan)(b)(w)	24,088,581	24,086,172

TOTAL SHORT-TERM INVESTMENTS (cost $28,223,336)		28,222,346

TOTAL INVESTMENTS — 113.2% (cost $190,552,723)		203,804,286
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.2)%		(23,801,477)

NET ASSETS — 100.0%		$180,002,809

The following abbreviations are used in the annual report:

ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,643,803; cash collateral of $24,041,843 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,316,316	$—	$—
Air Freight & Logistics	1,923,798	—	—
Airlines	2,365,471	—	—
Auto Components	587,260	—	—
Banks	30,826,585	—	—
Biotechnology	449,402	—	—
Building Products	321,229	—	—
Capital Markets	2,647,289	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Chemicals	$3,271,462	$—	$—
Commercial Services & Supplies	2,961,231	—	—
Communications Equipment	4,632,183	—	—
Construction & Engineering	2,121,461	—	—
Diversified Consumer Services	2,010,642	—	—
Electric Utilities	8,411,813	—	—
Electronic Equipment, Instruments & Components	3,016,667	—	—
Energy Equipment & Services	2,020,407	—	—
Entertainment	1,237,062	—	—
Equity Real Estate Investment Trusts (REITs)	18,120,357	—	—
Food & Staples Retailing	615,580	—	—
Food Products	3,777,460	—	—
Gas Utilities	3,741,765	—	—
Health Care Equipment & Supplies	3,371,638	—	—
Health Care Providers & Services	804,002	—	—
Health Care Technology	1,604,126	—	—
Hotels, Restaurants & Leisure	3,307,187	—	—
Household Durables	2,437,629	—	—
Household Products	760,375	—	—
Insurance	9,248,897	—	—
Interactive Media & Services	768,066	—	—
Internet & Direct Marketing Retail	98,283	—	—
IT Services	2,087,797	—	—
Leisure Products	25,949	—	—
Life Sciences Tools & Services	1,483,276	—	—
Machinery	6,373,197	—	—
Media	2,401,831	—	—
Metals & Mining	3,121,940	—	—
Mortgage Real Estate Investment Trusts (REITs)	4,209,472	—	—
Multiline Retail	241,308	—	—
Oil, Gas & Consumable Fuels	7,479,058	—	—
Personal Products	170,279	—	—
Pharmaceuticals	426,237	—	—
Professional Services	647,733	—	—
Real Estate Management & Development	965,390	—	—
Road & Rail	637,967	—	—
Semiconductors & Semiconductor Equipment	4,832,815	—	—
Software	3,803,898	—	—
Specialty Retail	4,704,791	—	—
Textiles, Apparel & Luxury Goods	1,287,293	—	—
Thrifts & Mortgage Finance	4,213,838	—	—
Trading Companies & Distributors	3,053,196	—	—
Exchange Traded Fund	2,639,032	—	—
Affiliated Mutual Funds	28,222,346	—	—

Total	$203,804,286	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	17.1%
Affiliated Mutual Funds (13.4% represents investments purchased with collateral from securities on loan)	15.7
Equity Real Estate Investment Trusts (REITs)	10.1
Insurance	5.1
Electric Utilities	4.7
Oil, Gas & Consumable Fuels	4.2
Machinery	3.5

Semiconductors & Semiconductor Equipment	2.7%
Specialty Retail	2.6
Communications Equipment	2.6
Thrifts & Mortgage Finance	2.3
Mortgage Real Estate Investment Trusts (REITs)	2.3
Software	2.1
Food Products	2.1
Gas Utilities	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry Classification (continued):
Health Care Equipment & Supplies	1.9%
Aerospace & Defense	1.8
Hotels, Restaurants & Leisure	1.8
Chemicals	1.8
Metals & Mining	1.7
Trading Companies & Distributors	1.7
Electronic Equipment, Instruments & Components	1.7
Commercial Services & Supplies	1.7
Capital Markets	1.5
Household Durables	1.4
Exchange Traded Fund	1.4
Media	1.3
Airlines	1.3
Construction & Engineering	1.2
IT Services	1.2
Energy Equipment & Services	1.1
Diversified Consumer Services	1.1
Air Freight & Logistics	1.1
Health Care Technology	0.9
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.7

Entertainment	0.7%
Real Estate Management & Development	0.5
Health Care Providers & Services	0.5
Interactive Media & Services	0.4
Household Products	0.4
Professional Services	0.4
Road & Rail	0.4
Food & Staples Retailing	0.3
Auto Components	0.3
Biotechnology	0.3
Pharmaceuticals	0.2
Building Products	0.2
Multiline Retail	0.1
Personal Products	0.1
Internet & Direct Marketing Retail	0.1
Leisure Products	0.0 *

113.2
Liabilities in excess of other assets	(13.2)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$23,643,803	$(23,643,803)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $23,643,803:
Unaffiliated investments (cost $162,329,387)	$175,581,940
Affiliated investments (cost $28,223,336)	28,222,346
Dividends and interest receivable	445,694
Receivable for Portfolio shares sold	114,625
Receivable for investments sold	22,837
Tax reclaim receivable	5,636
Prepaid expenses	1,764

Total Assets	204,394,842

LIABILITIES
Payable to broker for collateral for securities on loan	24,041,843
Management fee payable	141,390
Accrued expenses and other liabilities	116,441
Payable for investments purchased	67,629
Payable for Portfolio shares repurchased	18,114
Payable to affiliate	5,636
Affiliated transfer agent fee payable	980

Total Liabilities	24,392,033

NET ASSETS	$180,002,809

Net assets were comprised of:
Partners Equity	$180,002,809

Class I:
Net asset value and redemption price per share, $180,002,809 / 7,934,751 outstanding shares of beneficial interest	$22.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$2,906,343
Affiliated dividend income	103,482
Income from securities lending, net (including affiliated income of $86,184)	91,784

Total income	3,101,609

EXPENSES
Management fee	1,897,926
Custodian and accounting fees	78,407
Shareholders’ reports	52,736
Audit fee	29,300
Trustees’ fees	12,190
Legal fees and expenses	11,229
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	14,873

Total expenses	2,107,344
Less: Fee waiver and/or expense reimbursement	(16,871)

Net expenses	2,090,473

NET INVESTMENT INCOME (LOSS)	1,011,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(2,079))	13,544,446
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(574))	(43,215,307)
Foreign currencies	(89)

(43,215,396)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(29,670,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,659,814)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$1,011,136	$1,051,429
Net realized gain (loss) on investment transactions	13,544,446	21,906,540
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(43,215,396)	880,581

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,659,814)	23,838,550

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [391,841 and 267,902 shares, respectively]	10,182,721	6,532,656
Portfolio shares repurchased [603,195 and 1,117,191 shares, respectively]	(15,962,030)	(26,981,266)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(5,779,309)	(20,448,610)

CAPITAL CONTRIBUTIONS	8,507	—

TOTAL INCREASE (DECREASE)	(34,430,616)	3,389,940
NET ASSETS:
Beginning of year	214,433,425	211,043,485

End of year	$180,002,809	$214,433,425

SEE NOTES TO FINANCIAL STATEMENTS.

A7

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the SP Small Cap Value Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

The investment objective of the Portfolio is long-term growth of capital.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in

B1

accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements:    The Series Fund, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the

B2

Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudental as referenced in Note 3. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Series Fund, on behalf of the Portfolio, has a management agreement with PGIM Investments. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the Subadviser’s performance of such services. The Manager has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) (the “Subadviser”), under which GSAM provides investment advisory services for the Portfolio. The Manager pays for the services of the Subadviser, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

B3

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.90% of the Portfolio’s average daily net assets. PGIM Investments has contractually agreed through June 30, 2019 to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio. The effective management fee rate net of waiver was 0.89% for the year ended December 31, 2018. All amounts paid or payable by the Portfolio to the Manager, under the agreement, are reflected in the Statement of Operations.

The Series Fund, on behalf of the Portfolio, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was $870.

PGIM Investments is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”).

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolio’s “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss

B4

due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amount has been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

2018 Payments
SP Small Cap Value Portfolio	$6,032

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
SP Small Cap Value Portfolio	$3,081	$5,426

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended December 31, 2018, no such transactions were entered into by the Portfolio.

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were $119,245,481 and $126,620,640, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended

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December 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$996,144	$39,643,382	$36,503,352	$—	$—	$4,136,174	4,136,174	$103,482
PGIM Institutional Money Market Fund*
35,846,081	92,567,467	104,324,723	(574)	(2,079)	24,086,172	24,088,581	86,184	**

$36,842,225	$132,210,849	$140,828,075	$(574)	$(2,079)	$28,222,346		$189,666

*	The Fund did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6.	Borrowings

The Series Fund, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio utilized the SCA during the year ended December 31, 2018. The average daily balance for the 1 day that the Portfolio had loans outstanding during the period was approximately $103,000, borrowed at a weighted average interest rate of 2.99%. The maximum loan outstanding amount during the period was $103,000. At December 31, 2018, the Portfolio did not have an outstanding loan amount.

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7.	Capital and Ownership

The shares of the Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). The separate accounts invest in shares of the Portfolio through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Portfolio to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2018, all shares of the Portfolio were owned of record by the following affiliates of the Manager: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
SP Small Cap Value Portfolio	3	96	96

8.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’ holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid

B7

than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Small Company Risk:    Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

B8

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2018(a)		2017(a)	2016(a)		2015(a)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.32		$23.46	$18.70		$19.76	$18.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.12	0.15		0.10	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.76)		2.74	4.60		(1.16)	0.79

Total from investment operations	(3.63)		2.86	4.75		(1.06)	0.93

Capital Contributions	—	(b)(c)	—	0.01	(d)	—	—

Net Asset Value, end of year	$22.69		$26.32	$23.46		$18.70	$19.76

Total Return(e):	(13.79	)%(f)	12.19%	25.45	%(g)	(5.36)%	4.94%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$180.0		$214.4	$211.0		$189.6	$217.1
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.99%		1.01%	1.01%		1.02%	0.99%
Expenses before waivers and/or expense reimbursement	1.00%		1.02%	1.02%		1.03%	1.00%
Net investment income (loss)	0.48%		0.51%	0.75%		0.54%	0.56%
Portfolio turnover rate(i)	58%		62%	57%		94%	41%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 25.40%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF SP SMALL CAP VALUE PORTFOLIO

AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SP Small Cap Value Portfolio (the Portfolio), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund will file with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-SP SMALL CAP VAL

The Prudential Series Fund

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

Jennison 20/20 Focus Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	-5.35%	7.37%	12.87%
Portfolio: Class II	-5.72	6.94	12.44
Russell 1000® Index	-4.78	8.21	13.28
S&P 500 Index	-4.38	8.49	13.11

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the Jennison 20/20 Focus Portfolio’s Class I shares returned -5.35% and Class II shares returned -5.72%. The Portfolio’s Class I & II shares underperformed the Russell 1000 Index and the S&P 500 Index.

The Portfolio’s investment objective is long-term growth of capital.

What were market conditions during the reporting period?

Market concerns surrounding rising inflation expectations and monetary tightening, along with uncertainty about the Trump administration’s policy initiatives, caused equity markets to decline early in 2018. Those concerns seemed to subside, as most major indices continued their march upward until October. Early in the fourth calendar quarter, market fears surrounding rising interest rates, deteriorating growth prospects in the US and emerging markets, and the escalating odds of a trade war combined to unsettle both domestic and global equity markets.

Volatility returned with a vengeance in 2018, having been muted over the past few years, with the CBOE Volatility Index (the VIX) higher by a sharp 130% during the 12-month period. The energy sector was among the worst-performing sectors within the broad S&P 500 Index, likely a result of West Texas Intermediate (WTI) oil prices falling 24.84% during the year. Prices for most industrial metals also saw double-digit declines, hurting the performance of the materials sector, while health care and utilities were among the few bright spots in 2018.

Despite the narrowing differential between styles toward the end of the year, growth stocks continued to outperform their value peers for the reporting period overall. Gains in the Russell 1000 Growth Index were led by select technology, health care, and consumer company stocks. Sectors with sensitivity to commodities prices and cyclical growth — including materials, energy, and industrials — were weak. Gains in the Russell 1000 Value Index were led by the health care and utilities sectors, while financials and energy detracted from performance.

What strategies or holdings affected the Portfolio’s performance?

Relative to the Index, overweight allocations to application software and pharmaceuticals drove performance, while stock selection within diversified banks and electric utilities also contributed. Conversely, security selection among semiconductors, health care equipment, and Internet & direct marketing retail names hurt relative performance in the period.

Top absolute contributors for the period included application software maker Microsoft Corp., which continued to post solid earnings and beat consensus expectations over the past several quarters. This was driven in part by its Commercial Cloud and Azure segments and by a steady personal computer business. Additionally, its Office 365 software drove operating income improvements in the company’s productivity and business process segment. Jennison believes improving top-line growth and expanding profit margins should drive multiple years of accelerated earnings-per-share growth. salesforce.com, Inc. benefited from secular growth drivers, including the shift to cloud computing, increasing corporate focus on customer-facing applications, emergence of mobile as a primary user interface into enterprise applications, and increasing demand for analytical capabilities to optimize business decisions and processes. Netflix, Inc. continued to raise its long-term competitive barriers with investments in content, resulting in

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited) (Continued)

strong subscriber growth and solid evidence of increased pricing and operating leverage. Jennison believes that the company’s long-term competitive positioning has been strengthened by exclusive deals and original content, international expansion, and scale advantage, enabling the company to fund content costs with a global subscriber base. The company’s third-quarter earnings and subscriber growth (reported in October) exceeded estimates, and its guidance for the fourth quarter implied a materially better-than-projected acceleration in growth.

Among the notable detractors in the Portfolio was the semiconductor firm NVIDIA Corp. Its shares declined in November, reflecting lower-than-anticipated third-quarter revenue from low- and mid-end gaming graphics-processing units. An underlying inventory issue was anticipated to result in a revenue shortfall in the fourth quarter, as the company would not ship more product until the channel had been cleared. Jennison reduced its estimates to reflect the company’s temporary inventory challenge. Further, based on the company’s third-quarter revenue miss and its inability to anticipate the inventory/demand problem, the position was sold during the fourth quarter for what Jennison saw as more attractive investment opportunities.

Shares of PNC Financial Services Group, one of the largest diversified financial services companies in the US, underperformed amid a softer loan-growth outlook and overall financial-sector weakness due to macro concerns. As a “smart operator,” the company is a well-managed commercial and retail bank that took advantage of the financial crisis to grow significantly through acquisitions and is now starting to show the fruits of its labor, in Jennison’s view.

Shares of Noble Energy, Inc. underperformed, as West Texas Intermediate oil prices remained volatile during the back half of the year, declining nearly 25% over the entire reporting period and sending the broader oil and gas exploration and production industry lower. Jennison believes that investors overreacted when the company reported slightly below-consensus second-quarter expectations, likely due to a focus on producers’ “flow assurance,” or the ability to transport oil and gas out of a basin. Effectively, the company decided to slow its growth in the Permian Basin and shift capital to the Denver Basin, where new infrastructure is now up and running, allowing for more growth. Jennison viewed these moves by management as prudent and continued to hold the position at the end of the period.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

2

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2018

Jennison 20/20 Focus Portfolio
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	7.0%
Boeing Co. (The)	5.4%
Alphabet, Inc. (Class A Stock)	3.6%
PNC Financial Services Group, Inc. (The)	3.5%
American Electric Power Co., Inc.	3.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in the Portfolio through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$899.50	0.84%	$4.02
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$897.70	1.24%	$5.93
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2018

LONG-TERM INVESTMENTS — 96.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 7.3%
Boeing Co. (The)	29,943	$9,656,617
United Technologies Corp.	30,350	3,231,668

		12,888,285

Automobiles — 2.1%
Tesla, Inc.*(a)	10,947	3,643,162

Banks — 6.8%
JPMorgan Chase & Co.	59,859	5,843,435
PNC Financial Services Group, Inc. (The)	53,760	6,285,082

		12,128,517

Chemicals — 1.3%
DowDuPont, Inc.	43,075	2,303,651

Consumer Finance — 2.2%
SLM Corp.*	478,154	3,973,460

Electric Utilities — 4.8%
American Electric Power Co., Inc.	83,051	6,207,232
Exelon Corp.	50,168	2,262,577

		8,469,809

Energy Equipment & Services — 0.6%
Schlumberger Ltd.	28,936	1,044,011

Entertainment — 2.2%
Netflix, Inc.*	14,648	3,920,684

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	14,393	2,276,829

Food & Staples Retailing — 2.9%
Walmart, Inc.	54,691	5,094,467

Food Products — 2.2%
Mondelez International, Inc. (Class A Stock)	96,205	3,851,086

Health Care Equipment & Supplies — 2.1%
Zimmer Biomet Holdings, Inc.	36,636	3,799,886

Health Care Providers & Services — 2.1%
UnitedHealth Group, Inc.	15,115	3,765,449

Insurance — 2.2%
MetLife, Inc.	95,565	3,923,899

Interactive Media & Services — 8.5%
Alphabet, Inc. (Class A Stock)*	6,094	6,367,986
Facebook, Inc. (Class A Stock)*	27,250	3,572,203
Tencent Holdings Ltd. (China), ADR(a)	129,788	5,122,732

		15,062,921

Internet & Direct Marketing Retail — 5.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	31,740	4,350,602
Amazon.com, Inc.*	3,888	5,839,659

		10,190,261

IT Services — 5.7%
Adyen NV (Netherlands), 144A*(a)	4,051	2,217,929

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Mastercard, Inc. (Class A Stock)	31,188	$5,883,616
PayPal Holdings, Inc.*	22,880	1,923,979

		10,025,524

Life Sciences Tools & Services — 2.4%
Illumina, Inc.*	14,009	4,201,719

Media — 2.2%
Comcast Corp. (Class A Stock)	116,990	3,983,509

Oil, Gas & Consumable Fuels — 3.1%
Noble Energy, Inc.	109,476	2,053,770
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	58,271	3,395,451

		5,449,221

Pharmaceuticals — 10.9%
Allergan PLC	8,921	1,192,381
AstraZeneca PLC (United Kingdom), ADR	118,317	4,493,680
Eli Lilly & Co.	35,341	4,089,660
Merck & Co., Inc.	61,244	4,679,654
Pfizer, Inc.	112,693	4,919,049

		19,374,424

Semiconductors & Semiconductor Equipment — 2.1%
Texas Instruments, Inc.	39,672	3,749,004

Software — 13.3%
Adobe, Inc.*	23,201	5,248,994
Microsoft Corp.	121,759	12,367,062
salesforce.com, Inc.*	44,327	6,071,469

		23,687,525

Specialty Retail — 2.4%
Home Depot, Inc. (The)	14,298	2,456,682
Lowe’s Cos., Inc.	19,752	1,824,295

		4,280,977

TOTAL LONG-TERM INVESTMENTS (cost $136,182,072)		171,088,280

SHORT-TERM INVESTMENTS — 7.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,478,500	5,478,500
PGIM Institutional Money Market Fund (cost $7,706,105; includes $7,680,660 of cash collateral for securities on loan)(b)(w)	7,706,879	7,706,108

TOTAL SHORT-TERM INVESTMENTS (cost $13,184,605)		13,184,608

TOTAL INVESTMENTS — 103.8% (cost $149,366,677)		184,272,888
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.8)%		(6,706,099)

NET ASSETS — 100.0%		$177,566,789

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REITs	Real Estate Investment Trusts

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,513,513; cash collateral of $7,680,660 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,888,285	$—	$—
Automobiles	3,643,162	—	—
Banks	12,128,517	—	—
Chemicals	2,303,651	—	—
Consumer Finance	3,973,460	—	—
Electric Utilities	8,469,809	—	—
Energy Equipment & Services	1,044,011	—	—
Entertainment	3,920,684	—	—
Equity Real Estate Investment Trusts (REITs)	2,276,829	—	—
Food & Staples Retailing	5,094,467	—	—
Food Products	3,851,086	—	—
Health Care Equipment & Supplies	3,799,886	—	—
Health Care Providers & Services	3,765,449	—	—
Insurance	3,923,899	—	—
Interactive Media & Services	15,062,921	—	—
Internet & Direct Marketing Retail	10,190,261	—	—
IT Services	7,807,595	2,217,929	—
Life Sciences Tools & Services	4,201,719	—	—
Media	3,983,509	—	—
Oil, Gas & Consumable Fuels	5,449,221	—	—
Pharmaceuticals	19,374,424	—	—
Semiconductors & Semiconductor Equipment	3,749,004	—	—
Software	23,687,525	—	—
Specialty Retail	4,280,977	—	—
Affiliated Mutual Funds	13,184,608	—	—

Total	$182,054,959	$2,217,929	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Software	13.3%
Pharmaceuticals	10.9

Interactive Media & Services	8.5%
Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	7.4
Aerospace & Defense	7.3

SEE NOTES TO FINANCIAL STATEMENTS.

A2

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2018

Industry Classification (continued):
Banks	6.8%
Internet & Direct Marketing Retail	5.7
IT Services	5.7
Electric Utilities	4.8
Oil, Gas & Consumable Fuels	3.1
Food & Staples Retailing	2.9
Specialty Retail	2.4
Life Sciences Tools & Services	2.4
Media	2.2
Consumer Finance	2.2
Insurance	2.2
Entertainment	2.2
Food Products	2.2

Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	2.1
Semiconductors & Semiconductor Equipment	2.1
Automobiles	2.1
Chemicals	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Energy Equipment & Services	0.6

103.8
Liabilities in excess of other assets	(3.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$7,513,513	$(7,513,513)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2018

ASSETS
Investments at value, including securities on loan of $7,513,513:
Unaffiliated investments (cost $136,182,072)	$171,088,280
Affiliated investments (cost $13,184,605)	13,184,608
Receivable for investments sold	3,399,033
Receivable for Portfolio shares sold	285,784
Dividends receivable	127,384
Tax reclaim receivable	54,452
Prepaid expenses	1,783

Total Assets	188,141,324

LIABILITIES
Payable to broker for collateral for securities on loan	7,680,660
Payable for investments purchased	2,395,166
Payable for Portfolio shares repurchased	224,182
Management fee payable	116,931
Accrued expenses and other liabilities	94,848
Distribution fee payable	26,180
Payable to affiliate	19,878
Administration fee payable	15,710
Affiliated transfer agent fee payable	980

Total Liabilities	10,574,535

NET ASSETS	$177,566,789

Net assets were comprised of:
Partners Equity	$177,566,789

Class I:
Net asset value and redemption price per share, $58,961,141 / 1,997,280 outstanding shares of beneficial interest	$29.52

Class II:
Net asset value and redemption price per share, $118,605,648 / 4,210,804 outstanding shares of beneficial interest	$28.17

STATEMENT OF OPERATIONS Year Ended December 31, 2018
NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $47,093 foreign withholding tax)	$3,390,982
Affiliated dividend income	77,162
Income from securities lending, net (including affiliated income of $35,230)	35,251

Total income	3,503,395

EXPENSES
Management fee	1,621,818
Distribution fee—Class II	368,544
Administration fee—Class II	221,127
Custodian and accounting fees	86,154
Shareholders’ reports	42,416
Audit fee	24,600
Trustees’ fees	11,990
Legal fees and expenses	11,218
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,683
Miscellaneous	18,139

Total expenses	2,416,689
Less: Fee waivers and/or expense reimbursement	(51,634)

Net expenses	2,365,055

NET INVESTMENT INCOME (LOSS)	1,138,340

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,467))	7,097,473
Foreign currency transactions	(1,862)

7,095,611

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $782)	(17,156,758)
Foreign currencies	(589)

(17,157,347)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(10,061,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,923,396)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,138,340	$173,622
Net realized gain (loss) on investment and foreign currency transactions	7,095,611	43,563,686
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,157,347)	12,266,861

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,923,396)	56,004,169

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	14,559,333	7,638,654
Portfolio shares repurchased	(53,237,975)	(40,364,763)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(38,678,642)	(32,726,109)

CAPITAL CONTRIBUTIONS	106,774	—

TOTAL INCREASE (DECREASE)	(47,495,264)	23,278,060
NET ASSETS:
Beginning of year	225,062,053	201,783,993

End of year	$177,566,789	$225,062,053

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the Jennison 20/20 Focus Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

The investment objective of the Portfolio is long-term growth of capital.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in

B1

accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements:    The Series Fund, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC

B2

derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudental as referenced in Note 3. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B3

2.	Agreements

The Series Fund, on behalf of the Portfolio, has entered into an investment management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. The Manager pays for the services of the Subadviser, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Portfolio’s average daily net assets. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended December 31, 2018. All amounts paid or payable by the Portfolio to the Manager, under the agreement, are reflected in the Statement of Operations.

PGIM Investments voluntarily agreed, through June 30, 2018, to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Portfolio to 0.80% of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Series Fund, on behalf of the Portfolio, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolio, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was $6,059.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

B4

In February 2016, Prudential, the parent company of the Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolio’s “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with

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the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amount has been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolio’s status as a partnership for tax purposes.

2018 Payment
Jennison 20/20 Focus Portfolio	$20,666

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolio’s status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
Jennison 20/20 Focus Portfolio	$67,110	$39,664

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended December 31, 2018, no such transactions were entered into by the Portfolio.

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were $88,380,002 and $131,091,989, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,726,954	$79,184,374	$75,432,828	$—	$—	$5,478,500	5,478,500	$77,162
PGIM Institutional Money Market Fund*
18,377,874	111,420,091	122,090,172	782	(2,467)	7,706,108	7,706,879	35,230	**

$20,104,828	$190,604,465	$197,523,000	$782	$(2,467)	$13,184,608		$112,392

*	The Funds did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements

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for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6.	Borrowings

The Series Fund, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio utilized the SCA during the year ended December 31, 2018. The average daily balance for the 14 days that the Portfolio had loans outstanding during the period was approximately $233,286, borrowed at a weighted average interest rate of 3.21%. The maximum loan outstanding amount during the period was $619,000. At December 31, 2018, the Portfolio did not have an outstanding loan amount.

7.	Capital and Ownership

The Portfolio offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolio through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Portfolio to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2018, all of Class I shares of record of the Portfolio were owned by the Pruco Life Insurance Company (“PLAZ”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PLAZ. PLAZ is an indirect, wholly-owned subsidiary of Prudential.

In addition, the following number of shareholders held the following percentages of outstanding shares of the Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
Jennison 20/20 Focus Portfolio	4	90	29

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Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2018:
Portfolio shares sold	155,156	$5,029,990
Portfolio shares repurchased	(367,935)	(12,015,117)
Capital contributions	—	35,270

Net increase (decrease) in shares outstanding	(212,779)	$(6,949,857)

Year ended December 31, 2017:
Portfolio shares sold	79,728	$2,229,603
Portfolio shares repurchased	(346,578)	(9,560,105)

Net increase (decrease) in shares outstanding	(266,850)	$(7,330,502)

Class II:
Year ended December 31, 2018:
Portfolio shares sold	306,232	$9,529,343
Portfolio shares repurchased	(1,320,167)	(41,222,858)
Capital contributions	—	71,504

Net increase (decrease) in shares outstanding	(1,013,935)	$(31,622,011)

Year ended December 31, 2017:
Portfolio shares sold	204,981	$5,409,051
Portfolio shares repurchased	(1,166,733)	(30,804,658)

Net increase (decrease) in shares outstanding	(961,752)	$(25,395,607)

8.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain

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other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$31.19		$23.94	$23.56		$22.16	$20.69

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.10	0.09		0.07	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.95)		7.15	0.27		1.33	1.45

Total from investment operations	(1.69)		7.25	0.36		1.40	1.47

Capital Contributions	0.02	(c)	—	0.02	(d)	—	—

Net Asset Value, end of year	$29.52		$31.19	$23.94		$23.56	$22.16

Total Return(e)	(5.35	)%(f)	30.28%	1.61	%(g)	6.32%	7.10%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$59.0		$68.9	$59.3		$65.4	$67.2
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.82%		0.82%	0.83%		0.83%	0.83%
Expenses before waivers and/or expense reimbursement	0.84%		0.87%	0.83%		0.83%	0.83%
Net investment income (loss)	0.80%		0.36%	0.39%		0.30%	0.08%
Portfolio turnover rate(i)	42%		99%	69%		64%	97%

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2018		2017	2016		2015	2014
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$29.88		$23.03	$22.75		$21.49	$20.14

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		(0.01)	—	(b)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.86)		6.86	0.26		1.28	1.42

Total from investment operations	(1.73)		6.85	0.26		1.26	1.35

Capital Contributions	0.02	(c)	—	0.02	(d)	—	—

Net Asset Value, end of year	$28.17		$29.88	$23.03		$22.75	$21.49

Total Return(e)	(5.72	)%(f)	29.74%	1.23	%(g)	5.86%	6.70%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$118.6		$156.1	$142.5		$160.1	$172.9
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.22%		1.22%	1.23%		1.23%	1.23%
Expenses before waivers and/or expense reimbursement	1.24%		1.27%	1.23%		1.23%	1.23%
Net investment income (loss)	0.40%		(0.04)%	(0.01)%		(0.10)%	(0.33)%
Portfolio turnover rate(i)	42%		99%	69%		64%	97%

(a)	Calculated based on average shares outstanding during the year.

(b)	Less than $0.005 per share.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (5.41)% and (5.79)% for Class l and Class ll, respectively.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.53% and 1.14% for Class l and Class ll, respectively.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF JENNISON 20/20 FOCUS PORTFOLIO

AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Portfolio (the Portfolio), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2019

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

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Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

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Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund will file with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund may offer two classes of shares in each portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) and to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such non-affiliated insurance companies, as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Presorted

Standard

U.S. Postage

PAID

Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-20/20 Focus

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $570,718 and $577,870 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(c) Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(d) All Other Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code	of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 19, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 19, 2019